UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: 1-844-457-6383

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2019 (Unaudited)

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)

JPMorgan Municipal ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds’ electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

October 10, 2019 (Unaudited)

Dear Shareholder,

The upward trajectory of JPMorgan Exchange-Traded Funds’ growth has continued in 2019. So far this year, we’ve increased our assets under management to more than $27 billion; placing J.P. Morgan as a top five provider in ETF flows as of the end of September 2019.1 We continue to offer an expanding suite of low-cost, liquid and transparent solutions for building well-diversified, well-priced portfolios. J. P. Morgan is proud to provide ETFs that can help each investor to achieve their goals.

“Amid changing market environments, we believe that investors should have all the tools to build a diversified ETF portfolio — J.P. Morgan ETFs span asset classes, management styles and portfolio needs to help investors build portfolios that endure over market cycles.”

While our ETF business has been progressing, the U.S. economic expansion slowed but remained above global growth trends through the six months ended August 31, 2019. U.S. equity and bond markets provided positive returns amid growth in corporate profits and continued strength in consumer spending. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade, which provided further support for both equity and bond prices. However, a slowing global economy and a sharp increase in reciprocal trade tariffs between the U.S. and China led to increased volatility in financial markets and downward pressure on asset prices in August. For the six months, the S&P 500

1	Bloomberg LP, September 30, 2019.

returned 6.15% and the Bloomberg Barclays U.S. Aggregate Index returned 8.02%.

Amid an uncertain macro backdrop, we believe diversification is key — both across and within asset classes. As interest rate volatility increases, an appropriately diversified fixed income portfolio can help investors generate income and diversify equity volatility. J.P. Morgan’s fixed income ETFs offer low-cost, research-driven choices to achieve critical objectives and build a diversified bond portfolio. Our full suite of fixed income solutions span across global markets and into factor-based and active strategies with the potential for better performance, lower risk and greater diversification to stocks.

We are proud to bring a range of investment solutions to help you navigate a changing market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bonds below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays U.S. Aggregate Index returned 8.02% and the Bloomberg Barclays U.S. High Yield Bond Index returned 4.46%.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD MARCH 12, 2019 (FUND INCEPTION DATE) THROUGH AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	3.56%
Market Price**	3.64%
Bloomberg Barclays Short-Term US Aggregate Bond Index	3.63%

Net Assets as of 8/31/2019	$31,990,088
Duration as of 8/31/2019	2.6 Years

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term US Aggregate Bond Index (the “Underlying Index”),

INVESTMENT APPROACH

The Underlying Index, which includes bonds with remaining effective maturities between one and five years, is a subset of the Bloomberg Barclays US Aggregate Index which consists of U.S. dollar denominated investment-grade taxable bonds. Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE FUND PERFORM?

For the period from inception on March 12, 2019 to August 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund and the Underlying Index’s exposure to U.S. Treasury bonds was a leading contributor to performance during the reporting period. The Fund’s and the Underlying Index’s exposures to U.S. agency mortgage backed securities was a leading detractor from performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the U.S. Treasury and corporate bond sectors and the smallest allocations were in the securitized debt and government related bond sectors.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	57.9%
Corporate Bonds	25.1
Mortgage-Backed Securities	6.7
Supranational	2.9
U.S. Government Agency Securities	2.3
Commercial Mortgage-Backed Securities	1.9
Foreign Government Securities	1.4
Asset-Backed Securities	1.1
Municipal Bonds	0.1
Short-Term Investments	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.59 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $25.61 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD MARCH 12, 2019 (FUND INCEPTION DATE) THROUGH AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Betabuilders 1-5 Year U.S. Aggregate Bond ETF
Net Asset Value	March 12, 2019	3.56%
Market Price		3.64%

LIFE OF FUND PERFORMANCE (3/12/19 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on March 12, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and the Bloomberg Barclays Short-Term US Aggregate Bond Index from March 12, 2019 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Short-Term US Aggregate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays Short-Term US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	7.71%
Market Price**	7.68%
Bloomberg Barclays US Aggregate Index	8.02%

Net Assets as of 8/31/2019	$32,078,250
Duration as of 8/31/2019	6.1 Years

INVESTMENT OBJECTIVE***

The JPMorgan Core Plus Bond ETF (the “Fund”) seeks to provide a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 35% in high yield debt (also known as “junk bonds”). Up to 35% of the Fund’s assets may be invested in foreign securities. The portfolio managers allocate the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays US Aggregate Index (the “Index”).

The Fund’s out-of-Index allocation to high yield corporate bonds was a leading contributor to relative performance. The Fund’s overweight position and security selection in short-dated securitized credit sectors, including asset-backed securities and commercial mortgage-backed securities also contributed to relative performance.

Relative to the Index, the Fund’s underweight position in investment grade credit detracted from performance. Agency mortgage-backed securities had negative performance for the reporting period and the Fund’s overweight position in the sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The managers employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were in mortgage-backed securities and U.S. Treasuries and its smallest allocations were in emerging markets debt and commercial mortgage-backed securities.

PORTFOLIO COMPOSITION****
Corporate Bonds	26.1%
Mortgage-Backed Securities	17.4
U.S. Treasury Obligations	14.9
Asset-Backed Securities	13.0
Collateralized Mortgage Obligations	6.1
Commercial Mortgage-Backed Securities	6.1
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	16.4

(a)	Amount rounds to less than 0.1%.
*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $53.46 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $53.57 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	7.71%	8.76%
Market Price		7.68%	8.98%

*	Not annualized.

LIFE OF FUND PERFORMANCE (1/28/19 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 28, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg Barclays US Aggregate Index from January 28, 2019 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	11.26%
Market Price**	11.21%
Bloomberg Barclays U.S. Corporate Bond Index	11.08%

Net Assets as of 8/31/2019	$29,344,923
Duration as of 8/31/2019	7.9 Years

INVESTMENT OBJECTIVE***

The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return from a portfolio of investment grade corporate bonds.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds and uses fundamental credit research for enhanced security selection and sector allocation. The Fund seeks to outperform the Bloomberg Barclays U.S. Corporate Bond Index while maintaining similar risk characteristics.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays U.S. Corporate Bond Index (the “Index”).

Relative to the Index, the Fund’s security selection within the energy and communications sectors was a leading contributor to performance during the reporting period. The Fund’s overweight position in Anadarko Petroleum Corp. was the largest contributor to performance as the company’s bonds benefitted from the company’s acquisition by Occidental Petroleum Corp.

In the communications sector, the Fund’s positions in Vodafone Group PLC and Verizon Communications Inc. helped relative performance.

The Fund’s underweight position in the technology sector detracted from relative performance as some of the higher quality, large issuers such as Microsoft Corp. and Apple Inc. outperformed during the period. The Fund’s underweight position in the insurance subsector also detracted from performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index, with its largest underweight allocations in the consumer cyclical and technology sectors, and its largest overweight allocations in the financial and capital goods sectors.

PORTFOLIO COMPOSITION****
Corporate Bonds	97.7%
U.S. Treasury Obligations	1.2
Asset-Backed Securities	0.1
Short-Term Investments	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $55.90 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $56.00 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	11.26%	14.88%
Market Price		11.21%	15.08%

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg Barclays US Corporate Bond Index from December 12, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Corporate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Corporate Bond Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	6.18%
Market Price**	6.32%
Bloomberg Barclays Multiverse Index	6.21%

Net Assets as of 8/31/2019	$194,475,936
Duration as of 8/31/2019	4.2 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund posted a positive return of 6.18%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned 6.21% for the reporting period.

The Fund’s allocations to corporate high yield bonds (also known as “junk bonds”), investment grade bonds, and emerging market debt were leading contributors to absolute performance. High yield bonds benefitted from investors seeking higher yields, positive investor sentiment and low default rates. The Fund’s allocation to securitized debt also contributed to absolute performance. During the reporting period, securitized debt benefitted from lower volatility relative to other bond market sectors and continued economic growth in the U.S.

There were no significant detractors from absolute performance. The Fund’s exposure to foreign currencies was the smallest contributor to absolute performance.

Relative to the Bloomberg Barclays Multiverse Index, the Fund’s shorter overall duration detracted from performance as interest rates fell during the period. Duration measures the price sensitivity of the portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration will generally experience smaller price appreciation when interest rates fall, compared with bonds of longer duration.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities. At the end of the reporting period, the Fund’s largest allocations were in U.S. high yield bonds, government bonds and securitized debt. The Fund’s smallest allocations were in non-agency mortgage-backed securities, convertible bonds and collateralized loan obligations.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
United States	46.2%
Spain	5.0
Portugal	4.2
Canada	3.7
United Kingdom	3.3
France	2.8
Italy	2.5
Indonesia	1.6
South Africa	1.6
Mexico	1.6
Greece	1.5
Luxembourg	1.2
Germany	1.2
Netherlands	1.2
Switzerland	1.2
Malaysia	1.0
Ireland	1.0
Poland	1.0
Brazil	1.0
Others (each less than 1.0%)	13.2
Short-Term Investments	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.18 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $51.33 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Global Bond Opportunities ETF
Net Asset Value	April 5, 2017	6.18%	8.94%	5.01%
Market Price		6.32%	9.27%	5.13%

*	Not annualized.

LIFE OF FUND PERFORMANCE (4/5/17 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)1

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	5.46%
Market Price**	5.71%
ICE BofAML US High Yield Index	4.51%
Bloomberg Barclays US Aggregate Index	8.02%

Net Assets as of 8/31/2019	$164,107,476
Duration as of 8/31/2019	3.1 Years

INVESTMENT OBJECTIVE***

The JPMorgan High Yield Research Enhanced ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund posted a positive absolute performance and outperformed the ICE BofAML US High Yield Index (the “Benchmark”) and underperformed the Bloomberg Barclays US Aggregate Index.

During the reporting period, bonds rated CCC and lower significantly underperformed bonds rated BB and single-B as prices for lower rated bonds generally fell. Relative to the Benchmark, the Fund’s overweight position in bonds rated BB and its lack of holdings in bonds rated CCC helped performance during the reporting period. Bonds issued by publicly traded companies outperformed bonds issued by privately held companies during the reporting period. The Fund did not invest in bonds issued by privately held companies, which helped performance relative to the Benchmark.

To maintain sufficient liquidity, the Fund did not invest in bond issues of less than $500 million or in bond issuers with less than $1 billion in total bonds outstanding, which also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s managers believed that bonds rated CCC generally have materially higher volatility and default risk than bonds rated BB and single-B, while providing inadequate incremental return over a market cycle to justify the higher volatility. In addition, the managers believe bonds issued by private companies have had a materially higher probability of default than similarly-rated bonds issued by public companies. As such, the Fund did not invest in bonds rated CCC or bonds issued by private companies. Relative to the Benchmark, the Fund was overweight in bonds rated BB and underweight in bonds rated B and CCC.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

PORTFOLIO COMPOSITION BY INDUSTRY****
Oil, Gas & Consumable Fuels	11.3%
Media	9.9
Hotels, Restaurants & Leisure	7.7
Diversified Telecommunication Services	7.0
Health Care Providers & Services	6.5
Wireless Telecommunication Services	4.0
Metals & Mining	3.5
Equity Real Estate Investment Trusts (REITs)	3.0
Aerospace & Defense	3.0
Consumer Finance	2.5
Containers & Packaging	2.4
Commercial Services & Supplies	2.2
Banks	2.0
Pharmaceuticals	2.0
Food Products	2.0
Technology Hardware, Storage & Peripherals	2.0
Chemicals	2.0
Communications Equipment	1.8
Auto Components	1.7
Trading Companies & Distributors	1.6
Software	1.5
Entertainment	1.4
Capital Markets	1.4
Energy Equipment & Services	1.4
Electric Utilities	1.3
Investment of cash collateral from securities loaned	1.3
IT Services	1.1
Independent Power and Renewable Electricity Producers	1.1
Household Durables	1.0
Others (each less than 1.0%)	8.5
Short-Term Investments	1.9

[1]

On September 9, 2019, the Fund’s name was changed to JPMorgan High Yield Research Enhanced ETF. The Fund’s investment approach also changed and its primary benchmark was changed to the Bloomberg Barclays US Corporate High Yield – 2% Issuer Capped Index.

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.28 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $51.36 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan High Yield Research Enhanced ETF
Net Asset Value	September 14, 2016	5.46%	8.36%	5.90%
Market Price		5.71%	8.18%	5.94%

*	Not annualized.

LIFE OF FUND PERFORMANCE (9/14/16 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan High Yield Research Enhanced ETF, the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Index from September 14, 2016 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML US High Yield Index is an unmanaged index, which measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Municipal ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	6.56%
Market Price**	6.42%
Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index	5.04%

Net Assets as of 8/31/2019	$35,531,083
Duration as of 8/31/2019	5.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

INVESTMENT APPROACH

The Fund invests primarily in a diversified portfolio of intermediate-term municipal bonds, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity between three and ten years.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund outperformed to the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Index, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, a portfolio of bonds with a longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocations to bonds rated BBB and BB and its overweight allocations to local general obligation bonds and the leasing sector also contributed to relative performance.

The Fund’s underweight allocations to the hospital, industrial development revenue/pollution control revenue and transportation sectors were leading detractors from relative performance. The Fund’s allocation to floating rate notes, which were not held in the Index and were used tactically to maintain liquidity and market stability in the portfolio, also detracted from performance. Typically, floating rate notes do not experience price appreciation when interest rates fall. The Fund’s underweight positions in Connecticut and New Jersey bonds and its overweight positions in Texas and Florida bonds also hurt relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocations were in revenue bonds and general obligation bonds, while its smallest allocation was in pre-refunded bonds. In terms of quality, the Fund’s largest allocations were in bonds rated AA and single-A, while its smallest allocations were in unrated bonds and bonds rated BB. The Fund’s overall duration was 5.7 years compared with 4.5 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	97.4%
Short-Term Investments	2.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $54.66 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $54.68 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Municipal ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	6.56%	11.61%
Market Price		6.42%	11.65%

*	Not annualized.

LIFE OF FUND PERFORMANCE (10/29/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	7.88%
Market Price**	8.07%
Bloomberg Barclays US Aggregate Index	8.02%

Net Assets as of 8/31/2019	$189,858,909
Duration as of 8/31/2019	5.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-quality fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the Fund applies a multi-factor credit screening process that seeks exposure to corporate debt issuers with attractive value, quality and momentum characteristics.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays US Aggregate Index (the “Index”).

Relative to the Index, the Fund’s security selection within corporate bonds detracted from performance. During the reporting period, interest rates generally declined and lower quality bonds outperformed higher quality bonds.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund applied a multi-factor credit screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s portfolio managers believed had attractive value, quality and momentum characteristics. The Fund’s and the Index’s largest allocations at the end of the reporting period were in government bonds and corporate bonds and its smallest allocations were in agency debt and municipal bonds.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	39.8%
Mortgage-Backed Securities	26.8
Corporate Bonds	25.8
Commercial Mortgage-Backed Securities	2.0
Foreign Government Securities	1.6
Supranational	1.3
U.S. Government Agency Securities	1.3
Others (each less than 1.0%)	1.1
Short-Term Investments	0.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $26.93 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $27.00 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	7.88%	9.92%
Market Price		8.07%	10.21%

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/12/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg Barclays US Aggregate Index from December 12, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the secu-

rities included in the Index, if applicable. The Bloomberg Barclays US Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.81%
Market Price**	1.81%
ICE BofAML US 3-Month Treasury Bill Index	1.25%

Net Assets as of 8/31/2019	$8,377,351,630
Duration as of 8/31/2019	0.5 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests mainly in investment-grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund outperformed the ICE BofAML US 3-Month Treasury Bill Index (the “Index”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

The Fund’s allocations to investment grade corporate bonds and money market securities were leading contributors to both absolute performance and performance relative to the Index during the reporting period. The Fund’s allocations to collateralized loan obligations, asset backed securities and commercial mortgage backed securities also contributed to absolute and relative performance. The Fund also added exposure to U.S. Treasury bonds which, given the steep decline in bond yields over the period, positively contributed to absolute and relative performance.

There were no significant detractors from absolute or relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio management team positioned the Fund according to its belief that interest rates would be moving lower throughout the year and that corporate credit fundamentals would remain favorable, despite geopolitical risks and the potential impact of protracted trade tensions between the U.S. and China. The team added to its U.S. Treasury bonds allocation in an effort to protect against market volatility from trade uncertainty and benefit from a shift to a declining interest rate environment. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, asset backed securities, U.S. Treasury bonds, commercial mortgage backed securities, and non-corporate credit.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	45.6%
Asset-Backed Securities	11.2
U.S. Treasury Obligations	6.2
Utilities	2.8
Energy	2.8
Consumer Discretionary	2.7
Industrials	2.5
Health Care	2.3
Consumer Staples	2.0
Communication Services	1.9
Real Estate	1.1
Others (each less than 1.0%)	2.0
Short-Term Investments	16.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.40 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.43 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	1.81%	3.21%	2.51%
Market Price		1.81%	3.18%	2.54%

*	Not annualized.

LIFE OF FUND PERFORMANCE (5/17/17 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	1.26%
Market Price**	1.26%
Bloomberg Barclays 1-Year Municipal Bond Index	1.51%

Net Assets as of 8/31/2019	$123,669,200
Duration as of 8/31/2019	0.7 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT APPROACH

The Fund invests primarily in investment grade fixed, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity of two years or less.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays 1- Year Municipal Bond Index (the “Index”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

The Fund’s allocation to variable rate bonds, which are not held in the Index and are used tactically to maintain liquidity and market stability in the portfolio, was a leading detractor from both absolute performance and performance relative to the Index. Typically, variable rate bonds do not experience price appreciation when interest rates fall. The Fund’s underweight allocations to bonds rated single-A and BBB and its overweight allocation to local general obligation bonds also detracted from relative performance.

The Fund’s allocation to bonds with maturities longer than two years, which are not held in the Index, was a leading contributor to both absolute performance and performance relative to the Index during the reporting period. Relative to the Index, the Fund’s overweight allocations to the leasing and industrial development revenue/pollution control revenue sectors, and its underweight allocation to bonds issued in California also contributed to performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s overall duration was 0.7 years vs. 1.5 years for the Index. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration experience smaller increase in price as interest rates fall, relative to longer duration bonds.

PORTFOLIO COMPOSITION****
Municipal Bonds	98.6%
Short-Term Investments	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.48 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.51 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	CUMULATIVE SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	1.26%	2.44%
Market Price		1.26%	2.50%

*	Not annualized.

LIFE OF FUND PERFORMANCE (10/16/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 16, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg Barclays 1-Year Municipal Bond Index from October 16, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg

Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Net Asset Value*	9.62%
Market Price**	9.94%
JPMorgan Emerging Markets Risk-Aware Bond Index	9.88%

Net Assets as of 8/31/2019	$66,104,839
Duration as of 8/31/2019	7.5 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs optimization techniques that seek to minimize tracking error to the Underlying Index.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s liquidity filter detracted from absolute performance as less liquid bond issues outperformed other issues of emerging markets sovereign and quasi-sovereign debt. The Fund’s and the Underlying Index’s risk filter caused it to have no exposure to Argentina and Venezuela, which was a positive contributor to absolute performance.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to Jordan and Romania.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	6.4%
Brazil	5.0
South Africa	5.0
Oman	4.8
Ukraine	4.7
Egypt	4.5
Dominican Republic	4.5
Ecuador	4.2
Mexico	4.0
Sri Lanka	3.8
Indonesia	3.3
Russia	2.7
Philippines	2.7
Colombia	2.6
China	2.6
Kazakhstan	2.3
Peru	2.3
Saudi Arabia	2.2
Azerbaijan	2.0
Uruguay	2.0
Jamaica	1.8
Pakistan	1.6
Panama	1.6
Kenya	1.5
Malaysia	1.5
Qatar	1.5
Chile	1.4
Ghana	1.4
Ivory Coast	1.4
Poland	1.4
Hungary	1.3
Croatia	1.2
Iraq	1.2
Jordan	1.1
Romania	1.1
United States	1.0
Others (each less than 1.0%)	6.0
Short-Term Investments	0.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.85 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $51.11 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	9.62%	16.67%	6.10%
Market Price		9.94%	16.41%	6.42%

*	Not annualized.

LIFE OF FUND PERFORMANCE (1/29/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the J.P. Morgan

Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 57.8%

U.S. Treasury Notes

1.38%, 8/31/2020	2,197,000	2,188,075

1.75%, 11/15/2020	313,000	313,122

1.75%, 12/31/2020	328,000	328,231

2.25%, 4/30/2021	80,000	80,844

1.13%, 9/30/2021	4,225,000	4,190,837

2.00%, 12/31/2021	4,196,000	4,244,189

1.75%, 6/30/2022	200,000	201,750

1.63%, 8/15/2022	482,000	484,674

1.88%, 9/30/2022	130,000	131,757

1.75%, 1/31/2023	23,000	23,244

1.50%, 2/28/2023	705,000	706,763

1.50%, 3/31/2023	24,000	24,070

1.25%, 7/31/2023	467,000	463,826

2.75%, 7/31/2023	687,000	721,323

2.63%, 12/31/2023	15,000	15,755

2.75%, 2/15/2024	16,000	16,916

2.38%, 2/29/2024	2,627,000	2,737,006

2.13%, 3/31/2024	70,000	72,182

2.00%, 4/30/2024	480,000	492,562

2.25%, 4/30/2024	15,000	15,563

2.00%, 5/31/2024	335,000	344,134

1.75%, 6/30/2024	282,000	286,505

1.75%, 7/31/2024	60,000	60,996

2.13%, 7/31/2024	325,000	335,893

Total U.S. Treasury Obligations (Cost $18,112,689)		18,480,217

Corporate Bonds — 25.1%

Aerospace & Defense — 0.4%

Boeing Co. (The)

8.75%, 8/15/2021	10,000	11,247

2.13%, 3/1/2022	8,000	8,033

Embraer SA (Brazil) 5.15%, 6/15/2022	15,000	15,909

General Dynamics Corp. 2.25%, 11/15/2022	16,000	16,188

Lockheed Martin Corp. 3.10%, 1/15/2023	5,000	5,189

Northrop Grumman Corp. 2.55%, 10/15/2022	15,000	15,233

Raytheon Co. 2.50%, 12/15/2022	6,000	6,078

Rockwell Collins, Inc. 3.20%, 3/15/2024	15,000	15,585

United Technologies Corp. 2.30%, 5/4/2022	29,000	29,252

		122,714

Air Freight & Logistics — 0.1%

FedEx Corp. 2.63%, 8/1/2022	6,000	6,104

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Air Freight & Logistics — continued

United Parcel Service of America, Inc. 8.38%, 4/1/2020	18,000	18,630

		24,734

Airlines — 0.1%

Delta Air Lines, Inc. 3.63%, 3/15/2022	18,000	18,495

Auto Components — 0.1%

Aptiv Corp. 4.15%, 3/15/2024	17,000	18,126

Automobiles — 0.0% (a)

General Motors Co. 4.88%, 10/2/2023	15,000	16,134

Banks — 6.9%

Bank of America Corp.

5.00%, 5/13/2021	145,000	151,952

(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (b)	17,000	17,351

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (b)	12,000	12,542

Bank of Montreal (Canada)

Series E, 3.30%, 2/5/2024	5,000	5,239

(USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (b)	31,000	32,948

Bank of Nova Scotia (The) (Canada)

2.70%, 3/7/2022	15,000	15,283

3.40%, 2/11/2024	38,000	40,044

BB&T Corp.

3.20%, 9/3/2021	27,000	27,579

3.75%, 12/6/2023	10,000	10,671

BNP Paribas SA (France) 5.00%, 1/15/2021	25,000	25,965

Canadian Imperial Bank of Commerce (Canada) 2.55%, 6/16/2022	15,000	15,264

Citigroup, Inc.

4.05%, 7/30/2022	15,000	15,731

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (b)	112,000	114,527

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	20,000	20,355

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	12,000	12,773

Citizens Financial Group, Inc. 2.38%, 7/28/2021	35,000	35,118

Comerica, Inc. 3.70%, 7/31/2023	15,000	15,856

Cooperatieve Rabobank UA (Netherlands) 4.50%, 1/11/2021	52,000	53,721

Fifth Third Bancorp

3.50%, 3/15/2022	25,000	25,829

4.30%, 1/16/2024	12,000	12,937

First Horizon National Corp. 3.50%, 12/15/2020	20,000	20,246

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

First Niagara Financial Group, Inc. 7.25%, 12/15/2021	12,000	13,281

HSBC Holdings plc (United Kingdom)

5.10%, 4/5/2021	82,000	85,592

4.88%, 1/14/2022	10,000	10,605

4.00%, 3/30/2022	15,000	15,738

Huntington Bancshares, Inc. 3.15%, 3/14/2021	22,000	22,319

KeyCorp 2.90%, 9/15/2020	20,000	20,165

Kreditanstalt fuer Wiederaufbau (Germany)

2.75%, 10/1/2020	15,000	15,159

2.50%, 2/15/2022	16,000	16,383

2.13%, 3/7/2022	15,000	15,231

2.00%, 10/4/2022	245,000	248,802

Landwirtschaftliche Rentenbank (Germany) 2.25%, 10/1/2021	20,000	20,272

Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	35,000	35,584

M&T Bank Corp. 3.55%, 7/26/2023	22,000	23,210

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	40,000	40,777

3.22%, 3/7/2022	17,000	17,430

3.76%, 7/26/2023	5,000	5,286

3.41%, 3/7/2024	25,000	26,276

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	5,000	5,171

NatWest Markets plc (United Kingdom) 5.63%, 8/24/2020	8,000	8,232

Oesterreichische Kontrollbank AG (Austria)

2.38%, 10/1/2021	22,000	22,352

2.63%, 1/31/2022	17,000	17,428

People’s United Financial, Inc. 3.65%, 12/6/2022	27,000	27,941

PNC Financial Services Group, Inc. (The)

3.30%, 3/8/2022	20,000	20,647

2.85%, 11/9/2022 (c)	12,000	12,279

3.50%, 1/23/2024	31,000	32,964

Regions Financial Corp. 3.80%, 8/14/2023	15,000	15,875

Royal Bank of Canada (Canada)

2.30%, 3/22/2021	22,000	22,159

2.75%, 2/1/2022	8,000	8,171

3.70%, 10/5/2023	15,000	15,947

2.55%, 7/16/2024	20,000	20,358

Royal Bank of Scotland Group plc (United Kingdom) 6.00%, 12/19/2023	50,000	54,447

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Santander Holdings USA, Inc.

4.45%, 12/3/2021	38,000	39,645

3.40%, 1/18/2023	26,000	26,745

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	35,000	35,188

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	15,000	15,962

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.93%, 3/9/2021	53,000	53,634

2.85%, 1/11/2022	10,000	10,166

2.78%, 7/12/2022	15,000	15,266

3.75%, 7/19/2023	10,000	10,572

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (b)	20,000	20,473

3.20%, 4/1/2024	10,000	10,468

(ICE LIBOR USD 3 Month + 0.74%), 3.69%, 8/2/2024 (b)	12,000	12,647

Toronto-Dominion Bank (The) (Canada)

2.50%, 12/14/2020	35,000	35,230

2.55%, 1/25/2021	17,000	17,147

US Bancorp

3.00%, 3/15/2022	50,000	51,289

2.95%, 7/15/2022	20,000	20,516

Wells Fargo & Co.

2.50%, 3/4/2021	83,000	83,493

2.10%, 7/26/2021	55,000	55,044

Series M, 3.45%, 2/13/2023	12,000	12,466

Westpac Banking Corp. (Australia) 2.75%, 1/11/2023	80,000	82,155

		2,206,118

Beverages — 0.4%

Anheuser-Busch InBev Finance, Inc. (Belgium)

2.65%, 2/1/2021	15,000	15,139

3.70%, 2/1/2024	15,000	16,001

Coca-Cola Co. (The)

3.30%, 9/1/2021	20,000	20,579

2.20%, 5/25/2022	15,000	15,178

Constellation Brands, Inc. 2.25%, 11/6/2020	15,000	15,020

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	10,000	11,759

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021	15,000	15,360

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Beverages — continued

PepsiCo, Inc.

2.15%, 10/14/2020	17,000	17,049

2.25%, 5/2/2022	8,000	8,091

		134,176

Biotechnology — 0.5%

AbbVie, Inc. 3.75%, 11/14/2023	40,000	42,182

Amgen, Inc.

4.50%, 3/15/2020	15,000	15,176

3.63%, 5/22/2024	15,000	15,951

Biogen, Inc. 3.63%, 9/15/2022	15,000	15,631

Celgene Corp.

2.88%, 2/19/2021	24,000	24,255

3.63%, 5/15/2024	15,000	15,887

Gilead Sciences, Inc. 1.95%, 3/1/2022	23,000	22,983

		152,065

Capital Markets — 1.6%

Ares Capital Corp. 4.20%, 6/10/2024	5,000	5,189

Bank of New York Mellon Corp. (The)

2.45%, 11/27/2020	10,000	10,046

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (b)	42,000	42,692

BlackRock, Inc. 4.25%, 5/24/2021	15,000	15,612

Charles Schwab Corp. (The) 3.25%, 5/21/2021	5,000	5,111

Deutsche Bank AG (Germany)

4.25%, 2/4/2021	47,000	47,528

Series D, 5.00%, 2/14/2022	20,000	20,730

Goldman Sachs Group, Inc. (The)

2.88%, 2/25/2021	25,000	25,238

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	123,000	125,154

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	10,000	10,752

Jefferies Group LLC 6.88%, 4/15/2021	6,000	6,400

Morgan Stanley

2.75%, 5/19/2022	15,000	15,258

3.13%, 1/23/2023	32,000	32,984

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	60,000	63,110

Series F, 3.88%, 4/29/2024	15,000	16,094

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	18,000	18,399

Northern Trust Corp. 2.38%, 8/2/2022	15,000	15,236

State Street Corp.

(ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (b)	23,000	23,366

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (b)	12,000	12,798

Stifel Financial Corp. 3.50%, 12/1/2020	13,000	13,169

		524,866

Chemicals — 0.5%

Dow Chemical Co. (The) 3.00%, 11/15/2022	20,000	20,423

DuPont de Nemours, Inc. 4.21%, 11/15/2023	10,000	10,771

LYB International Finance BV 4.00%, 7/15/2023	15,000	15,969

Mosaic Co. (The) 4.25%, 11/15/2023	10,000	10,561

Nutrien Ltd. (Canada)

4.88%, 3/30/2020	10,000	10,142

3.63%, 3/15/2024	20,000	21,040

Praxair, Inc. 2.70%, 2/21/2023	15,000	15,331

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	7,000	7,108

Syngenta Finance NV (Switzerland) 3.13%, 3/28/2022	57,000	57,856

		169,201

Commercial Services & Supplies — 0.1%

RELX Capital, Inc. (United Kingdom) 3.13%, 10/15/2022	10,000	10,257

Republic Services, Inc. 5.25%, 11/15/2021	15,000	15,982

Waste Management, Inc. 2.90%, 9/15/2022	10,000	10,256

		36,495

Communications Equipment — 0.1%

Cisco Systems, Inc.

2.20%, 2/28/2021	10,000	10,066

2.20%, 9/20/2023	27,000	27,406

Motorola Solutions, Inc. 3.75%, 5/15/2022	6,000	6,206

		43,678

Consumer Finance — 1.7%

American Express Co.

3.00%, 2/22/2021	43,000	43,589

2.65%, 12/2/2022	12,000	12,232

3.40%, 2/27/2023	26,000	27,159

American Honda Finance Corp.

2.60%, 11/16/2022	25,000	25,481

3.63%, 10/10/2023	33,000	35,078

Capital One Financial Corp.

3.45%, 4/30/2021	15,000	15,316

4.75%, 7/15/2021	33,000	34,498

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Caterpillar Financial Services Corp.

2.90%, 3/15/2021	34,000	34,570

2.85%, 6/1/2022	12,000	12,319

Discover Financial Services 3.85%, 11/21/2022	25,000	26,223

General Motors Financial Co., Inc.

3.45%, 1/14/2022	31,000	31,592

5.10%, 1/17/2024	55,000	59,457

John Deere Capital Corp.

2.88%, 3/12/2021	21,000	21,272

3.15%, 10/15/2021	18,000	18,442

2.65%, 6/24/2024	15,000	15,439

PACCAR Financial Corp. 2.65%, 5/10/2022	8,000	8,161

Synchrony Financial 3.75%, 8/15/2021	26,000	26,585

Toyota Motor Credit Corp.

2.80%, 7/13/2022	26,000	26,732

2.63%, 1/10/2023	33,000	33,793

2.25%, 10/18/2023	22,000	22,265

		530,203

Diversified Financial Services — 0.4%

Berkshire Hathaway, Inc. 3.40%, 1/31/2022	37,000	38,463

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 2.91%), 4.67%, 4/30/2043 (b)	15,000	15,185

ORIX Corp. (Japan) 2.90%, 7/18/2022	10,000	10,214

Private Export Funding Corp. Series EE, 2.80%, 5/15/2022	30,000	30,930

Shell International Finance BV (Netherlands)

4.38%, 3/25/2020	15,000	15,192

3.40%, 8/12/2023	10,000	10,576

Voya Financial, Inc. 3.13%, 7/15/2024	15,000	15,497

		136,057

Diversified Telecommunication Services — 0.4%

AT&T, Inc.

2.80%, 2/17/2021	21,000	21,177

3.40%, 6/15/2022 (c)	6,000	6,200

3.60%, 2/17/2023	15,000	15,679

3.55%, 6/1/2024	25,000	26,273

Telefonica Emisiones SA (Spain) 5.46%, 2/16/2021	25,000	26,165

Verizon Communications, Inc. 5.15%, 9/15/2023	20,000	22,478

		117,972

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — 0.8%

Duke Energy Corp. 3.75%, 4/15/2024	8,000	8,501

Duke Energy Florida LLC 3.10%, 8/15/2021	27,000	27,394

Emera US Finance LP (Canada) 2.70%, 6/15/2021	9,000	9,065

Entergy Louisiana LLC 4.05%, 9/1/2023	15,000	16,113

Exelon Corp. 2.45%, 4/15/2021	17,000	17,048

Fortis, Inc. (Canada) 2.10%, 10/4/2021	9,000	8,962

Georgia Power Co. Series C, 2.00%, 9/8/2020	17,000	17,005

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	17,000	19,506

NextEra Energy Capital Holdings, Inc.

Series H, 3.34%, 9/1/2020	13,000	13,137

3.15%, 4/1/2024	15,000	15,613

Oncor Electric Delivery Co. LLC 2.75%, 6/1/2024 (d)	20,000	20,648

PPL Capital Funding, Inc. 3.50%, 12/1/2022	15,000	15,563

Public Service Co. of Colorado 2.25%, 9/15/2022	18,000	18,157

Public Service Co. of New Hampshire 3.50%, 11/1/2023	15,000	15,823

Public Service Electric & Gas Co. 2.38%, 5/15/2023	15,000	15,229

Southern California Edison Co. Series A, 2.90%, 3/1/2021	8,000	8,075

		245,839

Electrical Equipment — 0.1%

ABB Finance USA, Inc. (Switzerland) 3.38%, 4/3/2023	20,000	20,911

Emerson Electric Co. 2.63%, 12/1/2021	6,000	6,104

		27,015

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp. 4.00%, 2/1/2022	3,000	3,113

Flex Ltd. 5.00%, 2/15/2023	8,000	8,490

Jabil, Inc. 5.63%, 12/15/2020	10,000	10,381

		21,984

Energy Equipment & Services — 0.1%

National Oilwell Varco, Inc. 2.60%, 12/1/2022	15,000	15,008

Schlumberger Investment SA 3.65%, 12/1/2023	15,000	15,856

		30,864

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Entertainment — 0.1%

NBCUniversal Media LLC 5.15%, 4/30/2020	15,000	15,293

TWDC Enterprises 18 Corp. 2.45%, 3/4/2022	20,000	20,367

Viacom, Inc. 3.88%, 12/15/2021	12,000	12,404

		48,064

Equity Real Estate Investment Trusts (REITs) — 0.7%

American Campus Communities Operating Partnership LP

3.35%, 10/1/2020	16,000	16,198

American Tower Corp.

4.70%, 3/15/2022	6,000	6,373

3.38%, 5/15/2024	15,000	15,669

Boston Properties LP 3.85%, 2/1/2023	15,000	15,823

Brixmor Operating Partnership LP 3.88%, 8/15/2022	6,000	6,261

CC Holdings GS V LLC 3.85%, 4/15/2023	24,000	25,299

Digital Realty Trust LP 3.95%, 7/1/2022	3,000	3,142

ERP Operating LP 4.63%, 12/15/2021	15,000	15,787

HCP, Inc. 3.15%, 8/1/2022	6,000	6,168

Healthcare Trust of America Holdings LP

3.38%, 7/15/2021	10,000	10,182

Hospitality Properties Trust 4.25%, 2/15/2021	5,000	5,083

Host Hotels & Resorts LP 5.25%, 3/15/2022	5,000	5,310

Kimco Realty Corp. 3.40%, 11/1/2022	6,000	6,214

Liberty Property LP 4.13%, 6/15/2022	15,000	15,714

Office Properties Income Trust 4.25%, 5/15/2024	15,000	15,299

Realty Income Corp. 3.25%, 10/15/2022	8,000	8,294

Simon Property Group LP 3.75%, 2/1/2024	25,000	26,757

Ventas Realty LP 3.25%, 8/15/2022	8,000	8,224

VEREIT Operating Partnership LP 4.13%, 6/1/2021	8,000	8,227

Welltower, Inc. 5.25%, 1/15/2022	15,000	16,049

		236,073

Food & Staples Retailing — 0.3%

Costco Wholesale Corp.

2.30%, 5/18/2022	6,000	6,078

2.75%, 5/18/2024	6,000	6,231

Kroger Co. (The) 2.95%, 11/1/2021	16,000	16,253

Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	15,000	15,355

Walmart, Inc.

1.90%, 12/15/2020	21,000	21,040

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Food & Staples Retailing — continued

3.13%, 6/23/2021	10,000	10,244

2.35%, 12/15/2022	10,000	10,185

2.55%, 4/11/2023	9,000	9,226

		94,612

Food Products — 0.4%

Bunge Ltd. Finance Corp. 4.35%, 3/15/2024	35,000	37,362

Campbell Soup Co. 3.30%, 3/15/2021	15,000	15,211

Conagra Brands, Inc. 3.20%, 1/25/2023	10,000	10,196

General Mills, Inc. 3.15%, 12/15/2021	15,000	15,317

Hershey Co. (The) 4.13%, 12/1/2020	10,000	10,255

Kellogg Co. 3.13%, 5/17/2022	10,000	10,273

Mondelez International, Inc. 3.63%, 5/7/2023	20,000	21,062

Tyson Foods, Inc. 2.25%, 8/23/2021	10,000	10,028

		129,704

Gas Utilities — 0.2%

Dominion Energy Gas Holdings LLC 3.55%, 11/1/2023	17,000	17,728

ONE Gas, Inc. 3.61%, 2/1/2024	15,000	15,868

Southern Natural Gas Co. LLC 4.40%, 6/15/2021	15,000	15,432

		49,028

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 2.55%, 3/15/2022	15,000	15,247

Becton Dickinson and Co. 2.89%, 6/6/2022	15,000	15,247

Danaher Corp. 2.40%, 9/15/2020	15,000	15,031

Medtronic, Inc. 3.15%, 3/15/2022	12,000	12,412

Zimmer Biomet Holdings, Inc. 3.15%, 4/1/2022	10,000	10,210

		68,147

Health Care Providers & Services — 0.7%

Anthem, Inc. 3.50%, 8/15/2024	15,000	15,727

Cardinal Health, Inc. 2.62%, 6/15/2022	20,000	20,127

Cigna Holding Co. 4.00%, 2/15/2022	8,000	8,323

CVS Health Corp.

3.70%, 3/9/2023	21,000	21,948

4.00%, 12/5/2023	45,000	47,827

Express Scripts Holding Co.

2.60%, 11/30/2020	27,000	27,115

3.50%, 6/15/2024	10,000	10,479

HCA, Inc. 4.75%, 5/1/2023	10,000	10,749

Humana, Inc. 3.15%, 12/1/2022	15,000	15,392

McKesson Corp. 2.70%, 12/15/2022	10,000	10,116

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

UnitedHealth Group, Inc. 3.35%, 7/15/2022	37,000	38,415

		226,218

Hotels, Restaurants & Leisure — 0.2%

Marriott International, Inc. 3.60%, 4/15/2024	15,000	15,830

McDonald’s Corp. 2.63%, 1/15/2022	17,000	17,274

Starbucks Corp. 3.85%, 10/1/2023	15,000	15,977

		49,081

Household Durables — 0.1%

DR Horton, Inc. 5.75%, 8/15/2023	6,000	6,689

Whirlpool Corp. 4.00%, 3/1/2024	31,000	32,928

		39,617

Household Products — 0.1%

Colgate-Palmolive Co. 2.10%, 5/1/2023	15,000	15,143

Procter & Gamble Co. (The) 3.10%, 8/15/2023	17,000	17,850

		32,993

Independent Power and Renewable Electricity Producers — 0.0% (a)

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	7,000	7,381

Industrial Conglomerates — 0.3%

3M Co.

2.75%, 3/1/2022	8,000	8,181

2.25%, 3/15/2023	6,000	6,082

General Electric Co.

4.63%, 1/7/2021	17,000	17,384

3.10%, 1/9/2023	32,000	32,094

3.45%, 5/15/2024	16,000	16,240

Honeywell International, Inc.

2.15%, 8/8/2022	5,000	5,053

3.35%, 12/1/2023	10,000	10,589

Roper Technologies, Inc. 3.13%, 11/15/2022	10,000	10,272

		105,895

Insurance — 0.4%

AEGON Funding Co. LLC (Netherlands) 5.75%, 12/15/2020	18,000	18,832

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	6,000	6,390

American International Group, Inc.

6.40%, 12/15/2020	15,000	15,806

4.88%, 6/1/2022	3,000	3,215

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Aon plc 2.80%, 3/15/2021	6,000	6,057

Assurant, Inc. 4.00%, 3/15/2023	3,000	3,130

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	15,000	15,356

Marsh & McLennan Cos., Inc. 2.75%, 1/30/2022	15,000	15,245

MetLife, Inc. 3.60%, 4/10/2024	5,000	5,328

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044 (b)	19,000	19,903

Trinity Acquisition plc 3.50%, 9/15/2021	5,000	5,105

Unum Group 3.00%, 5/15/2021	3,000	3,034

		117,401

Interactive Media & Services — 0.0% (a)

Alphabet, Inc. 3.63%, 5/19/2021	5,000	5,151

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc. 2.80%, 8/22/2024	17,000	17,743

eBay, Inc. 3.80%, 3/9/2022	12,000	12,459

QVC, Inc. 5.13%, 7/2/2022	5,000	5,281

		35,483

IT Services — 0.4%

Fidelity National Information Services, Inc. 2.25%, 8/15/2021	15,000	15,026

Fiserv, Inc.

3.50%, 10/1/2022	15,000	15,659

2.75%, 7/1/2024	18,000	18,389

Mastercard, Inc. 2.00%, 11/21/2021	15,000	15,066

Total System Services, Inc. 3.75%, 6/1/2023	15,000	15,687

Visa, Inc. 2.80%, 12/14/2022	20,000	20,629

Western Union Co. (The) 5.25%, 4/1/2020	16,000	16,256

		116,712

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc.

4.70%, 5/1/2020	10,000	10,160

3.00%, 4/15/2023	11,000	11,314

		21,474

Machinery — 0.0% (a)

CNH Industrial Capital LLC 3.88%, 10/15/2021	15,000	15,340

Media — 0.5%

Charter Communications Operating LLC 4.50%, 2/1/2024	20,000	21,505

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

Comcast Corp.

3.30%, 10/1/2020	15,000	15,218

3.00%, 2/1/2024	18,000	18,714

3.70%, 4/15/2024	15,000	16,062

Discovery Communications LLC 3.30%, 5/15/2022	13,000	13,367

Fox Corp. 3.67%, 1/25/2022 (d)	18,000	18,658

Interpublic Group of Cos., Inc. (The) 4.20%, 4/15/2024	21,000	22,696

WPP Finance 2010 (United Kingdom) 4.75%, 11/21/2021	20,000	20,993

		147,213

Metals & Mining — 0.2%

ArcelorMittal (Luxembourg) 6.25%, 2/25/2022 (c)	15,000	16,280

BHP Billiton Finance USA Ltd. (Australia) 3.25%, 11/21/2021	25,000	25,661

Newmont Goldcorp Corp. 3.70%, 3/15/2023	10,000	10,416

		52,357

Multiline Retail — 0.0% (a)

Macy’s Retail Holdings, Inc. 3.45%, 1/15/2021	10,000	10,081

Target Corp. 2.90%, 1/15/2022	6,000	6,183

		16,264

Multi-Utilities — 0.1%

Berkshire Hathaway Energy Co. 3.75%, 11/15/2023	15,000	15,945

CenterPoint Energy, Inc. 3.85%, 2/1/2024	15,000	15,946

DTE Energy Co. Series F, 3.85%, 12/1/2023	8,000	8,486

San Diego Gas & Electric Co. 3.00%, 8/15/2021	6,000	6,112

		46,489

Oil, Gas & Consumable Fuels — 1.9%

BP Capital Markets America, Inc.

3.25%, 5/6/2022	6,000	6,195

3.22%, 4/14/2024	15,000	15,679

BP Capital Markets plc (United Kingdom) 3.99%, 9/26/2023	43,000	46,212

Canadian Natural Resources Ltd. (Canada) 3.80%, 4/15/2024	15,000	15,792

Chevron Corp. 2.42%, 11/17/2020	32,000	32,191

ConocoPhillips Co. 2.40%, 12/15/2022	23,000	23,244

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	18,000	20,077

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Enbridge Energy Partners LP 4.20%, 9/15/2021	15,000	15,473

Energy Transfer Operating LP 4.90%, 2/1/2024	27,000	29,214

Enterprise Products Operating LLC 3.50%, 2/1/2022	15,000	15,510

EOG Resources, Inc. 2.63%, 3/15/2023	25,000	25,546

EQM Midstream Partners LP 4.75%, 7/15/2023	25,000	25,202

EQT Corp. 4.88%, 11/15/2021	17,000	17,503

Equinor ASA (Norway)

3.15%, 1/23/2022	9,000	9,261

7.75%, 6/15/2023	15,000	18,035

Exxon Mobil Corp. 3.18%, 3/15/2024	22,000	23,206

Kinder Morgan Energy Partners LP

3.50%, 3/1/2021	15,000	15,229

4.15%, 2/1/2024	21,000	22,347

Marathon Petroleum Corp. 5.13%, 3/1/2021	16,000	16,649

Occidental Petroleum Corp.

2.70%, 2/15/2023	10,000	10,025

2.90%, 8/15/2024	18,000	18,162

ONEOK Partners LP 5.00%, 9/15/2023	24,000	26,126

Petroleos Mexicanos (Mexico)

3.50%, 1/30/2023	40,000	38,860

4.88%, 1/18/2024	18,000	18,072

Plains All American Pipeline LP 3.85%, 10/15/2023	15,000	15,568

Sunoco Logistics Partners Operations LP 4.25%, 4/1/2024	16,000	16,896

Total Capital International SA (France)

2.88%, 2/17/2022	10,000	10,239

3.70%, 1/15/2024	8,000	8,528

3.75%, 4/10/2024	20,000	21,525

TransCanada PipeLines Ltd. (Canada) 2.50%, 8/1/2022	6,000	6,050

Williams Cos., Inc. (The) 3.60%, 3/15/2022	15,000	15,444

		598,060

Paper & Forest Products — 0.1%

Fibria Overseas Finance Ltd. (Brazil) 5.25%, 5/12/2024	5,000	5,353

Georgia-Pacific LLC 8.00%, 1/15/2024	15,000	18,618

		23,971

Pharmaceuticals — 0.9%

Allergan Funding SCS 3.45%, 3/15/2022	24,000	24,652

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

AstraZeneca plc (United Kingdom) 3.50%, 8/17/2023	15,000	15,711

Bristol-Myers Squibb Co. 2.60%, 5/16/2022 (d)	27,000	27,507

GlaxoSmithKline Capital plc (United Kingdom)

2.85%, 5/8/2022	2,000	2,047

3.00%, 6/1/2024	18,000	18,732

GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	10,000	10,315

Johnson & Johnson 2.25%, 3/3/2022	20,000	20,257

Merck & Co., Inc. 2.40%, 9/15/2022	17,000	17,268

Mylan, Inc. 4.20%, 11/29/2023	15,000	15,773

Novartis Capital Corp. (Switzerland) 2.40%, 5/17/2022	37,000	37,601

Pfizer, Inc. 3.40%, 5/15/2024	15,000	16,012

Sanofi (France) 4.00%, 3/29/2021	15,000	15,479

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	33,000	33,102

Zoetis, Inc. 3.25%, 2/1/2023	20,000	20,684

		275,140

Professional Services — 0.0% (a)

Equifax, Inc. 3.60%, 8/15/2021	6,000	6,132

Road & Rail — 0.2%

Burlington Northern Santa Fe LLC 3.00%, 3/15/2023	15,000	15,517

CSX Corp. 4.25%, 6/1/2021	4,000	4,124

Norfolk Southern Corp. 3.85%, 1/15/2024	13,000	13,896

Ryder System, Inc. 3.75%, 6/9/2023	15,000	15,802

Union Pacific Corp.

2.95%, 3/1/2022	6,000	6,146

4.16%, 7/15/2022	15,000	15,820

		71,305

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc. 2.95%, 1/12/2021	15,000	15,145

Applied Materials, Inc. 4.30%, 6/15/2021	5,000	5,206

Broadcom Corp.

2.20%, 1/15/2021	25,000	24,880

3.00%, 1/15/2022	6,000	6,052

3.63%, 1/15/2024	10,000	10,204

Intel Corp.

2.35%, 5/11/2022	16,000	16,208

2.70%, 12/15/2022	15,000	15,440

Lam Research Corp. 2.80%, 6/15/2021	10,000	10,113

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc. 4.33%, 6/1/2023	5,000	5,269

NXP BV (Netherlands) 4.88%, 3/1/2024 (d)	17,000	18,516

QUALCOMM, Inc. 2.60%, 1/30/2023	30,000	30,566

Texas Instruments, Inc.

1.85%, 5/15/2022	3,000	3,005

2.25%, 5/1/2023	5,000	5,055

Xilinx, Inc. 2.95%, 6/1/2024	10,000	10,309

		175,968

Software — 0.5%

CA, Inc. 3.60%, 8/15/2022	15,000	15,292

Microsoft Corp.

2.40%, 2/6/2022	6,000	6,103

2.38%, 2/12/2022	58,000	58,945

Oracle Corp.

2.80%, 7/8/2021	18,000	18,307

2.40%, 9/15/2023	30,000	30,448

3.40%, 7/8/2024	16,000	16,956

VMware, Inc. 2.95%, 8/21/2022	15,000	15,217

		161,268

Specialty Retail — 0.3%

Advance Auto Parts, Inc. 4.50%, 1/15/2022	15,000	15,645

AutoZone, Inc. 3.70%, 4/15/2022	5,000	5,209

Home Depot, Inc. (The)

3.25%, 3/1/2022	15,000	15,581

2.70%, 4/1/2023	15,000	15,505

Lowe’s Cos., Inc. 3.75%, 4/15/2021	15,000	15,356

O’Reilly Automotive, Inc. 3.80%, 9/1/2022	5,000	5,211

TJX Cos., Inc. (The) 2.75%, 6/15/2021	15,000	15,219

		87,726

Technology Hardware, Storage & Peripherals — 0.6%

Apple, Inc.

1.55%, 8/4/2021	53,000	52,738

2.10%, 9/12/2022	15,000	15,134

2.85%, 2/23/2023	15,000	15,497

2.40%, 5/3/2023	15,000	15,316

3.45%, 5/6/2024	10,000	10,711

Dell International LLC 4.42%, 6/15/2021 (d)	33,000	34,033

Hewlett Packard Enterprise Co.

3.60%, 10/15/2020 (c)	16,000	16,232

4.40%, 10/15/2022 (c)	3,000	3,179

HP, Inc. 4.30%, 6/1/2021	15,000	15,555

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — continued

Seagate HDD Cayman 4.25%, 3/1/2022	10,000	10,355

		188,750

Thrifts & Mortgage Finance — 0.0% (a)

New York Community Bancorp, Inc. (ICE LIBOR USD 3 Month + 2.78%), 5.90%, 11/6/2028 (b)	15,000	15,804

Tobacco — 0.2%

Altria Group, Inc. 4.75%, 5/5/2021	19,000	19,821

BAT Capital Corp. (United Kingdom) 2.76%, 8/15/2022	22,000	22,272

Philip Morris International, Inc. 2.13%, 5/10/2023	25,000	24,958

		67,051

Trading Companies & Distributors — 0.3%

Air Lease Corp.

3.38%, 6/1/2021	15,000	15,252

2.75%, 1/15/2023	15,000	15,168

Aircastle Ltd. 5.50%, 2/15/2022	15,000	16,023

GATX Corp. 4.85%, 6/1/2021	15,000	15,667

International Lease Finance Corp.

8.63%, 1/15/2022	8,000	9,115

5.88%, 8/15/2022	31,000	34,048

		105,273

Wireless Telecommunication Services — 0.1%

Vodafone Group plc (United Kingdom)

2.50%, 9/26/2022	3,000	3,038

3.75%, 1/16/2024	15,000	15,847

		18,885

Total Corporate Bonds (Cost $7,875,523)		8,032,766

Mortgage-Backed Securities — 6.7%

FHLMC Gold Pools, 15 Year

Pool # J14776, 3.00%, 3/1/2026	26,513	27,318

Pool # G14783, 3.50%, 10/1/2026	24,180	25,058

Pool # J20134, 3.00%, 8/1/2027	14,766	15,215

Pool # G18452, 2.50%, 12/1/2027	60,512	61,478

Pool # J23906, 2.50%, 5/1/2028	61,865	62,852

Pool # J23582, 3.00%, 5/1/2028	22,993	23,693

Pool # G15724, 4.00%, 1/1/2029	5,894	6,149

Pool # G16577, 4.00%, 1/1/2029	12,954	13,512

Pool # G15093, 3.00%, 4/1/2029	14,820	15,290

Pool # G18511, 2.50%, 5/1/2029	10,922	11,095

Pool # G18512, 3.00%, 5/1/2029	29,440	30,334

Pool # G15290, 3.50%, 2/1/2030	5,088	5,334

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # G18549, 2.50%, 4/1/2030	45,094	45,926

Pool # G16749, 2.00%, 7/1/2030	14,233	14,334

Pool # J33012, 3.00%, 10/1/2030	42,623	43,918

Pool # G15855, 3.50%, 1/1/2031	3,663	3,828

Pool # G18587, 3.00%, 2/1/2031	23,466	24,179

Pool # G18597, 3.50%, 4/1/2031	2,826	2,938

Pool # G18618, 2.00%, 11/1/2031	15,039	15,017

Pool # G18620, 3.00%, 11/1/2031	17,832	18,375

Pool # G18626, 2.50%, 1/1/2032	90,032	91,358

Pool # G18632, 3.00%, 2/1/2032	29,607	30,454

Pool # G16207, 3.50%, 7/1/2032	14,164	14,890

Pool # J38058, 3.00%, 11/1/2032	55,524	57,287

Pool # G18676, 2.50%, 2/1/2033	20,684	20,976

Pool # J39722, 3.00%, 10/1/2033	14,785	15,171

Pool # J39886, 4.00%, 11/1/2033	12,771	13,542

Pool # G18715, 3.00%, 12/1/2033	18,926	19,413

Pool # G18720, 3.50%, 1/1/2034	17,511	18,145

Pool # G18723, 3.50%, 2/1/2034	15,356	15,911

Pool # G18726, 3.50%, 3/1/2034	13,351	13,846

GNMA I, 15 Year Pool # 794368, 3.00%, 2/15/2027	3,734	3,829

GNMA II, 15 Year

Pool # 796502, 3.00%, 4/20/2022	15,632	15,931

Pool # MA0756, 2.50%, 2/20/2028	5,583	5,705

Pool # MA1134, 3.00%, 7/20/2028	16,559	17,002

Pool # MA4355, 2.50%, 4/20/2032	15,802	16,072

Pool # MA4559, 3.00%, 7/20/2032	19,855	20,302

Pool # MA4625, 3.50%, 8/20/2032	14,266	14,776

Pool # MA5236, 3.50%, 6/20/2033	9,301	9,634

UMBS, 15 Year

Pool # AC8868, 4.50%, 12/1/2024	4,364	4,535

Pool # AE0988, 4.00%, 9/1/2025	8,630	8,979

Pool # ZK2607, 3.50%, 10/1/2025	5,956	6,169

Pool # AH0563, 3.00%, 12/1/2025	4,470	4,588

Pool # AL1168, 3.50%, 1/1/2026	21,106	21,862

Pool # AH9695, 4.00%, 4/1/2026	9,788	10,212

Pool # AK3264, 3.00%, 2/1/2027	16,523	17,018

Pool # AK5412, 3.00%, 3/1/2027	15,687	16,143

Pool # AL1746, 3.50%, 3/1/2027	16,827	17,479

Pool # BM4533, 4.00%, 8/1/2027	11,437	11,928

Pool # AQ5118, 2.50%, 11/1/2027	19,749	20,055

Pool # AQ1688, 2.00%, 12/1/2027	10,871	10,943

Pool # MA1277, 2.50%, 12/1/2027	91,282	92,694

Pool # AL3060, 3.00%, 2/1/2028	42,503	43,777

Pool # AT2769, 2.00%, 5/1/2028	19,061	19,187

Pool # AL4468, 3.50%, 11/1/2028	12,580	13,192

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BM3954, 2.50%, 12/1/2028	75,662	76,831

Pool # AV8783, 3.00%, 1/1/2029	35,377	36,328

Pool # AV4793, 3.50%, 5/1/2029	21,081	21,878

Pool # AW8317, 2.50%, 9/1/2029	13,532	13,741

Pool # AL7205, 3.50%, 12/1/2029	5,025	5,227

Pool # AX7696, 3.00%, 1/1/2030	48,164	49,603

Pool # AS4489, 2.50%, 3/1/2030	4,080	4,152

Pool # AY6338, 2.50%, 3/1/2030	62,721	63,613

Pool # AS4678, 3.00%, 3/1/2030	53,065	54,655

Pool # AS5237, 2.50%, 6/1/2030	14,835	15,046

Pool # BA6893, 2.50%, 2/1/2031	9,714	9,852

Pool # BC2482, 3.00%, 3/1/2031	39,439	40,617

Pool # ZS7502, 2.50%, 4/1/2031 (e)	5,697	5,794

Pool # BM3754, 3.50%, 4/1/2031	6,200	6,497

Pool # AS7467, 2.50%, 7/1/2031	19,587	19,866

Pool # AS7606, 2.50%, 7/1/2031	7,344	7,476

Pool # AS7620, 2.50%, 7/1/2031	114,510	116,358

Pool # AL8804, 3.50%, 7/1/2031	6,766	7,066

Pool # MA2774, 2.00%, 10/1/2031	17,497	17,463

Pool # ZS8628, 2.00%, 11/1/2031	5,013	5,003

Pool # BM3174, 3.50%, 5/1/2032	7,792	8,174

Pool # MA3217, 2.50%, 12/1/2032	12,130	12,296

Pool # 890822, 3.00%, 12/1/2032	87,837	90,411

Pool # BM3276, 3.50%, 12/1/2032	21,531	22,546

Pool # BJ9052, 3.50%, 2/1/2033	8,774	9,112

Pool # ZS7988, 3.50%, 2/1/2033	20,530	21,543

Pool # ZK9341, 3.00%, 3/1/2033	5,881	6,047

Pool # MA3437, 3.00%, 8/1/2033	19,884	20,397

Pool # ZT0716, 3.00%, 10/1/2033	11,886	12,197

Pool # ZT2104, 2.50%, 12/1/2033	4,854	4,921

Pool # BN4806, 4.00%, 1/1/2034	24,088	25,161

Pool # MA3588, 3.50%, 2/1/2034	42,342	43,839

Pool # CA3440, 3.50%, 4/1/2034	3,868	4,060

Pool # MA3657, 3.00%, 5/1/2034	16,277	16,693

Pool # MA3682, 3.50%, 6/1/2034	7,703	7,994

Pool # MA3695, 3.00%, 7/1/2034	7,796	7,997

Pool # SB8008, 2.50%, 8/1/2034	19,760	20,021

Pool # SB8013, 2.50%, 9/1/2034	12,000	12,159

Pool # SB8012, 3.50%, 9/1/2034	12,000	12,447

Pool # SB8014, 4.00%, 9/1/2034	15,000	15,620

Total Mortgage-Backed Securities (Cost $2,106,577)		2,149,549

Supranational — 2.9%

African Development Bank (Supranational)

1.25%, 7/26/2021	26,000	25,831

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

3.00%, 9/20/2023	15,000	15,851

Asian Development Bank (Supranational)

1.75%, 6/8/2021	57,000	57,129

2.13%, 11/24/2021	10,000	10,125

1.88%, 2/18/2022	15,000	15,130

1.88%, 8/10/2022	29,000	29,306

Asian Infrastructure Investment Bank (The) (Supranational) 2.25%, 5/16/2024	6,000	6,207

Corp. Andina de Fomento (Supranational) 2.13%, 9/27/2021	33,000	32,885

Council of Europe Development Bank (Supranational) 1.63%, 3/16/2021	12,000	11,992

European Bank for Reconstruction & Development (Supranational)

1.50%, 11/2/2021	10,000	9,983

2.13%, 3/7/2022	43,000	43,650

European Investment Bank (Supranational)

2.25%, 8/15/2022	76,000	77,604

2.50%, 3/15/2023	145,000	150,131

3.25%, 1/29/2024	8,000	8,606

2.63%, 3/15/2024	15,000	15,761

2.25%, 6/24/2024	19,000	19,680

Inter-American Development Bank (Supranational)

2.63%, 4/19/2021	15,000	15,237

1.75%, 4/14/2022	70,000	70,365

1.75%, 9/14/2022	43,000	43,319

International Bank for Reconstruction & Development (Supranational)

1.63%, 3/9/2021	100,000	99,991

1.38%, 5/24/2021	82,000	81,676

2.13%, 7/1/2022	35,000	35,620

2.50%, 3/19/2024	18,000	18,814

International Finance Corp. (Supranational) 2.25%, 1/25/2021	25,000	25,186

Total Supranational (Cost $901,391)		920,079

U.S. Government Agency Securities — 2.3%

FFCB 2.55%, 3/11/2021	48,000	48,674

FHLB

2.63%, 10/1/2020	45,000	45,448

1.13%, 7/14/2021	115,000	114,143

2.50%, 3/11/2022	70,000	71,744

2.13%, 6/10/2022	15,000	15,251

2.26%, 10/4/2022	40,000	40,011

FHLMC

2.38%, 1/13/2022	120,000	122,304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

2.55%, 6/6/2022	20,000	20,000

2.55%, 6/20/2022	15,000	15,003

FNMA

1.38%, 2/26/2021	26,000	25,917

2.75%, 6/22/2021	50,000	51,078

2.63%, 1/11/2022	50,000	51,270

2.00%, 10/5/2022	28,000	28,445

1.75%, 7/2/2024	15,000	15,206

Israel Government AID Bond (Israel) 5.50%, 12/4/2023	51,000	59,103

Total U.S. Government Agency Securities (Cost $713,496)		723,597

Commercial Mortgage-Backed Securities — 1.9%

Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A4, 4.13%, 11/10/2046	20,000	21,623

Commercial Mortgage Trust

Series 2014-CR16, Class A3, 3.78%, 4/10/2047	24,970	26,742

Series 2014-LC15, Class A4, 4.01%, 4/10/2047	20,000	21,680

Series 2014-UBS4, Class A5, 3.69%, 8/10/2047	30,000	32,256

Series 2013-CR11, Class ASB, 3.66%, 8/10/2050	17,573	18,128

FHLMC, Multifamily Structured Pass-Through Certificates

Series K015, Class A2, 3.23%, 7/25/2021	91,835	93,391

Series K016, Class A2, 2.97%, 10/25/2021	28,428	28,919

Series K021, Class A1, 1.60%, 1/25/2022	16,970	16,861

Series K019, Class A2, 2.27%, 3/25/2022	16,000	16,177

Series K020, Class A2, 2.37%, 5/25/2022	10,000	10,126

Series K720, Class A2, 2.72%, 6/25/2022	15,000	15,311

Series K028, Class A2, 3.11%, 2/25/2023	10,000	10,403

FNMA ACES

Series 2014-M1, Class A2, 3.34%, 7/25/2023 (f)	14,396	15,074

Series 2014-M8, Class A2, 3.06%, 6/25/2024 (f)	38,000	39,924

GS Mortgage Securities Trust

Series 2014-GC18, Class A4, 4.07%, 1/10/2047	30,000	32,430

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2014-GC18, Class AS, 4.38%, 1/10/2047	17,000	18,195

JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C10, Class AS, 3.37%, 12/15/2047 ‡	20,000	20,694

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class ASB, 3.71%, 1/15/2047	17,225	17,891

Series 2014-C19, Class C, 4.85%, 4/15/2047 (f)	10,000	10,743

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class ASB, 3.38%, 10/15/2048	40,000	41,680

Morgan Stanley Capital I Trust Series 2011-C3, Class A4, 4.12%, 7/15/2049	6,000	6,095

UBS Commercial Mortgage Trust Series 2018-C13, Class A2, 4.21%, 10/15/2051	10,000	10,775

UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class A4, 3.24%, 4/10/2046	23,000	23,936

Wells Fargo Commercial Mortgage Trust

Series 2013-LC12, Class A4, 4.22%, 7/15/2046 (f)	12,000	12,920

Series 2014-LC16, Class ASB, 3.48%, 8/15/2050	9,535	9,841

WFRBS Commercial Mortgage Trust

Series 2012-C10, Class A3, 2.88%, 12/15/2045	12,000	12,315

Series 2012-C10, Class B, 3.74%, 12/15/2045 ‡	15,000	15,489

Series 2014-C20, Class A3, 3.64%, 5/15/2047	19,782	20,214

Total Commercial Mortgage-Backed Securities (Cost $608,184)		619,833

Foreign Government Securities — 1.4%

Canada Government Bond (Canada)

2.63%, 1/25/2022	10,000	10,258

2.00%, 11/15/2022	20,000	20,318

Export Development Canada (Canada)

1.50%, 5/26/2021	15,000	14,965

1.38%, 10/21/2021	10,000	9,951

2.00%, 5/17/2022	35,000	35,427

Export-Import Bank of Korea (South Korea) 5.13%, 6/29/2020	50,000	51,192

Italy Government Bond (Italy) 6.88%, 9/27/2023	15,000	17,298

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Province of Alberta (Canada) 2.20%, 7/26/2022	15,000	15,237

Province of British Columbia Canada (Canada) 2.00%, 10/23/2022	15,000	15,185

Province of Ontario (Canada)

2.50%, 9/10/2021	15,000	15,240

2.25%, 5/18/2022	21,000	21,337

2.45%, 6/29/2022	15,000	15,339

3.05%, 1/29/2024	16,000	16,974

Province of Quebec (Canada) 2.63%, 2/13/2023	27,000	27,908

Republic of Colombia (Colombia) 8.13%, 5/21/2024	20,000	25,050

Republic of Hungary (Hungary)

5.38%, 2/21/2023	18,000	19,901

5.75%, 11/22/2023	20,000	22,757

Republic of Poland (Poland)

5.13%, 4/21/2021	22,000	23,126

5.00%, 3/23/2022	8,000	8,615

4.00%, 1/22/2024	7,000	7,610

Republic of Uruguay (Uruguay) 8.00%, 11/18/2022	5,000	5,673

United Mexican States (Mexico)

3.50%, 1/21/2021	8,000	8,155

3.63%, 3/15/2022	24,000	24,833

4.00%, 10/2/2023	6,000	6,345

Total Foreign Government Securities (Cost $429,515)		438,694

Asset-Backed Securities — 1.1%

Ally Auto Receivables Trust Series 2018-3, Class A4, 3.12%, 7/17/2023	10,000	10,278

Ally Master Owner Trust Series 2018-4, Class A, 3.30%, 7/17/2023	10,000	10,231

American Express Credit Account Master Trust Series 2017-7, Class A, 2.35%, 5/15/2025	30,000	30,640

AmeriCredit Automobile Receivables Trust Series 2017-3, Class D, 3.18%, 7/18/2023	15,000	15,218

BA Credit Card Trust Series 2018-A3, Class A3, 3.10%, 12/15/2023	22,000	22,555

BMW Vehicle Lease Trust Series 2018-1, Class A3, 3.26%, 7/20/2021	10,000	10,125

Capital Auto Receivables Asset Trust Series 2016-1, Class D, 4.03%, 8/21/2023	8,000	8,033

Capital One Multi-Asset Execution Trust Series 2018-A1, Class A1, 3.01%, 2/15/2024	27,000	27,521

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 6/15/2023	17,000	17,337

Citibank Credit Card Issuance Trust Series 2018-A3, Class A3, 3.29%, 5/23/2025	33,000	34,762

Discover Card Execution Note Trust Series 2018-A4, Class A4, 3.11%, 1/16/2024	30,000	30,757

Ford Credit Auto Lease Trust Series 2018-B, Class A3, 3.19%, 12/15/2021	10,000	10,113

Ford Credit Auto Owner Trust

Series 2018-A, Class A3, 3.03%, 11/15/2022	6,000	6,072

Series 2017-A, Class C, 2.41%, 7/15/2023	6,000	6,024

Ford Credit Floorplan Master Owner Trust A Series 2018-2, Class A, 3.17%, 3/15/2025	15,000	15,656

GM Financial Automobile Leasing Trust Series 2018-3, Class A3, 3.18%, 6/21/2021	10,000	10,076

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A3, 2.32%, 7/18/2022	10,000	10,030

Nissan Auto Lease Trust Series 2019-A, Class A3, 2.76%, 3/15/2022	7,000	7,090

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	15,000	15,015

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	10,000	10,228

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	15,000	15,894

Toyota Auto Receivables Owner Trust Series 2018-C, Class A3, 3.02%, 12/15/2022	12,000	12,227

World Omni Auto Receivables Trust Series 2018-D, Class B, 3.67%, 12/16/2024	15,000	15,814

Total Asset-Backed Securities (Cost $345,095)		351,696

Municipal Bonds — 0.1%

Florida — 0.1%

Other Revenue — 0.1%

State Board of Administration Finance Corp. Series 2013A, Rev., 3.00%, 7/1/2020	20,000	20,167

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Illinois — 0.0% (a)

General Obligation — 0.0% (a)

State of Illinois, Taxable Pension Series 2003, GO, 4.95%, 6/1/2023	13,091	13,693

New Jersey — 0.0% (a)

Industrial Development Revenue/Pollution Control Revenue — 0.0% (a)

New Jersey Economic Development Authority, Cityscape Schools., Inc. Series B, Rev., AGM, 0.00%, 2/15/2021	10,000	9,702

Total Municipal Bonds (Cost $43,089)		43,562

	SHARES
Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (g) (h) (Cost $184,514)	184,514	184,514

Total Investments — 99.9% (Cost $31,320,073)		31,944,507

Other Assets Less Liabilities — 0.1%		45,581

NET ASSETS — 100.0%		31,990,088

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
BA	Banker’s Acceptance Rate
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev. UMBS USD	Revenue Uniform Mortgage-Backed Securities United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 26.3%

Aerospace & Defense — 1.0%

Arconic, Inc.

5.13%, 10/1/2024	37,000	39,429

5.95%, 2/1/2037	14,000	15,243

Boeing Co. (The)

3.60%, 5/1/2034	20,000	22,114

3.25%, 2/1/2035	20,000	21,325

3.95%, 8/1/2059	15,000	16,995

L3Harris Technologies, Inc. 3.85%, 12/15/2026 (a)	40,000	43,364

Lockheed Martin Corp. 4.09%, 9/15/2052	20,000	24,086

Precision Castparts Corp. 4.38%, 6/15/2045	7,000	8,582

Rockwell Collins, Inc. 3.50%, 3/15/2027	40,000	43,079

TransDigm, Inc. 6.25%, 3/15/2026 (a)	25,000	26,968

United Technologies Corp. 3.65%, 8/16/2023	60,000	63,668

		324,853

Air Freight & Logistics — 0.1%

United Parcel Service, Inc. 3.05%, 11/15/2027	12,000	12,658

XPO Logistics, Inc. 6.13%, 9/1/2023 (a)	20,000	20,680

		33,338

Airlines — 0.1%

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	22,430	23,767

United Airlines Holdings, Inc. 5.00%, 2/1/2024	20,000	21,200

		44,967

Auto Components — 0.3%

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	18,000	18,519

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	8,000	7,520

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	19,000	18,810

Icahn Enterprises LP 6.38%, 12/15/2025	37,000	39,174

		84,023

Banks — 4.0%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.79%),

3.00%, 12/20/2023 (b)	153,000	157,016

3.88%, 8/1/2025	47,000	51,286

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	40,000	42,574

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	17,000	18,436

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (b)	35,000	38,492

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (b)	20,000	22,169

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (b)	5,000	5,737

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (b)	15,000	18,255

Bank of Montreal (Canada) 2.35%, 9/11/2022	9,000	9,127

Bank of Nova Scotia (The) (Canada) 3.40%, 2/11/2024	50,000	52,693

BB&T Corp. 2.85%, 10/26/2024	30,000	30,996

BNP Paribas SA (France) 3.25%, 3/3/2023	12,000	12,500

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	15,000	15,160

3.10%, 4/2/2024	24,000	24,905

CIT Group, Inc. 5.25%, 3/7/2025	24,000	26,880

Citigroup, Inc.

2.75%, 4/25/2022	47,000	47,842

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	60,000	63,857

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (b)	30,000	33,215

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (b)	40,000	44,212

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (b)	10,000	12,210

Comerica, Inc. 3.70%, 7/31/2023	5,000	5,286

HSBC Holdings plc (United Kingdom)

7.63%, 5/17/2032	23,000	32,950

6.10%, 1/14/2042	27,000	39,558

Huntington Bancshares, Inc. 2.30%, 1/14/2022	18,000	18,085

KeyCorp 5.10%, 3/24/2021	12,000	12,538

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	10,000	10,121

3.78%, 3/2/2025	7,000	7,530

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	3,000	3,102

Royal Bank of Canada (Canada) 3.20%, 4/30/2021	100,000	102,199

Royal Bank of Scotland Group plc (United Kingdom) 6.10%, 6/10/2023	19,000	20,606

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	5,000	5,321

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	18,000	18,316

3.75%, 7/19/2023	12,000	12,689

SunTrust Bank 4.05%, 11/3/2025	12,000	13,173

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	5,000	5,261

US Bancorp 3.00%, 7/30/2029	15,000	15,673

Wells Fargo & Co.

3.07%, 1/24/2023	110,000	112,485

3.00%, 10/23/2026	30,000	31,182

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	47,000	50,403

Westpac Banking Corp. (Australia) 3.65%, 5/15/2023	23,000	24,356

		1,268,396

Beverages — 0.3%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	35,000	41,819

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.75%, 1/23/2029	15,000	17,531

Keurig Dr Pepper, Inc. 3.55%, 5/25/2021	30,000	30,688

		90,038

Biotechnology — 0.3%

Celgene Corp. 5.00%, 8/15/2045	10,000	12,728

Gilead Sciences, Inc.

2.95%, 3/1/2027	57,000	59,260

4.15%, 3/1/2047	25,000	28,285

		100,273

Building Products — 0.1%

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	32,000	33,640

Capital Markets — 2.1%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	12,000	12,897

Bank of New York Mellon Corp. (The) 3.50%, 4/28/2023	12,000	12,651

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	95,000	95,178

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	71,000	72,244

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (b)	53,000	55,145

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

3.50%, 11/16/2026	12,000	12,561

3.85%, 1/26/2027	18,000	19,221

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (b)	35,000	37,220

Morgan Stanley

3.75%, 2/25/2023	59,000	62,060

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	65,000	68,385

(SOFR + 1.15%), 2.72%, 7/22/2025 (b)	25,000	25,478

3.88%, 1/27/2026	29,000	31,353

3.63%, 1/20/2027	21,000	22,468

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	35,000	37,299

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	20,000	21,643

4.38%, 1/22/2047	20,000	24,319

MSCI, Inc. 5.75%, 8/15/2025 (a)	12,000	12,600

Northern Trust Corp. 3.95%, 10/30/2025	15,000	16,480

State Street Corp. 3.10%, 5/15/2023	15,000	15,563

TD Ameritrade Holding Corp. 2.75%, 10/1/2029	10,000	10,182

		664,947

Chemicals — 0.3%

CF Industries, Inc. 4.95%, 6/1/2043	15,000	14,737

Chemours Co. (The)

7.00%, 5/15/2025	17,000	16,787

5.38%, 5/15/2027	5,000	4,438

Ecolab, Inc. 3.25%, 12/1/2027	14,000	15,191

Olin Corp. 5.13%, 9/15/2027	13,000	13,358

PolyOne Corp. 5.25%, 3/15/2023	12,000	12,885

Valvoline, Inc. 4.38%, 8/15/2025	10,000	10,100

		87,496

Commercial Services & Supplies — 0.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	10,000	10,263

ADT Security Corp. (The) 4.13%, 6/15/2023	26,000	26,414

Aramark Services, Inc. 4.75%, 6/1/2026	15,000	15,375

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	20,000	20,350

Covanta Holding Corp. 5.88%, 3/1/2024	10,000	10,275

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a)	5,000	5,158

Pitney Bowes, Inc. 4.95%, 4/1/2023 (c)	13,000	12,350

Waste Management, Inc. 3.20%, 6/15/2026	5,000	5,320

		105,505

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Communications Equipment — 0.2%

CommScope, Inc. 5.50%, 6/15/2024 (a)	17,000	16,086

Nokia OYJ (Finland) 4.38%, 6/12/2027	13,000	13,488

Plantronics, Inc. 5.50%, 5/31/2023 (a)	20,000	20,348

		49,922

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	18,000	18,801

MasTec, Inc. 4.88%, 3/15/2023	15,000	15,244

		34,045

Consumer Finance — 0.7%

Ally Financial, Inc.

5.75%, 11/20/2025	29,000	33,205

8.00%, 11/1/2031	27,000	37,732

Capital One Financial Corp. 3.20%, 1/30/2023	23,000	23,698

Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	15,000	16,228

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	10,000	8,700

John Deere Capital Corp. 2.65%, 6/10/2026	28,000	29,079

Springleaf Finance Corp. 7.13%, 3/15/2026	59,000	67,290

		215,932

Containers & Packaging — 0.3%

Ball Corp. 5.25%, 7/1/2025	20,000	22,450

Crown Americas LLC 4.25%, 9/30/2026	13,000	13,488

Greif, Inc. 6.50%, 3/1/2027 (a)	25,000	26,250

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	24,228	24,288

Sealed Air Corp. 5.50%, 9/15/2025 (a)	12,000	13,020

		99,496

Diversified Consumer Services — 0.0% (d)

Service Corp. International 5.38%, 5/15/2024	12,000	12,366

Diversified Financial Services — 0.6%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	5,000	5,000

AIG Global Funding 1.90%, 10/6/2021 (a)	9,000	8,953

Berkshire Hathaway, Inc. 3.13%, 3/15/2026	27,000	28,623

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	10,000	9,700

National Rural Utilities Cooperative Finance Corp.

3.25%, 11/1/2025	40,000	42,398

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — continued

3.40%, 2/7/2028	14,000	15,191

4.40%, 11/1/2048	14,000	17,444

ORIX Corp. (Japan) 4.05%, 1/16/2024	9,000	9,703

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	41,000	43,588

3.75%, 9/12/2046	13,000	14,816

		195,416

Diversified Telecommunication Services — 0.8%

AT&T, Inc. 4.75%, 5/15/2046	20,000	22,363

CCO Holdings LLC 5.75%, 2/15/2026 (a)	71,000	75,171

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	12,000	12,585

5.63%, 4/1/2025	1,000	1,022

Series G, 6.88%, 1/15/2028	3,000	3,002

Cincinnati Bell, Inc. 8.00%, 10/15/2025 (a)	4,000	3,511

Embarq Corp. 8.00%, 6/1/2036	32,000	31,372

Frontier Communications Corp.

6.88%, 1/15/2025	35,000	17,850

8.50%, 4/1/2026 (a)	7,000	6,807

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	5,000	4,550

8.50%, 10/15/2024 (a)	13,000	12,903

Level 3 Financing, Inc. 5.25%, 3/15/2026	36,000	37,530

Qwest Corp. 6.88%, 9/15/2033	1,000	1,005

Sprint Capital Corp. 8.75%, 3/15/2032	10,000	12,525

Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	18,000	18,450

Windstream Services LLC 8.63%, 10/31/2025 (a) (c)	10,000	10,050

		270,696

Electric Utilities — 0.8%

Alabama Power Co. Series 13-A, 3.55%, 12/1/2023	15,000	15,900

Arizona Public Service Co. 3.15%, 5/15/2025	12,000	12,540

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	7,000	8,238

Duke Energy Carolinas LLC 3.20%, 8/15/2049	10,000	10,328

Entergy Louisiana LLC

2.40%, 10/1/2026	15,000	15,096

3.05%, 6/1/2031	25,000	26,384

Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	14,000	17,264

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Kentucky Utilities Co. 5.13%, 11/1/2040	14,000	18,205

Monongahela Power Co. 4.10%, 4/15/2024 (a)	12,000	12,968

Public Service Electric & Gas Co. 3.00%, 5/15/2027	12,000	12,648

Southern California Edison Co. Series C, 4.13%, 3/1/2048	14,000	15,659

Southwestern Public Service Co.

3.30%, 6/15/2024	12,000	12,561

4.50%, 8/15/2041	14,000	17,022

Tucson Electric Power Co.

3.05%, 3/15/2025	12,000	12,341

4.85%, 12/1/2048	15,000	19,432

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	19,000	19,950

Wisconsin Public Service Corp. 4.75%, 11/1/2044	15,000	19,065

		265,601

Electrical Equipment — 0.1%

Sensata Technologies BV 5.00%, 10/1/2025 (a)	15,000	15,900

Vertiv Group Corp. 9.25%, 10/15/2024 (a)	8,000	7,560

		23,460

Electronic Equipment, Instruments & Components — 0.0% (d)

CDW LLC 5.00%, 9/1/2025	12,000	12,540

Energy Equipment & Services — 0.2%

Nabors Industries, Inc. 5.50%, 1/15/2023	7,000	6,239

Noble Holding International Ltd. 6.20%, 8/1/2040	5,000	2,325

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	38,000	40,495

Transocean, Inc. 6.80%, 3/15/2038	5,000	3,300

		52,359

Entertainment — 0.4%

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (a)	2,000	2,133

NBCUniversal Media LLC 2.88%, 1/15/2023	48,000	49,402

Netflix, Inc. 4.38%, 11/15/2026	55,000	56,306

Viacom, Inc. (ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	30,000	31,323

		139,164

Equity Real Estate Investment Trusts (REITs) — 0.6%

AvalonBay Communities, Inc. 3.35%, 5/15/2027	4,000	4,294

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — continued

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	14,000	14,735

CyrusOne LP 5.38%, 3/15/2027	17,000	18,041

Equinix, Inc. 5.75%, 1/1/2025	17,000	17,722

ERP Operating LP 3.25%, 8/1/2027	7,000	7,478

GLP Capital LP 4.00%, 1/15/2030	10,000	10,081

Iron Mountain, Inc. 5.75%, 8/15/2024	18,000	18,225

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	12,000	13,110

National Retail Properties, Inc. 3.60%, 12/15/2026	3,000	3,181

Realty Income Corp. 4.13%, 10/15/2026	9,000	9,990

Simon Property Group LP 2.75%, 6/1/2023	65,000	66,691

		183,548

Food & Staples Retailing — 0.1%

Albertsons Cos. LLC 6.63%, 6/15/2024	18,000	18,855

New Albertsons LP 8.00%, 5/1/2031	10,000	10,150

		29,005

Food Products — 0.3%

JBS USA LUX SA 5.75%, 6/15/2025 (a)	50,000	52,031

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	13,000	14,330

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	16,000	16,640

		83,001

Gas Utilities — 0.1%

AmeriGas Partners LP 5.50%, 5/20/2025	23,000	24,322

Atmos Energy Corp. 5.50%, 6/15/2041	5,000	6,709

Boston Gas Co. 3.00%, 8/1/2029 (a)	5,000	5,214

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (a)	10,000	11,165

		47,410

Health Care Equipment & Supplies — 0.1%

Boston Scientific Corp. 4.70%, 3/1/2049	15,000	18,605

Teleflex, Inc. 4.63%, 11/15/2027	13,000	13,746

		32,351

Health Care Providers & Services — 1.2%

Centene Corp. 5.38%, 6/1/2026 (a)	29,000	31,003

Community Health Systems, Inc.

8.13%, 6/30/2024 (a)	10,000	7,600

8.00%, 3/15/2026 (a)	9,000	8,640

HCA, Inc. 5.38%, 9/1/2026	75,000	83,625

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	3,000	2,681

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (e)	5,000	4,200

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	18,000	12,060

Tenet Healthcare Corp. 4.50%, 4/1/2021	31,000	32,085

UnitedHealth Group, Inc.

3.88%, 10/15/2020	100,000	101,623

3.38%, 4/15/2027	23,000	24,727

4.63%, 11/15/2041	30,000	36,473

3.70%, 8/15/2049	10,000	10,931

WellCare Health Plans, Inc. 5.25%, 4/1/2025	24,000	25,129

		380,777

Hotels, Restaurants & Leisure — 0.5%

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	19,000	20,734

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	10,000	10,250

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	14,000	14,875

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	7,000	7,845

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	3,000	3,166

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	20,000	21,250

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	20,000	21,584

MGM Resorts International 5.50%, 4/15/2027	21,000	22,759

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	16,000	16,532

Wyndham Destinations, Inc. 5.40%, 4/1/2024 (c)	10,000	10,497

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	25,000	26,375

		175,867

Household Durables — 0.1%

Lennar Corp. 4.75%, 5/30/2025	30,000	32,100

Toll Brothers Finance Corp. 4.88%, 11/15/2025	13,000	13,943

		46,043

Household Products — 0.1%

Kimberly-Clark Corp. 3.20%, 4/25/2029	5,000	5,477

Spectrum Brands, Inc. 5.75%, 7/15/2025	20,000	20,800

		26,277

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — 0.2%

AES Corp. 5.50%, 4/15/2025	24,000	25,051

Calpine Corp. 5.88%, 1/15/2024 (a)	13,000	13,277

Clearway Energy Operating LLC 5.38%, 8/15/2024	13,000	13,325

NRG Energy, Inc. 6.63%, 1/15/2027	24,000	25,920

		77,573

Industrial Conglomerates — 0.1%

3M Co. 3.25%, 8/26/2049	20,000	20,238

Insurance — 0.5%

Aflac, Inc. 3.25%, 3/17/2025	4,000	4,231

Allstate Corp. (The) 5.35%, 6/1/2033	5,000	6,478

Athene Global Funding 4.00%, 1/25/2022 (a)	9,000	9,342

CNO Financial Group, Inc. 5.25%, 5/30/2025	15,000	16,294

Jackson National Life Global Funding 2.50%, 6/27/2022 (a)	18,000	18,208

Lincoln National Corp. 3.35%, 3/9/2025	3,000	3,116

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	12,000	13,308

MetLife, Inc. 3.60%, 11/13/2025	23,000	24,983

New York Life Global Funding 3.00%, 1/10/2028 (a)	12,000	12,706

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (b)	7,000	7,525

Principal Financial Group, Inc. 3.70%, 5/15/2029	5,000	5,435

Progressive Corp. (The) 4.35%, 4/25/2044	3,000	3,655

Prudential Financial, Inc. 3.88%, 3/27/2028	10,000	11,202

Travelers Cos., Inc. (The) 5.35%, 11/1/2040	7,000	9,543

		146,026

Interactive Media & Services — 0.0% (d)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	8,000	7,340

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.15%, 8/22/2027	54,000	58,070

IT Services — 0.0% (d)

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	7,000	6,370

Mastercard, Inc. 3.65%, 6/1/2049	5,000	5,809

		12,179

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Leisure Products — 0.0% (d)

Mattel, Inc. 6.75%, 12/31/2025 (a)	7,000	7,193

Machinery — 0.2%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	15,000	15,506

Colfax Corp. 6.00%, 2/15/2024 (a)	5,000	5,331

Illinois Tool Works, Inc. 4.88%, 9/15/2041	7,000	9,188

Parker-Hannifin Corp. 3.25%, 3/1/2027	24,000	25,153

Tennant Co. 5.63%, 5/1/2025	10,000	10,325

		65,503

Media — 1.1%

AMC Networks, Inc. 5.00%, 4/1/2024	12,000	12,360

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	15,281

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024 (a)	4,000	4,385

Comcast Corp.

3.38%, 8/15/2025	20,000	21,291

2.35%, 1/15/2027	60,000	60,272

3.90%, 3/1/2038	20,000	22,425

4.75%, 3/1/2044	46,000	56,781

3.40%, 7/15/2046	15,000	15,610

DISH DBS Corp. 6.75%, 6/1/2021	20,000	21,066

iHeartCommunications, Inc. 8.38%, 5/1/2027	5,000	5,394

Lamar Media Corp. 5.75%, 2/1/2026	24,000	25,440

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	30,000	31,687

TEGNA, Inc. 6.38%, 10/15/2023	19,000	19,532

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	12,000	12,960

WMG Acquisition Corp. 4.88%, 11/1/2024 (a)	13,000	13,423

		337,907

Metals & Mining — 0.4%

Commercial Metals Co. 4.88%, 5/15/2023	28,000	28,981

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	31,000	31,322

5.45%, 3/15/2043	30,000	27,375

Rio Tinto Finance USA Ltd. (Australia) 7.13%, 7/15/2028	11,000	15,106

Steel Dynamics, Inc. 4.13%, 9/15/2025	13,000	13,097

		115,881

Multiline Retail — 0.1%

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (e)	13,652	8,815

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Multiline Retail — continued

8.00%, 10/25/2024 (a)	21,000	7,140

		15,955

Multi-Utilities — 0.3%

Berkshire Hathaway Energy Co.

3.25%, 4/15/2028	14,000	14,885

5.15%, 11/15/2043	15,000	19,627

3.80%, 7/15/2048	15,000	16,669

Consolidated Edison Co. of New York, Inc. Series A, 4.13%, 5/15/2049	12,000	14,030

Puget Sound Energy, Inc. 4.30%, 5/20/2045	14,000	16,776

		81,987

Oil, Gas & Consumable Fuels — 2.1%

Antero Midstream Partners LP 5.75%, 3/1/2027 (a)	3,000	2,752

Antero Resources Corp. 5.13%, 12/1/2022	8,000	7,360

BP Capital Markets America, Inc.

3.02%, 1/16/2027	16,000	16,686

4.23%, 11/6/2028	50,000	57,034

BP Capital Markets plc (United Kingdom) 3.81%, 2/10/2024	39,000	41,754

Buckeye Partners LP 5.60%, 10/15/2044	4,000	3,387

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	18,000	20,070

Cheniere Energy Partners LP 5.25%, 10/1/2025	12,000	12,405

DCP Midstream Operating LP 5.38%, 7/15/2025	20,000	21,150

Diamondback Energy, Inc. 4.75%, 11/1/2024	12,000	12,360

EnLink Midstream Partners LP

4.40%, 4/1/2024	8,000	7,920

5.60%, 4/1/2044	9,000	7,605

EP Energy LLC

9.38%, 5/1/2024 (a)	10,000	750

8.00%, 11/29/2024 (a)	17,000	7,310

7.75%, 5/15/2026 (a)	10,000	8,350

Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	26,000	23,985

Murphy Oil Corp. 4.20%, 12/1/2022 (c)	13,000	13,130

NGPL PipeCo LLC 4.38%, 8/15/2022 (a)	5,000	5,150

Noble Energy, Inc. 3.85%, 1/15/2028	40,000	41,722

NuStar Logistics LP 5.63%, 4/28/2027	20,000	20,800

Occidental Petroleum Corp.

2.60%, 4/15/2022	26,000	26,113

4.40%, 4/15/2046	24,000	24,709

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Peabody Energy Corp. 6.00%, 3/31/2022 (a)	12,000	12,360

QEP Resources, Inc. 5.63%, 3/1/2026	23,000	18,630

Range Resources Corp. 5.00%, 8/15/2022	6,000	5,595

SM Energy Co. 6.13%, 11/15/2022	13,000	12,090

Southwestern Energy Co. 7.50%, 4/1/2026	5,000	4,376

Suncor Energy, Inc. (Canada) 6.80%, 5/15/2038	7,000	10,001

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	20,000	21,794

Sunoco LP 5.50%, 2/15/2026	22,000	22,825

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	12,000	11,700

Targa Resources Partners LP 5.13%, 2/1/2025	25,000	25,625

Total Capital International SA (France)

3.70%, 1/15/2024	55,000	58,642

3.46%, 2/19/2029	15,000	16,442

3.46%, 7/12/2049	15,000	16,152

TransCanada PipeLines Ltd. (Canada)

3.75%, 10/16/2023	24,000	25,291

5.10%, 3/15/2049	13,000	15,881

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (e)	25,283	2,967

Unit Corp. 6.63%, 5/15/2021	4,000	2,870

WPX Energy, Inc. 5.75%, 6/1/2026	15,000	15,563

		681,306

Paper & Forest Products — 0.0% (d)

Clearwater Paper Corp. 4.50%, 2/1/2023	13,000	13,016

Pharmaceuticals — 1.4%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	13,000	12,610

Bausch Health Cos., Inc. 7.00%, 3/15/2024 (a)	55,000	58,089

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (a)	35,000	36,288

3.40%, 7/26/2029 (a)	40,000	43,301

4.13%, 6/15/2039 (a)	29,000	33,656

4.25%, 10/26/2049 (a)	15,000	18,043

Eli Lilly & Co.

2.75%, 6/1/2025	52,000	54,065

3.88%, 3/15/2039	5,000	5,816

3.95%, 3/15/2049	10,000	11,704

4.15%, 3/15/2059	12,000	14,310

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	35,000	36,429

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

GlaxoSmithKline Capital, Inc. (United Kingdom) 3.88%, 5/15/2028	10,000	11,194

Novartis Capital Corp. (Switzerland) 4.00%, 11/20/2045	26,000	30,937

Pfizer, Inc.

3.60%, 9/15/2028	53,000	58,153

3.45%, 3/15/2029	30,000	32,846

		457,441

Professional Services — 0.1%

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	35,000	35,962

Road & Rail — 0.3%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	11,000	11,192

Burlington Northern Santa Fe LLC

4.70%, 9/1/2045	15,000	18,738

3.55%, 2/15/2050	10,000	10,950

DAE Funding LLC (United Arab Emirates) 5.75%, 11/15/2023 (a)	15,000	15,807

Norfolk Southern Corp. 2.90%, 2/15/2023	45,000	46,260

		102,947

Semiconductors & Semiconductor Equipment — 0.0% (d)

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	7,000	7,621

Software — 0.7%

Microsoft Corp.

3.50%, 2/12/2035	20,000	22,535

4.00%, 2/12/2055	10,000	12,250

3.95%, 8/8/2056	12,000	14,688

Nuance Communications, Inc. 5.63%, 12/15/2026	13,000	13,699

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	14,000	14,962

Oracle Corp.

2.65%, 7/15/2026	112,000	114,741

4.00%, 7/15/2046	15,000	17,115

4.38%, 5/15/2055	13,000	15,675

Symantec Corp. 5.00%, 4/15/2025 (a)	11,000	11,073

		236,738

Specialty Retail — 0.5%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	16,000	16,400

Home Depot, Inc. (The)

3.90%, 12/6/2028	26,000	29,642

5.95%, 4/1/2041	23,000	33,054

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Specialty Retail — continued

3.50%, 9/15/2056	10,000	10,887

L Brands, Inc. 5.63%, 10/15/2023	10,000	10,500

Lowe’s Cos., Inc. 4.05%, 5/3/2047	10,000	10,871

Penske Automotive Group, Inc. 5.50%, 5/15/2026	25,000	26,188

PetSmart, Inc.

7.13%, 3/15/2023 (a)	9,000	8,370

5.88%, 6/1/2025 (a)	6,000	5,880

Staples, Inc. 10.75%, 4/15/2027 (a)	6,000	6,060

		157,852

Technology Hardware, Storage & Peripherals — 0.7%

Apple, Inc.

2.75%, 1/13/2025	70,000	72,770

3.35%, 2/9/2027	35,000	37,825

4.38%, 5/13/2045	26,000	31,946

EMC Corp. 3.38%, 6/1/2023	47,000	46,597

Western Digital Corp. 4.75%, 2/15/2026	16,000	16,375

Xerox Corp. 4.12%, 3/15/2023 (c)	13,000	13,228

		218,741

Textiles, Apparel & Luxury Goods — 0.0% (d)

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	13,000	13,601

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (a)	13,000	13,260

Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	20,000	20,850

		34,110

Tobacco — 0.5%

Altria Group, Inc. 3.88%, 9/16/2046	20,000	19,645

BAT Capital Corp. (United Kingdom) 3.56%, 8/15/2027	65,000	66,612

Philip Morris International, Inc.

2.75%, 2/25/2026	40,000	40,789

3.13%, 3/2/2028	12,000	12,348

3.38%, 8/15/2029	15,000	15,738

		155,132

Trading Companies & Distributors — 0.3%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	10,000	8,625

United Rentals North America, Inc. 4.63%, 10/15/2025	62,000	63,764

WESCO Distribution, Inc. 5.38%, 6/15/2024	13,000	13,422

		85,811

Wireless Telecommunication Services — 0.3%

Sprint Corp. 7.13%, 6/15/2024	30,000	33,164

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — continued

T-Mobile USA, Inc. 5.13%, 4/15/2025	45,000	46,882

		80,046

Total Corporate Bonds (Cost $7,979,051)		8,438,928

Mortgage-Backed Securities — 17.5%

FHLMC Gold Pools, 30 Year

Pool # G60855, 4.50%, 12/1/2045	204,350	219,743

FNMA, Other

Pool # AN3099, 2.53%, 10/1/2024	95,608	98,726

Pool # AN9917, 3.80%, 7/1/2028	349,649	394,428

Pool # AN8227, 3.13%, 2/1/2030	150,000	164,130

Pool # AN3609, 3.14%, 12/1/2031	125,000	137,734

Pool # AN9725, 3.76%, 7/1/2033	108,291	123,643

GNMA II, 30 Year

Pool # AJ9020, 4.50%, 10/20/2044	240,317	251,671

Pool # BM2418, 4.00%, 8/20/2049	74,445	79,485

Pool # BN7049, 4.50%, 8/20/2049	250,000	271,863

UMBS, 20 Year Pool # MA3004, 4.00%, 5/1/2037	1,106,849	1,162,537

UMBS, 30 Year

Pool # BM1164, 3.50%, 12/1/2045	326,244	340,355

Pool # MA3073, 4.50%, 7/1/2047	97,083	102,735

Pool # BK4769, 5.00%, 8/1/2048	1,626,963	1,739,168

Pool # BN5013, 5.00%, 1/1/2049	221,957	244,358

Pool # BO3039, 3.00%, 7/1/2049 (f)	280,838	286,272

Total Mortgage-Backed Securities (Cost $5,512,162)		5,616,848

U.S. Treasury Obligations — 15.0%

U.S. Treasury Notes

2.63%, 12/31/2023	1,600,000	1,680,625

2.63%, 12/31/2025	1,000,000	1,070,859

U.S. Treasury STRIPS Bonds

3.00%, 11/15/2039 (g)	1,600,000	1,107,904

3.13%, 8/15/2048 (g)	1,700,000	952,793

Total U.S. Treasury Obligations (Cost $4,173,287)		4,812,181

Asset-Backed Securities — 13.1%

American Credit Acceptance Receivables Trust Series 2017-1, Class C, 2.88%, 3/13/2023 (a)	23,197	23,209

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	150,000	165,649

American Homes 4 Rent Trust

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (a)	125,000	133,993

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Series 2015-SFR2, Class A, 3.73%, 10/17/2052 ‡ (a)	96,167	102,287

AmeriCredit Automobile Receivables Trust Series 2017-2, Class D, 3.42%, 4/18/2023	250,000	255,748

B2R Mortgage Trust Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (a)	6,227	6,208

CPS Auto Receivables Trust

Series 2015-C, Class D, 4.63%, 8/16/2021 (a)	100,000	100,914

Series 2017-C, Class D, 3.79%, 6/15/2023 (a)	100,000	101,474

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	824	908

Series 2019-1, Class AA, 3.20%, 4/25/2024	15,000	15,822

DT Auto Owner Trust Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	99,000	99,879

First Investors Auto Owner Trust

Series 2015-1A, Class D, 3.59%, 1/18/2022 (a)	100,000	100,034

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	90,000	91,065

Series 2017-1A, Class D, 3.60%, 4/17/2023 (a)	81,000	82,555

Flagship Credit Auto Trust

Series 2015-2, Class B, 3.08%, 12/15/2021 (a)	597	597

Series 2017-2, Class C, 2.96%, 7/15/2023 (a)	85,000	85,796

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	598,977	629,500

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (a)	250,000	255,582

GLS Auto Receivables Trust Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	150,000	153,016

Lendmark Funding Trust

Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	380,000	379,987

Series 2018-2A, Class A, 4.23%, 4/20/2027 (a)	118,000	122,980

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	115,000	120,636

Pretium Mortgage Credit Partners I LLC

Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 (a) (c)	250,000	250,273

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Progress Residential Trust

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (a)	99,635	100,919

Series 2017-SFR1, Class D, 3.57%, 8/17/2034 ‡ (a)	150,000	153,024

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	200,000	201,448

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	90,000	92,047

Spirit Master Funding LLC Series 2014-3A, Class A, 5.74%, 3/20/2042 (a)	148,053	154,715

US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	19,925	22,581

Vericrest Opportunity Loan Trust Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 (a) (c)	200,000	200,898

Total Asset-Backed Securities (Cost $4,105,945)		4,203,744

Collateralized Mortgage Obligations — 6.2%

FHLMC, REMIC Series 4281, Class BC, 4.50%, 12/15/2043 (h)	254,834	279,338

FNMA, REMIC

Series 2003-7, Class FA, 2.90%, 2/25/2033 (h)	188,865	190,794

Series 2013-108, Class GU, 3.00%, 10/25/2033	545,000	573,306

Series 2005-110, Class TY, 5.50%, 12/25/2035	100,000	114,506

Series 2007-89, Class F, 2.73%, 9/25/2037 (h)	207,920	209,730

GNMA

Series 2010-H24, Class FA, 2.73%, 10/20/2060 (h)	116,260	115,864

Series 2014-H03, Class FA, 2.98%, 1/20/2064 (h)	141,908	142,292

Series 2015-H05, Class FC, 2.86%, 2/20/2065 (h)	363,095	363,095

Total Collateralized Mortgage Obligations (Cost $1,918,688)		1,988,925

Commercial Mortgage-Backed Securities — 6.2%

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ08, Class A2, 2.36%, 8/25/2022	72,882	73,630

Series K088, Class A2, 3.69%, 1/25/2029	350,000	397,458

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

FNMA ACES Series 2017-M3, Class A2, 2.57%, 12/25/2026 (h)	350,000	361,520

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.50%, 7/25/2022 (a) (h)	180,000	184,523

Series 2015-K44, Class B, 3.81%, 1/25/2048 (a) (h)	200,000	210,429

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (h)	100,000	105,011

Series 2015-K50, Class B, 3.91%, 10/25/2048 (a) (h)	200,000	211,895

Series 2015-K51, Class B, 4.09%, 10/25/2048 (a) (h)	150,000	158,861

Series 2016-K52, Class B, 4.06%, 1/25/2049 (a) (h)	250,000	267,536

Total Commercial Mortgage-Backed Securities (Cost $1,875,126)		1,970,863

	SHARES
Preferred Stocks — 0.0% (d)

Internet & Direct Marketing Retail — 0.0% (d)

MYT Holding Co. (Preference), 10.00%, 6/7/2029 (a) (Cost $3,213)	3,382	3,179

	PRINCIPAL AMOUNT ($)
Convertible Bonds — 0.0% (d)

Media — 0.0% (d)

DISH Network Corp. 3.38%, 8/15/2026 (Cost $1,712)	2,000	1,840

	SHARES
Short-Term Investments — 16.5%

Investment Companies — 5.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (i) (j) (Cost $1,751,366)	1,751,366	1,751,366

	PRINCIPAL AMOUNT
U.S. Treasury Obligations — 11.0%

U.S. Treasury Bills 2.01%, 11/14/2019 (g)	3,550,000	3,536,279

Total Short-Term Investments (Cost $5,286,786)		5,287,645

Total Investments — 100.8% (Cost $30,855,970)		32,324,153

Liabilities in Excess of Other Assets — (0.8)%		(245,903)

NET ASSETS — 100.0%		32,078,250

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	The rate shown is the effective yield as of August 31, 2019.
(h)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Futures contracts outstanding as of August 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	4	12/2019	USD	864,438	(164)
U.S. Treasury 5 Year Note	38	12/2019	USD	4,560,000	5,303
U.S. Treasury 10 Year Ultra Note	5	12/2019	USD	722,578	2,098
U.S. Treasury Long Bond	2	12/2019	USD	330,875	1,370
U.S. Treasury Ultra Bond	2	12/2019	USD	395,312	2,558

					11,165

Short Contracts
U.S. Treasury 10 Year Note	(4)	12/2019	USD	(527,125)	(665)

					(665)

					10,500

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.2%

Aerospace & Defense — 3.2%

Boeing Co. (The)

2.70%, 5/1/2022	122,000	124,496

3.10%, 5/1/2026	58,000	61,325

3.60%, 5/1/2034	40,000	44,229

L3Harris Technologies, Inc. 4.40%, 6/15/2028 (a)	28,000	31,750

Lockheed Martin Corp.

3.55%, 1/15/2026	34,000	36,882

4.09%, 9/15/2052	76,000	91,525

Northrop Grumman Corp.

3.25%, 1/15/2028	22,000	23,370

4.03%, 10/15/2047	97,000	112,306

Precision Castparts Corp. 3.25%, 6/15/2025	24,000	25,287

Rockwell Collins, Inc. 3.50%, 3/15/2027	101,000	108,776

United Technologies Corp.

3.10%, 6/1/2022	80,000	82,576

4.13%, 11/16/2028	30,000	34,329

4.45%, 11/16/2038	40,000	48,585

4.50%, 6/1/2042	20,000	24,126

3.75%, 11/1/2046	70,000	77,716

		927,278

Automobiles — 0.6%

General Motors Co.

4.88%, 10/2/2023	113,000	121,554

5.00%, 10/1/2028	26,000	27,948

5.00%, 4/1/2035	30,000	30,841

		180,343

Banks — 16.7%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (b)	380,000	380,626

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	331,000	339,688

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	110,000	119,291

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (b)	150,000	158,299

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	110,000	128,271

Bank of Nova Scotia (The) (Canada) 2.70%, 3/7/2022	80,000	81,508

Canadian Imperial Bank of Commerce (Canada) 3.10%, 4/2/2024	180,000	186,790

Citigroup, Inc. 2.90%, 12/8/2021	50,000	50,869

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	225,000	228,866

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (b)	50,000	52,240

3.20%, 10/21/2026	225,000	234,799

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	58,000	62,182

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	20,000	22,224

4.65%, 7/23/2048	50,000	62,777

Citizens Financial Group, Inc. 4.30%, 12/3/2025	124,000	133,988

Cooperatieve Rabobank UA (Netherlands)

4.50%, 1/11/2021	28,000	28,932

3.88%, 2/8/2022	59,000	61,619

5.25%, 5/24/2041	10,000	13,727

HSBC Holdings plc (United Kingdom)

5.10%, 4/5/2021	110,000	114,823

4.00%, 3/30/2022	131,000	137,444

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (b)	200,000	214,754

Huntington Bancshares, Inc.

2.30%, 1/14/2022	180,000	180,848

2.63%, 8/6/2024	45,000	45,877

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	100,000	101,209

3.76%, 7/26/2023	66,000	69,897

3.68%, 2/22/2027	31,000	33,598

3.96%, 3/2/2028	39,000	43,426
PNC Financial Services Group, Inc. (The)

3.90%, 4/29/2024	13,000	14,009

3.15%, 5/19/2027	23,000	24,467

Regions Financial Corp. 3.20%, 2/8/2021	59,000	59,800

Royal Bank of Scotland Group plc (United Kingdom)

6.13%, 12/15/2022	39,000	42,190

6.00%, 12/19/2023	35,000	38,118

5.13%, 5/28/2024	101,000	106,903

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	80,000	81,420

2.63%, 7/14/2026	70,000	70,713

3.36%, 7/12/2027	59,000	62,919

SunTrust Bank 2.45%, 8/1/2022	40,000	40,470

US Bancorp

Series V, 2.63%, 1/24/2022	46,000	46,762

Series V, 2.38%, 7/22/2026	42,000	42,782

Series X, 3.15%, 4/27/2027	39,000	41,777

Wells Fargo & Co.

2.10%, 7/26/2021	100,000	100,084

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

2.63%, 7/22/2022	80,000	81,361

3.75%, 1/24/2024	40,000	42,599

3.00%, 10/23/2026	143,000	148,634

4.30%, 7/22/2027	70,000	77,530

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	141,000	151,208

3.90%, 5/1/2045	20,000	23,409

4.75%, 12/7/2046	50,000	61,338

Westpac Banking Corp. (Australia)

2.75%, 1/11/2023	70,000	71,888

2.85%, 5/13/2026	167,000	174,075

		4,893,028

Beverages — 2.1%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	50,000	53,728

4.90%, 2/1/2046	104,000	124,262

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	40,000	44,345

4.90%, 1/23/2031	25,000	29,940

4.60%, 4/15/2048	97,000	112,760

4.44%, 10/6/2048	30,000	33,874

Keurig Dr Pepper, Inc.

4.06%, 5/25/2023	102,000	108,319

4.60%, 5/25/2028	40,000	45,190

Molson Coors Brewing Co. 4.20%, 7/15/2046	20,000	20,357

PepsiCo, Inc. 3.45%, 10/6/2046	30,000	33,126

		605,901

Biotechnology — 2.0%

AbbVie, Inc.

2.90%, 11/6/2022	160,000	162,853

3.60%, 5/14/2025	50,000	52,138

4.25%, 11/14/2028	95,000	103,334

4.70%, 5/14/2045	50,000	54,031

Celgene Corp.

3.90%, 2/20/2028	40,000	44,439

4.35%, 11/15/2047	70,000	84,521

Gilead Sciences, Inc. 4.15%, 3/1/2047	63,000	71,277

		572,593

Capital Markets — 7.7%

Bank of New York Mellon Corp. (The)

3.55%, 9/23/2021	99,000	101,952

2.20%, 8/16/2023	60,000	60,466

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.07%), 3.44%, 2/7/2028 (b)	112,000	120,158

CME Group, Inc. 3.00%, 3/15/2025	82,000	86,374

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	264,725

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	40,000	40,075

5.75%, 1/24/2022	291,000	315,074

4.00%, 3/3/2024	188,000	202,185

3.85%, 1/26/2027	73,000	77,952

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (b)	63,000	69,685

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	138,000	152,958

Morgan Stanley

2.63%, 11/17/2021	230,000	232,409

2.75%, 5/19/2022	182,000	185,127

3.70%, 10/23/2024	50,000	53,410

3.63%, 1/20/2027	70,000	74,892

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	100,000	108,217

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	110,000	122,890

		2,268,549

Chemicals — 1.3%

Dow Chemical Co. (The) 3.50%, 10/1/2024	55,000	57,669

DuPont de Nemours, Inc.

4.21%, 11/15/2023	164,000	176,682

4.73%, 11/15/2028	80,000	92,513

Eastman Chemical Co. 4.65%, 10/15/2044	21,000	22,924

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	36,000	36,557

		386,345

Commercial Services & Supplies — 0.7%

Waste Management, Inc.

3.20%, 6/15/2026	80,000	85,126

3.45%, 6/15/2029	55,000	60,237

4.15%, 7/15/2049	50,000	59,204

		204,567

Communications Equipment — 0.4%

Cisco Systems, Inc. 2.50%, 9/20/2026	110,000	114,117

Consumer Finance — 2.2%

American Express Co. 3.70%, 8/3/2023	60,000	63,593

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Avolon Holdings Funding Ltd. (Ireland)

3.95%, 7/1/2024 (a)	21,000	21,613

4.38%, 5/1/2026 (a)	20,000	20,766

Capital One Financial Corp.

3.30%, 10/30/2024	67,000	69,453

3.80%, 1/31/2028	40,000	42,645

Discover Financial Services 4.10%, 2/9/2027	45,000	48,450

General Motors Financial Co., Inc.

3.20%, 7/6/2021	154,000	155,918

4.35%, 1/17/2027	36,000	37,306

John Deere Capital Corp.

2.80%, 3/6/2023	104,000	107,026

2.60%, 3/7/2024	60,000	61,559

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	20,000	21,628

		649,957

Containers & Packaging — 0.4%

International Paper Co. 4.40%, 8/15/2047	40,000	42,653

WRKCo, Inc. 4.65%, 3/15/2026	54,000	59,696

		102,349

Diversified Financial Services — 1.2%

Berkshire Hathaway, Inc. 3.13%, 3/15/2026	30,000	31,803

GE Capital International Funding Co. Unlimited Co.

2.34%, 11/15/2020	200,000	198,879

ORIX Corp. (Japan) 2.90%, 7/18/2022	10,000	10,215

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	22,000	23,389

4.13%, 5/11/2035	50,000	58,318

4.38%, 5/11/2045	34,000	41,658

		364,262

Diversified Telecommunication Services — 3.3%

AT&T, Inc.

3.00%, 6/30/2022	149,000	152,334

3.40%, 5/15/2025	49,000	51,466

4.30%, 2/15/2030	16,000	17,767

5.25%, 3/1/2037	25,000	29,718

4.90%, 8/15/2037	20,000	22,881

4.35%, 6/15/2045	20,000	21,402

4.50%, 3/9/2048	170,000	185,559

Verizon Communications, Inc.

3.38%, 2/15/2025	7,000	7,433

4.33%, 9/21/2028	52,000	59,731

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

4.02%, 12/3/2029 (a)	40,000	45,180

4.40%, 11/1/2034	20,000	23,168

4.27%, 1/15/2036	210,000	241,109

4.52%, 9/15/2048	100,000	120,426

		978,174

Electric Utilities — 4.9%

Duke Energy Corp.

3.75%, 4/15/2024	210,000	223,190

2.65%, 9/1/2026	18,000	18,216

3.75%, 9/1/2046	130,000	136,883

Emera US Finance LP (Canada) 4.75%, 6/15/2046	98,000	116,172

Entergy Louisiana LLC 4.00%, 3/15/2033	173,000	200,780

Exelon Corp. 4.45%, 4/15/2046	84,000	97,250

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	119,000	127,836

Series C, 4.85%, 7/15/2047	30,000	36,434

Florida Power & Light Co. 3.95%, 3/1/2048	30,000	35,336

Fortis, Inc. (Canada) 3.06%, 10/4/2026	62,000	63,479

Indiana Michigan Power Co. 4.25%, 8/15/2048	20,000	24,245

NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/2024	30,000	31,250

Ohio Power Co. 4.00%, 6/1/2049	20,000	23,312

Southern California Edison Co. Series C, 3.60%, 2/1/2045	64,000	66,570

Southern Co. (The)

2.35%, 7/1/2021	44,000	44,126

3.25%, 7/1/2026	24,000	24,854

4.40%, 7/1/2046	54,000	60,991

Virginia Electric & Power Co.

Series A, 3.15%, 1/15/2026	17,000	17,925

Series A, 3.50%, 3/15/2027	43,000	46,356

4.60%, 12/1/2048	30,000	37,939

		1,433,144

Electrical Equipment — 0.2%

Eaton Corp. 2.75%, 11/2/2022	53,000	54,045

Energy Equipment & Services — 0.9%

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	101,000	98,595

Halliburton Co. 5.00%, 11/15/2045	50,000	55,998

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	20,000	21,149

3.90%, 5/17/2028 (a)	70,000	74,596

		250,338

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Entertainment — 0.1%

TWDC Enterprises 18 Corp. 4.13%, 6/1/2044	30,000	36,467

Equity Real Estate Investment Trusts (REITs) — 3.1%

American Tower Corp.

3.38%, 10/15/2026	110,000	115,155

3.55%, 7/15/2027	158,000	167,997

Boston Properties LP 4.50%, 12/1/2028	60,000	69,327

HCP, Inc. 4.00%, 6/1/2025	50,000	53,520

Simon Property Group LP

3.38%, 10/1/2024	60,000	63,737

3.30%, 1/15/2026	80,000	84,562

UDR, Inc. 3.00%, 8/15/2031	20,000	20,375

Welltower, Inc.

3.63%, 3/15/2024	140,000	147,488

4.00%, 6/1/2025	140,000	150,372

3.10%, 1/15/2030	35,000	35,618

		908,151

Food & Staples Retailing — 0.6%

Kroger Co. (The) 4.45%, 2/1/2047	20,000	20,928

Walmart, Inc.

3.05%, 7/8/2026	85,000	90,841

3.70%, 6/26/2028	25,000	28,083

4.05%, 6/29/2048	39,000	48,561

		188,413

Food Products — 0.5%

Kraft Heinz Foods Co.

3.50%, 6/6/2022	12,000	12,284

3.95%, 7/15/2025	22,000	22,829

4.38%, 6/1/2046	99,000	95,137

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	23,000	25,352

		155,602

Gas Utilities — 0.1%

Atmos Energy Corp. 4.13%, 10/15/2044	31,000	36,200

Health Care Equipment & Supplies — 2.1%

Abbott Laboratories 3.75%, 11/30/2026	80,000	88,031

Becton Dickinson and Co.

2.89%, 6/6/2022	90,000	91,484

3.70%, 6/6/2027	48,000	51,422

4.69%, 12/15/2044	55,000	65,213

Boston Scientific Corp.

4.00%, 3/1/2028	189,000	208,040

4.55%, 3/1/2039	20,000	24,007

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Equipment & Supplies — continued

Medtronic, Inc. 4.38%, 3/15/2035	72,000	87,109

		615,306

Health Care Providers & Services — 4.3%

Aetna, Inc.

2.80%, 6/15/2023	215,000	218,427

3.88%, 8/15/2047	20,000	19,953

Anthem, Inc.

3.65%, 12/1/2027	31,000	32,891

4.65%, 8/15/2044	116,000	133,412

Cigna Corp.

4.80%, 8/15/2038	68,000	78,618

4.90%, 12/15/2048	20,000	23,668

CVS Health Corp.

3.35%, 3/9/2021	55,000	56,003

2.63%, 8/15/2024	10,000	10,057

4.10%, 3/25/2025	129,000	138,008

4.30%, 3/25/2028	46,000	50,211

3.25%, 8/15/2029	20,000	20,271

5.05%, 3/25/2048	136,000	158,462

HCA, Inc.

4.50%, 2/15/2027	40,000	43,367

5.25%, 6/15/2049	110,000	122,803

UnitedHealth Group, Inc.

3.75%, 7/15/2025	68,000	73,861

4.25%, 3/15/2043	70,000	81,025

		1,261,037

Hotels, Restaurants & Leisure — 0.8%

McDonald’s Corp.

3.70%, 1/30/2026	112,000	121,395

3.80%, 4/1/2028	33,000	36,582

4.88%, 12/9/2045	70,000	86,298

		244,275

Household Durables — 0.1%

Newell Brands, Inc. 4.20%, 4/1/2026	32,000	33,182

Independent Power and Renewable Electricity Producers — 0.1%

NRG Energy, Inc. 4.45%, 6/15/2029 (a)	20,000	21,016

Industrial Conglomerates — 2.1%

General Electric Co.

4.63%, 1/7/2021	100,000	102,261

4.65%, 10/17/2021	60,000	62,145

2.70%, 10/9/2022	160,000	158,959

6.75%, 3/15/2032	31,000	38,020

5.88%, 1/14/2038	41,000	47,355

4.13%, 10/9/2042	90,000	86,280

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Industrial Conglomerates — continued

Honeywell International, Inc. 2.30%, 8/15/2024	45,000	45,977

Roper Technologies, Inc. 4.20%, 9/15/2028	69,000	76,632

		617,629

Insurance — 1.6%

American International Group, Inc.

3.90%, 4/1/2026	28,000	30,059

4.50%, 7/16/2044	79,000	90,311

Athene Holding Ltd. 4.13%, 1/12/2028	84,000	85,940

Berkshire Hathaway Finance Corp.

4.20%, 8/15/2048	90,000	108,146

4.25%, 1/15/2049	20,000	24,503

Marsh & McLennan Cos., Inc. 4.38%, 3/15/2029	30,000	34,463

MetLife, Inc. 4.13%, 8/13/2042	20,000	22,947

New York Life Global Funding 2.88%, 4/10/2024 (a)	60,000	62,182

Prudential Financial, Inc. 3.91%, 12/7/2047	20,000	22,271

		480,822

Internet & Direct Marketing Retail — 0.6%

Amazon.com, Inc.

3.88%, 8/22/2037	140,000	162,555

4.05%, 8/22/2047	10,000	12,272

		174,827

IT Services — 2.0%

Fidelity National Information Services, Inc.

3.75%, 5/21/2029	45,000	49,352

Global Payments, Inc.

3.20%, 8/15/2029	70,000	71,732

4.15%, 8/15/2049	50,000	52,897

International Business Machines Corp.

2.80%, 5/13/2021	145,000	146,882

2.85%, 5/13/2022	100,000	102,288

3.00%, 5/15/2024	100,000	103,993

Mastercard, Inc.

2.95%, 6/1/2029	35,000	37,446

3.65%, 6/1/2049	20,000	23,234

		587,824

Life Sciences Tools & Services — 0.3%

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	70,000	72,009

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Machinery — 0.1%

Illinois Tool Works, Inc. 2.65%, 11/15/2026	28,000	29,142

Media — 3.2%

Charter Communications Operating LLC

4.46%, 7/23/2022	88,000	92,982

6.48%, 10/23/2045	63,000	77,902

Comcast Corp.

3.70%, 4/15/2024	167,000	178,861

3.95%, 10/15/2025	78,000	85,405

4.15%, 10/15/2028	74,000	83,957

3.90%, 3/1/2038	20,000	22,426

4.60%, 10/15/2038	178,000	215,441

4.70%, 10/15/2048	38,000	47,545

Cox Communications, Inc. 3.50%, 8/15/2027 (a)	70,000	73,810

Time Warner Cable LLC 6.75%, 6/15/2039	48,000	59,039

		937,368

Metals & Mining — 0.6%

Glencore Funding LLC (Switzerland) 4.00%, 3/27/2027 (a)	120,000	124,062

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	40,000	46,070

		170,132

Multi-Utilities — 1.2%

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	80,000	97,011

3.80%, 7/15/2048	38,000	42,229

4.45%, 1/15/2049	49,000	59,907

Dominion Energy, Inc.

3.07%, 8/15/2024 (c)	32,000	32,902

3.90%, 10/1/2025	17,000	18,327

NiSource, Inc. 2.95%, 9/1/2029	35,000	35,783

San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	30,000	34,837

Sempra Energy 3.80%, 2/1/2038	38,000	39,884

		360,880

Oil, Gas & Consumable Fuels — 7.6%

Andeavor Logistics LP 4.25%, 12/1/2027	28,000	29,631

BP Capital Markets America, Inc. 3.41%, 2/11/2026	95,000	101,059

BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	80,000	84,796

Canadian Natural Resources Ltd. (Canada)

2.95%, 1/15/2023	125,000	126,990

3.85%, 6/1/2027	29,000	30,717

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	60,000	65,102

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	61,000	67,613

Energy Transfer Operating LP

7.50%, 10/15/2020	130,000	136,978

4.75%, 1/15/2026	22,000	24,060

4.95%, 6/15/2028	32,000	35,797

Enterprise Products Operating LLC

3.13%, 7/31/2029	20,000	20,715

5.10%, 2/15/2045	43,000	51,491

4.80%, 2/1/2049	34,000	39,948

4.20%, 1/31/2050	15,000	16,318

EOG Resources, Inc. 2.63%, 3/15/2023	70,000	71,424

EQM Midstream Partners LP 4.75%, 7/15/2023	118,000	118,965

Kinder Morgan, Inc.

4.30%, 6/1/2025	13,000	14,110

5.55%, 6/1/2045	63,000	75,602

Marathon Petroleum Corp. 4.75%, 9/15/2044	37,000	39,887

MPLX LP

4.00%, 3/15/2028	34,000	35,641

4.50%, 4/15/2038	60,000	62,255

Noble Energy, Inc.

5.25%, 11/15/2043	100,000	113,371

5.05%, 11/15/2044	20,000	22,231

Occidental Petroleum Corp.

2.70%, 8/15/2022	170,000	171,673

2.90%, 8/15/2024	185,000	186,730

3.00%, 2/15/2027	25,000	24,868

3.50%, 8/15/2029	41,000	41,772

Phillips 66

4.30%, 4/1/2022	64,000	67,644

4.65%, 11/15/2034	50,000	58,016

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	30,000	33,047

Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047	112,000	124,922

TransCanada PipeLines Ltd. (Canada) 4.63%, 3/1/2034	101,000	115,469

Williams Cos., Inc. (The) 3.75%, 6/15/2027	16,000	16,699

		2,225,541

Pharmaceuticals — 5.3%

Allergan Funding SCS 3.45%, 3/15/2022	50,000	51,347

AstraZeneca plc (United Kingdom) 4.38%, 11/16/2045	50,000	59,779

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pharmaceuticals — continued

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (a)	54,000	55,988

3.40%, 7/26/2029 (a)	30,000	32,476

4.25%, 10/26/2049 (a)	100,000	120,285

Eli Lilly & Co.

3.38%, 3/15/2029	30,000	32,956

3.88%, 3/15/2039	40,000	46,530

3.95%, 3/15/2049	55,000	64,373

Merck & Co., Inc.

2.75%, 2/10/2025	50,000	52,060

3.40%, 3/7/2029	30,000	33,031

Novartis Capital Corp. (Switzerland)

3.40%, 5/6/2024	59,000	63,090

3.00%, 11/20/2025	50,000	53,005

4.40%, 5/6/2044	43,000	53,819

Pfizer, Inc.

3.00%, 12/15/2026	40,000	42,322

4.00%, 12/15/2036	40,000	46,482

4.40%, 5/15/2044	20,000	24,364

4.13%, 12/15/2046	62,000	74,238

4.00%, 3/15/2049	10,000	11,774

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	275,000	275,853

3.20%, 9/23/2026	221,000	229,864

Zoetis, Inc.

3.00%, 9/12/2027	80,000	83,100

4.70%, 2/1/2043	40,000	48,684

		1,555,420

Road & Rail — 2.4%

Burlington Northern Santa Fe LLC

4.90%, 4/1/2044	76,000	97,497

4.55%, 9/1/2044	25,000	30,484

4.15%, 4/1/2045	51,000	59,863

CSX Corp.

3.25%, 6/1/2027	124,000	131,646

4.10%, 3/15/2044	20,000	22,334

4.30%, 3/1/2048	77,000	89,553

Norfolk Southern Corp. 4.15%, 2/28/2048	90,000	105,509

Union Pacific Corp.

3.95%, 9/10/2028	21,000	23,619

3.70%, 3/1/2029	30,000	33,339

4.38%, 9/10/2038	41,000	48,439

4.30%, 3/1/2049	50,000	59,573

		701,856

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — 0.7%

Analog Devices, Inc. 3.50%, 12/5/2026	14,000	14,757

Broadcom Corp.

3.00%, 1/15/2022	54,000	54,438

3.88%, 1/15/2027	92,000	92,063

QUALCOMM, Inc. 4.30%, 5/20/2047	40,000	45,392

		206,650

Software — 2.7%

Microsoft Corp.

2.88%, 2/6/2024	131,000	137,165

3.30%, 2/6/2027	30,000	32,801

3.45%, 8/8/2036	20,000	22,474

4.10%, 2/6/2037	150,000	180,857

3.70%, 8/8/2046	76,000	89,478

Oracle Corp.

1.90%, 9/15/2021	65,000	64,970

2.65%, 7/15/2026	46,000	47,126

3.25%, 11/15/2027	53,000	56,799

3.80%, 11/15/2037	40,000	44,606

4.00%, 7/15/2046	94,000	107,252

4.00%, 11/15/2047	10,000	11,448

		794,976

Specialty Retail — 0.9%

Home Depot, Inc. (The)

4.20%, 4/1/2043	20,000	23,827

4.25%, 4/1/2046	31,000	37,720

3.50%, 9/15/2056	20,000	21,775

Lowe’s Cos., Inc.

3.10%, 5/3/2027	40,000	41,839

3.70%, 4/15/2046	80,000	81,670

4.05%, 5/3/2047	57,000	61,966

		268,797

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.

2.40%, 5/3/2023	77,000	78,631

3.25%, 2/23/2026	120,000	128,493

2.90%, 9/12/2027	71,000	74,622

4.65%, 2/23/2046	107,000	136,846

		418,592

Thrifts & Mortgage Finance — 0.7%

Nationwide Building Society (United Kingdom) (ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (b)	200,000	204,358

Investments	Principal Amount ($)	Value ($)

Tobacco — 2.3%

Altria Group, Inc.

4.80%, 2/14/2029	70,000	79,265

5.80%, 2/14/2039	20,000	24,679

5.38%, 1/31/2044	80,000	94,640

5.95%, 2/14/2049	20,000	25,678

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	150,000	150,967

Philip Morris International, Inc.

3.38%, 8/15/2029	50,000	52,462

3.88%, 8/21/2042	40,000	41,083

4.25%, 11/10/2044	20,000	21,948

Reynolds American, Inc. (United Kingdom)

4.00%, 6/12/2022	123,000	128,552

4.45%, 6/12/2025	58,000	62,806

		682,080

Trading Companies & Distributors — 0.9%

Air Lease Corp. 3.00%, 9/15/2023	247,000	251,396

Wireless Telecommunication Services — 1.0%

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	130,000	137,527

4.38%, 5/30/2028	70,000	78,527

5.25%, 5/30/2048	70,000	83,790

		299,844

Total Corporate Bonds (Cost $25,923,649)		28,524,782

U.S. Treasury Obligations — 1.1%

U.S. Treasury Bonds

3.00%, 2/15/2049	180,000	221,751

2.88%, 5/15/2049	10,000	12,050

U.S. Treasury Notes

2.25%, 4/30/2024	32,500	33,723

2.38%, 5/15/2029	63,000	67,922

Total U.S. Treasury Obligations (Cost $307,614)		335,446

Asset-Backed Securities — 0.2%

Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	28,464	29,741

American Airlines Pass-Through Trust Series 2019-1, Class AA, 3.15%, 2/15/2032	20,000	21,140

Total Asset-Backed Securities (Cost $47,578)		50,881

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (d) (e) (Cost $298,084)	298,084	298,084

Total Investments — 99.5% (Cost $26,576,925)		29,209,193

Other Assets Less Liabilities — 0.5%		135,730

NET ASSETS — 100.0%		29,344,923

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of August 31, 2019.

Futures contracts outstanding as of August 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	5	12/2019	USD	1,080,547	(174)
U.S. Treasury Long Bond	3	12/2019	USD	496,312	2,056

					1,882

Short Contracts
U.S. Treasury 5 Year Note	(1)	12/2019	USD	(120,000)	(143)
U.S. Treasury 10 Year Note	(6)	12/2019	USD	(790,688)	(998)
U.S. Treasury 10 Year Ultra Note	(2)	12/2019	USD	(289,031)	(911)
U.S. Treasury Ultra Bond	(1)	12/2019	USD	(197,656)	(1,307)

					(3,359)

					(1,477)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — 45.6%

Argentina — 0.1%

Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023 (a)	280,000	86,800

Australia — 0.7%

Australia & New Zealand Banking Group Ltd. 0.25%, 11/29/2022	EUR 350,000	394,207

Commonwealth Bank of Australia 0.38%, 4/24/2023 (a)	EUR 390,000	442,062

National Australia Bank Ltd. 0.88%, 11/16/2022 (a)	EUR 276,000	316,817

Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)	EUR 150,000	182,626

Westpac Banking Corp. (USD ICE Swap Rate 5 Year + 2.00%), 4.11%, 7/24/2034 (b)	75,000	78,956

		1,414,668

Azerbaijan — 0.1%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)	260,000	272,431

Bahrain — 0.1%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)	200,000	200,500

Belgium — 0.5%

Anheuser-Busch Cos. LLC

4.70%, 2/1/2036	20,000	23,280

4.90%, 2/1/2046	35,000	41,819

Anheuser-Busch InBev Worldwide, Inc.

4.15%, 1/23/2025	160,000	175,203

4.75%, 1/23/2029	375,000	438,270

4.90%, 1/23/2031	95,000	113,772

Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (b) (c) (d)	EUR 100,000	126,802

		919,146

Brazil — 0.9%

Braskem America Finance Co. 7.13%, 7/22/2041 (a)	240,000	285,600

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (e)	200,000	230,020

JSL Europe SA 7.75%, 7/26/2024 (a)	200,000	206,425

Klabin Austria GmbH 7.00%, 4/3/2049 (a)	265,000	285,418

Petrobras Global Finance BV

6.00%, 1/27/2028	155,000	169,763

6.90%, 3/19/2049	330,000	372,859

Votorantim Cimentos International SA 7.25%, 4/5/2041 (a)	200,000	247,813

		1,797,898

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Canada — 0.8%

1011778 BC ULC

4.25%, 5/15/2024 (e)	25,000	25,806

5.00%, 10/15/2025 (e)	15,000	15,488

Advanz Pharma Corp. 8.00%, 9/6/2024	45,000	43,650

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (e)	13,000	13,439

Bombardier, Inc.

6.00%, 10/15/2022 (e)	10,000	9,925

7.50%, 12/1/2024 (e)	35,000	34,872

7.50%, 3/15/2025 (e)	28,000	27,265

7.88%, 4/15/2027 (e)	67,000	64,906

Emera US Finance LP 3.55%, 6/15/2026	216,000	227,967

Encana Corp.

6.50%, 8/15/2034	100,000	122,164

6.50%, 2/1/2038	25,000	30,458

Garda World Security Corp. 8.75%, 5/15/2025 (e)	99,000	102,122

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (e)	36,000	37,440

Hudbay Minerals, Inc. 7.25%, 1/15/2023 (e)	20,000	20,647

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (e)	16,000	16,600

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (e)	39,000	34,417

Mattamy Group Corp. 6.50%, 10/1/2025 (e)	16,000	16,960

MEG Energy Corp.

6.38%, 1/30/2023 (e)	178,000	168,210

6.50%, 1/15/2025 (e)	25,000	25,125

NOVA Chemicals Corp.

4.88%, 6/1/2024 (e)	80,000	82,100

5.00%, 5/1/2025 (e)	19,000	19,427

5.25%, 6/1/2027 (e)	45,000	46,969

Open Text Corp. 5.88%, 6/1/2026 (e)	40,000	42,748

Precision Drilling Corp.

7.75%, 12/15/2023	65,000	64,188

7.13%, 1/15/2026 (e)	6,000	5,355

Quebecor Media, Inc. 5.75%, 1/15/2023	32,000	34,651

Stars Group Holdings BV 7.00%, 7/15/2026 (e)	14,000	14,858

TransCanada PipeLines Ltd. 5.10%, 3/15/2049	12,000	14,660

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

Canada — continued

Videotron Ltd.

5.38%, 6/15/2024 (e)	65,000	70,200

5.13%, 4/15/2027 (e)	40,000	42,100

		1,474,717

China — 0.3%

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (a)	200,000	190,063

New Metro Global Ltd. 6.50%, 4/23/2021 (a)	200,000	187,230

Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (a) (b) (c) (d)	200,000	173,750

		551,043

Denmark — 0.3%

Danske Bank A/S 5.00%, 1/12/2022 (e)	200,000	210,932

DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR 100,000	118,417

TDC A/S 5.00%, 3/2/2022 (f)	EUR 200,000	243,868

		573,217

Finland — 0.1%

Nokia OYJ

2.00%, 3/15/2024 (a)	EUR 100,000	117,578

4.38%, 6/12/2027	40,000	41,500

		159,078

France — 2.7%

Altice France SA

5.63%, 5/15/2024 (a)	EUR 90,000	102,376

7.38%, 5/1/2026 (e)	200,000	213,500

BPCE SA

3.00%, 5/22/2022 (e)	250,000	254,210

5.15%, 7/21/2024 (e)	600,000	658,822

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (b)	EUR 200,000	238,432

Burger King France SAS 6.00%, 5/1/2024 (a)	EUR 100,000	116,955

Casino Guichard Perrachon SA 4.56%, 1/25/2023 (a) (f)	EUR 100,000	101,004

Constantin Investissement 3 SASU 5.38%, 4/15/2025 (a)	EUR 100,000	113,477

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

France — continued

Credit Agricole SA

(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a) (b) (c) (d)	EUR 300,000	356,092

2.38%, 7/1/2021 (e)	250,000	251,138

3.25%, 10/4/2024 (e)	376,000	388,845

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (c) (d) (e)	200,000	233,184

Elis SA 1.88%, 2/15/2023 (a)	EUR 300,000	347,371

Europcar Mobility Group 4.13%, 11/15/2024 (a)	EUR 100,000	115,429

Faurecia SE 3.63%, 6/15/2023 (a)	EUR 100,000	112,033

La Financiere Atalian SASU 4.00%, 5/15/2024 (a)	EUR 200,000	153,612

Loxam SAS 4.25%, 4/15/2024 (a)	EUR 150,000	171,944

Orano SA

4.38%, 11/6/2019 (a)	EUR 50,000	55,364

3.13%, 3/20/2023 (a)	EUR 300,000	357,741

Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (a) (b)	EUR 100,000	107,674

Rexel SA 2.63%, 6/15/2024 (a)	EUR 300,000	337,546

SPIE SA 3.13%, 3/22/2024 (a)	EUR 200,000	241,498

TOTAL SA (EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a) (b) (c) (d)	EUR 100,000	120,346

Vallourec SA 2.25%, 9/30/2024 (a)	EUR 100,000	78,836

		5,227,429

Germany — 1.2%

CeramTec BondCo GmbH 5.25%, 12/15/2025 (a)	EUR 200,000	226,657

Deutsche Bank AG 4.25%, 10/14/2021	100,000	101,697

IHO Verwaltungs GmbH 3.75% (cash), 9/15/2026 (a) (g)	EUR 225,000	251,328

K+S AG 3.25%, 7/18/2024 (a)	EUR 100,000	120,328

Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR 225,000	252,573

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR 100,000	114,979

ProGroup AG 3.00%, 3/31/2026 (a)	EUR 125,000	140,301

Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR 250,000	298,356

thyssenkrupp AG

1.38%, 3/3/2022 (a)	EUR 200,000	223,339

2.50%, 2/25/2025 (a)	EUR 100,000	112,731

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

Germany — continued

Unitymedia GmbH 3.75%, 1/15/2027 (a)	EUR 200,000	234,647

Unitymedia Hessen GmbH & Co. KG 3.50%, 1/15/2027 (a)	EUR 100,000	116,775

WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (a)	EUR 100,000	112,378

		2,306,089

Greece — 0.6%

Alpha Bank AE 2.50%, 2/5/2023 (a)	EUR 780,000	907,542

Crystal Almond SARL 10.00%, 11/1/2021 (a)	EUR 79,000	90,157

OTE plc 3.50%, 7/9/2020 (a)	EUR 100,000	112,879

		1,110,578

Guatemala — 0.1%

Comunicaciones Celulares SA 6.88%, 2/6/2024 (a)	200,000	206,563

Hong Kong — 0.2%

Melco Resorts Finance Ltd. 5.63%, 7/17/2027 (e)	200,000	204,437

WTT Investment Ltd. 5.50%, 11/21/2022 (e)	200,000	204,250

		408,687

Indonesia — 0.4%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (e)	230,000	255,300

Pertamina Persero PT 3.65%, 7/30/2029 (e)	400,000	421,855

		677,155

Ireland — 1.0%

AerCap Ireland Capital DAC

4.63%, 7/1/2022	330,000	348,952

3.65%, 7/21/2027	180,000	184,667

Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (a) (b)	EUR 100,000	114,439

Ardagh Packaging Finance plc

4.13%, 5/15/2023 (a)	EUR 100,000	112,349

6.75%, 5/15/2024 (a)	EUR 175,000	202,912

Avolon Holdings Funding Ltd.

3.95%, 7/1/2024 (e)	126,000	129,679

4.38%, 5/1/2026 (e)	60,000	62,298

James Hardie International Finance DAC 4.75%, 1/15/2025 (e)	200,000	205,000

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (e)	129,000	139,501

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Ireland — continued

Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (a)	EUR 350,000	418,844

		1,918,641

Italy — 1.2%

Enel Finance International NV 3.50%, 4/6/2028 (e)	200,000	202,977

EVOCA SpA 7.00%, 10/15/2023 (a)	EUR 200,000	229,350

Leonardo SpA 4.88%, 3/24/2025	EUR 100,000	132,595

Nexi Capital SpA 4.13%, 11/1/2023 (a)	EUR 100,000	113,202

Rossini SARL 6.75%, 10/30/2025 (e)	EUR 250,000	300,125

Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR 250,000	288,501

Telecom Italia Capital SA 6.00%, 9/30/2034	30,000	30,750

Telecom Italia SpA

5.25%, 2/10/2022 (a)	EUR 100,000	123,093

3.25%, 1/16/2023 (a)	EUR 200,000	238,025

3.63%, 1/19/2024 (a)	EUR 225,000	271,028

3.63%, 5/25/2026 (a)	EUR 225,000	270,557

2.38%, 10/12/2027 (a)	EUR 150,000	167,468

		2,367,671

Japan — 0.1%

Sumitomo Mitsui Banking Corp. 0.55%, 11/6/2023 (a)	EUR 230,000	262,341

Kazakhstan — 0.2%

KazMunayGas National Co. JSC 4.75%, 4/19/2027 (a)	355,000	388,193

Kuwait — 0.2%

Kuwait Projects Co. SPC Ltd. 4.50%, 2/23/2027 (a)	270,000	273,797

Luxembourg — 1.2%

Altice Finco SA 4.75%, 1/15/2028 (a)	EUR 225,000	238,050

Altice Luxembourg SA

7.25%, 5/15/2022 (a)	EUR 58,976	66,319

6.25%, 2/15/2025 (a)	EUR 150,000	172,161

8.00%, 5/15/2027 (e)	EUR 123,000	144,739

INEOS Group Holdings SA

5.38%, 8/1/2024 (a)	EUR 100,000	112,933

5.63%, 8/1/2024 (e)	200,000	203,462

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	80,000	72,800

8.00%, 2/15/2024 (e)	110,000	114,537

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

Luxembourg — continued

8.50%, 10/15/2024 (e)	99,000	98,258

9.75%, 7/15/2025 (e)	120,000	123,150

Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (a)	EUR 300,000	333,397

SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (b) (c) (d)	EUR 350,000	411,594

Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (a)	EUR 210,000	253,303

		2,344,703

Mexico — 0.6%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (b) (c) (d) (e)	200,000	197,625

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (e)	200,000	191,500

Cemex SAB de CV 7.75%, 4/16/2026 (e)	200,000	215,500

Petroleos Mexicanos

5.50%, 1/21/2021	200,000	204,194

6.38%, 2/4/2021	260,000	267,280

		1,076,099

Morocco — 0.1%

OCP SA 6.88%, 4/25/2044 (a)	200,000	248,688

Netherlands — 1.0%

ABN AMRO Bank NV

(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (a) (b) (c) (d)	EUR 200,000	229,200

4.75%, 7/28/2025 (e)	200,000	218,064

ING Groep NV (EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (b)	EUR 100,000	120,137

Promontoria Holding 264 BV 6.75%, 8/15/2023 (a)	EUR 100,000	98,464

Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR 225,000	244,442

Sunshine Mid BV 6.50%, 5/15/2026 (e)	EUR 200,000	233,756

UPCB Finance IV Ltd. 4.00%, 1/15/2027 (a)	EUR 270,000	313,064

Ziggo Bond Co. BV 4.63%, 1/15/2025 (a)	EUR 200,000	227,646

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Netherlands — continued

Ziggo BV 4.25%, 1/15/2027 (a)	EUR 200,000	238,981

		1,923,754

Peru — 0.2%

Nexa Resources SA 5.38%, 5/4/2027 (a)	200,000	209,425

Southern Copper Corp. 5.88%, 4/23/2045	140,000	172,156

		381,581

Portugal — 0.2%

EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (a) (b)	EUR 100,000	118,422

EDP Finance BV 2.38%, 3/23/2023 (a)	EUR 200,000	239,525

		357,947

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)	200,000	203,438

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (a)	41,700	42,325

		245,763

Singapore — 0.2%

Oversea-Chinese Banking Corp. Ltd. 0.38%, 3/1/2023 (a)	EUR 390,000	440,991

Spain — 1.4%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)	250,000	281,250

Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027 (a) (b)	EUR 100,000	115,553

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (b) (c) (d)	EUR 200,000	237,120

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (b)	EUR 200,000	233,773

Cellnex Telecom SA 2.88%, 4/18/2025 (a)	EUR 100,000	120,885

Cirsa Finance International SARL 6.25%, 12/20/2023 (e)	EUR 200,000	236,296

eDreams ODIGEO SA 5.50%, 9/1/2023 (e)	EUR 200,000	231,725

Grifols SA 3.20%, 5/1/2025 (a)	EUR 200,000	226,769

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

Spain — continued

Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (b)	EUR 200,000	252,030

Telefonica Europe BV

(EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (a) (b) (c) (d)	EUR 400,000	465,997

(EUR Swap Annual 5 Year + 2.33%), 2.63%, 3/7/2023 (a) (b) (c) (d)	EUR 200,000	223,679

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (b) (c) (d)	EUR 100,000	113,708

		2,738,785

Sweden — 0.7%

Stadshypotek AB Series 1586, 4.50%, 9/21/2022 (a)	SEK 6,000,000	699,160

Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (a)	EUR 225,000	262,804

Verisure Midholding AB 5.75%, 12/1/2023 (a)	EUR 200,000	227,503

Volvo Car AB

3.25%, 5/18/2021 (a)	EUR 100,000	115,536

2.00%, 1/24/2025 (a)	EUR 100,000	112,854

		1,417,857

Switzerland — 1.1%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (b) (c) (d) (e)	650,000	717,259

4.28%, 1/9/2028 (e)	250,000	271,863

Dufry One BV 2.50%, 10/15/2024 (a)	EUR 100,000	113,889

Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a) (f)	GBP 100,000	134,750

UBS Group Funding Switzerland AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (b) (c) (d)	EUR 600,000	721,888

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (c) (d)	200,000	218,915

		2,178,564

Taiwan — 0.1%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)	200,000	208,188

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Turkey — 0.2%

Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (a)	260,000	250,250

Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (a)	210,000	203,831

		454,081

United Arab Emirates — 0.0% (h)

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (e)	79,000	70,335

United Kingdom — 3.1%

Algeco Global Finance plc 6.50%, 2/15/2023 (a)	EUR 200,000	227,798

BAT Capital Corp.

3.56%, 8/15/2027	270,000	276,696

4.39%, 8/15/2037	315,000	317,032

Corral Petroleum Holdings AB 11.75% (cash), 5/15/2021 (a) (g) (i)	EUR 100,000	115,609

CPUK Finance Ltd. 4.25%, 8/28/2022 (a)	GBP 100,000	122,821

EC Finance plc 2.38%, 11/15/2022 (a)	EUR 300,000	335,073

Fiat Chrysler Automobiles NV 3.75%, 3/29/2024 (a)	EUR 100,000	124,779

Fiat Chrysler Finance Europe SA

4.75%, 3/22/2021 (a)	EUR 225,000	265,177

4.75%, 7/15/2022 (a)	EUR 100,000	124,293
HSBC Holdings plc

3.40%, 3/8/2021	280,000	284,479

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (b)	245,000	255,553

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (b) (c) (d)	200,000	207,250

Iceland Bondco plc 4.63%, 3/15/2025 (e)	GBP 100,000	104,715

Lloyds Banking Group plc 4.58%, 12/10/2025	200,000	209,923

Merlin Entertainments plc 2.75%, 3/15/2022 (a)	EUR 100,000	115,977

Nomad Foods Bondco plc 3.25%, 5/15/2024 (a)	EUR 200,000	227,481

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (b) (c) (d)	200,000	211,750

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (b)	235,000	237,827

6.10%, 6/10/2023	30,000	32,536

Santander UK Group Holdings plc 3.57%, 1/10/2023	400,000	407,387

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United Kingdom — continued

Sky Ltd.

1.50%, 9/15/2021 (a)	EUR 200,000	227,719

2.25%, 11/17/2025 (a)	EUR 200,000	250,889

Standard Chartered plc (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (b) (c) (d) (e)	200,000	214,000

Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (a)	EUR 200,000	229,133

Tesco Corporate Treasury Services plc 2.13%, 11/12/2020 (a)	EUR 100,000	112,146

Virgin Media Finance plc 4.50%, 1/15/2025 (a)	EUR 200,000	226,954

Virgin Media Secured Finance plc 5.50%, 8/15/2026 (e)	200,000	209,250

Vodafone Group plc

4.38%, 5/30/2028	245,000	274,845

4.88%, 6/19/2049	121,000	139,764

		6,088,856

United States — 23.6%

Abbott Ireland Financing DAC 1.50%, 9/27/2026 (a)	EUR 200,000	241,566

AbbVie, Inc. 4.45%, 5/14/2046	50,000	52,535

Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	54,000	55,755

ACCO Brands Corp. 5.25%, 12/15/2024 (e)	120,000	123,150

ACE Cash Express, Inc. 12.00%, 12/15/2022 (e)	23,000	23,000

ADT Security Corp. (The) 4.13%, 6/15/2023	74,000	75,179

AES Corp. 5.50%, 4/15/2025	15,000	15,657

Ahern Rentals, Inc. 7.38%, 5/15/2023 (e)	30,000	25,875

Air Lease Corp. 3.25%, 3/1/2025	45,000	46,063

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (e)	70,000	61,337

AK Steel Corp.

6.38%, 10/15/2025	20,000	16,550

7.00%, 3/15/2027	18,000	15,120

Albertsons Cos. LLC

6.63%, 6/15/2024	124,000	129,890

5.75%, 3/15/2025	25,000	25,625

Allison Transmission, Inc.

5.00%, 10/1/2024 (e)	20,000	20,577

4.75%, 10/1/2027 (e)	50,000	51,250

Ally Financial, Inc. 4.63%, 5/19/2022	174,000	183,135

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Altria Group, Inc.

1.70%, 6/15/2025	EUR 300,000	353,055

2.20%, 6/15/2027	EUR 250,000	302,970

4.25%, 8/9/2042	15,000	15,463

3.88%, 9/16/2046	115,000	112,957

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	137,000	130,150

5.88%, 11/15/2026	12,000	10,980

6.13%, 5/15/2027	18,000	16,605

AMC Networks, Inc. 5.00%, 4/1/2024	119,000	122,570

American Airlines Group, Inc. 5.00%, 6/1/2022 (e)	15,000	15,600

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	241,000	243,109

6.25%, 4/1/2025	11,000	10,340

6.50%, 4/1/2027	7,000	6,422

American Tower Corp.

REIT, 5.00%, 2/15/2024	570,000	633,272

REIT, 1.38%, 4/4/2025	EUR 140,000	163,214

American Woodmark Corp. 4.88%, 3/15/2026 (e)	95,000	95,475

AmeriGas Partners LP 5.50%, 5/20/2025	35,000	37,012

Amkor Technology, Inc. 6.63%, 9/15/2027 (e)	12,000	13,065

AMN Healthcare, Inc. 5.13%, 10/1/2024 (e)	21,000	21,577

Amsted Industries, Inc.

5.38%, 9/15/2024 (e)	4,000	4,110

5.63%, 7/1/2027 (e)	9,000	9,607

Antero Resources Corp. 5.13%, 12/1/2022	134,000	123,280

Aramark International Finance SARL 3.13%, 4/1/2025 (a)	EUR 100,000	113,198

Arconic, Inc. 5.90%, 2/1/2027	60,000	66,922

AT&T, Inc.

2.95%, 7/15/2026	42,000	42,814

4.75%, 5/15/2046	75,000	83,861

Avantor, Inc. 6.00%, 10/1/2024 (e)	200,000	214,500

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (e)	45,000	47,025

5.25%, 3/15/2025 (e)	132,000	134,310

5.75%, 7/15/2027 (e)	14,000	14,258

Avis Budget Finance plc 4.13%, 11/15/2024 (a)	EUR 100,000	114,246

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Axalta Coating Systems LLC 4.25%, 8/15/2024 (a)	EUR 100,000	113,764

B&G Foods, Inc. 5.25%, 4/1/2025	49,000	49,688

Ball Corp. 4.38%, 12/15/2023	EUR 150,000	192,727

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (e)	35,000	31,850

Bank of America Corp. 2.63%, 4/19/2021	270,000	272,609

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (b)	180,000	181,464

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	810,000	831,260

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (b) (c) (d)	230,000	259,612

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b)	295,000	313,986

Series L, 4.18%, 11/25/2027	180,000	195,869

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (b) (c) (d)	335,000	364,212

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (e)	74,000	76,612

4.50%, 5/15/2023 (a)	EUR 300,000	333,836

5.88%, 5/15/2023 (e)	116,000	117,450

7.00%, 3/15/2024 (e)	100,000	105,616

6.13%, 4/15/2025 (e)	495,000	509,850

5.50%, 11/1/2025 (e)	68,000	71,314

Becton Dickinson and Co. 1.40%, 5/24/2023	EUR 100,000	115,062

Belden, Inc. 3.38%, 7/15/2027 (a)	EUR 100,000	114,026

Berry Global, Inc.

5.13%, 7/15/2023	25,000	25,625

4.50%, 2/15/2026 (e)	13,000	12,935

5.63%, 7/15/2027 (e)	10,000	10,500

Big River Steel LLC 7.25%, 9/1/2025 (e)	10,000	10,575

Blue Racer Midstream LLC 6.13%, 11/15/2022 (e)	80,000	80,400

Boeing Co. (The) 3.50%, 3/1/2039	135,000	144,290

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (e)	13,000	13,357

Boston Scientific Corp.

3.75%, 3/1/2026	110,000	118,125

4.00%, 3/1/2029	280,000	312,327

Boyd Gaming Corp.

6.88%, 5/15/2023	80,000	82,982

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

6.38%, 4/1/2026	58,000	61,480

Boyne USA, Inc. 7.25%, 5/1/2025 (e)	28,000	30,555

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	13,000	11,570

Brink’s Co. (The) 4.63%, 10/15/2027 (e)	42,000	42,735

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (e)	242,000	250,910

3.40%, 7/26/2029 (e)	130,000	140,727

4.25%, 10/26/2049 (e)	85,000	102,242

Broadcom Corp. 3.13%, 1/15/2025	210,000	207,410

Buckeye Partners LP

4.15%, 7/1/2023	171,000	170,743

3.95%, 12/1/2026	30,000	26,708

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (b)	45,000	33,863

Cablevision Systems Corp.

8.00%, 4/15/2020	39,000	40,121

5.88%, 9/15/2022	20,000	21,394

California Resources Corp. 8.00%, 12/15/2022 (e)	5,000	2,875

Callon Petroleum Co. 6.13%, 10/1/2024	38,000	36,860

Calpine Corp. 5.25%, 6/1/2026 (e)	69,000	69,862

Camelot Finance SA 7.88%, 10/15/2024 (e)	30,000	31,275

Capital One Financial Corp. 3.80%, 1/31/2028	180,000	191,904

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	47,000	44,955

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (e)	35,000	35,525

CCO Holdings LLC

5.13%, 2/15/2023	12,000	12,195

5.88%, 4/1/2024 (e)	144,000	149,940

5.75%, 2/15/2026 (e)	501,000	530,434

5.13%, 5/1/2027 (e)	160,000	169,198

5.38%, 6/1/2029 (e)	16,000	17,100

CDK Global, Inc. 5.25%, 5/15/2029 (e)	35,000	36,137

Cedar Fair LP 5.25%, 7/15/2029 (e)	4,000	4,340

Centene Corp. 6.13%, 2/15/2024	48,000	50,304

Central Garden & Pet Co.

6.13%, 11/15/2023	20,000	20,750

5.13%, 2/1/2028	95,000	95,475

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	80,000	83,900

Series W, 6.75%, 12/1/2023	80,000	86,700

CF Industries, Inc. 4.50%, 12/1/2026 (e)	190,000	206,055

Charter Communications Operating LLC

4.91%, 7/23/2025	279,000	308,346

5.38%, 5/1/2047	138,000	153,261

Chemours Co. (The)

6.63%, 5/15/2023	40,000	40,700

7.00%, 5/15/2025	33,000	32,588

4.00%, 5/15/2026	EUR 100,000	101,839

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	39,000	43,485

Cheniere Energy Partners LP 5.25%, 10/1/2025	30,000	31,012

Chesapeake Energy Corp. 8.00%, 6/15/2027	134,000	96,816

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (e)	29,000	26,463

8.00%, 10/15/2025 (e)	4,000	3,511

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	15,281

CITGO Petroleum Corp. 6.25%, 8/15/2022 (e)	27,000	27,135

Citibank NA (ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (b)	376,000	381,569

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (b)	100,000	102,256

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (b) (c) (d)	58,000	60,900

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (b) (c) (d)	190,000	203,300

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (b) (c) (d)	200,000	224,000

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	450,000	459,752

9.25%, 2/15/2024 (e)	85,000	93,181

Clearwater Paper Corp. 4.50%, 2/1/2023	37,000	37,044

Clearway Energy Operating LLC 5.00%, 9/15/2026	44,000	44,550

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (e)	15,000	15,300

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

5.75%, 3/1/2025	3,000	3,007

CNO Financial Group, Inc. 5.25%, 5/30/2025	15,000	16,294

CNX Midstream Partners LP 6.50%, 3/15/2026 (e)	20,000	18,710

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (e)	25,000	25,937

Comcast Corp.

3.95%, 10/15/2025	250,000	273,734

3.20%, 7/15/2036	170,000	174,967

4.60%, 8/15/2045	105,000	126,964

4.70%, 10/15/2048	120,000	150,141

Commercial Metals Co. 4.88%, 5/15/2023	15,000	15,525

CommScope Technologies LLC 6.00%, 6/15/2025 (e)	289,000	257,932

CommScope, Inc. 8.25%, 3/1/2027 (e)	48,000	47,040

Community Health Systems, Inc.

5.13%, 8/1/2021	33,000	33,000

6.25%, 3/31/2023	21,000	20,320

8.63%, 1/15/2024 (e)	37,000	37,000

8.13%, 6/30/2024 (e)	34,000	25,840

Concho Resources, Inc. 3.75%, 10/1/2027	53,000	55,170

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (e)	21,000	17,850

Constellium SE 4.25%, 2/15/2026 (a)	EUR 200,000	229,882

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (e)	105,000	90,037

Coty, Inc. 6.50%, 4/15/2026 (e)	50,000	47,250

Covanta Holding Corp. 5.88%, 7/1/2025	14,000	14,595

Crestwood Midstream Partners LP 5.75%, 4/1/2025	30,000	30,675

Crown Americas LLC 4.25%, 9/30/2026	74,000	76,775

Crown European Holdings SA

4.00%, 7/15/2022 (a)	EUR 350,000	423,211

2.63%, 9/30/2024 (a)	EUR 125,000	149,114

CSC Holdings LLC

5.25%, 6/1/2024	215,000	230,050

6.63%, 10/15/2025 (e)	210,000	224,822

Curo Group Holdings Corp. 8.25%, 9/1/2025 (e)	110,000	95,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

CVR Partners LP 9.25%, 6/15/2023 (e)	98,000	102,361

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (e)	105,000	109,987

Darling Global Finance BV 3.63%, 5/15/2026 (a)	EUR 125,000	145,788

DaVita, Inc. 5.13%, 7/15/2024	82,000	83,411

DCP Midstream Operating LP 3.88%, 3/15/2023	74,000	74,925

Delek Logistics Partners LP 6.75%, 5/15/2025	29,000	29,000

Dell International LLC

7.13%, 6/15/2024 (e)	37,000	39,006

6.02%, 6/15/2026 (e)	255,000	287,793

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	15,000	13,804

Diamond Sports Group LLC

5.38%, 8/15/2026 (e)	24,000	25,200

6.63%, 8/15/2027 (e)	9,000	9,427

DISH DBS Corp.

6.75%, 6/1/2021	10,000	10,533

5.88%, 7/15/2022	92,000	95,220

5.00%, 3/15/2023	100,000	98,125

5.88%, 11/15/2024	415,000	394,789

7.75%, 7/1/2026	100,000	98,250

Dole Food Co., Inc. 7.25%, 6/15/2025 (e)	39,000	37,635

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (e)	60,000	63,750

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (e)	13,000	14,089

Eldorado Resorts, Inc. 7.00%, 8/1/2023	40,000	41,800

Embarq Corp. 8.00%, 6/1/2036	105,000	102,938

Encompass Health Corp.

5.75%, 11/1/2024	110,000	111,375

5.75%, 9/15/2025	105,000	110,381

Energizer Holdings, Inc. 5.50%, 6/15/2025 (e)	70,000	70,913

EnLink Midstream Partners LP

4.40%, 4/1/2024	20,000	19,800

4.15%, 6/1/2025	20,000	19,100

5.60%, 4/1/2044	20,000	16,900

Entegris, Inc. 4.63%, 2/10/2026 (e)	65,000	66,950

Entercom Media Corp. 7.25%, 11/1/2024 (e)	20,000	20,325

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Enterprise Development Authority (The) 12.00%, 7/15/2024 (e)	63,000	70,604

Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	125,000	123,437

Envision Healthcare Corp. 8.75%, 10/15/2026 (e)	93,000	50,685

EP Energy LLC

9.38%, 5/1/2024 (e)	40,000	3,000

8.00%, 11/29/2024 (e)	37,000	15,910

7.75%, 5/15/2026 (e)	36,000	30,060

Equinix, Inc.

REIT, 5.38%, 4/1/2023	60,000	61,200

REIT, 2.88%, 10/1/2025	EUR 225,000	257,175

REIT, 5.88%, 1/15/2026	115,000	122,331

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (e)	110,000	113,712

Exela Intermediate LLC 10.00%, 7/15/2023 (e)	56,000	35,000

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (e)	32,000	33,920

FirstCash, Inc. 5.38%, 6/1/2024 (e)	15,000	15,562

FirstEnergy Corp. Series B, 3.90%, 7/15/2027	295,000	316,904

Fox Corp.

4.03%, 1/25/2024 (e)	90,000	96,389

4.71%, 1/25/2029 (e)	40,000	46,335

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	59,000	59,147

3.88%, 3/15/2023	25,000	25,260

Frontier Communications Corp.

7.63%, 4/15/2024	15,000	7,504

6.88%, 1/15/2025	35,000	17,850

8.50%, 4/1/2026 (e)	161,000	156,573

FXI Holdings, Inc. 7.88%, 11/1/2024 (e)	14,000	12,425

GCI LLC 6.88%, 4/15/2025	90,000	94,500

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200,000	203,203

General Electric Co.

1.50%, 5/17/2029	EUR 100,000	105,605

2.13%, 5/17/2037	EUR 100,000	105,904

4.50%, 3/11/2044	120,000	121,315

General Motors Co. 5.15%, 4/1/2038	115,000	119,272

General Motors Financial Co., Inc. 4.00%, 1/15/2025	330,000	339,674

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Genesis Energy LP 5.63%, 6/15/2024	35,000	33,425

GEO Group, Inc. (The) REIT, 5.88%, 10/15/2024	100,000	88,000

Gilead Sciences, Inc. 4.00%, 9/1/2036	20,000	22,801

Global Partners LP 7.00%, 6/15/2023	25,000	25,250

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)	205,000	208,249

(ICE LIBOR USD 3 Month + 1.60%), 3.72%, 11/29/2023 (b)	130,000	133,491

3.85%, 1/26/2027	159,000	169,786

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (b)	67,000	72,104

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	94,000	93,060

4.88%, 3/15/2027	21,000	20,265

Gray Television, Inc. 7.00%, 5/15/2027 (e)	60,000	65,607

Gulfport Energy Corp. 6.00%, 10/15/2024	78,000	56,745

H&E Equipment Services, Inc. 5.63%, 9/1/2025	15,000	15,712

Hanesbrands, Inc. 4.88%, 5/15/2026 (e)	51,000	53,763

HCA Healthcare, Inc. 6.25%, 2/15/2021	15,000	15,756

HCA, Inc.

5.88%, 5/1/2023	82,000	90,559

5.38%, 2/1/2025	130,000	144,300

5.88%, 2/15/2026	440,000	501,930

5.63%, 9/1/2028	4,000	4,551

Herc Holdings, Inc. 5.50%, 7/15/2027 (e)	19,000	19,594

Hertz Corp. (The)

7.63%, 6/1/2022 (e)	17,000	17,702

5.50%, 10/15/2024 (e)	213,000	208,740

7.13%, 8/1/2026 (e)	15,000	15,308

Hertz Holdings Netherlands BV 4.13%, 10/15/2021 (a)	EUR 125,000	139,614

Hilcorp Energy I LP

5.00%, 12/1/2024 (e)	23,000	21,217

6.25%, 11/1/2028 (e)	25,000	23,000

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (e)	14,000	14,455

5.00%, 2/15/2025 (e)	15,000	15,412

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	12,000	12,666

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	15,000	15,938

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	88,000	90,860

4.88%, 4/1/2027	33,000	34,732

Holly Energy Partners LP 6.00%, 8/1/2024 (e)	16,000	16,768

Hologic, Inc. 4.38%, 10/15/2025 (e)	15,000	15,337

Home Depot, Inc. (The) 2.95%, 6/15/2029	70,000	74,098

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	15,000	16,162

Icahn Enterprises LP 6.38%, 12/15/2025	25,000	26,469

IHS Markit Ltd. 4.00%, 3/1/2026 (e)	21,000	22,327

Infor US, Inc. 6.50%, 5/15/2022	141,000	143,291

International Game Technology plc 4.75%, 2/15/2023 (a)	EUR 200,000	244,394

IQVIA, Inc.

3.50%, 10/15/2024 (a)	EUR 250,000	280,821

3.25%, 3/15/2025 (a)	EUR 200,000	226,134

IRB Holding Corp. 6.75%, 2/15/2026 (e)	58,000	58,290

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	58,000	58,725

REIT, 3.00%, 1/15/2025 (a)	EUR 100,000	113,114

ITC Holdings Corp. 3.35%, 11/15/2027	140,000	149,962

Jack Ohio Finance LLC 6.75%, 11/15/2021 (e)	40,000	40,900

JBS USA LUX SA

5.88%, 7/15/2024 (e)	7,000	7,207

5.75%, 6/15/2025 (e)	6,000	6,244

6.75%, 2/15/2028 (e)	80,000	89,062

6.50%, 4/15/2029 (e)	43,000	47,622

JELD-WEN, Inc. 4.63%, 12/15/2025 (e)	70,000	68,600

Kaiser Aluminum Corp. 5.88%, 5/15/2024	10,000	10,375

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	14,000	14,333

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (e)	79,000	81,393

Kraft Heinz Foods Co. 4.38%, 6/1/2046	192,000	184,508

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Kroger Co. (The) 2.65%, 10/15/2026	135,000	134,461

L Brands, Inc.

5.63%, 10/15/2023	45,000	47,250

5.25%, 2/1/2028	18,000	16,425

L3Harris Technologies, Inc. 4.85%, 4/27/2035	185,000	221,355

Lamar Media Corp. 5.75%, 2/1/2026	50,000	53,000

Lennar Corp. 5.88%, 11/15/2024	48,000	53,520

Level 3 Financing, Inc.

5.38%, 5/1/2025	25,000	26,000

5.25%, 3/15/2026	61,000	63,593

Level 3 Parent LLC 5.75%, 12/1/2022	175,000	176,313

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (e)	15,000	18,975

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (e)	14,000	14,928

LKQ Italia Bondco SpA 3.88%, 4/1/2024 (a)	EUR 100,000	123,360

Lowe’s Cos., Inc. 3.65%, 4/5/2029	74,000	80,404

LPL Holdings, Inc. 5.75%, 9/15/2025 (e)	38,000	39,995

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	29,000	31,297

Martin Midstream Partners LP 7.25%, 2/15/2021	46,000	43,700

MasTec, Inc. 4.88%, 3/15/2023	34,000	34,553

Matador Resources Co. 5.88%, 9/15/2026	21,000	20,344

Mattel, Inc.

3.15%, 3/15/2023	10,000	9,400

6.75%, 12/31/2025 (e)	170,000	174,675

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (e)	75,000	77,062

MetLife, Inc. 6.40%, 12/15/2036	20,000	23,336

MGM Resorts International

6.00%, 3/15/2023	315,000	346,500

4.63%, 9/1/2026	55,000	56,925

Midcontinent Communications 5.38%, 8/15/2027 (e)	9,000	9,342

Morgan Stanley

3.70%, 10/23/2024	360,000	384,554

3.63%, 1/20/2027	200,000	213,978

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	15,000	16,233

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	240,000	268,123

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (e)	79,000	70,611

MSCI, Inc. 5.38%, 5/15/2027 (e)	34,000	36,567

MTS Systems Corp. 5.75%, 8/15/2027 (e)	14,000	14,630

Nabors Industries, Inc.

5.10%, 9/15/2023	9,000	7,560

5.75%, 2/1/2025	90,000	72,000

Nationstar Mortgage LLC

6.50%, 7/1/2021	2,000	2,003

6.50%, 6/1/2022	45,000	45,056

NCR Corp.

5.75%, 9/1/2027 (e)	15,000	15,841

6.13%, 9/1/2029 (e)	15,000	15,920

Netflix, Inc.

4.38%, 11/15/2026	70,000	71,663

3.63%, 5/15/2027	EUR 100,000	118,819

4.88%, 4/15/2028	65,000	68,006

New Albertsons LP 8.00%, 5/1/2031	103,000	104,545

NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (e)	10,000	10,370

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (e)	110,000	110,319

5.00%, 2/1/2025 (e)	30,000	29,625

Nielsen Finance LLC 5.00%, 4/15/2022 (e)	38,000	38,190

Noble Energy, Inc. 3.85%, 1/15/2028	410,000	427,656

Noble Holding International Ltd.

7.88%, 2/1/2026 (e)	53,000	42,798

5.25%, 3/15/2042	12,000	5,280

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (g)	30,150	31,017

Novelis Corp. 5.88%, 9/30/2026 (e)	74,000	78,163

NRG Energy, Inc. 6.63%, 1/15/2027	45,000	48,600

Nuance Communications, Inc. 5.63%, 12/15/2026	50,000	52,688

NuStar Logistics LP 5.63%, 4/28/2027	30,000	31,200

Oasis Petroleum, Inc.

6.88%, 1/15/2023	125,000	113,125

6.25%, 5/1/2026 (e)	33,000	26,606

Occidental Petroleum Corp. 2.90%, 8/15/2024	340,000	343,180

OI European Group BV 3.13%, 11/15/2024 (a)	EUR 150,000	179,144

ONEOK, Inc. 4.00%, 7/13/2027	130,000	136,754

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Outfront Media Capital LLC 5.88%, 3/15/2025	75,000	77,531

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (e)	9,000	8,393

Party City Holdings, Inc. 6.63%, 8/1/2026 (e)	47,000	44,768

Pattern Energy Group, Inc. 5.88%, 2/1/2024 (e)	20,000	20,700

PBF Holding Co. LLC 7.25%, 6/15/2025	22,000	22,790

Peabody Energy Corp. 6.00%, 3/31/2022 (e)	20,000	20,600

Penske Automotive Group, Inc.

5.75%, 10/1/2022	35,000	35,459

5.50%, 5/15/2026	48,000	50,280

PetSmart, Inc. 5.88%, 6/1/2025 (e)	101,000	98,980

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (e)	63,000	65,520

Plantronics, Inc. 5.50%, 5/31/2023 (e)	53,000	53,922

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (e) (g)	25,000	21,000

Post Holdings, Inc.

5.00%, 8/15/2026 (e)	63,000	65,678

5.75%, 3/1/2027 (e)	50,000	53,125

5.63%, 1/15/2028 (e)	50,000	53,250

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (e)	18,000	18,929

5.25%, 4/15/2024 (e)	16,000	16,526

5.75%, 4/15/2026 (e)	16,000	16,680

PVH Corp. 3.63%, 7/15/2024 (a)	EUR 125,000	154,678

QEP Resources, Inc.

5.38%, 10/1/2022	38,000	34,200

5.63%, 3/1/2026	5,000	4,050

Qorvo, Inc. 5.50%, 7/15/2026	52,000	55,511

Quicken Loans, Inc. 5.75%, 5/1/2025 (e)	53,000	55,253

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (e)	38,000	34,865

Radian Group, Inc. 4.50%, 10/1/2024	25,000	25,813

Rain CII Carbon LLC 7.25%, 4/1/2025 (e)	50,000	47,000

Realty Income Corp. REIT, 3.00%, 1/15/2027	170,000	176,956

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (e)	21,000	22,864

8.25%, 11/15/2026 (e)	9,000	10,125

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	72,683	72,865

Rite Aid Corp. 6.13%, 4/1/2023 (e)	80,000	64,600

Rockwell Collins, Inc.

3.70%, 12/15/2023	325,000	343,766

3.20%, 3/15/2024	400,000	416,937

3.50%, 3/15/2027	340,000	366,175

Roper Technologies, Inc. 3.80%, 12/15/2026	280,000	303,512

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (e)	315,000	333,099

3.90%, 5/17/2028 (e)	120,000	127,879

Scientific Games International, Inc.

10.00%, 12/1/2022	16,000	16,600

5.00%, 10/15/2025 (e)	87,000	89,892

Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	70,000	72,484

Sealed Air Corp. 5.13%, 12/1/2024 (e)	94,000	100,698

SemGroup Corp. 5.63%, 11/15/2023	58,000	54,810

Sempra Energy 3.80%, 2/1/2038	145,000	152,190

Sensata Technologies BV

4.88%, 10/15/2023 (e)	85,000	89,174

5.00%, 10/1/2025 (e)	14,000	14,840

Service Corp. International 7.50%, 4/1/2027	70,000	84,000

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	225,000	230,133

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR 200,000	226,679

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (e)	176,000	181,280

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (e)	10,000	10,175

4.63%, 7/15/2024 (e)	12,000	12,525

5.38%, 4/15/2025 (e)	93,000	96,487

5.38%, 7/15/2026 (e)	2,000	2,113

5.00%, 8/1/2027 (e)	12,000	12,660

5.50%, 7/1/2029 (e)	14,000	15,256

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (e)	10,000	10,350

5.50%, 4/15/2027 (e)	4,000	4,280

Solera LLC 10.50%, 3/1/2024 (e)	45,000	47,700

Sotheby’s 4.88%, 12/15/2025 (e)	20,000	20,500

Southwestern Energy Co. 6.20%, 1/23/2025 (f)	87,000	76,125

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

Spectrum Brands, Inc.

6.63%, 11/15/2022	28,000	28,490

5.75%, 7/15/2025	90,000	93,600

Springleaf Finance Corp.

5.63%, 3/15/2023	60,000	64,500

7.13%, 3/15/2026	32,000	36,496

Sprint Capital Corp. 8.75%, 3/15/2032	157,000	196,639

Sprint Corp.

7.88%, 9/15/2023	173,000	194,625

7.13%, 6/15/2024	80,000	88,437

7.63%, 2/15/2025	376,000	420,650

SPX FLOW, Inc. 5.63%, 8/15/2024 (e)	50,000	52,188

SS&C Technologies, Inc. 5.50%, 9/30/2027 (e)	55,000	57,750

Standard Industries, Inc.

6.00%, 10/15/2025 (e)	24,000	25,230

4.75%, 1/15/2028 (e)	60,000	60,300

Staples, Inc.

7.50%, 4/15/2026 (e)	75,000	75,750

10.75%, 4/15/2027 (e)	46,000	46,460

Station Casinos LLC 5.00%, 10/1/2025 (e)	21,000	21,422

Steel Dynamics, Inc. 5.00%, 12/15/2026	25,000	26,125

Summit Materials LLC 6.13%, 7/15/2023	20,000	20,325

Summit Midstream Holdings LLC

5.50%, 8/15/2022	20,000	18,800

5.75%, 4/15/2025	20,000	17,154

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	130,000	141,660

Sunoco LP

4.88%, 1/15/2023	20,000	20,450

5.50%, 2/15/2026	15,000	15,563

6.00%, 4/15/2027	22,000	23,155

Syneos Health, Inc. 7.50%, 10/1/2024 (e)	51,000	53,040

Talen Energy Supply LLC 6.50%, 6/1/2025	9,000	6,840

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (e)	28,000	27,300

Targa Resources Partners LP

4.25%, 11/15/2023	62,000	61,922

6.75%, 3/15/2024	170,000	176,588

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Team Health Holdings, Inc. 6.38%, 2/1/2025 (e)	53,000	35,510

TEGNA, Inc. 6.38%, 10/15/2023	75,000	77,100

Teleflex, Inc. 5.25%, 6/15/2024	50,000	51,500

Tempur Sealy International, Inc.

5.63%, 10/15/2023	110,000	113,300

5.50%, 6/15/2026	50,000	52,250

Tenet Healthcare Corp.

4.50%, 4/1/2021	74,000	76,590

8.13%, 4/1/2022	145,000	156,223

6.75%, 6/15/2023	70,000	71,925

4.63%, 9/1/2024 (e)	6,000	6,180

5.13%, 5/1/2025	75,000	75,187

4.88%, 1/1/2026 (e)	30,000	30,828

6.25%, 2/1/2027 (e)	35,000	36,313

5.13%, 11/1/2027 (e)	21,000	21,709

Tennant Co. 5.63%, 5/1/2025	33,000	34,073

Tenneco, Inc. 5.00%, 7/15/2026	65,000	50,497

Terex Corp. 5.63%, 2/1/2025 (e)	65,000	66,142

Terraform Global Operating LLC 6.13%, 3/1/2026 (e)	10,000	10,275

TerraForm Power Operating LLC

4.25%, 1/31/2023 (e)	17,000	17,419

6.63%, 6/15/2025 (e) (f)	8,000	8,440

5.00%, 1/31/2028 (e)	21,000	21,867

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	475,000	488,630

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	150,000	—

6.38%, 3/1/2025	79,000	81,805

6.50%, 1/15/2026	375,000	403,125

6.50%, 1/15/2026 ‡	160,000	—

4.50%, 2/1/2026	50,000	51,875

TransDigm, Inc. 6.25%, 3/15/2026 (e)	70,000	75,511

Transocean Pontus Ltd. 6.13%, 8/1/2025 (e)	18,690	18,950

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (e)	10,000	10,438

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	36,000	36,810

Transocean, Inc.

9.00%, 7/15/2023 (e)	25,000	25,843

7.50%, 1/15/2026 (e)	55,000	50,188

7.50%, 4/15/2031	9,000	6,964

6.80%, 3/15/2038	36,000	23,760

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Corporate Bonds — continued

United States — continued

9.35%, 12/15/2041 (f)	29,000	24,142

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (e)	28,000	26,320

Triumph Group, Inc. 7.75%, 8/15/2025	75,000	75,188

Tronox Finance plc 5.75%, 10/1/2025 (e)	8,000	7,420

Tronox, Inc. 6.50%, 4/15/2026 (e)	19,000	18,050

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (e)	3,000	3,161

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (g)	127,428	14,952

Union Pacific Corp.

3.15%, 3/1/2024	130,000	135,974

4.30%, 3/1/2049	100,000	119,146

United Airlines Holdings, Inc.

5.00%, 2/1/2024	25,000	26,500

4.88%, 1/15/2025	13,000	13,618

United Rentals North America, Inc. 5.50%, 5/15/2027	289,000	310,100

United States Cellular Corp. 6.70%, 12/15/2033	90,000	95,963

United States Steel Corp.

6.88%, 8/15/2025	9,000	8,541

6.25%, 3/15/2026	28,000	24,763

United Technologies Corp.

3.95%, 8/16/2025	125,000	137,219

4.13%, 11/16/2028	150,000	171,645

3.75%, 11/1/2046	115,000	127,676

Uniti Group LP REIT, 6.00%, 4/15/2023 (e)	85,000	80,962

Univision Communications, Inc.

5.13%, 5/15/2023 (e)	26,000	25,675

5.13%, 2/15/2025 (e)	21,000	20,263

Verizon Communications, Inc. 4.33%, 9/21/2028	230,000	264,195

Vertiv Group Corp. 9.25%, 10/15/2024 (e)	44,000	41,580

VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	115,000	125,638

Vista Outdoor, Inc. 5.88%, 10/1/2023	85,000	76,765

Vistra Energy Corp. 5.88%, 6/1/2023	22,000	22,440

Vistra Operations Co. LLC 5.50%, 9/1/2026 (e)	55,000	57,750

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

VOC Escrow Ltd. 5.00%, 2/15/2028 (e)	17,000	17,425

W&T Offshore, Inc. 9.75%, 11/1/2023 (e)	44,000	42,460

Walt Disney Co. (The) 4.95%, 10/15/2045 (e)	120,000	162,896

Welbilt, Inc. 9.50%, 2/15/2024	140,000	150,325

WellCare Health Plans, Inc. 5.25%, 4/1/2025	28,000	29,317

Wells Fargo & Co. 4.90%, 11/17/2045	150,000	186,678

WESCO Distribution, Inc. 5.38%, 6/15/2024	17,000	17,553

Western Digital Corp. 4.75%, 2/15/2026	50,000	51,173

Whiting Petroleum Corp.

5.75%, 3/15/2021	85,000	79,492

6.63%, 1/15/2026	21,000	15,198

William Carter Co. (The) 5.63%, 3/15/2027 (e)	8,000	8,520

Williams Cos., Inc. (The) 4.00%, 9/15/2025	275,000	292,313

Windstream Services LLC 8.63%, 10/31/2025 (e) (f)	15,000	15,075

WMG Acquisition Corp.

4.13%, 11/1/2024 (a)	EUR 135,000	153,756

4.88%, 11/1/2024 (e)	113,000	116,672

WPX Energy, Inc. 8.25%, 8/1/2023	70,000	77,875

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (f)	2,000	2,099

6.35%, 10/1/2025 (f)	13,000	14,251

5.75%, 4/1/2027 (f)	17,000	18,148

Wynn Las Vegas LLC 5.50%, 3/1/2025 (e)	121,000	127,655

XPO Logistics, Inc.

6.50%, 6/15/2022 (e)	90,000	91,974

6.13%, 9/1/2023 (e)	26,000	26,884

6.75%, 8/15/2024 (e)	35,000	37,712

Zayo Group LLC 6.38%, 5/15/2025	104,000	106,990

		45,840,526

Total Corporate Bonds (Cost $87,502,256)		88,613,360

Foreign Government Securities — 25.6%

Angola — 0.1%

Republic of Angola 9.50%, 11/12/2025 (a)	200,000	226,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Foreign Government Securities — continued

Bahrain — 0.3%

Kingdom of Bahrain

6.00%, 9/19/2044 (a)	358,000	361,804

7.50%, 9/20/2047 (a)	260,000	300,868

		662,672

Belarus — 0.2%

Republic of Belarus 6.88%, 2/28/2023 (a)	350,000	375,156

Benin — 0.2%

Benin Government International Bond 5.75%, 3/26/2026 (e)	EUR 320,000	359,609

Canada — 2.8%

Canada Government Bond 2.25%, 6/1/2029	CAD 6,650,000	5,493,218

Colombia — 0.3%

Republic of Colombia

5.00%, 6/15/2045	200,000	241,800

5.20%, 5/15/2049	300,000	376,312

		618,112

Cyprus — 0.7%

Republic of Cyprus

2.75%, 6/27/2024 (a)	EUR 230,000	286,340

2.38%, 9/25/2028 (a)	EUR 570,000	739,917

2.75%, 2/26/2034 (a)	EUR 180,000	251,142

		1,277,399

Dominican Republic — 0.4%

Government of Dominican Republic

6.88%, 1/29/2026 (a)	350,000	400,531

9.75%, 6/5/2026 (e)	DOP 14,000,000	281,304

5.95%, 1/25/2027 (a)	160,000	175,600

		857,435

Ecuador — 0.2%

Republic of Ecuador 10.50%, 3/24/2020 (a)	350,000	358,969

Egypt — 0.2%

Arab Republic of Egypt 7.60%, 3/1/2029 (e)	280,000	302,575

El Salvador — 0.3%

Republic of El Salvador

7.38%, 12/1/2019 (a)	100,000	100,594

7.75%, 1/24/2023 (a)	152,000	165,347

7.12%, 1/20/2050 (e)	227,000	231,682

		497,623

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Ethiopia — 0.1%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000	208,063

Ghana — 0.1%

Republic of Ghana 7.88%, 8/7/2023 (a)	200,000	218,000

Greece — 0.9%

Greece Government Bond

3.38%, 2/15/2025 (a)	EUR 946,000	1,161,918

1.88%, 7/23/2026 (a)	EUR 466,000	529,064

		1,690,982

Guatemala — 0.1%

Republic of Guatemala 6.13%, 6/1/2050 (e)	230,000	274,922

Hungary — 0.7%

Republic of Hungary

3.00%, 8/21/2030	HUF 202,330,000	743,695

3.00%, 10/27/2038	HUF 163,620,000	601,749

		1,345,444

Indonesia — 1.2%

Republic of Indonesia

8.25%, 7/15/2021	IDR 11,161,000,000	808,848

8.25%, 5/15/2029	IDR 6,240,000,000	467,450

8.75%, 5/15/2031	IDR 8,404,000,000	638,372

6.63%, 2/17/2037 (a)	340,000	474,088

		2,388,758

Italy — 1.2%

Italy Government Bond

3.75%, 8/1/2021 (a)	EUR 820,000	967,461

1.00%, 7/15/2022 (a)	EUR 860,000	970,419

3.85%, 9/1/2049 (a)	EUR 215,000	331,405

		2,269,285

Ivory Coast — 0.1%

Republic of Cote d’Ivoire 5.13%, 6/15/2025 (a)	EUR 240,000	280,175

Jamaica — 0.1%

Jamaica Government International Bond 8.00%, 3/15/2039	220,000	284,556

Kenya — 0.1%

Republic of Kenya 8.25%, 2/28/2048 (a)	250,000	257,812

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Foreign Government Securities — continued

Lebanon — 0.3%

Republic of Lebanon

5.45%, 11/28/2019 (a)	250,000	246,328

6.85%, 3/23/2027 (a)	321,000	214,468

6.65%, 11/3/2028 (a)	199,000	132,273

		593,069

Malaysia — 1.0%

Malaysia Sovereign Sukuk Bhd. 4.64%, 11/7/2033	MYR 7,245,000	1,925,439

Mexico — 1.0%

United Mexican States 7.75%, 5/29/2031	MXN 36,000,000	1,887,265

Pakistan — 0.2%

Republic of Pakistan 6.88%, 12/5/2027 (a)	360,000	360,450

Panama — 0.2%

Republic of Panama 3.87%, 7/23/2060	400,000	457,625

Paraguay — 0.1%

Republic of Paraguay 5.00%, 4/15/2026 (a)	220,000	242,756

Peru — 0.4%

Republic of Peru 6.90%, 8/12/2037 (a)	PEN 1,895,000	687,720

Poland — 1.0%

Republic of Poland 2.75%, 4/25/2028	PLN 7,090,000	1,914,586

Portugal — 3.9%

Portugal Obrigacoes do Tesouro

5.13%, 10/15/2024 (a)	990,000	1,133,507

2.88%, 10/15/2025 (a)	EUR 2,460,000	3,213,174

2.88%, 7/21/2026 (a)	EUR 1,035,000	1,373,210

1.95%, 6/15/2029 (a)	EUR 790,000	1,022,298

2.25%, 4/18/2034 (a)	EUR 545,000	746,247

		7,488,436

Qatar — 0.2%

State of Qatar 5.10%, 4/23/2048 (a)	245,000	326,845

Romania — 0.3%

Republic of Romania

2.12%, 7/16/2031 (e)	EUR 193,000	219,541

4.63%, 4/3/2049 (e)	EUR 256,000	360,312

		579,853

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

Russia — 0.5%

Russian Federation 7.75%, 9/16/2026	RUB 59,180,000	928,747

Saudi Arabia — 0.2%

Kingdom of Saudi Arabia 0.75%, 7/9/2027 (e)	EUR 400,000	458,414

Serbia — 0.3%

Republic of Serbia

4.88%, 2/25/2020 (a)	300,000	302,940

1.50%, 6/26/2029 (e)	EUR 230,000	263,525

		566,465

South Africa — 1.6%

Republic of South Africa

8.88%, 2/28/2035	ZAR 4,000,000	247,859

9.00%, 1/31/2040	ZAR 4,000,000	243,454

6.50%, 2/28/2041	ZAR 54,756,087	2,530,536

		3,021,849

South Korea — 0.2%

Korea Housing Finance Corp. 0.10%, 6/18/2024 (e)	EUR 371,000	413,562

Spain — 3.4%

Kingdom of Spain

2.15%, 10/31/2025 (a)	EUR 2,200,000	2,775,858

1.45%, 4/30/2029 (a)	EUR 1,750,000	2,178,441

1.85%, 7/30/2035 (a)	EUR 580,000	765,635

2.90%, 10/31/2046 (a)	EUR 610,000	983,252

		6,703,186

Sri Lanka — 0.2%

Republic of Sri Lanka

6.35%, 6/28/2024 (e)	200,000	199,603

7.55%, 3/28/2030 (e)	200,000	200,000

		399,603

United Arab Emirates — 0.3%

Abu Dhabi Government Bond 4.13%, 10/11/2047 (a)	450,000	558,844

Total Foreign Government Securities (Cost $48,949,764)		49,761,979

Asset-Backed Securities — 7.6%

Cayman Islands — 0.6%

Apidos CLO Series XXXA, Class A2, 3.90%, 10/18/2031 (e) (i)	250,000	246,552

Benefit Street Partners CLO XI Series 2017-11A, Class A2A, 4.05%, 4/15/2029 (e) (i)	250,000	248,797

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Asset-Backed Securities — continued

Cayman Islands — continued

BlueMountain CLO Ltd. Series 2014-2A, Class BR2, 4.03%, 10/20/2030 ‡ (e) (i)	350,000	346,452

Shackleton CLO Ltd. Series 2014-6RA, Class B, 4.03%, 7/17/2028 (e) (i)	260,000	258,919

		1,100,720

United States — 7.0%

ACC Trust Series 2019-1, Class A, 3.75%, 5/20/2022 (e)	95,418	96,350

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (e)	236,167	246,402

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (e)	47,000	47,487

Series 2019-3, Class B, 2.59%, 8/14/2023 (e)	290,000	290,218

Series 2018-3, Class C, 3.75%, 10/15/2024 (e)	60,000	60,653

Series 2019-3, Class C, 2.76%, 9/12/2025 (e)	192,000	192,483

Series 2019-3, Class D, 2.89%, 9/12/2025 (e)	97,000	97,443

Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (e)	170,375	173,254

Chase Funding Trust Series 2003-6, Class 1A7, 5.02%, 11/25/2034 (f)	138,467	145,745

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (e)	24,142	24,173

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (e)	110,000	111,157

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (e)	100,000	100,989

Consumer Loan Underlying Bond Credit Trust Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (e)	5,782	5,788

CPS Auto Receivables Trust

Series 2018-A, Class B, 2.77%, 4/18/2022 (e)	640,000	641,254

Series 2018-A, Class D, 3.66%, 12/15/2023 (e)	400,000	408,033

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (e)	250,000	256,001

Series 2018-3A, Class B, 3.89%, 10/15/2027 (e)	250,000	259,097

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 3.06%, 1/25/2034 ‡ (i)	115,796	116,190

CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.12%, 2/25/2034 ‡ (f)	116,679	119,742

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	256,000	264,437

Series 2018-4, Class C, 3.66%, 11/15/2024	260,000	263,569

DT Auto Owner Trust

Series 2018-3A, Class C, 3.79%, 7/15/2024 (e)	260,000	266,039

Series 2019-1A, Class D, 3.87%, 11/15/2024 (e)	65,000	67,107

Series 2019-1A, Class E, 4.94%, 2/17/2026 (e)	100,000	104,370

Exeter Automobile Receivables Trust

Series 2015-2A, Class D, 5.79%, 5/16/2022 (e)	100,000	101,082

Series 2015-3A, Class D, 6.55%, 10/17/2022 (e)	220,000	225,455

Series 2018-3A, Class C, 3.71%, 6/15/2023 (e)	99,000	100,900

Series 2017-3A, Class C, 3.68%, 7/17/2023 (e)	180,000	183,757

Series 2016-3A, Class D, 6.40%, 7/17/2023 (e)	350,000	366,782

Series 2018-2A, Class D, 4.04%, 3/15/2024 (e)	60,000	61,762

Series 2018-3A, Class D, 4.35%, 6/17/2024 (e)	210,000	219,357

Series 2019-1A, Class C, 3.82%, 12/16/2024 (e)	130,000	133,550

Series 2019-1A, Class D, 4.13%, 12/16/2024 (e)	240,000	250,324

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (e)	202,288	203,358

Series 2017-4, Class D, 3.58%, 1/15/2024 (e)	280,000	287,320

Series 2017-2, Class E, 5.55%, 7/15/2024 (e)	380,000	398,295

Series 2018-3, Class C, 3.79%, 12/16/2024 (e)	170,000	175,908

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (e)	58,441	58,737

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Asset-Backed Securities — continued

United States — continued

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (e)	100,000	102,420

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (e)	200,000	203,240

Series 2019-1A, Class C, 3.87%, 12/16/2024 (e)	155,000	159,719

Marlette Funding Trust

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (e)	100,000	100,192

Series 2018-1A, Class C, 3.69%, 3/15/2028 (e)	100,000	100,999

Series 2018-2A, Class B, 3.61%, 7/17/2028 ‡ (e)	335,000	337,308

Series 2018-2A, Class C, 4.37%, 7/17/2028 (e)	280,000	286,541

Series 2018-3A, Class A, 3.20%, 9/15/2028 (e)	38,250	38,333

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (e) (f)	219,216	220,351

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (e) (f)	153,096	154,492

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 4.77%, 9/25/2034 ‡ (i)	311,899	314,091

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (e)	100,000	103,294

Series 2018-1A, Class D, 4.40%, 1/14/2028 (e)	160,000	166,242

OneMain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (e)	100,000	102,580

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (e) (i)	293,000	293,284

PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 4.80%, 8/25/2025 (e) (i)	210,000	210,753

Prestige Auto Receivables Trust Series 2018-1A, Class C, 3.75%, 10/15/2024 (e)	440,000	454,565

Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (e) (f)	250,000	250,894

Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (e)	262,000	275,869

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	350,000	362,418

SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027 (e)	100,000	102,683

Structured Asset Investment Loan Trust

Series 2004-8, Class M3, 3.12%, 9/25/2034 ‡ (i)	79,021	77,572

Series 2005-HE3, Class M1, 2.87%, 9/25/2035 ‡ (i)	99,891	100,351

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	328,000	—

Tricolor Auto Securitization Trust

Series 2018-2A, Class A, 3.96%, 10/15/2021 (e)	111,419	111,975

Series 2018-2A, Class C, 5.75%, 5/16/2022 (e)	385,581	393,854

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (e) (f)	190,000	192,038

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (e)	8,942	8,941

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (e) (f)	56,636	56,680

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (e) (f)	37,878	37,910

VOLT LXIX LLC Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (e) (f)	389,000	388,424

VOLT LXX LLC Series 2018-NPL6, Class A1B, 4.56%, 9/25/2048 ‡ (e) (f)	330,000	332,752

Westlake Automobile Receivables Trust

Series 2018-3A, Class C, 3.61%, 10/16/2023 (e)	130,000	132,247

Series 2018-3A, Class D, 4.00%, 10/16/2023 (e)	80,000	82,342

Series 2018-2A, Class E, 4.86%, 1/16/2024 (e)	310,000	318,449

		13,698,371

Total Asset-Backed Securities (Cost $14,534,350)		14,799,091

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Commercial Mortgage-Backed Securities — 5.9%

United States — 5.9%

BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (e)	400,000	312,977

Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 6.02%, 2/10/2051 (i)	343,589	372,963

BANK Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (e)	105,000	92,887

BHMS Series 2018-ATLS, Class A, 3.45%, 7/15/2035 (e) (i)	492,000	491,993

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 3.90%, 11/15/2035 ‡ (e) (i)	300,486	301,239

Series 2018-BIOA, Class D, 3.52%, 3/15/2037 ‡ (e) (i)	485,000	486,214

BX Trust

Series 2018-MCSF, Class B, 3.00%, 4/15/2035 ‡ (e) (i)	100,000	99,625

Series 2018-MCSF, Class C, 3.20%, 4/15/2035 ‡ (e) (i)	100,000	98,747

BXMT Ltd. Series 2017-FL1, Class D, 4.90%, 6/15/2035 ‡ (e) (i)	210,000	210,722

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (e)	205,000	194,891

Series 2016-P5, Class C, 4.46%, 10/10/2049 ‡ (i)	350,000	370,709

Commercial Mortgage Trust Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (e) (i)	540,000	539,483

CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	100,000	105,940

FHLMC, Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.42%, 7/25/2023 (i)	3,963,706	43,617

Series K078, Class X3, IO, 2.29%, 10/25/2028 (i)	1,820,000	298,055

Series K158, Class A2, 3.90%, 12/25/2030 (i)	250,000	291,311

Series K155, Class A2, 3.75%, 11/25/2032	650,000	743,937

Series K153, Class X3, IO, 3.90%, 4/25/2035 (i)	340,000	118,673

Series K036, Class X3, IO, 2.18%, 12/25/2041 (i)	2,640,000	216,768

Series K720, Class X3, IO, 1.37%, 8/25/2042 (i)	6,800,000	238,347

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series K041, Class X3, IO, 1.70%, 11/25/2042 (i)	3,470,000	270,297

Series K042, Class X3, IO, 1.66%, 1/25/2043 (i)	3,025,000	229,956

Series K718, Class X3, IO, 1.48%, 2/25/2043 (i)	10,025,000	340,223

Series K045, Class X3, IO, 1.55%, 4/25/2043 (i)	1,915,000	141,094

Series K054, Class X3, IO, 1.65%, 4/25/2043 (i)	1,365,000	123,405

Series K050, Class X3, IO, 1.61%, 10/25/2043 (i)	1,010,000	83,026

Series K051, Class X3, IO, 1.67%, 10/25/2043 (i)	1,395,000	121,446

Series K052, Class X3, IO, 1.67%, 1/25/2044 (i)	750,000	66,950

Series K726, Class X3, IO, 2.20%, 7/25/2044 (i)	2,890,000	253,287

Series K067, Class X3, IO, 2.19%, 9/25/2044 (i)	1,385,000	201,243

Series K072, Class X3, IO, 2.21%, 12/25/2045 (i)	400,000	60,978

Series K088, Class X3, IO, 2.42%, 2/25/2047 (i)	980,000	180,322

FREMF Series 2018-KF46, Class B, 4.17%, 3/25/2028 (e) (i)	688,930	680,534

FREMF Mortgage Trust

Series 2017-KF31, Class B, 5.12%, 4/25/2024 (e) (i)	56,790	57,442

Series 2017-KF36, Class B, 4.87%, 8/25/2024 (e) (i)	93,312	93,705

Series 2017-KF38, Class B, 4.72%, 9/25/2024 (e) (i)	60,527	60,818

Series 2018-KF47, Class B, 4.22%, 5/25/2025 (e) (i)	46,964	46,687

Series 2018-KF49, Class B, 4.12%, 6/25/2025 (e) (i)	581,045	576,593

Series 2013-K712, Class B, 3.41%, 5/25/2045 (e) (i)	220,000	219,818

Series 2017-K728, Class B, 3.76%, 11/25/2050 (e) (i)	190,000	198,574

Series 2017-K728, Class C, 3.76%, 11/25/2050 (e) (i)	105,000	107,271

GNMA Series 2017-23, IO, 0.74%, 5/16/2059 (i)	666,487	38,685

GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡ (e) (i)	320,000	329,058

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Commercial Mortgage-Backed Securities — continued

United States — continued

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.07%, 7/15/2044 (i)	65,977	66,785

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (i)	242,970	141,214

Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.55%, 11/14/2042 ‡ (i)	63,888	63,594

Velocity Commercial Capital Loan Trust

Series 2018-2, Class A, 4.05%, 10/26/2048 (e) (i)	257,490	264,555

Series 2019-1, Class A, 3.76%, 3/25/2049 (e) (i)	577,016	590,254

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (e) (i)	240,467	246,686

Total Commercial Mortgage-Backed Securities (Cost $11,158,447)		11,483,598

Collateralized Mortgage Obligations — 3.8%

Netherlands — 0.1%

Permanent Master Issuer plc Series 2018-1A, Class 1A1, 2.68%, 7/15/2058 (e) (i)	255,000	255,075

United Kingdom — 0.1%

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 2.90%, 12/22/2069 (e) (i)	186,667	187,093

United States — 3.6%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	165,076	168,920

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	101,881	104,833

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	146,051	149,583

Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	180,121	152,579

Antler Mortgage Trust Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (e) (i)	600,000	615,472

Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.78%, 2/25/2037 (i)	41,745	42,452

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	69,586	55,773

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.45%, 9/25/2030 (i)	60,000	60,431

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

FHLMC, REMIC

Series 2916, Class S, IF, IO, 5.05%, 1/15/2035 (i)	2,445,890	506,177

Series 4305, Class SK, IF, IO, 4.40%, 2/15/2044 (i)	928,659	187,437

Series 4689, Class SD, IF, IO, 3.95%, 6/15/2047 (i)	713,775	123,197

Series 4714, Class SA, IF, IO, 3.95%, 8/15/2047 (i)	541,531	109,093

FNMA, Connecticut Avenue Securities

Series 2018-C05, Class 1M2, 4.50%, 1/25/2031 (i)	10,000	10,120

Series 2018-C06, Class 1M2, 4.15%, 3/25/2031 (i)	130,000	130,285

Series 2018-C06, Class 2M2, 4.25%, 3/25/2031 (i)	30,000	30,047

FNMA, REMIC

Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	424,197	19,999

Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	2,074,540	141,909

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,166,846	103,936

Series 2012-93, Class SE, IF, IO, 3.95%, 9/25/2042 (i)	160,858	31,490

Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	225,602	26,155

Series 2012-133, Class NS, IF, IO, 4.00%, 12/25/2042 (i)	304,648	63,209

Series 2015-40, Class LS, IF, IO, 4.02%, 6/25/2045 (i)	515,570	96,572

Series 2016-75, Class SC, IF, IO, 3.95%, 10/25/2046 (i)	999,217	191,150

Series 2017-31, Class SG, IF, IO, 3.95%, 5/25/2047 (i)	1,744,833	325,610

Series 2017-39, Class ST, IF, IO, 3.95%, 5/25/2047 (i)	461,292	88,931

Series 2017-69, Class SH, IF, IO, 4.05%, 9/25/2047 (i)	778,287	157,821

Series 2019-42, Class SK, IF, IO, 3.90%, 8/25/2049 (i)	1,397,416	244,307

FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	321,477	26,496

GNMA

Series 2017-107, Class KS, IF, IO, 4.03%, 7/20/2047 (i)	575,224	97,477

Series 2019-42, Class SJ, IF, IO, 3.88%, 4/20/2049 (i)	1,578,631	282,595

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Collateralized Mortgage Obligations — continued

United States — continued

Series 2015-H13, Class GI, IO, 1.62%, 4/20/2065 (i)	281,376	12,599

Series 2017-H14, Class FG, 3.49%, 6/20/2067 (i)	398,579	406,844

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (e) (i)	71,446	72,583

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (e) (i)	150,000	153,348

Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 2.71%, 7/25/2029 (i)	96,354	93,827

OBX Trust

Series 2018-EXP1, Class 2A1, 3.00%, 4/25/2048 (e) (i)	228,983	228,666

Series 2019-EXP1, Class 2A1B, 3.10%, 1/25/2059 (e) (i)	426,000	418,843

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (e) (f)	559,557	565,529

Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 4.41%, 7/25/2034 (i)	22,131	22,309

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (e) (f)	240,000	241,398

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (e) (i)	159,375	160,932

Series 2019-1, Class A1, 3.84%, 2/25/2059 (e) (i)	267,368	271,225

		6,992,159

Total Collateralized Mortgage Obligations (Cost $7,270,783)		7,434,327

Mortgage-Backed Securities — 3.5%

United States — 3.5%

FHLMC Gold Pools, 30 Year Pool # G67705, 4.00%, 10/1/2047	1,846,433	1,976,143

UMBS, 15 Year

Pool # 890789, 3.00%, 9/1/2032	1,900,037	1,951,932

Pool # BM3956, 3.00%, 12/1/2032	402,898	415,103

UMBS, 30 Year Pool # CA4123, 3.50%, 9/1/2049	2,257,819	2,403,775

Total Mortgage-Backed Securities (Cost $6,569,039)		6,746,953

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
U.S. Treasury Obligations — 1.2%

U.S. Treasury Bonds 3.00%, 2/15/2048	90,000	110,324

U.S. Treasury Notes 2.88%, 5/15/2028	1,970,000	2,192,317

		2,302,641

Total U.S. Treasury Obligations (Cost $2,046,982)		2,302,641

	NO. OF WARRANTS
Warrants — 0.0% (h)

Canada — 0.0% (h)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD * (Cost $—)	2,450	86

	PRINCIPAL AMOUNT
Short-Term Investments — 3.8%

Foreign Government Treasury Bills — 0.8%

Italy Government Bond 0.06%, 12/13/2019 (a) (j) (Cost $1,810,490)	EUR 1,595,000	1,754,470

	Shares

Investment Companies — 3.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (k) (l) (Cost $5,760,227)	5,760,227	5,760,227

Total Short-Term Investments (Cost $7,570,717)		7,514,697

Total Investments — 97.0% (Cost $185,602,338)		188,656,732
Other Assets Less Liabilities — 3.0%		5,819,204

NET ASSETS — 100.0%		194,475,936

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Abbreviations

ABS	Asset-backed securities
CAD	Canadian Dollar
CLO	Collateralized Loan Obligations
DOP	Dominican Republic Peso
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

   Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.

IO

   Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
PO

   Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
SEK	Swedish Krona
SPC	Special purpose company
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
ZAR	South African Rand

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Amount rounds to less than 0.1% of net assets.
(i)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(j)	The rate shown is the effective yield as of August 31, 2019.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	59	09/2019	AUD	5,911,890	279,796

Euro-BTP	22	09/2019	EUR	3,513,465	77,183

U.S. Treasury 2 Year Note	3	12/2019	USD	648,328	(123)

U.S. Treasury 5 Year Note	59	12/2019	USD	7,080,000	8,228

U.S. Treasury 10 Year Note	5	12/2019	USD	658,906	809

U.S. Treasury 10 Year Ultra Note	34	12/2019	USD	4,913,531	14,269

U.S. Treasury Ultra Bond	10	12/2019	USD	1,976,562	12,946

					393,108

Short Contracts

3 Month Eurodollar	(196)	09/2019	USD	(47,989,375)	(422,278)

Euro-Bobl	(38)	09/2019	EUR	(5,689,496)	(95,980)

Euro-Bund	(73)	09/2019	EUR	(14,369,309)	(434,733)

Euro-Buxl	(2)	09/2019	EUR	(493,034)	(57,240)

U.S. Treasury 5 Year Note	(25)	12/2019	USD	(3,000,000)	(3,521)

U.S. Treasury 10 Year Note	(13)	12/2019	USD	(1,713,156)	(2,161)

U.S. Treasury 10 Year Ultra Note	(8)	12/2019	USD	(1,156,125)	(3,721)

U.S. Treasury Long Bond	(2)	12/2019	USD	(330,875)	(1,380)

					(1,021,014)

					(627,906)

Abbreviations
AUD	Australian Dollar
EUR	Euro
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	112,833	USD	136,134	HSBC Bank, NA	9/4/2019	1,162
USD	16,568,558	EUR	14,822,906	Goldman Sachs International	9/4/2019	277,443
USD	9,930,476	EUR	8,887,109	HSBC Bank, NA	9/4/2019	163,099
USD	345,789	EUR	310,027	State Street Corp.	9/4/2019	5,055
USD	504,592	GBP	414,086	Goldman Sachs International	9/4/2019	733
COP	6,259,449,494	USD	1,812,773	Goldman Sachs International**	9/25/2019	3,951
IDR	12,526,011,740	USD	874,721	Goldman Sachs International**	9/25/2019	5,481
THB	29,859,270	USD	969,142	HSBC Bank, NA	9/25/2019	8,090
USD	901,251	AUD	1,331,639	BNP Paribas	9/25/2019	3,868
USD	417,559	BRL	1,677,751	Citibank, NA**	9/25/2019	12,968
USD	972,842	BRL	3,907,321	Goldman Sachs International**	9/25/2019	30,589
USD	5,556,262	CAD	7,387,139	Merrill Lynch International	9/25/2019	5,989
USD	215,330	CNY	1,526,490	BNP Paribas**	9/25/2019	1,386
USD	868,653	COP	2,987,270,011	Goldman Sachs International**	9/25/2019	1,636
USD	1,408,591	EUR	1,268,357	Citibank, NA	9/25/2019	12,303
USD	506,098	EUR	450,513	Credit Suisse International	9/25/2019	10,144

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	30,723,734	EUR	27,401,153	Goldman Sachs International	9/25/2019	558,801
USD	1,216,749	EUR	1,096,631	State Street Corp.	9/25/2019	9,508
USD	1,647,325	HUF	480,077,865	Barclays Bank plc	9/25/2019	52,445
USD	195,242	HUF	56,409,212	Citibank, NA	9/25/2019	7,843
USD	2,810,719	MXN	55,306,280	Barclays Bank plc	9/25/2019	61,204
USD	1,905,729	MYR	7,993,770	Deutsche Bank AG**	9/25/2019	5,710
USD	902,077	NZD	1,400,526	State Street Corp.	9/25/2019	19,052
USD	378,527	PEN	1,284,569	Citibank, NA**	9/25/2019	430
USD	1,831,119	PLN	7,172,086	Barclays Bank plc	9/25/2019	28,819
USD	550,897	PLN	2,180,545	State Street Corp.	9/25/2019	2,940
USD	424,513	PLN	1,686,345	TD Bank Financial Group	9/25/2019	745
USD	949,942	RUB	63,017,660	Barclays Bank plc**	9/25/2019	7,949
USD	710,532	SEK	6,806,528	Goldman Sachs International	9/25/2019	16,031
ZAR	7,091,107	USD	466,152	BNP Paribas	9/25/2019	22
ZAR	14,644,261	USD	950,227	State Street Corp.	9/25/2019	12,496
USD	4,384,589	EUR	3,949,276	BNP Paribas	10/3/2019	34,180
USD	21,964,077	EUR	19,787,195	Goldman Sachs International	10/3/2019	167,067
USD	367,739	GBP	301,253	Barclays Bank plc	10/3/2019	697
USD	1,749,935	CNY	12,152,356	Barclays Bank plc**	12/23/2019	56,067

Total unrealized appreciation						1,585,903

EUR	3,949,276	USD	4,374,668	BNP Paribas	9/4/2019	(34,216)
EUR	19,787,195	USD	21,914,318	Goldman Sachs International	9/4/2019	(167,201)
EUR	283,571	USD	318,596	TD Bank Financial Group	9/4/2019	(6,937)
GBP	301,253	USD	367,272	Barclays Bank plc	9/4/2019	(707)
AUD	1,331,639	USD	904,160	HSBC Bank, NA	9/25/2019	(6,778)
BRL	1,972,780	USD	489,002	Citibank, NA**	9/25/2019	(13,265)
BRL	3,612,292	USD	898,781	Goldman Sachs International**	9/25/2019	(27,676)
EUR	1,327,431	USD	1,477,508	BNP Paribas	9/25/2019	(16,187)
EUR	278,000	USD	313,123	Credit Suisse International	9/25/2019	(7,083)
EUR	258,134	USD	289,995	Merrill Lynch International	9/25/2019	(5,825)
EUR	3,620,802	USD	4,074,256	State Street Corp.	9/25/2019	(88,246)
HUF	89,204,830	USD	304,791	Barclays Bank plc	9/25/2019	(8,441)
HUF	30,819,958	USD	105,794	Royal Bank of Canada	9/25/2019	(3,406)
MXN	19,292,063	USD	984,552	State Street Corp.	9/25/2019	(25,460)
PEN	494,941	USD	146,363	Barclays Bank plc**	9/25/2019	(683)
PLN	3,677,234	USD	934,212	State Street Corp.	9/25/2019	(10,146)
USD	3,286,841	IDR	47,169,454,916	Goldman Sachs International**	9/25/2019	(27,757)
USD	607,652	PEN	2,066,017	Merrill Lynch International**	9/25/2019	(455)
USD	966,007	THB	29,859,270	BNP Paribas	9/25/2019	(11,226)
USD	483,801	ZAR	7,435,000	Barclays Bank plc	9/25/2019	(4,981)
USD	3,026,182	ZAR	46,796,826	Citibank, NA	9/25/2019	(50,270)
USD	506,565	ZAR	7,763,000	Goldman Sachs International	9/25/2019	(3,780)

Total unrealized depreciation						(520,726)

Net unrealized appreciation						1,065,177

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019:

REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)		NOTIONAL AMOUNT (C)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD	607,000	97,418	(15,885)	81,533
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD	311,000	50,228	(8,454)	41,774
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD	608,000	88,713	(7,047)	81,666
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.24	USD	550,000	81,789	(7,912)	73,877
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	6/20/2024	1.12	USD	1,920,000	15,458	(8,959)	6,499

								333,606	(48,257)	285,349

Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Citibank, NA	6/20/2024	0.90	USD	1,920,000	(12,064)	(729)	(12,793)

								(12,064)	(729)	(12,793)

								321,542	(48,986)	272,556

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019:

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	320.51	USD	4,620,000	(345,830)	(5,957)	(351,787)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	320.51	USD	3,030,000	(217,555)	(13,163)	(230,718)
iTraxx Europe 31-V1	5.00	Quarterly	6/20/2024	236.78	EUR	2,183,000	(249,080)	(41,511)	(290,591)
iTraxx Europe 31-V1	5.00	Quarterly	6/20/2024	236.78	EUR	1,900,000	(204,979)	(47,941)	(252,920)

							(1,017,444)	(108,572)	(1,126,016)

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar

Summary of total swap contracts outstanding as of August 31, 2019:

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	333,606	285,349

Total OTC swap contracts outstanding	333,606	285,349

Liabilities
OTC Credit default swap contracts outstanding — buy protection	(12,064)	(12,793)

Total OTC swap contracts outstanding	(12,064)	(12,793)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.1%

Aerospace & Defense — 3.0%

Arconic, Inc.

6.15%, 8/15/2020	288,000	297,775

5.40%, 4/15/2021	385,000	396,743

5.13%, 10/1/2024	372,000	396,420

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (a)	390,000	388,050

7.50%, 3/15/2025 (a)	468,000	455,715

7.88%, 4/15/2027 (a)	643,000	622,906

TransDigm, Inc.

6.00%, 7/15/2022	330,000	335,362

6.50%, 7/15/2024	374,000	386,155

6.25%, 3/15/2026 (a)	1,287,000	1,388,326

6.38%, 6/15/2026	262,000	274,966

		4,942,418

Air Freight & Logistics — 0.4%

XPO Logistics, Inc.

6.50%, 6/15/2022 (a)	287,000	293,294

6.13%, 9/1/2023 (a)	145,000	149,930

6.75%, 8/15/2024 (a)	125,000	134,687

		577,911

Auto Components — 1.7%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a)	300,000	231,750

Adient US LLC 7.00%, 5/15/2026 (a)	260,000	265,850

Allison Transmission, Inc.

5.00%, 10/1/2024 (a)	273,000	280,876

5.88%, 6/1/2029 (a)	125,000	134,063

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	80,000	80,700

6.25%, 4/1/2025	169,000	158,857

6.50%, 4/1/2027	145,000	133,037

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023 (b)	273,000	276,412

5.00%, 5/31/2026 (b)	244,000	241,560

4.88%, 3/15/2027 (b)	170,000	164,050

Icahn Enterprises LP

5.88%, 2/1/2022	390,000	396,337

6.25%, 2/1/2022	349,000	359,470

6.38%, 12/15/2025	122,000	129,168

		2,852,130

Automobiles — 0.6%

Fiat Chrysler Automobiles NV (United Kingdom) 5.25%, 4/15/2023	600,000	641,586

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

Jaguar Land Rover Automotive plc (United Kingdom)

5.63%, 2/1/2023 (a) (b)	150,000	143,645

4.50%, 10/1/2027 (a)	200,000	157,580

		942,811

Banks — 2.0%

Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (c)	480,000	498,606

CIT Group, Inc.

4.13%, 3/9/2021	106,000	108,252

5.00%, 8/15/2022	330,000	351,810

5.00%, 8/1/2023	198,000	214,582

4.75%, 2/16/2024	70,000	75,163

5.25%, 3/7/2025	97,000	108,640

Goldman Sachs Capital I 6.35%, 2/15/2034	324,000	422,575

Intesa Sanpaolo SpA (Italy)

5.02%, 6/26/2024 (a)	600,000	615,091

5.71%, 1/15/2026 (a)	600,000	633,052

Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 2.50%), 7.65%, 9/30/2031 (c) (d) (e)	233,000	312,220

		3,339,991

Beverages — 0.0% (f)

Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	40,000	41,701

Building Products — 0.3%

Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	194,000	202,003

Summit Materials LLC 6.13%, 7/15/2023	201,000	204,266

		406,269

Capital Markets — 1.4%

Deutsche Bank AG (Germany) 4.50%, 4/1/2025	408,000	385,462

(USD Swap Semi 5 Year + 2.25%), 4.30%, 5/24/2028 (c)	408,000	375,754

(USD ICE Swap Rate 5 Year + 2.55%), 4.88%, 12/1/2032 (c)	400,000	357,544

Dresdner Funding Trust I 8.15%, 6/30/2031 (a)	340,000	459,850

MSCI, Inc.

5.25%, 11/15/2024 (a)	232,000	240,862

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

5.75%, 8/15/2025 (a)	224,000	235,200

4.75%, 8/1/2026 (a)	92,000	96,255

5.38%, 5/15/2027 (a)	159,000	171,005

		2,321,932

Chemicals — 2.0%

Ashland LLC 4.75%, 8/15/2022 (g)	298,000	313,186

Blue Cube Spinco LLC

9.75%, 10/15/2023	198,000	217,305

10.00%, 10/15/2025	93,000	104,392

CF Industries, Inc.

3.45%, 6/1/2023	217,000	221,909

5.15%, 3/15/2034	222,000	227,550

4.95%, 6/1/2043	180,000	176,850

5.38%, 3/15/2044	223,000	225,359

Chemours Co. (The)

6.63%, 5/15/2023	240,000	244,200

7.00%, 5/15/2025	200,000	197,500

5.38%, 5/15/2027	145,000	128,687

Element Solutions, Inc. 5.88%, 12/1/2025 (a)	243,000	253,935

Olin Corp.

5.13%, 9/15/2027	144,000	147,960

5.63%, 8/1/2029	241,000	250,339

5.00%, 2/1/2030	160,000	159,800

Tronox, Inc. 6.50%, 4/15/2026 (a) (b)	179,000	170,050

WR Grace & Co.-Conn. 5.13%, 10/1/2021 (a)	183,000	189,863

		3,228,885

Commercial Services & Supplies — 2.2%

ADT Security Corp. (The)

6.25%, 10/15/2021	312,000	331,500

3.50%, 7/15/2022	312,000	312,780

4.13%, 6/15/2023	177,000	179,821

4.88%, 7/15/2032 (a)	227,000	197,774

Aramark Services, Inc.

5.13%, 1/15/2024	281,000	289,728

5.00%, 4/1/2025 (a)	187,000	193,199

4.75%, 6/1/2026	73,000	74,825

5.00%, 2/1/2028 (a)	359,000	372,911

Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/2021 (a)	178,000	178,516

Nielsen Finance LLC

4.50%, 10/1/2020	225,000	225,180

5.00%, 4/15/2022 (a)	680,000	683,400

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Services & Supplies — continued

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (a)	241,000	248,931

5.75%, 4/15/2026 (a) (b)	241,000	251,243

		3,539,808

Communications Equipment — 1.8%

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	501,000	447,142

5.00%, 3/15/2027 (a)	216,000	180,630

CommScope, Inc.

5.00%, 6/15/2021 (a)	60,000	60,001

5.50%, 3/1/2024 (a)	375,000	380,156

5.50%, 6/15/2024 (a)	187,000	176,949

6.00%, 3/1/2026 (a)	375,000	381,937

Nokia OYJ (Finland)

3.38%, 6/12/2022	144,000	145,800

4.38%, 6/12/2027	145,000	150,438

6.63%, 5/15/2039	146,000	168,630

Telefonaktiebolaget LM Ericsson (Sweden)

4.13%, 5/15/2022	338,000	350,056

ViaSat, Inc.

5.63%, 9/15/2025 (a)	225,000	226,688

5.63%, 4/15/2027 (a)	200,000	212,500

		2,880,927

Construction & Engineering — 0.4%

AECOM

5.88%, 10/15/2024	249,000	268,920

5.13%, 3/15/2027	312,000	325,890

		594,810

Consumer Finance — 2.5%

Ally Financial, Inc.

5.13%, 9/30/2024	221,000	246,967

5.75%, 11/20/2025	331,000	378,995

8.00%, 11/1/2031	630,000	880,425

Navient Corp.

6.50%, 6/15/2022	267,000	289,028

5.50%, 1/25/2023	250,000	262,575

6.13%, 3/25/2024	125,000	132,656

Springleaf Finance Corp.

8.25%, 12/15/2020	217,000	232,157

7.75%, 10/1/2021	31,000	33,867

6.13%, 5/15/2022	254,000	273,685

5.63%, 3/15/2023	141,000	151,575

6.13%, 3/15/2024	216,000	235,440

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

6.88%, 3/15/2025	406,000	460,303

7.13%, 3/15/2026	489,000	557,705

		4,135,378

Containers & Packaging — 2.4%

Ardagh Packaging Finance plc (Ireland)

4.63%, 5/15/2023 (a)	400,000	409,384

6.00%, 2/15/2025 (a)	600,000	626,625

Ball Corp.

4.38%, 12/15/2020	282,000	288,345

4.00%, 11/15/2023	312,000	329,550

5.25%, 7/1/2025	312,000	350,220

Berry Global, Inc.

5.50%, 5/15/2022	138,000	140,319

5.13%, 7/15/2023	182,000	186,550

4.50%, 2/15/2026 (a)	125,000	124,375

4.88%, 7/15/2026 (a)	402,000	422,100

5.63%, 7/15/2027 (a)	115,000	120,750

Crown Americas LLC

4.50%, 1/15/2023	287,000	301,350

4.75%, 2/1/2026	237,000	248,850

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (a)	119,000	121,826

5.88%, 8/15/2023 (a)	182,000	193,830

		3,864,074

Diversified Consumer Services — 0.2%

Service Corp. International

5.38%, 5/15/2024	222,000	228,771

4.63%, 12/15/2027	141,000	146,993

		375,764

Diversified Financial Services — 0.2%

Allied Universal Holdco LLC 6.63%, 7/15/2026 (a)	322,000	342,125

Diversified Telecommunication Services — 7.0%

Altice France SA (France)

6.25%, 5/15/2024 (a)	246,000	253,606

7.38%, 5/1/2026 (a)	1,759,000	1,877,733

8.13%, 2/1/2027 (a)	539,000	594,247

CCO Holdings LLC

5.88%, 4/1/2024 (a)	116,000	120,785

5.75%, 2/15/2026 (a)	721,000	763,359

5.50%, 5/1/2026 (a)	61,000	64,279

5.13%, 5/1/2027 (a)	963,000	1,018,363

5.00%, 2/1/2028 (a)	721,000	757,050

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

5.38%, 6/1/2029 (a)	191,000	204,131

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	387,000	407,801

Series T, 5.80%, 3/15/2022	429,000	449,914

Series Y, 7.50%, 4/1/2024	309,000	342,984

Embarq Corp. 8.00%, 6/1/2036	469,000	459,789

Intelsat Jackson Holdings SA (Luxembourg) 8.00%, 2/15/2024 (a)	374,000	389,427

Level 3 Financing, Inc.

5.38%, 8/15/2022	288,000	289,080

5.38%, 1/15/2024	245,000	249,287

5.38%, 5/1/2025	244,000	253,760

Sprint Capital Corp. 6.88%, 11/15/2028	781,000	865,934

Telecom Italia Capital SA (Italy)

7.20%, 7/18/2036	316,000	352,340

7.72%, 6/4/2038	318,000	367,290

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	600,000	642,000

Virgin Media Finance plc (United Kingdom) 6.00%, 10/15/2024 (a)	200,000	206,500

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (a)	400,000	410,000

5.50%, 8/15/2026 (a)	200,000	209,250

		11,548,909

Electric Utilities — 1.3%

Emera, Inc. (Canada)

Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	374,000	406,725

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (a)	225,000	231,187

4.25%, 9/15/2024 (a)	160,000	165,920

4.50%, 9/15/2027 (a)	156,000	160,290

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	317,000	332,850

5.63%, 2/15/2027 (a)	405,000	428,794

5.00%, 7/31/2027 (a)	410,000	423,325

		2,149,091

Electrical Equipment — 0.2%

Sensata Technologies BV

4.88%, 10/15/2023 (a)	139,000	145,825

5.00%, 10/1/2025 (a)	193,000	204,580

		350,405

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.3%

CDW LLC

5.00%, 9/1/2023	144,000	146,880

5.50%, 12/1/2024	167,000	181,821

5.00%, 9/1/2025	182,000	190,190

		518,891

Energy Equipment & Services — 1.4%

Diamond Offshore Drilling, Inc.

7.88%, 8/15/2025	126,000	115,958

5.70%, 10/15/2039	128,000	79,360

4.88%, 11/1/2043	207,000	117,990

Nabors Industries, Inc.

4.63%, 9/15/2021	240,000	228,600

5.75%, 2/1/2025	260,000	208,000

Rowan Cos., Inc. 4.88%, 6/1/2022	200,000	163,000

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	94,340	95,166

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	36,000	38,025

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	28,500	29,141

Transocean, Inc.

9.00%, 7/15/2023 (a)	352,000	363,873

7.25%, 11/1/2025 (a)	231,000	210,210

7.50%, 1/15/2026 (a)	198,000	180,675

USA Compression Partners LP

6.88%, 4/1/2026	230,000	235,750

6.88%, 9/1/2027 (a)	230,000	236,573

		2,302,321

Entertainment — 1.4%

Lions Gate Capital Holdings LLC

6.38%, 2/1/2024 (a)	125,000	132,024

5.88%, 11/1/2024 (a)	125,000	130,000

Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	163,000	168,909

Netflix, Inc.

5.50%, 2/15/2022	26,000	27,690

5.88%, 2/15/2025	160,000	176,600

4.38%, 11/15/2026 (b)	276,000	282,555

4.88%, 4/15/2028	451,000	471,859

5.88%, 11/15/2028	526,000	588,462

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (c)	172,000	179,587

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Entertainment — continued

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (c)	172,000	185,115

		2,342,801

Equity Real Estate Investment Trusts (REITs) — 3.1%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	310,000	326,275

CyrusOne LP 5.00%, 3/15/2024	202,000	208,565

Equinix, Inc.

5.38%, 4/1/2023	288,000	293,760

5.88%, 1/15/2026	341,000	362,739

5.38%, 5/15/2027	395,000	426,730

Iron Mountain, Inc.

6.00%, 8/15/2023	82,000	83,845

5.75%, 8/15/2024	286,000	289,575

4.88%, 9/15/2027 (a)	312,000	320,387

5.25%, 3/15/2028 (a)	257,000	266,637

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	315,000	344,138

4.50%, 9/1/2026	163,000	170,742

5.75%, 2/1/2027 (a)	237,000	261,636

MPT Operating Partnership LP

6.38%, 3/1/2024	139,000	145,603

5.25%, 8/1/2026	122,000	128,899

5.00%, 10/15/2027	394,000	420,595

SBA Communications Corp.

4.88%, 7/15/2022	202,000	205,151

4.00%, 10/1/2022	229,000	233,008

4.88%, 9/1/2024	336,000	347,760

Uniti Group LP 6.00%, 4/15/2023 (a)	175,000	166,687

		5,002,732

Food Products — 2.0%

B&G Foods, Inc.

4.63%, 6/1/2021	192,000	192,624

5.25%, 4/1/2025	307,000	311,314

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (a)	214,000	223,718

4.88%, 11/1/2026 (a)	214,000	223,362

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	316,000	328,640

5.88%, 9/30/2027 (a)	268,000	288,770

Post Holdings, Inc.

5.50%, 3/1/2025 (a)	316,000	330,615

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food Products — continued

5.00%, 8/15/2026 (a)	536,000	558,780

5.75%, 3/1/2027 (a)	410,000	435,625

5.63%, 1/15/2028 (a)	211,000	224,715

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	204,000	211,905

		3,330,068

Gas Utilities — 0.5%

AmeriGas Partners LP

5.63%, 5/20/2024	189,000	200,576

5.50%, 5/20/2025	193,000	204,097

5.88%, 8/20/2026	189,000	205,245

Suburban Propane Partners LP 5.50%, 6/1/2024	164,000	166,460

		776,378

Health Care Equipment & Supplies — 0.2%

Hologic, Inc. 4.38%, 10/15/2025 (a)	267,000	273,007

Teleflex, Inc. 4.63%, 11/15/2027	118,000	124,771

		397,778

Health Care Providers & Services — 6.5%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	175,000	178,717

Centene Corp.

5.63%, 2/15/2021	396,000	401,445

6.13%, 2/15/2024	258,000	270,384

4.75%, 1/15/2025	339,000	351,712

5.38%, 6/1/2026 (a)	579,000	618,980

DaVita, Inc.

5.75%, 8/15/2022	349,000	352,525

5.13%, 7/15/2024	494,000	502,502

5.00%, 5/1/2025	422,000	422,527

Encompass Health Corp. 5.75%, 11/1/2024	310,000	313,875

HCA, Inc.

7.50%, 2/15/2022	624,000	698,761

5.38%, 2/1/2025	775,000	860,250

5.63%, 9/1/2028	468,000	532,496

5.88%, 2/1/2029	119,000	136,999

MEDNAX, Inc.

5.25%, 12/1/2023 (a)	231,000	232,155

6.25%, 1/15/2027 (a)	322,000	315,560

Molina Healthcare, Inc. 5.38%, 11/15/2022 (g)	205,000	219,102

Tenet Healthcare Corp.

6.00%, 10/1/2020	470,000	488,330

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — continued

8.13%, 4/1/2022	831,000	895,319

6.75%, 6/15/2023	408,000	419,220

4.63%, 7/15/2024	538,000	553,467

4.63%, 9/1/2024 (a)	69,000	71,070

5.13%, 5/1/2025	407,000	408,018

4.88%, 1/1/2026 (a)	340,000	349,384

6.25%, 2/1/2027 (a)	260,000	269,750

5.13%, 11/1/2027 (a)	254,000	262,573

WellCare Health Plans, Inc.

5.25%, 4/1/2025	346,000	362,280

5.38%, 8/15/2026 (a)	217,000	231,376

		10,718,777

Health Care Technology — 0.5%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	400,000	422,000

5.00%, 5/15/2027 (a)	300,000	316,875

		738,875

Hotels, Restaurants & Leisure — 7.7%

1011778 BC ULC (Canada)

4.63%, 1/15/2022 (a)	351,000	352,316

4.25%, 5/15/2024 (a)	483,000	498,582

5.00%, 10/15/2025 (a)	901,000	930,282

Boyd Gaming Corp.

6.88%, 5/15/2023	202,000	209,530

6.38%, 4/1/2026	226,000	239,560

6.00%, 8/15/2026	191,000	201,744

Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	481,000	489,417

Cedar Fair LP

5.38%, 4/15/2027	160,000	172,400

5.25%, 7/15/2029 (a)	160,000	173,600

Churchill Downs, Inc.

5.50%, 4/1/2027 (a)	180,000	191,250

4.75%, 1/15/2028 (a)	160,000	164,800

Eldorado Resorts, Inc.

6.00%, 4/1/2025	276,000	292,560

6.00%, 9/15/2026	189,000	206,719

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (a)	410,000	423,837

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	298,000	303,960

5.13%, 5/1/2026	432,000	455,976

4.88%, 1/15/2030 (a)	320,000	342,400

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	244,000	251,930

4.88%, 4/1/2027	177,000	186,293

International Game Technology plc

6.25%, 2/15/2022 (a)	600,000	634,500

6.50%, 2/15/2025 (a)	400,000	439,000

6.25%, 1/15/2027 (a)	213,000	233,768

KFC Holding Co.

5.00%, 6/1/2024 (a)	294,000	303,922

5.25%, 6/1/2026 (a)	299,000	316,193

4.75%, 6/1/2027 (a)	200,000	209,500

MGM Resorts International

6.63%, 12/15/2021	395,000	429,563

7.75%, 3/15/2022	213,000	239,141

6.00%, 3/15/2023	395,000	434,500

5.75%, 6/15/2025	245,000	269,814

5.50%, 4/15/2027	316,000	342,465

NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	21,000	21,315

Sabre GLBL, Inc.

5.38%, 4/15/2023 (a)	153,000	156,825

5.25%, 11/15/2023 (a)	144,000	147,960

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	395,000	408,130

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	316,000	327,060

5.50%, 4/15/2027 (a)	163,000	174,410

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	280,000	297,150

Wyndham Destinations, Inc. 4.25%, 3/1/2022	172,000	176,300

Wynn Las Vegas LLC

4.25%, 5/30/2023 (a)	143,000	147,147

5.50%, 3/1/2025 (a)	568,000	599,240

5.25%, 5/15/2027 (a)	288,000	298,440

		12,693,499

Household Durables — 1.1%

Brookfield Residential Properties, Inc. (Canada)

6.50%, 12/15/2020 (a)	152,000	152,190

6.13%, 7/1/2022 (a)	153,000	155,104

Lennar Corp.

4.13%, 1/15/2022	155,000	159,991

4.75%, 11/15/2022 (g)	26,000	27,430

4.50%, 4/30/2024	169,000	179,774

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Household Durables — continued

4.75%, 11/29/2027	291,000	316,462

MDC Holdings, Inc. 6.00%, 1/15/2043	144,000	147,600

PulteGroup, Inc.

5.50%, 3/1/2026	216,000	237,060

5.00%, 1/15/2027	172,000	184,900

Tempur Sealy International, Inc. 5.50%, 6/15/2026	152,000	158,840

		1,719,351

Household Products — 0.5%

Energizer Holdings, Inc.

5.50%, 6/15/2025 (a)	168,000	170,192

6.38%, 7/15/2026 (a)	140,000	147,525

7.75%, 1/15/2027 (a)	189,000	206,719

Spectrum Brands, Inc. 5.75%, 7/15/2025	276,000	287,040

		811,476

Independent Power and Renewable Electricity Producers — 1.1%

AES Corp.

4.00%, 3/15/2021	70,000	71,495

4.88%, 5/15/2023	222,000	225,052

5.50%, 4/15/2025	170,000	177,443

Clearway Energy Operating LLC

5.38%, 8/15/2024	170,000	174,250

5.75%, 10/15/2025 (a)	187,000	194,951

NRG Energy, Inc.

7.25%, 5/15/2026	275,000	301,469

6.63%, 1/15/2027	389,000	420,120

5.75%, 1/15/2028	230,000	247,825

		1,812,605

Insurance — 0.1%

Genworth Holdings, Inc. 7.63%, 9/24/2021	179,000	186,608

Internet & Direct Marketing Retail — 0.4%

QVC, Inc.

4.38%, 3/15/2023	244,000	254,881

4.85%, 4/1/2024	186,000	197,606

4.45%, 2/15/2025	154,000	160,192

		612,679

IT Services — 1.1%

VeriSign, Inc.

4.63%, 5/1/2023	216,000	219,510

5.25%, 4/1/2025	138,000	150,765

4.75%, 7/15/2027	228,000	241,110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

IT Services — continued

Zayo Group LLC

6.00%, 4/1/2023	438,000	451,744

6.38%, 5/15/2025	284,000	292,165

5.75%, 1/15/2027 (a)	503,000	513,060

		1,868,354

Leisure Products — 0.3%

Mattel, Inc. 6.75%, 12/31/2025 (a)	421,000	432,578

Life Sciences Tools & Services — 0.3%

Avantor, Inc. 6.00%, 10/1/2024 (a)	500,000	536,250

Machinery — 0.2%

Colfax Corp. 6.00%, 2/15/2024 (a)	187,000	199,389

Navistar International Corp. 6.63%, 11/1/2025 (a)	125,000	126,562

		325,951

Media — 9.9%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (a)	600,000	618,750

7.50%, 5/15/2026 (a)	850,000	905,250

AMC Networks, Inc.

4.75%, 12/15/2022	155,000	157,325

5.00%, 4/1/2024	308,000	317,240

4.75%, 8/1/2025	218,000	222,633

Cablevision Systems Corp. 5.88%, 9/15/2022	92,000	98,412

Cinemark USA, Inc. 4.88%, 6/1/2023	213,000	216,994

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	196,000	200,247

Series B, 6.50%, 11/15/2022	561,000	573,157

CSC Holdings LLC

5.13%, 12/15/2021 (a)	413,000	413,516

5.38%, 7/15/2023 (a)	400,000	411,104

7.75%, 7/15/2025 (a)	400,000	429,500

10.88%, 10/15/2025 (a)	567,000	643,545

5.50%, 5/15/2026 (a)	400,000	423,000

5.50%, 4/15/2027 (a)	400,000	428,000

7.50%, 4/1/2028 (a)	400,000	450,000

6.50%, 2/1/2029 (a)	200,000	224,125

DISH DBS Corp.

6.75%, 6/1/2021	572,000	602,488

5.88%, 7/15/2022	573,000	593,055

5.88%, 11/15/2024	570,000	542,241

Gray Television, Inc.

5.13%, 10/15/2024 (a)	152,000	156,940

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

5.88%, 7/15/2026 (a)	202,000	211,090

7.00%, 5/15/2027 (a)	231,000	252,587

iHeartCommunications, Inc. 8.38%, 5/1/2027	467,000	503,776

Lamar Media Corp.

5.00%, 5/1/2023	145,000	147,855

5.38%, 1/15/2024	142,000	145,905

Meredith Corp. 6.88%, 2/1/2026	393,000	414,615

Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	249,000	258,960

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (a)	360,000	375,300

Outfront Media Capital LLC 5.63%, 2/15/2024	148,000	152,440

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	247,000	267,459

Sinclair Television Group, Inc.

6.13%, 10/1/2022	127,000	128,746

5.63%, 8/1/2024 (a)	150,000	154,500

Sirius XM Radio, Inc.

3.88%, 8/1/2022 (a)	305,000	310,338

4.63%, 7/15/2024 (a)	282,000	294,337

5.38%, 4/15/2025 (a)	36,000	37,350

5.00%, 8/1/2027 (a)	437,000	461,035

5.50%, 7/1/2029 (a)	208,000	226,660

TEGNA, Inc. 6.38%, 10/15/2023	188,000	193,264

Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	400,000	406,800

Tribune Media Co. 5.88%, 7/15/2022	296,000	300,348

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	400,000	417,200

Unitymedia Hessen GmbH & Co. KG (Germany)

5.00%, 1/15/2025 (a)	200,000	206,524

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	200,000	208,500

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	400,000	411,700

Videotron Ltd. (Canada)

5.00%, 7/15/2022	221,000	231,774

5.13%, 4/15/2027 (a)	172,000	181,030

Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	150,000	156,375

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	600,000	632,970

		16,316,960

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Metals & Mining — 3.5%

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	200,000	210,000

7.00%, 9/30/2026 (a)	200,000	215,440

6.13%, 5/15/2028 (a)	200,000	208,000

Allegheny Technologies, Inc.

5.95%, 1/15/2021	155,000	158,487

7.88%, 8/15/2023 (g)	167,000	179,108

Cleveland-Cliffs, Inc.

5.75%, 3/1/2025	82,000	82,205

5.88%, 6/1/2027 (a)	180,000	175,500

Constellium SE

6.63%, 3/1/2025 (a)	250,000	261,719

5.88%, 2/15/2026 (a)	250,000	260,625

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	200,000	206,000

5.13%, 3/15/2023 (a)	151,000	157,040

5.13%, 5/15/2024 (a)	226,000	235,605

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	587,000	588,467

3.88%, 3/15/2023	605,000	611,292

5.45%, 3/15/2043	595,000	542,938

Hudbay Minerals, Inc. (Canada) 7.63%, 1/15/2025 (a)	193,000	195,891

Novelis Corp.

6.25%, 8/15/2024 (a)	332,000	347,770

5.88%, 9/30/2026 (a)	437,000	461,581

Steel Dynamics, Inc.

5.13%, 10/1/2021	182,000	182,508

5.50%, 10/1/2024	139,000	143,239

United States Steel Corp.

6.88%, 8/15/2025 (b)	228,000	216,384

6.25%, 3/15/2026	195,000	172,454

		5,812,253

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc.

3.63%, 2/1/2021	127,000	127,953

5.00%, 12/15/2021	185,000	191,937

4.75%, 3/15/2025	107,000	109,675

		429,565

Oil, Gas & Consumable Fuels — 11.3%

Aker BP ASA (Norway)

4.75%, 6/15/2024 (a)	241,000	246,422

5.88%, 3/31/2025 (a)	161,000	169,533

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Antero Midstream Partners LP

5.38%, 9/15/2024	200,000	188,500

5.75%, 3/1/2027 (a)	200,000	183,500

5.75%, 1/15/2028 (a)	209,000	189,667

Antero Resources Corp.

5.38%, 11/1/2021	287,000	278,749

5.13%, 12/1/2022	300,000	276,000

5.63%, 6/1/2023 (b)	201,000	185,422

Callon Petroleum Co. 6.13%, 10/1/2024	193,000	187,210

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (b)	102,000	97,563

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	415,000	478,806

5.88%, 3/31/2025	468,000	521,820

5.13%, 6/30/2027	468,000	516,555

Cheniere Energy Partners LP

5.25%, 10/1/2025	467,000	482,761

5.63%, 10/1/2026	346,000	365,030

Chesapeake Energy Corp.

7.00%, 10/1/2024	280,000	213,500

8.00%, 1/15/2025	385,000	291,637

8.00%, 3/15/2026 (a)	125,000	89,375

8.00%, 6/15/2027 (b)	400,000	289,004

CNX Resources Corp.

5.88%, 4/15/2022	378,000	365,715

7.25%, 3/14/2027 (a)	125,000	104,687

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (g)	188,000	191,290

5.75%, 4/1/2025	135,000	138,038

5.63%, 5/1/2027 (a)	125,000	124,960

DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (c) (d) (e)	156,000	149,370

DCP Midstream Operating LP

3.88%, 3/15/2023	63,000	63,787

5.38%, 7/15/2025	257,000	271,778

5.13%, 5/15/2029	193,000	197,835

(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (a) (c)	162,000	149,850

Diamondback Energy, Inc.

4.75%, 11/1/2024	378,000	389,340

5.38%, 5/31/2025	250,000	262,500

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (c) (d) (e)	296,000	275,712

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (c) (d) (e)	160,000	151,600

EnLink Midstream Partners LP

4.40%, 4/1/2024	160,000	158,400

4.15%, 6/1/2025	234,000	223,470

5.45%, 6/1/2047	140,000	118,300

Genesis Energy LP

6.75%, 8/1/2022	194,000	196,105

6.50%, 10/1/2025	162,000	157,747

Matador Resources Co. 5.88%, 9/15/2026	328,000	317,750

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (a)	225,000	212,625

7.00%, 3/31/2024 (a)	275,000	261,594

6.50%, 1/15/2025 (a)	236,000	237,180

Moss Creek Resources Holdings, Inc. 10.50%, 5/15/2027 (a)	150,000	117,750

Murphy Oil Corp.

4.00%, 6/1/2022	10,000	10,000

4.20%, 12/1/2022 (g)	189,000	190,890

6.88%, 8/15/2024	160,000	167,648

5.75%, 8/15/2025	160,000	161,952

NGL Energy Partners LP 7.50%, 11/1/2023	169,000	171,058

NuStar Logistics LP

6.00%, 6/1/2026	161,000	172,673

5.63%, 4/28/2027	171,000	177,840

Oasis Petroleum, Inc. 6.88%, 3/15/2022	233,000	216,690

Parsley Energy LLC

5.38%, 1/15/2025 (a)	186,000	189,720

5.63%, 10/15/2027 (a)	218,000	224,540

PBF Holding Co. LLC 7.25%, 6/15/2025	203,000	210,290

PDC Energy, Inc. 5.75%, 5/15/2026	187,000	182,774

Peabody Energy Corp.

6.00%, 3/31/2022 (a)	139,000	143,170

6.38%, 3/31/2025 (a)	127,000	132,556

QEP Resources, Inc.

5.38%, 10/1/2022	155,000	139,500

5.25%, 5/1/2023	186,000	162,750

5.63%, 3/1/2026 (b)	138,000	111,780

Range Resources Corp.

5.00%, 8/15/2022	152,000	141,740

5.00%, 3/15/2023	206,000	182,310

4.88%, 5/15/2025	212,000	173,840

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Seven Generations Energy Ltd. (Canada)

5.38%, 9/30/2025 (a)	203,000	194,373

SM Energy Co.

6.13%, 11/15/2022	150,000	139,500

5.63%, 6/1/2025	140,000	119,000

6.75%, 9/15/2026	131,000	111,350

6.63%, 1/15/2027	156,000	132,600

Southwestern Energy Co.

6.20%, 1/23/2025 (g)	308,000	269,500

7.50%, 4/1/2026	174,000	152,285

7.75%, 10/1/2027	156,000	135,720

Sunoco LP

4.88%, 1/15/2023	312,000	319,020

5.50%, 2/15/2026	226,000	234,475

6.00%, 4/15/2027	125,000	131,563

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (a)	170,000	168,513

5.50%, 9/15/2024 (a)	234,000	228,150

5.50%, 1/15/2028 (a)	238,000	224,017

Targa Resources Partners LP

4.25%, 11/15/2023	144,000	143,820

6.75%, 3/15/2024	34,000	35,317

5.88%, 4/15/2026	283,000	296,443

6.50%, 7/15/2027 (a)	234,000	253,890

5.00%, 1/15/2028	198,000	198,990

6.88%, 1/15/2029 (a)	234,000	258,570

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	172,000	176,240

5.00%, 1/31/2028 (a)	218,000	226,997

Whiting Petroleum Corp.

5.75%, 3/15/2021	229,000	214,161

6.63%, 1/15/2026	312,000	225,794

WPX Energy, Inc.

6.00%, 1/15/2022	165,000	169,538

8.25%, 8/1/2023	92,000	102,350

5.25%, 9/15/2024	203,000	206,045

5.75%, 6/1/2026	156,000	161,850

		18,582,229

Personal Products — 0.3%

Edgewell Personal Care Co.

4.70%, 5/19/2021	155,000	157,712

4.70%, 5/24/2022	158,000	161,160

Prestige Brands, Inc. 6.38%, 3/1/2024 (a)	125,000	130,938

		449,810

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — 2.0%

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (a)	100,000	110,998

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	247,000	255,719

5.88%, 5/15/2023 (a)	380,000	384,750

7.00%, 3/15/2024 (a)	564,000	595,674

6.13%, 4/15/2025 (a)	1,043,000	1,074,290

5.50%, 11/1/2025 (a)	363,000	380,689

Elanco Animal Health, Inc.

3.91%, 8/27/2021	70,000	71,350

4.27%, 8/28/2023	217,000	227,287

4.90%, 8/28/2028	217,000	236,665

		3,337,422

Real Estate Management & Development — 0.4%

Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	284,000	292,520

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	319,000	326,576

		619,096

Road & Rail — 0.4%

Hertz Corp. (The)

7.63%, 6/1/2022 (a)	390,000	406,107

5.50%, 10/15/2024 (a)	249,000	244,020

		650,127

Semiconductors & Semiconductor Equipment — 0.1%

Sensata Technologies UK Financing Co. plc

6.25%, 2/15/2026 (a)	200,000	212,442

Software — 1.5%

CDK Global, Inc.

5.00%, 10/15/2024 (g)	144,000	151,560

5.88%, 6/15/2026	143,000	151,880

4.88%, 6/1/2027	242,000	250,044

Nuance Communications, Inc. 5.63%, 12/15/2026	144,000	151,740

Open Text Corp. (Canada)

5.63%, 1/15/2023 (a)	238,000	243,950

5.88%, 6/1/2026 (a)	247,000	263,969

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	631,000	662,550

Symantec Corp.

4.20%, 9/15/2020	225,000	228,265

5.00%, 4/15/2025 (a)	324,000	326,161

		2,430,119

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Specialty Retail — 0.9%

Bed Bath & Beyond, Inc. 5.17%, 8/1/2044	268,000	186,975

L Brands, Inc.

6.63%, 4/1/2021	214,000	225,235

5.63%, 2/15/2022	277,000	291,196

5.25%, 2/1/2028	87,000	79,388

6.88%, 11/1/2035	322,000	272,090

6.75%, 7/1/2036	225,000	189,000

Penske Automotive Group, Inc.

5.75%, 10/1/2022	147,000	148,926

5.50%, 5/15/2026	116,000	121,510

Sally Holdings LLC 5.63%, 12/1/2025 (b)	26,000	26,065

		1,540,385

Technology Hardware, Storage & Peripherals — 2.0%

Dell International LLC

5.88%, 6/15/2021 (a)	425,000	432,025

7.13%, 6/15/2024 (a)	500,000	527,110

EMC Corp. 3.38%, 6/1/2023	294,000	291,482

NCR Corp.

4.63%, 2/15/2021	138,000	138,014

5.00%, 7/15/2022	227,000	228,548

6.38%, 12/15/2023	204,000	210,361

Western Digital Corp. 4.75%, 2/15/2026	741,000	758,376

Xerox Corp.

4.50%, 5/15/2021	300,000	307,500

4.12%, 3/15/2023 (g)	370,000	376,475

		3,269,891

Textiles, Apparel & Luxury Goods — 0.3%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	245,000	256,331

4.88%, 5/15/2026 (a)	272,000	286,737

		543,068

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (a)	137,000	142,480

Tobacco — 0.2%

Vector Group Ltd. 6.13%, 2/1/2025 (a)	268,000	262,640

Trading Companies & Distributors — 1.6%

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	375,000	369,844

Fortress Transportation & Infrastructure Investors LLC

6.75%, 3/15/2022 (a)	125,000	130,000

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	386,000	398,062

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan High Yield Research Enhanced ETF

(formerly known as JPMorgan Disciplined High Yield ETF)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Trading Companies & Distributors — continued

United Rentals North America, Inc.

4.63%, 7/15/2023	131,000	133,866

5.88%, 9/15/2026	260,000	278,850

6.50%, 12/15/2026	343,000	373,013

5.50%, 5/15/2027	312,000	334,779

4.88%, 1/15/2028	522,000	547,447

		2,565,861

Wireless Telecommunication Services — 4.0%

C&W Senior Financing DAC (Ireland)

7.50%, 10/15/2026 (a)	200,000	216,960

6.88%, 9/15/2027 (a)	400,000	425,956

Hughes Satellite Systems Corp.

7.63%, 6/15/2021	245,000	264,600

5.25%, 8/1/2026	227,000	240,620

6.63%, 8/1/2026	237,000	255,367

Inmarsat Finance plc (United Kingdom) 4.88%, 5/15/2022 (a)	300,000	303,000

Millicom International Cellular SA (Colombia)

6.00%, 3/15/2025 (a)	200,000	207,625

6.63%, 10/15/2026 (a)	200,000	218,813

5.13%, 1/15/2028 (a) (b)	200,000	207,687

6.25%, 3/25/2029 (a)	200,000	217,813

Sprint Corp.

7.88%, 9/15/2023	1,342,000	1,509,750

7.13%, 6/15/2024	789,000	872,208

T-Mobile USA, Inc.

6.38%, 3/1/2025	524,000	542,602

6.38%, 3/1/2025 ‡	369,000	—

6.50%, 1/15/2026	621,000	667,575

6.50%, 1/15/2026 ‡	432,000	—

4.75%, 2/1/2028	456,000	479,931

4.75%, 2/1/2028 ‡	168,000	—

		6,630,507

Total Corporate Bonds (Cost $155,728,695)		159,358,166

	SHARES
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (h) (i) (Cost $3,167,845)	3,167,845	3,167,845

INVESTMENTS	SHARES	VALUE ($)
Investment of Cash Collateral from Securities Loaned — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (h) (i) (Cost $2,057,978)	2,057,978	2,057,978

Total Investments — 100.3% (Cost $160,954,518)		164,583,989
Liabilities in Excess of Other Assets — (0.3)%		(476,513)

NET ASSETS — 100.0%		164,107,476

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is $1,987,184.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.

(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 98.1% (a)

Alabama — 1.6%

Education — 0.4%

Auburn University Series 2016A, Rev., 5.00%, 6/1/2030	35,000	42,845

University of Alabama (The) Series B-2, Rev., 5.00%, 9/1/2031	95,000	120,738

		163,583

General Obligation — 0.3%

City of Pell City Series A, GO, 5.00%, 2/1/2025	100,000	118,108

Transportation — 0.7%

Alabama Federal Aid Highway Finance Authority Series 2016A, Rev., 5.00%, 9/1/2034	200,000	244,076

Utility — 0.2%

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (b)	30,000	32,076

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	25,000	27,495

		59,571

Total Alabama		585,338

Alaska — 0.1%

Other Revenue — 0.1%

Alaska Municipal Bond Bank Authority Series 3, Rev., 5.00%, 10/1/2025	20,000	23,601

Arizona — 2.2%

Education — 0.9%

Arizona Industrial Development Authority, Equitable School Revolving Funds Series A, Rev., 5.00%, 11/1/2044	250,000	304,273

General Obligation — 0.2%

City of Phoenix GO, 5.00%, 7/1/2027	25,000	31,193

Maricopa County School District No. 3 Tempe Elementary, School Improvement Series A, GO, 5.00%, 7/1/2027	30,000	38,517

		69,710

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 5.00%, 1/1/2036	250,000	292,965

Utility — 0.3%

Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	100,000	123,321

Total Arizona		790,269

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Arkansas — 0.4%

Education — 0.1%

University of Arkansas, UAMS Campus Rev., 5.00%, 11/1/2021	40,000	43,387

Water & Sewer — 0.3%

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	88,788

Total Arkansas		132,175

California — 2.6%

Certificate of Participation/Lease — 0.5%

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	85,935

City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	103,521

		189,456

General Obligation — 0.3%

El Monte City School District, Election 2014 Series A, GO, 5.00%, 8/1/2025	55,000	67,339

Hermosa Beach City School District, Election of 2016 Series A, GO, 4.00%, 8/1/2023	15,000	16,732

		84,071

Other Revenue — 1.3%

Anaheim Public Financing Authority, Anaheim Convention Center Expansion Project Series A, Rev., 5.00%, 5/1/2026	50,000	59,070

Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026	60,000	71,393

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2032	250,000	301,883

Municipal Improvement Corp. of Los Angeles, Real Property Series 2014-A, Rev., 5.00%, 5/1/2023	20,000	22,892

		455,238

Utility — 0.5%

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	150,000	178,864

Total California		907,629

Colorado — 1.0%

Certificate of Participation/Lease — 0.0% (c)

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program Series 2014A, COP, 5.00%, 11/1/2025	10,000	12,250

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — 0.2%

University of Colorado, University Enterprise Series A-2, Rev., 5.00%, 6/1/2026	40,000	49,850

General Obligation — 0.8%

Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	286,217

Total Colorado		348,317

Connecticut — 1.8%

General Obligation — 1.5%

State of Connecticut

Series A, GO, 5.00%, 4/15/2033	135,000	165,078

Series 2019A, GO, 5.00%, 4/15/2035	300,000	376,533

		541,611

Special Tax — 0.3%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series B, Rev., 5.00%, 8/1/2023	75,000	85,877

Total Connecticut		627,488

Delaware — 0.1%

Transportation — 0.1%

Delaware Transportation Authority Rev., 5.00%, 7/1/2022	25,000	27,791

District of Columbia — 1.2%

Education — 0.4%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	125,000	152,361

General Obligation — 0.4%

District of Columbia

Series 2018B, GO, 5.00%, 6/1/2025	30,000	36,456

Series D, GO, 5.00%, 6/1/2031	65,000	81,655

		118,111

Other Revenue — 0.1%

District of Columbia, Income Tax Series C, Rev., 5.00%, 12/1/2021	25,000	27,170

Water & Sewer — 0.3%

District of Columbia, Water and Sewer Authority Series B, Rev., 5.00%, 10/1/2025	65,000	79,009

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2012A, Rev., 4.00%, 10/1/2022	35,000	38,104

		117,113

Total District of Columbia		414,755

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — 6.0%

Certificate of Participation/ Lease — 0.9%

Monroe County School District Series 2018A, COP, 4.00%, 6/1/2025	45,000	51,798

Palm Beach County School District Series 2015B, COP, 5.00%, 8/1/2021	10,000	10,731

South Florida Water Management District COP, 5.00%, 10/1/2036	200,000	242,390

		304,919

Education — 1.4%

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (d)	100,000	114,449

Rev., 5.00%, 4/1/2039 (d)	100,000	113,316

Escambia County School Board, Sales Tax Rev., 5.00%, 9/1/2027	120,000	149,793

State of Florida, State Board of Education, Lottery

Series 2016B, Rev., 5.00%, 7/1/2023	40,000	45,814

Series A, Rev., 5.00%, 7/1/2026	75,000	93,634

		517,006

General Obligation — 0.7%

County of Miami-Dade, Building Better Communities Program Series 2016A, GO, 5.00%, 7/1/2025	25,000	30,341

Florida State Board of Education, Public Education Capital Outlay

Series B, GO, 5.00%, 6/1/2024	30,000	35,442

Series B, GO, 5.00%, 6/1/2026	20,000	25,025

Series B, GO, 5.00%, 6/1/2031	75,000	94,812

Reedy Creek Improvement District Series 2016-A, GO, 5.00%, 6/1/2026	50,000	61,977

		247,597

Hospital — 0.8%

Palm Beach County Health Facilities Authority, ACTS Retirement Life Communities Inc. Obligated Group Rev., 5.00%, 11/15/2032	240,000	284,813

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Florida Department of Environmental Protection Series 2014-A, Rev., 5.00%, 7/1/2020	35,000	36,135

Other Revenue — 1.0%

City of Orlando, Capital Improvement

Series D, Rev., 5.00%, 10/1/2022	75,000	83,893

Series B, Rev., 5.00%, 10/1/2024	60,000	71,489

County of Hillsborough Rev., 5.00%, 10/1/2024	40,000	47,773

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

County of Lee Rev., 5.00%, 10/1/2025	40,000	48,680

County of Okaloosa Rev., 5.00%, 10/1/2024	30,000	35,733

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	11,084

Sunshine State Governmental Financing Commission, Miami-Dade County Program Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,769

Tampa Sports Authority, Stadium Project Rev., 4.00%, 1/1/2023	20,000	21,882

		341,303

Transportation — 0.1%

Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	50,625

Utility — 0.5%

County of Sarasota, Utility System Rev., 5.00%, 10/1/2022	30,000	33,499

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	125,000	150,686

		184,185

Water & Sewer — 0.5%

City of Cape Coral, Water and Sewer Rev., 5.00%, 10/1/2022	25,000	27,906

City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033	25,000	31,191

East Central Regional Wastewater Treatment Facilities Operation Board, Green Bonds, Bio Solids Project Rev., 5.00%, 10/1/2024	30,000	35,860

Tampa Bay Water Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	67,210

Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	12,250

		174,417

Total Florida		2,141,000

Georgia — 0.1%

Hospital — 0.0% (c)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	20,000	21,628

Water & Sewer — 0.1%

County of DeKalb, Water and Sewerage Series B, Rev., 5.25%, 10/1/2026	25,000	31,926

Total Georgia		53,554

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hawaii — 0.5%

General Obligation — 0.4%

City and County of Honolulu, Tax-Exempt Series D, GO, 5.00%, 9/1/2032	45,000	56,851

State of Hawaii

Series EP, GO, 5.00%, 8/1/2023	40,000	46,054

Series FK, GO, 5.00%, 5/1/2033	30,000	37,558

		140,463

Prerefunded — 0.0% (c)

State of Hawaii Series EE, GO, 5.00%, 11/1/2022 (e)	15,000	16,831

Transportation — 0.1%

State of Hawaii, Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	31,181

Total Hawaii		188,475

Illinois — 4.7%

General Obligation — 3.5%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	54,419

City of Decatur GO, 5.00%, 3/1/2027	130,000	155,034

City of Peoria Series B, GO, 5.00%, 1/1/2027	230,000	276,331

Cook and DuPage Counties, Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	30,584

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	225,000	268,247

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 5.00%, 1/1/2024	35,000	40,210

Kendall and Kane Counties Community Unit School District No. 115 Series 2017B, GO, 5.00%, 1/1/2027	25,000	30,563

Lake and McHenry Counties Community Unit School District No. 118 Wauconda GO, 5.00%, 1/1/2022	50,000	54,175

McLean & Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	88,592

State of Illinois

GO, 5.00%, 4/1/2024	30,000	33,358

Series A, GO, 5.00%, 10/1/2024	30,000	33,613

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	125,000	151,676

Will & Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,857

		1,227,659

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — 1.1%

Chicago O’Hare International Airport, Third Lien Series 2017B, Rev., 5.00%, 1/1/2034	40,000	48,633

Illinois State Toll Highway Authority

Series D, Rev., 5.00%, 1/1/2024	25,000	28,867

Series A, Rev., 5.00%, 1/1/2036	250,000	315,980

		393,480

Water & Sewer — 0.1%

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	43,266

Total Illinois		1,664,405

Indiana — 2.0%

Education — 0.9%

Adams Central Elementary School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027	20,000	24,967

Ball State University, Student Fee Series R, Rev., 5.00%, 7/1/2024	35,000	41,428

Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	92,972

Indiana State University, Student Fee Series R, Rev., 5.00%, 10/1/2022	10,000	11,166

Indiana University

Series A, Rev., 5.00%, 6/1/2022	25,000	27,644

Series Y, Rev., 5.00%, 8/1/2028	25,000	32,011

Perry Township Multi School Building Corp. Rev., 5.00%, 7/15/2025	35,000	42,265

Warsaw Multi-School Building Corp., Ad Valorem Property Tax Rev., 4.00%, 1/15/2020	50,000	50,505

		322,958

Housing — 0.9%

Decatur County Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	302,758

Other Revenue — 0.1%

Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2031	25,000	30,672

Transportation — 0.1%

Indiana Finance Authority, Highway Series C, Rev., 5.00%, 12/1/2025	35,000	43,076

Total Indiana		699,464

Iowa — 0.4%

General Obligation — 0.1%

City of West Des Moines, Urban Renewal Series 2016B, GO, 5.00%, 6/1/2024	35,000	41,357

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.1%

Iowa Finance Authority, State Revolving Fund, Green Bonds Rev., 5.00%, 8/1/2027	30,000	38,513

Water & Sewer — 0.2%

City of Cedar Rapids Series 2018D, Rev., 5.00%, 6/1/2022	70,000	77,402

Total Iowa		157,272

Kansas — 0.2%

Water & Sewer — 0.2%

City of Wichita, Water & Sewer Utility System Series A, Rev., 5.00%, 10/1/2020	20,000	20,829

Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	60,304

		81,133

Total Kansas		81,133

Kentucky — 1.0%

Hospital — 0.2%

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	65,000	72,159

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	198,327

Water & Sewer — 0.2%

Louisville & Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series B, Rev., 5.00%, 5/15/2024	25,000	29,413

Series 2017A, Rev., 5.00%, 5/15/2027	40,000	49,958

		79,371

Total Kentucky		349,857

Louisiana — 2.1%

General Obligation — 0.3%

St. Tammany Parish Wide School District No. 12 Series 2012A, GO, 4.50%, 3/1/2024	70,000	80,359

State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	35,419

		115,778

Other Revenue — 0.9%

Louisiana Local Government Environmental Facilities and Community Development Authority Rev., 5.00%, 12/1/2030	250,000	320,545

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Prerefunded — 0.2%

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2022 (e)	55,000	60,596

Water & Sewer — 0.7%

City of Shreveport, Water and Sewer, Junior Lien Series 2019B, Rev., AGM, 5.00%, 12/1/2032	200,000	253,172

Total Louisiana		750,091

Maine — 0.4%

General Obligation — 0.1%

Regional School Unit No. 21 GO, 5.00%, 11/1/2025	30,000	36,644

Other Revenue — 0.3%

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	89,546

Total Maine		126,190

Maryland — 0.8%

General Obligation — 0.5%

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2027	70,000	84,904

State of Maryland, State and Local Facilities Loan of 2017

Series C, GO, 5.00%, 8/1/2024	50,000	59,362

Series A, GO, 5.00%, 8/1/2025	45,000	55,027

		199,293

Transportation — 0.3%

State of Maryland Department of Transportation Rev., 5.00%, 9/1/2026	75,000	94,189

Total Maryland		293,482

Massachusetts — 0.6%

Education — 0.2%

Massachusetts Development Finance Agency, Emerson College Rev., 5.00%, 1/1/2028	25,000	30,956

Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	56,905

		87,861

General Obligation — 0.3%

City of Boston Series 2017A, GO, 5.00%, 4/1/2025	10,000	12,174

Commonwealth of Massachusetts

Series B, GO, 5.00%, 7/1/2023	25,000	28,639

Series C, GO, 5.00%, 10/1/2026	25,000	31,355

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Town of Hopkinton GO, 5.00%, 11/15/2024	30,000	36,115

		108,283

Other Revenue — 0.1%

Massachusetts Bay Transportation Authority, Sales Tax Series A, Rev., 5.00%, 7/1/2022	20,000	22,207

Water & Sewer — 0.0% (c)

Springfield Water & Sewer Commission Series C, Rev., 5.00%, 7/15/2023	10,000	11,556

Total Massachusetts		229,907

Michigan — 3.6%

Education — 1.7%

Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2026	500,000	607,080

General Obligation — 1.8%

Berrien Springs Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2030	250,000	325,552

Forest Hills Public Schools, School Building and Site Bonds Series 2019, GO, 5.00%, 5/1/2029	230,000	301,123

		626,675

Hospital — 0.1%

Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	30,602

Total Michigan		1,264,357

Minnesota — 1.0%

Education — 0.1%

University of Minnesota, Board of Regents Series B, Rev., 5.00%, 12/1/2025	15,000	18,528

General Obligation — 0.2%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2022	30,000	32,811

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2025	20,000	23,066

City of Maple Grove, Improvement Series 2013A, GO, 4.00%, 2/1/2022	20,000	21,398

		77,275

Housing — 0.7%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	250,000	261,707

Total Minnesota		357,510

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Mississippi — 1.2%

Education — 0.2%

Mississippi Development Bank, Special Obligation, Hinds County School District Project Rev., 4.00%, 3/1/2031	25,000	29,083

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	42,462

		71,545

General Obligation — 0.8%

City of Tupelo Series 2019, GO, 4.00%, 12/1/2029	220,000	267,527

State of Mississippi Series B, GO, 5.00%, 12/1/2025	20,000	24,585

		292,112

Utility — 0.2%

West Rankin Utility Authority Rev., AGM, 5.00%, 1/1/2029	70,000	81,608

Total Mississippi		445,265

Missouri — 2.0%

General Obligation — 0.2%

Columbia School District GO, 5.00%, 3/1/2036	50,000	60,421

Hospital — 1.3%

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	250,900

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Episcopal-Presbyterian Hospitals Series 2015B, Rev., 5.00%, 12/1/2026	165,000	197,315

Missouri Development Finance Board, Fulton State Hospital Project Series 2016, Rev., 5.00%, 10/1/2025	25,000	29,603

		477,818

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	40,000	47,853

Utility — 0.1%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2025	25,000	29,616

Water & Sewer — 0.3%

City of Kansas, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033	25,000	31,482

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

Metropolitan St. Louis Sewer District Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2027	45,000	57,187

		88,669

Total Missouri		704,377

Montana — 0.6%

General Obligation — 0.6%

County of Missoula

Series 2016, GO, 4.00%, 7/1/2025	50,000	58,176

Series A, GO, 5.00%, 7/1/2030	120,000	148,619

		206,795

Total Montana		206,795

Nebraska — 2.6%

Education — 0.1%

University of Nebraska Facilities Corp., UNMC Global Center Project Series 2017, Rev., 5.00%, 12/15/2025	35,000	43,201

Utility — 2.3%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	404,931

City of Lincoln, Electric System

Rev., 5.00%, 9/1/2026	85,000	106,186

Rev., 5.00%, 9/1/2028	50,000	62,958

Omaha Public Power District, Electric System

Series B, Rev., 5.00%, 2/1/2025	120,000	142,320

Series 2016A, Rev., 5.00%, 2/1/2026	40,000	49,417

Series A, Rev., 5.00%, 2/1/2027	30,000	36,977

		802,789

Water & Sewer — 0.2%

City of Omaha, Sewer Rev., 5.00%, 4/1/2027	50,000	61,773

Total Nebraska		907,763

Nevada — 0.9%

General Obligation — 0.6%

Clark County School District, Limited Tax

Series A, GO, 5.00%, 6/15/2032	95,000	118,231

Series A, GO, 4.00%, 6/15/2035	90,000	102,678

		220,909

Transportation — 0.1%

Clark County Rev., 5.00%, 7/1/2028	25,000	31,739

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.2%

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	62,672

Total Nevada		315,320

New Jersey — 2.3%

Education — 0.3%

New Jersey Economic Development Authority, School Facilities Construction Series II, Rev., 5.00%, 3/1/2027	115,000	124,256

General Obligation — 0.1%

City of New Brunswick Series 2015, GO, 4.00%, 3/15/2024	10,000	11,252

City of North Wildwood GO, 5.00%, 8/1/2022	10,000	11,115

		22,367

Other Revenue — 0.9%

Passaic County Improvement Authority, City of Paterson Project Series 2017, Rev., 5.00%, 6/15/2025	10,000	12,152

Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	265,000	325,738

		337,890

Prerefunded — 0.2%

New Jersey Turnpike Authority Series A, Rev., 5.00%, 1/1/2022 (e)	65,000	70,927

Transportation — 0.8%

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 4.00%, 12/15/2031	250,000	277,953

Total New Jersey		833,393

New Mexico — 2.1%

Education — 0.1%

University of New Mexico (The), Board of Regents, Subordinate Lien System Rev., 5.00%, 6/1/2029	20,000	25,004

General Obligation — 0.4%

City of Albuquerque, General Purpose Series 2016A, GO, 5.00%, 7/1/2023	75,000	85,885

Santa Fe Community College District Series A, GO, 5.00%, 8/1/2023	50,000	57,234

		143,119

Hospital — 0.1%

New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Series 2015A, Rev., 5.00%, 8/1/2025	25,000	30,346

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 1.1%

City of Albuquerque, Gross Receipts Series 2015A, Rev., 5.00%, 7/1/2026	235,000	284,195

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016C, Rev., 5.00%, 6/1/2022	30,000	33,178

State of New Mexico, Severance Tax Permanent Fund Series 2016B, Rev., 4.00%, 7/1/2021	80,000	84,238

		401,611

Transportation — 0.3%

New Mexico Finance Authority, State Transportation, Subordinate Lien Series 2108A, Rev., 5.00%, 6/15/2027	100,000	127,246

Utility — 0.1%

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016E, Rev., 5.00%, 6/1/2024	25,000	29,537

Total New Mexico		756,863

New York — 6.4%

Education — 1.0%

Monroe County IDA, School Facility, Rochester School Modernization Project Rev., 5.00%, 5/1/2030	80,000	96,875

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	32,229

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	214,164

		343,268

General Obligation — 1.9%

City of New York Series I, Subseries I-3, GO, VRDO, LOC: Bank of America NA, 1.27%, 9/6/2019 (b)	500,000	500,000

City of New York, Fiscal Year 2012 Series I, GO, 5.00%, 8/1/2022	45,000	50,050

City of New York, Fiscal Year 2013

Series 2013J, GO, 5.00%, 8/1/2023	40,000	45,955

Series I, GO, 5.00%, 8/1/2023	25,000	28,721

City of New York, Fiscal Year 2017 Series C, GO, 4.00%, 8/1/2022	10,000	10,832

County of Onondaga GO, 5.00%, 3/15/2026	20,000	23,589

County of Orange, Various Purpose Series A, GO, 4.00%, 3/15/2024	20,000	22,679

		681,826

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Housing — 0.2%

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2025	50,000	61,232

Other Revenue — 0.9%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series C, Rev., 5.00%, 11/1/2022	25,000	28,023

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	31,420

New York City Trust for Cultural Resources, Carnegie Hall Rev., 5.00%, 12/1/2033	190,000	249,628

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2025	25,000	30,568

		339,639

Special Tax — 0.5%

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	190,359

Water & Sewer — 1.9%

Erie County Water Authority Rev., 5.00%, 12/1/2027	20,000	25,212

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.25%, 9/6/2019 (b)	650,000	650,000

		675,212

Total New York		2,291,536

North Carolina — 0.4%

General Obligation — 0.1%

County of Davidson GO, 5.00%, 6/1/2027	35,000	44,757

Other Revenue — 0.3%

County of Wayne Rev., 5.00%, 6/1/2024	25,000	29,558

State of North Carolina Rev., 5.00%, 3/1/2021	25,000	26,441

State of North Carolina, Limited Obligation Series C, Rev., 5.00%, 5/1/2024	25,000	29,506

		85,505

Total North Carolina		130,262

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

North Dakota — 0.1%

Other Revenue — 0.1%

North Dakota Public Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 10/1/2021	25,000	27,010

Ohio — 5.8%

Education — 1.1%

Bowling Green State University Series 2016A, Rev., 5.00%, 6/1/2024	25,000	29,121

Ohio Higher Educational Facility Commission Rev., 5.00%, 3/1/2027	55,000	64,783

Ohio Higher Educational Facility Commission, Denison University Series A, Rev., 5.00%, 11/1/2025	75,000	92,459

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	160,000	188,592

Ohio State University (The) Series D, Rev., 4.00%, 12/1/2032	25,000	32,219

		407,174

General Obligation — 0.7%

City of Reynoldsburg GO, 5.00%, 12/1/2026	15,000	18,813

Sidney City School District GO, 4.00%, 12/1/2026	105,000	124,892

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2021	20,000	21,287

State of Ohio, Infrastructure Improvement Bonds Series A, GO, 5.00%, 9/1/2028	25,000	32,892

State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	45,110

		242,994

Hospital — 1.4%

County of Warren, Otterbein Homes Series A, Rev., 4.00%, 7/1/2033	205,000	231,679

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.28%, 9/6/2019 (b)	250,000	250,000

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	32,187

		513,866

Industrial Development Revenue/ Pollution Control Revenue — 0.2%

Ohio Water Development Authority, Water Pollution Control Loan Fund Series A, Rev., 5.00%, 12/1/2026	45,000	56,838

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — 0.1%

State of Ohio, Capital Facilities Lease-Appropriation Series 2018A, Rev., 5.00%, 6/1/2025	25,000	30,294

Prerefunded — 0.6%

South-Western City School District, School Facilities Construction and Improvement Bonds GO, 5.00%, 6/1/2022 (e)	160,000	177,130

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2024 (e)	25,000	29,496

		206,626

Transportation — 0.5%

Ohio Turnpike and Infrastructure Commission Series A, Rev., 5.00%, 2/15/2027	135,000	170,658

Utility — 1.1%

American Municipal Power, Inc., Greenup Hydro-Electric Project Series 2016A, Rev., 5.00%, 2/15/2030	25,000	30,403

Lancaster Port Authority, Gas Supply Series 2019A, Rev., 5.00%, 2/1/2025 (b)	300,000	352,758

		383,161

Water & Sewer — 0.1%

Ohio Water Development Authority, Fresh Water Series 2016B, Rev., 5.00%, 6/1/2026	30,000	37,384

Total Ohio		2,048,995

Oklahoma — 1.2%

Education — 0.5%

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	150,000	180,249

Hospital — 0.1%

Oklahoma Development Finance Authority, St. John Health System Rev., 5.00%, 2/15/2020 (e)	55,000	55,935

Other Revenue — 0.1%

Edmond Public Works Authority Rev., 4.00%, 7/1/2021	10,000	10,525

Oklahoma Capitol Improvement Authority Series C, Rev., 5.00%, 1/1/2030	10,000	12,532

		23,057

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.3%

Oklahoma Capitol Improvement Authority, State Highway Rev., 5.00%, 7/1/2024	100,000	118,317

Water & Sewer — 0.2%

Oklahoma City Water Utilities Trust, Water and Sewer System Series 2013, Rev., 5.00%, 7/1/2021	25,000	26,782

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2023	35,000	39,753

		66,535

Total Oklahoma		444,093

Oregon — 1.5%

General Obligation — 0.6%

City of Portland Series A, GO, 5.00%, 4/1/2025	30,000	36,433

State of Oregon, Article XI-Q State Projects Series A, GO, 5.00%, 5/1/2030	130,000	163,760

Washington County School District No. 1 West Union, Hillsborough School District GO, 5.00%, 6/15/2028	25,000	31,684

		231,877

Other Revenue — 0.6%

Oregon State Facilities Authority Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/6/2019 (b)	200,000	200,000

Transportation — 0.3%

State of Oregon, Department of Transportation, User Tax Series 2017A, Rev., 5.00%, 11/15/2025	30,000	36,969

Tri-County Metropolitan Transportation District of Oregon Series A, Rev., 5.00%, 9/1/2030	45,000	56,725

		93,694

Total Oregon		525,571

Pennsylvania — 7.7%

Education — 0.8%

Northampton County General Purpose Authority, Moravian College Project Series 2016, Rev., 5.00%, 10/1/2027	185,000	218,477

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education Series 2017AU-1, Rev., 5.00%, 6/15/2026	70,000	86,222

		304,699

General Obligation — 1.8%

Abington School District GO, 5.00%, 10/1/2020	20,000	20,812

Aliquippa School District GO, 3.88%, 12/1/2037	200,000	220,858

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Chester GO, 5.00%, 11/15/2027	30,000	38,720

Township of Upper St Clair Series A, GO, 4.00%, 6/1/2025	20,000	23,147

Upper Merion Area School District GO, 5.00%, 1/15/2034	20,000	24,154

West Mifflin School District GO, 3.00%, 4/1/2034	300,000	315,285

		642,976

Hospital — 1.8%

Berks County Industrial Development Authority, Healthcare Facilities Series 2017A, Rev., 5.00%, 5/15/2037	250,000	286,045

County of Lehigh, Health Network Hospital Series A, Rev., 4.00%, 7/1/2035	175,000	192,253

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	135,000	151,285

		629,583

Industrial Development Revenue/ Pollution Control Revenue — 0.6%

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2037	100,000	109,727

Series 2019, Rev., 4.00%, 12/1/2038	100,000	109,400

		219,127

Other Revenue — 1.0%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	225,000	276,973

Monroeville Finance Authority, UPMC Obligated Group Rev., 5.00%, 2/15/2022	60,000	65,624

		342,597

Prerefunded — 0.3%

Pennsylvania Turnpike Commission Series B, Rev., 5.25%, 12/1/2021 (e)	95,000	103,710

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., 5.00%, 12/1/2029	105,000	133,096

Series A-1, Rev., 5.00%, 12/1/2031	60,000	75,458

		208,554

Water & Sewer — 0.8%

Pittsburgh Water & Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2033	200,000	272,572

Total Pennsylvania		2,723,818

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Rhode Island — 0.3%

Education — 0.0% (c)

Rhode Island Health & Educational Building Corp., Brown University Issue Series A, Rev., 5.00%, 9/1/2026	10,000	12,566

General Obligation — 0.3%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2018 Series 2018A, GO, 5.00%, 4/1/2029	75,000	97,382

Total Rhode Island		109,948

South Carolina — 1.4%

Industrial Development Revenue/ Pollution Control Revenue — 0.4%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	125,000	140,267

Transportation — 0.9%

Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	319,835

Water & Sewer — 0.1%

City of Charleston, Waterworks and Sewer System Rev., 5.00%, 1/1/2026	25,000	30,964

City of Spartanburg, Water System Series 2017B, Rev., 5.00%, 6/1/2030	10,000	12,519

		43,483

Total South Carolina		503,585

South Dakota — 0.3%

Education — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System Rev., 5.00%, 4/1/2027	35,000	43,472

Other Revenue — 0.2%

City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	28,861

South Dakota Conservancy District, State Revolving Fund Program Series 2018, Rev., 5.00%, 8/1/2025	35,000	42,778

		71,639

Total South Dakota		115,111

Tennessee — 1.2%

General Obligation — 0.7%

City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	17,140

City of Murfreesboro GO, 4.00%, 4/1/2025	25,000	28,301

County of Robertson GO, 5.00%, 6/1/2025	25,000	30,372

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Shelby Series A, GO, 4.00%, 3/1/2021	20,000	20,872

County of Sullivan GO, 5.00%, 5/1/2026	30,000	37,311

County of Williamson GO, 5.00%, 4/1/2024	20,000	23,534

County of Wilson GO, 4.00%, 4/1/2021	20,000	20,909

Metropolitan Government of Nashville and Davidson County GO, 5.00%, 7/1/2025	10,000	12,191

Montgomery County, Public Improvement GO, 5.00%, 4/1/2027	25,000	31,770

State of Tennessee Series A, GO, 5.00%, 9/1/2025	25,000	29,817

		252,217

Prerefunded — 0.1%

Metropolitan Government of Nashville and Davidson County GO, 5.00%, 7/1/2022 (e)	20,000	22,065

Utility — 0.4%

Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2024	10,000	11,812

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2023 (b)	130,000	140,590

		152,402

Total Tennessee		426,684

Texas — 9.8%

Education — 1.5%

Permanent University Fund — Texas A&M University System Series A, Rev., 5.00%, 7/1/2024	85,000	100,626

Regents of the University of Texas Series A, Rev., 5.00%, 2/15/2024	35,000	40,925

Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2028	80,000	102,258

Series E, Rev., 5.00%, 5/15/2030	180,000	227,961

University of Texas (The), Board of Regents, Financing System Series 2016D, Rev., 5.00%, 8/15/2024	50,000	59,457

University of Texas System (The) Rev., 5.00%, 8/15/2022	10,000	11,138

		542,365

General Obligation — 5.6%

Alamo Community College District, Limited Tax GO, 5.00%, 2/15/2024	75,000	87,214

Allen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2032	55,000	66,828

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

City of Denison Series 2019, GO, 5.00%, 2/15/2028	245,000	313,230

City of Houston, Public Improvement Series 2013A, GO, 5.00%, 3/1/2020	30,000	30,571

City of Hutto GO, 5.00%, 8/1/2026	80,000	99,213

City of League City GO, 5.00%, 2/15/2027	20,000	24,340

City of Pflugerville GO, 5.00%, 8/1/2026	25,000	31,051

City of San Angelo GO, 5.00%, 2/15/2027	20,000	25,026

City of San Marcos GO, 5.00%, 8/15/2031	270,000	336,442

Clint Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2024	25,000	29,095

County of Bexar, Certificates of Obligation Series A, GO, 5.00%, 6/15/2031	110,000	134,276

County of Fort Bend Series 2016B, GO, 5.00%, 3/1/2022	15,000	16,451

County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	24,609

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	30,146

County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	49,226

Cypress-Fairbanks Independent School District, School Building Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	24,071

Gregory-Portland Independent School District GO, PSF-GTD, 5.00%, 2/15/2033	30,000	36,271

Harris County, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	31,418

Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	29,519

Marion Independent School District GO, PSF-GTD, 4.00%, 8/15/2033	280,000	322,448

North East Independent School District GO, PSF-GTD, 5.00%, 8/1/2025	20,000	24,355

Northside Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	65,000	77,286

Pearland Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	28,261

Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	31,310

Sherman Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	31,796

State of Texas, Transportation Commission Mobility Series 2015-A, GO, 5.00%, 10/1/2024	50,000	59,598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Wylie Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2023	10,000	10,930

		2,004,981

Other Revenue — 0.2%

Metropolitan Transit Authority of Harris County Series 2017A, Rev., 5.00%, 11/1/2025	45,000	55,289

Transportation — 0.1%

Metropolitan Transit Authority of Harris County Series B, Rev., 5.00%, 11/1/2029	25,000	32,080

Utility — 1.5%

Brushy Creek Regional Utility Authority, Inc., Water Treatment And Distribution Project Rev., 5.00%, 8/1/2026	85,000	105,365

City of Houston, Combined Utility System, First Lien Series 2018D, Rev., 5.00%, 11/15/2030	45,000	58,103

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2028	100,000	126,952

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project

Rev., 5.00%, 5/15/2020	30,000	30,799

Rev., 5.00%, 5/15/2035	155,000	194,480

		515,699

Water & Sewer — 0.9%

City of Amarillo, Waterworks and Sewer System Series 2015A, Rev., 4.00%, 4/1/2025	25,000	28,864

City of Dallas, Waterworks and Sewer System Rev., 5.00%, 10/1/2022	10,000	10,810

North Texas Municipal Water District, Water System Rev., 5.00%, 6/1/2027	20,000	25,493

San Antonio Water System Series A, Rev., 5.00%, 5/15/2025	25,000	30,289

Tarrant Regional Water District Rev., 5.00%, 3/1/2025	125,000	150,794

Trinity River Authority LLC, Tarrant County Water Project Rev., 5.00%, 2/1/2026	60,000	73,735

		319,985

Total Texas		3,470,399

Utah — 2.6%

Education — 0.4%

Utah Charter School Finance Authority Series A, Rev., 5.00%, 4/15/2030	110,000	140,087

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — 0.3%

Snyderville Basin Special Recreation District Series 2017, GO, 4.00%, 12/15/2025	100,000	117,398

Other Revenue — 0.5%

City of Park City Rev., 5.00%, 6/15/2022	30,000	33,269

City of South Jordan Rev., 5.00%, 8/15/2029	45,000	59,965

County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	81,545

		174,779

Prerefunded — 0.1%

Utah State Board of Regents, University of Utah (The) Series B, Rev., 5.00%, 8/1/2023 (e)	25,000	28,770

Transportation — 1.1%

Utah Transit Authority Series A, Rev., BHAC-CR, 5.00%, 6/15/2035	295,000	406,749

Water & Sewer — 0.2%

Washington County Water Conservancy District Series 2012A, Rev., 4.50%, 10/1/2024	55,000	59,645

Total Utah		927,428

Vermont — 2.4%

Education — 2.4%

Vermont Educational and Health Buildings Financing Agency, Landmark College Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.32%, 9/6/2019 (b)	850,000	850,000

Virginia — 2.0%

Education — 0.4%

Virginia College Building Authority, 21st Century College and Equipment Programs Series 2017B, Rev., 5.00%, 2/1/2024	75,000	87,665

Virginia Public School Authority Series 2015-A, Rev., 4.00%, 8/1/2020	55,000	56,456

		144,121

General Obligation — 1.0%

City of Richmond Series B, GO, 5.00%, 7/15/2027	175,000	225,057

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2030	25,000	32,531

County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	112,288

		369,876

Housing — 0.1%

Virginia Public Building Authority, Public Facilities Series A, Rev., 5.00%, 8/1/2022	25,000	27,830

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — 0.4%

Virginia Commonwealth Transportation Board Series 2013-A, Rev., GAN, 5.00%, 3/15/2023	100,000	113,657

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	40,572

		154,229

Water & Sewer — 0.1%

Hampton Roads Sanitation District, Wastewater Series 2014A, Rev., 5.00%, 7/1/2021	15,000	16,053

Total Virginia		712,109

Washington — 4.8%

Certificate of Participation/Lease — 0.2%

State of Washington Series 2015-C, COP, 5.00%, 1/1/2029	55,000	66,710

Education — 0.7%

University of Washington Rev., 5.00%, 4/1/2032	190,000	236,443

General Obligation — 2.7%

City of University Place, Limited Tax GO, 5.00%, 12/1/2026	85,000	105,605

Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	65,046

County of King, Limited Tax

Series A, GO, 5.00%, 7/1/2025	50,000	60,076

Series B, GO, 5.00%, 12/1/2025	20,000	23,246

County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	12,081

King County Public Hospital District No. 2, EvergreenHealth GO, 5.00%, 12/1/2031	105,000	123,227

King County School District No. 405 Bellevue, Credit Enhancement Program

GO, 5.00%, 12/1/2021	30,000	32,637

GO, 5.00%, 12/1/2026	20,000	25,320

King County School District No. 411 Issaquah GO, 5.00%, 12/1/2024	35,000	41,976

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 5.00%, 12/1/2023	50,000	58,179

Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	56,759

Pasco School District No. 1, Franklin County, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	44,334

Pierce and King Counties School District No. 417 Fife GO, 4.00%, 12/1/2020	75,000	77,686

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Pierce County, White River School District No. 416 GO, 5.00%, 12/1/2025	50,000	61,559

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2025	25,000	30,872

Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/1/2024	25,000	29,895

Spokane County, Mead School District No. 354 GO, 5.00%, 12/1/2024	20,000	23,972

State of Washington, Motor Vehicle Fuel Tax Series 2013E, GO, 5.00%, 2/1/2025	75,000	84,777

		957,247

Hospital — 0.1%

Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2028	30,000	38,777

Other Revenue — 0.1%

Washington State Convention Center Public Facilities District Rev., 5.00%, 7/1/2032	35,000	43,459

Prerefunded — 0.1%

City of Seattle, Municipal Light and Power Improvement Series 2011A, Rev., 5.00%, 2/1/2021 (e)	20,000	21,100

State of Washington, Various Purpose Series 2011A, GO, 5.00%, 8/1/2020 (e)	25,000	25,889

		46,989

Transportation — 0.2%

Central Puget Sound Regional Transit Authority, Sales Tax Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	35,937

Port of Seattle, Intermediate Lien Series B, Rev., 5.00%, 3/1/2022	30,000	32,902

		68,839

Utility — 0.5%

Energy Northwest, Electric

Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	31,069

Series 2017A, Rev., 5.00%, 7/1/2028	55,000	70,309

Energy Northwest, Electric Generating Station Series A, Rev., 5.00%, 7/1/2029	30,000	38,188

Grant County Public Utility District No. 2, Priest Rapids Hydroelectric Project Series 2014A, Rev., 5.00%, 1/1/2023	25,000	28,058

		167,624

Water & Sewer — 0.2%

City of Bonney Lake, Water & Sewer System Rev., 4.00%, 12/1/2030	10,000	11,532

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — continued

City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	23,583

City of Seattle, Wastewater System Improvement Rev., 5.00%, 8/1/2024	35,000	41,588

		76,703

Total Washington		1,702,791

Wisconsin — 4.1%

Education — 0.7%

Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	236,424

General Obligation — 1.5%

City of Milwaukee, Promissory Notes Series N4 & B5, GO, 5.00%, 4/1/2023	85,000	96,581

City of West Allis, Corporate Purpose Series A, GO, 4.00%, 4/1/2022	100,000	106,712

Hamilton School District, School Building Improvement GO, 5.00%, 4/1/2025	60,000	72,535

State of Wisconsin

Series 3, GO, 5.00%, 11/1/2021	80,000	86,693

Series B, GO, 4.00%, 5/1/2023	40,000	44,180

Series 1, GO, 5.00%, 11/1/2024	40,000	47,831

Series 2, GO, 5.00%, 11/1/2026	50,000	62,148

Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	11,349

		528,029

Industrial Development Revenue/Pollution Control Revenue — 0.2%

State of Wisconsin Environmental Improvement Fund

Series A, Rev., 5.00%, 6/1/2025	35,000	42,585

Series A, Rev., 5.00%, 6/1/2026	20,000	24,966

		67,551

Other Revenue — 0.7%

Public Finance Authority, Cedars Obligated Group

Rev., 4.25%, 5/1/2029 (d)	125,000	124,841

Rev., 5.50%, 5/1/2039 (d)	125,000	126,070

		250,911

Prerefunded — 0.4%

State of Wisconsin Series C, GO, 4.00%, 5/1/2021 (e)	25,000	26,179

State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio

Series 1, Rev., 5.00%, 6/1/2023 (e)	25,000	28,565

Rev., 5.00%, 6/1/2024 (e)	65,000	76,770

		131,514

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.6%

Wisconsin Department of Transportation Series 2, Rev., 5.00%, 7/1/2031	180,000	227,720

Total Wisconsin		1,442,149

Total Municipal Bonds (Cost $32,630,239)		34,835,325

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (f) (g) (Cost $933,510)	933,508	933,602

Total Investments — 100.7% (Cost $33,563,749)		35,768,927

Liabilities in Excess of Other Assets — (0.7)%		(237,844)

NET ASSETS — 100.0%		35,531,083

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
GAN	Grant Anticipation Notes
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 39.6%

U.S. Treasury Bonds

8.75%, 8/15/2020	1,577,000	1,679,382

7.88%, 2/15/2021	241,000	262,323

8.13%, 5/15/2021	887,000	983,323

8.13%, 8/15/2021	2,028,000	2,281,817

6.75%, 8/15/2026	169,000	228,209

5.50%, 8/15/2028	160,000	213,737

5.25%, 11/15/2028	200,000	264,516

6.13%, 8/15/2029	150,000	213,861

6.25%, 5/15/2030	1,138,000	1,669,170

4.50%, 5/15/2038	921,000	1,327,175

3.50%, 2/15/2039	792,000	1,015,554

4.25%, 5/15/2039	792,000	1,116,225

4.50%, 8/15/2039	117,000	170,272

4.63%, 2/15/2040	118,000	174,903

3.13%, 2/15/2042	46,000	56,350

2.75%, 8/15/2042	231,000	266,778

3.00%, 5/15/2045	2,298,000	2,786,505

3.00%, 11/15/2045	66,000	80,224

2.25%, 8/15/2046	3,155,000	3,341,465

3.00%, 2/15/2047	1,766,000	2,158,521

3.00%, 5/15/2047	21,000	25,673

3.00%, 8/15/2048	39,000	47,908

3.38%, 11/15/2048	1,203,000	1,582,415

3.00%, 2/15/2049	250,000	307,988

2.88%, 5/15/2049	29,000	34,944

2.25%, 8/15/2049	85,000	90,396

U.S. Treasury Notes

2.63%, 8/15/2020	398,000	400,985

2.63%, 8/31/2020	1,458,000	1,469,789

1.38%, 9/15/2020	25,000	24,902

1.38%, 9/30/2020	741,000	737,787

2.88%, 10/31/2020	32,000	32,407

1.75%, 11/15/2020	1,302,000	1,302,407

2.00%, 1/15/2021	121,000	121,544

2.25%, 2/15/2021	29,000	29,254

1.25%, 3/31/2021	116,000	115,329

1.75%, 7/31/2021	600,000	602,484

1.13%, 9/30/2021	3,074,000	3,049,144

1.50%, 1/31/2022	3,672,000	3,674,582

2.38%, 3/15/2022	3,691,000	3,775,778

1.88%, 3/31/2022	2,591,000	2,617,720

1.75%, 6/15/2022	2,043,000	2,060,557

1.75%, 6/30/2022	3,585,000	3,616,369

1.25%, 7/31/2023	532,000	528,384

2.25%, 12/31/2023	1,799,000	1,861,614

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

2.25%, 1/31/2024	633,000	655,377

2.50%, 1/31/2024	254,000	265,688

2.13%, 2/29/2024	490,000	504,968

2.38%, 2/29/2024	6,429,000	6,698,717

2.13%, 3/31/2024	1,357,000	1,399,459

2.50%, 5/15/2024	100,000	104,918

2.00%, 5/31/2024	2,545,000	2,614,590

1.75%, 7/31/2024	400,000	406,703

1.88%, 8/31/2024	3,820,000	3,904,607

2.13%, 5/15/2025	163,000	169,151

2.00%, 8/15/2025	741,000	764,504

2.63%, 12/31/2025	2,369,000	2,536,866

2.63%, 1/31/2026	220,000	235,727

1.63%, 2/15/2026	162,000	163,728

2.25%, 3/31/2026	398,000	417,869

2.13%, 5/31/2026	50,000	52,148

1.88%, 6/30/2026	300,000	308,238

1.88%, 7/31/2026	373,000	383,316

1.50%, 8/15/2026	25,000	25,076

2.00%, 11/15/2026	250,000	259,365

2.38%, 5/15/2027	1,278,000	1,362,967

2.25%, 8/15/2027	451,000	477,373

2.75%, 2/15/2028	29,000	31,912

2.88%, 8/15/2028	55,000	61,329

3.13%, 11/15/2028	830,000	945,325

2.63%, 2/15/2029	1,686,000	1,852,031

2.38%, 5/15/2029	212,000	228,562

Total U.S. Treasury Obligations (Cost $70,948,847)		75,231,184

Mortgage-Backed Securities — 26.7%

FHLMC Gold Pools, 15 Year

Pool # J10548, 4.00%, 8/1/2024	69,915	72,823

Pool # G14005, 4.00%, 10/1/2025	86,158	89,904

Pool # J15449, 4.00%, 5/1/2026	232,317	243,102

Pool # G15201, 4.00%, 5/1/2027	63,764	66,388

Pool # G15438, 4.00%, 9/1/2027	43,834	45,748

Pool # G15602, 2.50%, 11/1/2027	141,719	144,296

Pool # G18466, 2.00%, 5/1/2028	28,376	28,579

Pool # G16762, 3.50%, 12/1/2028	67,610	70,064

Pool # G16570, 4.00%, 7/1/2029	44,872	46,718

Pool # G18556, 2.50%, 6/1/2030	90,909	92,248

Pool # V60840, 3.00%, 6/1/2030	21,790	22,454

Pool # G16622, 3.00%, 11/1/2030	89,433	92,101

Pool # G16044, 2.50%, 1/1/2032	228,653	232,028

Pool # J36524, 3.00%, 3/1/2032	279,016	287,001

Pool # G18706, 3.00%, 9/1/2033	43,271	44,375

Pool # G18730, 3.50%, 4/1/2034	188,610	195,830

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

FHLMC Gold Pools, 20 Year

Pool # C91911, 2.50%, 1/1/2037	36,864	37,418

Pool # G31005, 4.00%, 5/1/2037	132,026	139,863

Pool # C91974, 4.00%, 11/1/2037	322,361	338,024

FHLMC Gold Pools, 30 Year

Pool # A30892, 5.00%, 1/1/2035	78,512	87,196

Pool # A34212, 6.00%, 4/1/2035	24,329	26,787

Pool # A89760, 4.50%, 12/1/2039	57,083	61,819

Pool # G06856, 6.00%, 5/1/2040	22,625	25,913

Pool # G07794, 5.50%, 6/1/2041	22,479	25,457

Pool # Q03516, 4.50%, 9/1/2041	59,987	65,008

Pool # G08477, 3.50%, 2/1/2042	23,462	24,552

Pool # Q06771, 3.00%, 3/1/2042	86,911	89,870

Pool # C03858, 3.50%, 4/1/2042	199,482	208,969

Pool # Q08646, 3.50%, 6/1/2042	64,609	67,615

Pool # Q13477, 3.00%, 12/1/2042	249,123	257,595

Pool # Q14321, 3.00%, 12/1/2042	69,561	71,928

Pool # C04420, 3.00%, 1/1/2043	343,031	354,694

Pool # Q15020, 4.00%, 1/1/2043	50,184	53,655

Pool # C09031, 2.50%, 2/1/2043	216,731	218,919

Pool # Q17374, 4.00%, 4/1/2043	167,890	183,125

Pool # Q20542, 3.00%, 7/1/2043	96,095	99,360

Pool # C09044, 3.50%, 7/1/2043	42,821	44,811

Pool # G08599, 3.50%, 8/1/2044	161,119	168,529

Pool # G08607, 4.50%, 9/1/2044	82,810	89,038

Pool # Q31596, 3.50%, 2/1/2045	110,042	115,226

Pool # Q33006, 3.50%, 4/1/2045	70,509	73,629

Pool # V81760, 4.00%, 5/1/2045	50,010	52,812

Pool # G08659, 3.50%, 8/1/2045	128,873	134,568

Pool # Q35460, 3.50%, 8/1/2045	257,144	269,384

Pool # Q35223, 4.00%, 8/1/2045	39,028	40,889

Pool # G60480, 4.50%, 11/1/2045	201,324	217,121

Pool # G61796, 4.50%, 12/1/2045	182,307	197,284

Pool # G08700, 4.50%, 3/1/2046	59,749	63,872

Pool # Q39844, 3.50%, 4/1/2046	345,530	360,072

Pool # Q40780, 4.00%, 4/1/2046	121,305	127,935

Pool # G61260, 4.50%, 4/1/2046	55,659	60,270

Pool # G08710, 3.00%, 6/1/2046	39,452	40,632

Pool # Q42045, 3.50%, 7/1/2046	66,577	69,837

Pool # G08720, 4.50%, 8/1/2046	320,833	341,939

Pool # G08724, 2.50%, 9/1/2046	35,358	35,573

Pool # G61730, 3.00%, 9/1/2046	302,568	312,850

Pool # G61537, 3.50%, 9/1/2046	156,192	163,030

Pool # G61235, 4.50%, 9/1/2046	67,075	72,970

Pool # G61071, 3.00%, 10/1/2046	58,276	60,087

Pool # Q43892, 4.50%, 10/1/2046	171,230	189,218

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # G08736, 2.50%, 12/1/2046	28,705	28,880

Pool # Q46336, 4.00%, 1/1/2047	21,801	22,710

Pool # G08747, 3.00%, 2/1/2047	521,880	535,821

Pool # Q46343, 4.00%, 2/1/2047	353,281	378,392

Pool # G61623, 3.00%, 4/1/2047	69,100	71,235

Pool # G08767, 4.00%, 6/1/2047	23,342	24,492

Pool # V83480, 3.50%, 10/1/2047	48,359	50,034

Pool # G08793, 4.00%, 12/1/2047	136,828	143,270

Pool # Q53751, 3.50%, 1/1/2048	535,128	553,552

Pool # G08799, 3.00%, 2/1/2048	432,874	444,001

Pool # G08800, 3.50%, 2/1/2048	227,548	235,617

Pool # G08812, 3.00%, 4/1/2048	114,283	117,125

Pool # G08823, 3.50%, 7/1/2048	397,190	410,035

Pool # Q57420, 4.50%, 7/1/2048	104,473	110,464

Pool # G08835, 3.50%, 9/1/2048	44,839	46,207

Pool # Q58632, 3.50%, 9/1/2048	39,270	40,463

Pool # G08836, 4.00%, 9/1/2048	271,583	282,003

Pool # G08837, 4.50%, 9/1/2048	25,676	27,040

Pool # G08842, 4.00%, 10/1/2048	216,156	224,427

Pool # Q59812, 4.00%, 11/1/2048	1,105	1,151

Pool # Q62573, 3.50%, 12/1/2048	418,664	432,887

Pool # G08853, 4.50%, 12/1/2048	101,373	106,672

Pool # Q62234, 4.50%, 12/1/2048	95,803	102,782

Pool # G67718, 4.00%, 1/1/2049	36,024	38,250

Pool # G08862, 4.00%, 2/1/2049	187,777	194,723

Pool # G08875, 3.00%, 3/1/2049	133,572	136,219

Pool # G08872, 4.00%, 4/1/2049	83,858	86,912

Pool # G08874, 5.00%, 4/1/2049	58,040	62,173

Pool # G08876, 3.50%, 5/1/2049	24,218	24,907

Pool # G08882, 4.00%, 6/1/2049	157,778	164,210

GNMA I, 30 Year

Pool # 726769, 5.00%, 9/15/2039	43,930	48,086

Pool # 784660, 4.00%, 4/15/2043	13,799	14,713

Pool # AL2280, 3.00%, 3/15/2045	56,595	58,499

Pool # AL9314, 3.00%, 3/15/2045	133,871	138,227

Pool # 784664, 4.00%, 4/15/2045	59,384	63,293

Pool # AO0544, 3.00%, 8/15/2045	62,499	64,533

Pool # 627030, 3.00%, 12/15/2045	29,574	30,573

Pool # 784429, 3.00%, 8/15/2046	194,296	201,256

Pool # BE6231, 3.50%, 2/15/2048	92,920	96,915

Pool # BF1292, 4.00%, 3/15/2048	80,974	84,839

Pool # AF8266, 3.50%, 10/15/2048	99,523	103,940

GNMA II, 15 Year Pool # MA4625, 3.50%, 8/20/2032	71,331	73,881

GNMA II, 30 Year

Pool # 3330, 4.50%, 12/20/2032	170	182

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 711773, 3.50%, 6/20/2033	79,489	82,558

Pool # 3459, 5.50%, 10/20/2033	100,450	113,900

Pool # 4222, 6.00%, 8/20/2038	23,945	27,407

Pool # 709148, 4.50%, 2/20/2039	59,253	62,062

Pool # 4446, 4.50%, 5/20/2039	6,999	7,542

Pool # 4467, 4.00%, 6/20/2039	32,297	34,456

Pool # 4468, 4.50%, 6/20/2039	6,594	7,109

Pool # 4494, 4.00%, 7/20/2039	36,107	38,523

Pool # 4495, 4.50%, 7/20/2039	28,008	30,186

Pool # 4519, 4.50%, 8/20/2039	10,485	11,306

Pool # 4558, 4.50%, 10/20/2039	8,580	9,254

Pool # 4576, 4.00%, 11/20/2039	15,668	16,720

Pool # 4598, 4.50%, 12/20/2039	16,968	18,320

Pool # 4617, 4.50%, 1/20/2040	9,429	10,183

Pool # 4636, 4.50%, 2/20/2040	12,983	14,025

Pool # 4656, 4.00%, 3/20/2040	25,352	27,043

Pool # 4677, 4.00%, 4/20/2040	173,611	185,169

Pool # 4678, 4.50%, 4/20/2040	3,220	3,480

Pool # 4695, 4.00%, 5/20/2040	8,155	8,701

Pool # 4696, 4.50%, 5/20/2040	3,370	3,644

Pool # 4712, 4.00%, 6/20/2040	12,084	12,894

Pool # 4800, 4.00%, 9/20/2040	13,648	14,565

Pool # 4945, 4.00%, 2/20/2041	28,023	29,925

Pool # 4976, 3.50%, 3/20/2041	28,698	30,446

Pool # 4977, 4.00%, 3/20/2041	49,273	52,623

Pool # 5016, 4.00%, 4/20/2041	18,849	20,131

Pool # 5054, 4.00%, 5/20/2041	29,958	32,007

Pool # 5114, 4.00%, 7/20/2041	4,069	4,346

Pool # 779497, 3.50%, 10/20/2041	28,449	30,061

Pool # 5233, 4.00%, 11/20/2041	4,757	5,082

Pool # 5259, 4.00%, 12/20/2041	18,050	19,282

Pool # 5279, 3.50%, 1/20/2042	53,946	57,304

Pool # 5330, 3.00%, 3/20/2042	34,499	35,864

Pool # MA0220, 3.50%, 7/20/2042	23,238	24,685

Pool # 796468, 4.00%, 9/20/2042	54,777	58,280

Pool # MA0534, 3.50%, 11/20/2042	160,455	170,444

Pool # AA6040, 3.00%, 1/20/2043	145,263	150,063

Pool # AD1584, 3.00%, 1/20/2043	375,751	387,712

Pool # 783755, 3.00%, 4/20/2043	316,623	329,149

Pool # 783976, 3.50%, 4/20/2043	52,127	55,372

Pool # AG2675, 4.00%, 10/20/2043	71,202	75,604

Pool # MA1376, 4.00%, 10/20/2043	290,936	310,737

Pool # MA1679, 4.50%, 2/20/2044	11,729	12,582

Pool # MA1995, 3.50%, 6/20/2044	83,418	87,821

Pool # AI4705, 3.50%, 9/20/2044	39,402	41,453

Pool # MA2223, 3.50%, 9/20/2044	176,217	185,092

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AI4926, 3.50%, 11/20/2044	21,099	22,007

Pool # 784026, 3.50%, 12/20/2044	273,001	287,466

Pool # AK7035, 3.50%, 2/20/2045	31,828	33,356

Pool # MA2677, 3.00%, 3/20/2045	70,152	72,659

Pool # MA2678, 3.50%, 3/20/2045	457,077	478,101

Pool # MA2754, 3.50%, 4/20/2045	22,231	23,244

Pool # 626942, 3.00%, 5/20/2045	493,249	504,877

Pool # MA2829, 5.00%, 5/20/2045	62,301	68,481

Pool # AM9881, 3.00%, 6/20/2045	27,752	28,633

Pool # MA2891, 3.00%, 6/20/2045	24,772	25,658

Pool # AN2972, 4.00%, 9/20/2045	154,027	162,344

Pool # 784623, 3.50%, 10/20/2045	138,646	145,871

Pool # AO8403, 3.50%, 10/20/2045	68,642	71,319

Pool # MA3247, 5.00%, 11/20/2045	60,031	65,227

Pool # AO9442, 3.50%, 12/20/2045	39,956	41,999

Pool # AQ6659, 3.50%, 12/20/2045	385,920	406,241

Pool # 784119, 3.00%, 2/20/2046	78,421	81,428

Pool # MA3456, 4.50%, 2/20/2046	31,625	33,667

Pool # AS2837, 3.50%, 3/20/2046	413,255	434,849

Pool # MA3523, 4.50%, 3/20/2046	31,413	33,496

Pool # MA3662, 3.00%, 5/20/2046	107,372	111,016

Pool # AS4942, 4.00%, 5/20/2046	37,282	39,326

Pool # MA3735, 3.00%, 6/20/2046	1,029,097	1,065,590

Pool # MA3736, 3.50%, 6/20/2046	313,745	327,457

Pool # 784768, 3.00%, 9/20/2046	179,043	184,609

Pool # AW0605, 4.50%, 9/20/2046	156,456	163,434

Pool # MA4002, 2.50%, 10/20/2046	136,704	138,794

Pool # AV8383, 3.00%, 10/20/2046	61,769	63,685

Pool # MA4072, 5.00%, 11/20/2046	64,438	71,046

Pool # MA4127, 3.50%, 12/20/2046	88,272	92,132

Pool # MA4260, 2.50%, 2/20/2047	157,153	159,554

Pool # 675725, 3.50%, 6/20/2047	17,115	18,001

Pool # MA4838, 4.00%, 11/20/2047	267,659	280,333

Pool # BD6940, 3.50%, 12/20/2047	1,036	1,090

Pool # 784678, 4.00%, 1/20/2048	36,329	38,258

Pool # 784474, 3.50%, 2/20/2048	282,915	297,498

Pool # MA5019, 3.50%, 2/20/2048	480,656	500,824

Pool # MA5191, 3.50%, 5/20/2048	109,686	114,229

Pool # MA5264, 4.00%, 6/20/2048	157,414	164,024

Pool # MA5265, 4.50%, 6/20/2048	61,474	64,509

Pool # MA5331, 4.50%, 7/20/2048	231,477	242,878

Pool # MA5528, 4.00%, 10/20/2048	99,897	104,134

Pool # MA5595, 4.00%, 11/20/2048	249,597	260,457

Pool # MA5651, 4.00%, 12/20/2048	184,606	192,609

Pool # MA5652, 4.50%, 12/20/2048	73,833	77,289

Pool # BK1663, 5.00%, 12/20/2048	38,221	40,185

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # MA5709, 3.50%, 1/20/2049	421,465	439,247

Pool # MA5711, 4.50%, 1/20/2049	86,541	90,592

Pool # BK3770, 5.50%, 1/20/2049	79,441	85,736

Pool # MA5762, 3.50%, 2/20/2049	627,309	652,014

Pool # MA5763, 4.00%, 2/20/2049	92,570	96,624

Pool # MA5816, 3.50%, 3/20/2049	269,594	280,212

Pool # MA5876, 4.00%, 4/20/2049	59,224	61,836

Pool # MA5931, 4.00%, 5/20/2049	89,286	93,270

Pool # MA5985, 3.50%, 6/20/2049	75,613	78,591

Pool # MA5987, 4.50%, 6/20/2049	72,564	76,380

Pool # MA5988, 5.00%, 6/20/2049	179,213	189,460

Pool # MA6089, 3.00%, 8/20/2049	98,000	101,129

Pool # MA6093, 5.00%, 8/20/2049	60,000	63,346

UMBS, 15 Year

Pool # AC3256, 4.50%, 9/1/2024	65,735	68,892

Pool # ZK2080, 4.00%, 1/1/2025	150,725	157,222

Pool # AC7007, 4.50%, 1/1/2025	89,943	94,597

Pool # AL9580, 4.00%, 3/1/2025	56,766	59,108

Pool # 932724, 4.00%, 4/1/2025	22,716	23,701

Pool # ZK2723, 3.50%, 11/1/2025	58,088	60,168

Pool # AH4450, 3.00%, 1/1/2026	59,927	61,500

Pool # AK4047, 3.00%, 2/1/2027	52,580	54,159

Pool # AO4400, 2.50%, 7/1/2027	165,737	168,594

Pool # AB6811, 2.50%, 10/1/2027	36,727	37,297

Pool # AQ9442, 2.00%, 12/1/2027	66,960	67,408

Pool # AP6059, 2.00%, 6/1/2028	28,489	28,679

Pool # BM5381, 3.00%, 6/1/2028	214,657	220,497

Pool # FM1105, 2.50%, 6/1/2029	127,230	129,201

Pool # AS3345, 2.00%, 7/1/2029	22,778	22,768

Pool # AL7205, 3.50%, 12/1/2029	305,675	317,922

Pool # BM4202, 3.50%, 12/1/2029	186,408	193,817

Pool # MA2684, 3.00%, 7/1/2031	270,897	278,990

Pool # AL9418, 3.50%, 8/1/2031	104,931	109,875

Pool # BD5647, 2.00%, 11/1/2031	34,716	34,649

Pool # 890776, 3.50%, 11/1/2031	80,289	83,158

Pool # BM5490, 3.50%, 11/1/2031	54,869	56,923

Pool # BM4993, 3.50%, 3/1/2032	130,819	135,770

Pool # BM4741, 3.00%, 4/1/2032	39,703	40,823

Pool # BE8694, 3.50%, 7/1/2032	89,632	93,065

Pool # CA0775, 2.50%, 11/1/2032	68,599	69,709

Pool # MA3188, 3.00%, 11/1/2032	70,238	72,153

Pool # BH7081, 2.50%, 12/1/2032	124,573	126,277

Pool # MA3547, 3.00%, 12/1/2033	32,208	33,021

Pool # BD9105, 4.00%, 1/1/2034	137,100	143,834

Pool # MA3764, 2.50%, 9/1/2034	40,000	40,531

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

UMBS, 20 Year

Pool # MA0885, 3.50%, 10/1/2031	78,748	82,084

Pool # AL6159, 4.50%, 1/1/2032	117,573	125,982

Pool # ZJ9491, 3.50%, 12/1/2032	35,750	37,052

Pool # MA2079, 4.00%, 11/1/2034	37,283	39,497

Pool # MA2287, 3.00%, 6/1/2035	99,432	102,327

Pool # AL6970, 3.50%, 7/1/2035	74,308	77,456

Pool # MA2508, 4.00%, 1/1/2036	135,035	143,063

Pool # MA3519, 4.00%, 11/1/2038	64,269	67,347

Pool # MA3683, 3.50%, 6/1/2039	138,049	143,129

Pool # RB5001, 3.50%, 7/1/2039	89,767	93,113

Pool # FM1295, 3.50%, 8/1/2039	80,452	83,573

UMBS, 30 Year

Pool # 725232, 5.00%, 3/1/2034	22,360	24,887

Pool # 790003, 6.00%, 8/1/2034	24,368	27,806

Pool # 735503, 6.00%, 4/1/2035	77,048	88,239

Pool # AB0284, 6.00%, 2/1/2037	88,892	101,790

Pool # BH7907, 6.50%, 12/1/2037	32,946	37,916

Pool # AU7519, 3.50%, 9/1/2038	101,233	104,732

Pool # BC1637, 5.00%, 6/1/2039	93,858	104,064

Pool # 190399, 5.50%, 11/1/2039	183,503	206,548

Pool # AD0700, 5.50%, 1/1/2040	103,247	116,092

Pool # AB1143, 4.50%, 6/1/2040	171,210	189,675

Pool # AD5479, 5.00%, 6/1/2040	69,867	76,968

Pool # AB1259, 5.00%, 7/1/2040	89,609	99,046

Pool # BM3090, 3.50%, 2/1/2041	438,743	458,785

Pool # AL0241, 4.00%, 4/1/2041	132,671	141,767

Pool # AK2386, 3.50%, 2/1/2042	85,673	89,612

Pool # AK7028, 4.00%, 4/1/2042	161,159	172,219

Pool # AO4134, 3.50%, 6/1/2042	28,516	29,862

Pool # AO8694, 4.50%, 7/1/2042	39,472	41,934

Pool # ZA6807, 4.50%, 8/1/2042	119,362	125,582

Pool # AB6632, 3.50%, 10/1/2042	484,408	506,686

Pool # AB7580, 3.00%, 1/1/2043	358,509	370,538

Pool # AQ1104, 3.00%, 1/1/2043	63,406	65,452

Pool # AR4239, 3.00%, 2/1/2043	79,768	82,424

Pool # AR2315, 3.50%, 2/1/2043	117,394	122,936

Pool # AR6770, 4.00%, 3/1/2043	32,207	34,458

Pool # AT8912, 3.00%, 7/1/2043	274,786	284,007

Pool # AU1629, 3.00%, 7/1/2043	197,676	204,401

Pool # AU3735, 3.00%, 8/1/2043	280,885	290,237

Pool # BM3704, 3.00%, 9/1/2043	84,423	86,957

Pool # AU4256, 3.50%, 9/1/2043	69,864	73,122

Pool # BM4635, 2.50%, 10/1/2043	324,217	327,324

Pool # AS1121, 4.00%, 11/1/2043	119,881	127,143

Pool # AL7696, 3.00%, 12/1/2043	132,181	136,611

Pool # AS1557, 4.00%, 1/1/2044	120,454	128,020

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # BM5365, 4.00%, 3/1/2044	183,471	195,675

Pool # AS2700, 4.00%, 6/1/2044	113,064	120,950

Pool # AS2947, 4.00%, 7/1/2044	113,030	120,064

Pool # AL9072, 5.00%, 7/1/2044	168,713	185,003

Pool # AL9569, 5.00%, 8/1/2044	379,463	418,300

Pool # BM4620, 3.00%, 10/1/2044	209,951	217,009

Pool # AX3072, 3.50%, 10/1/2044	47,728	49,831

Pool # AX2491, 4.00%, 10/1/2044	24,304	25,763

Pool # AS3710, 4.00%, 11/1/2044	74,253	78,906

Pool # AS4012, 3.50%, 12/1/2044	143,052	150,242

Pool # BM5171, 4.00%, 1/1/2045	122,733	130,968

Pool # AS4402, 3.50%, 2/1/2045	140,608	148,150

Pool # BM3398, 3.50%, 4/1/2045	29,159	30,621

Pool # AZ1803, 4.50%, 7/1/2045	39,852	42,338

Pool # AS5570, 3.50%, 8/1/2045	136,512	142,302

Pool # AS5778, 3.50%, 9/1/2045	53,760	56,102

Pool # AS5851, 4.50%, 9/1/2045	49,275	52,765

Pool # AS6196, 3.50%, 11/1/2045	71,728	75,018

Pool # AS6686, 4.50%, 1/1/2046	34,837	37,385

Pool # AS6654, 3.50%, 2/1/2046	49,298	51,413

Pool # AS6613, 4.00%, 2/1/2046	117,967	124,326

Pool # AL9128, 4.50%, 2/1/2046	54,684	59,210

Pool # AS6795, 4.00%, 3/1/2046	70,938	74,758

Pool # ZA4628, 4.00%, 3/1/2046	98,249	105,112

Pool # FM1224, 3.50%, 4/1/2046	55,585	58,118

Pool # BC1863, 2.50%, 5/1/2046	31,040	31,213

Pool # AL8936, 4.50%, 5/1/2046	42,311	45,425

Pool # AS7376, 3.00%, 6/1/2046	636,340	654,881

Pool # BM5587, 4.00%, 6/1/2046	126,683	134,064

Pool # BE5039, 3.50%, 7/1/2046	121,792	127,915

Pool # BD2357, 4.50%, 7/1/2046	117,868	125,266

Pool # ZM1621, 4.50%, 9/1/2046	229,232	255,806

Pool # MA2806, 3.00%, 11/1/2046	499,209	513,787

Pool # BM4990, 2.50%, 1/1/2047	24,482	24,709

Pool # AS8695, 4.00%, 1/1/2047	82,940	89,003

Pool # AL9916, 4.00%, 2/1/2047	166,482	175,189

Pool # AS8823, 4.00%, 2/1/2047	203,779	213,847

Pool # BM5955, 4.00%, 2/1/2047	98,023	104,107

Pool # MA2920, 3.00%, 3/1/2047	20,782	21,356

Pool # AS8966, 4.00%, 3/1/2047	438,497	461,691

Pool # AS9313, 4.00%, 3/1/2047	51,869	55,035

Pool # AS9480, 4.50%, 4/1/2047	98,742	107,370

Pool # BM5220, 3.50%, 5/1/2047	87,663	91,105

Pool # AS9946, 3.50%, 7/1/2047	374,104	390,842

Pool # AS9988, 4.50%, 7/1/2047	100,045	106,181

Pool # BH7375, 3.50%, 8/1/2047	219,307	227,368

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # CA0553, 4.00%, 8/1/2047	291,319	305,168

Pool # CA0850, 3.00%, 9/1/2047	144,151	147,941

Pool # BH9394, 3.50%, 10/1/2047	287,296	297,675

Pool # BH9392, 3.50%, 11/1/2047	78,657	81,148

Pool # MA3237, 3.00%, 1/1/2048	853,485	875,395

Pool # ZS4750, 3.00%, 1/1/2048	99,955	102,560

Pool # BM3475, 4.00%, 1/1/2048	64,311	69,365

Pool # BJ5910, 3.50%, 2/1/2048	293,352	311,401

Pool # MA3276, 3.50%, 2/1/2048	234,530	242,683

Pool # MA3305, 3.50%, 3/1/2048	25,932	26,859

Pool # CA2687, 3.00%, 5/1/2048	48,053	49,692

Pool # BM4054, 4.00%, 5/1/2048	226,758	240,866

Pool # MA3425, 3.00%, 6/1/2048	122,258	125,044

Pool # BM4757, 3.50%, 7/1/2048	121,252	126,271

Pool # MA3414, 3.50%, 7/1/2048	70,126	72,250

Pool # ZS4777, 3.50%, 7/1/2048	34,105	35,190

Pool # MA3495, 4.00%, 10/1/2048	236,930	246,071

Pool # BM5950, 3.00%, 11/1/2048	298,164	307,213

Pool # MA3521, 4.00%, 11/1/2048	160,321	166,690

Pool # MA3536, 4.00%, 12/1/2048	316,296	328,447

Pool # MA3577, 3.00%, 1/1/2049	72,060	73,455

Pool # BK9581, 3.50%, 1/1/2049	140,112	147,160

Pool # MA3603, 3.00%, 2/1/2049	39,173	39,977

Pool # MA3592, 4.00%, 2/1/2049	415,253	430,181

Pool # QA0443, 4.00%, 2/1/2049	179,369	188,155

Pool # MA3593, 4.50%, 2/1/2049	410,412	431,379

Pool # BN4380, 3.00%, 3/1/2049	88,162	89,868

Pool # MA3614, 3.50%, 3/1/2049	36,615	37,617

Pool # MA3637, 3.50%, 4/1/2049	154,801	159,047

Pool # MA3638, 4.00%, 4/1/2049	132,458	137,399

Pool # ZT1864, 4.00%, 4/1/2049	28,322	29,340

Pool # BN5418, 4.50%, 4/1/2049	59,301	63,747

Pool # MA3639, 4.50%, 4/1/2049	28,166	29,654

Pool # ZT1951, 3.50%, 5/1/2049	64,903	66,717

Pool # ZT1952, 4.00%, 5/1/2049	410,879	426,470

Pool # CA3528, 5.00%, 5/1/2049	59,450	63,701

Pool # ZT2086, 3.50%, 6/1/2049 (a)	99,878	102,654

Pool # MA3687, 4.00%, 6/1/2049	195,934	203,719

Pool # FM1198, 3.00%, 7/1/2049	99,794	102,519

Pool # BO1169, 3.50%, 7/1/2049	246,913	254,188

Pool # MA3692, 3.50%, 7/1/2049	197,858	203,759

Pool # BO1766, 4.50%, 7/1/2049	290,257	306,356

Pool # QA1997, 3.00%, 8/1/2049	75,000	76,455

Pool # SD8005, 3.50%, 8/1/2049	238,892	245,902

Pool # MA3747, 4.50%, 8/1/2049	47,701	50,303

Total Mortgage-Backed Securities (Cost $49,391,962)		50,656,937

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 25.7%

Aerospace & Defense — 0.7%

Boeing Co. (The)

1.65%, 10/30/2020	101,000	100,729

2.80%, 3/1/2023	26,000	26,655

1.88%, 6/15/2023	54,000	53,735

2.80%, 3/1/2024	100,000	103,156

2.60%, 10/30/2025	47,000	48,128

3.25%, 3/1/2028	100,000	106,962

3.45%, 11/1/2028	50,000	54,217

3.55%, 3/1/2038	105,000	112,202

3.50%, 3/1/2039	97,000	103,675

6.88%, 3/15/2039	30,000	45,399

5.88%, 2/15/2040	40,000	55,954

3.38%, 6/15/2046	52,000	53,316

3.83%, 3/1/2059	97,000	105,921

Hexcel Corp. 3.95%, 2/15/2027	125,000	132,293

Huntington Ingalls Industries, Inc. 3.48%, 12/1/2027	79,000	83,210

Spirit AeroSystems, Inc.

3.95%, 6/15/2023	33,000	34,296

3.85%, 6/15/2026	50,000	52,469

4.60%, 6/15/2028	71,000	78,023

		1,350,340

Auto Components — 0.1%

Lear Corp.

5.25%, 1/15/2025	151,000	156,287

4.25%, 5/15/2029	33,000	34,210

		190,497

Banks — 3.2%

Bancolombia SA (Colombia) 5.95%, 6/3/2021	400,000	422,056

Bank of Nova Scotia (The) (Canada) 1.88%, 4/26/2021	25,000	25,011

BankUnited, Inc. 4.88%, 11/17/2025	135,000	148,543

Canadian Imperial Bank of Commerce (Canada)

2.70%, 2/2/2021	68,000	68,700

2.55%, 6/16/2022	123,000	125,162

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	28,000	28,298

3.50%, 9/13/2023	317,000	335,493

3.10%, 4/2/2024	45,000	46,697

Comerica, Inc. 3.70%, 7/31/2023	201,000	212,502

Commonwealth Bank of Australia (Australia) 2.55%, 3/15/2021	250,000	252,184

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Discover Bank

4.20%, 8/8/2023	250,000	268,442

3.45%, 7/27/2026	90,000	94,044

4.65%, 9/13/2028	90,000	101,813

First Republic Bank 2.50%, 6/6/2022	100,000	100,772

Huntington Bancshares, Inc.

2.30%, 1/14/2022	136,000	136,641

4.00%, 5/15/2025	147,000	158,835

Kreditanstalt fuer Wiederaufbau (Germany)

2.63%, 4/12/2021	145,000	147,288

1.50%, 6/15/2021	40,000	39,930

1.75%, 9/15/2021	30,000	30,116

2.50%, 2/15/2022	25,000	25,597

2.13%, 3/7/2022	100,000	101,542

2.63%, 2/28/2024	36,000	37,793

2.50%, 11/20/2024	60,000	63,091

2.00%, 5/2/2025	183,000	188,047

2.88%, 4/3/2028	118,000	130,512

Landesbank Baden-Wuerttemberg (Germany) 7.63%, 2/1/2023	25,000	29,495

Landwirtschaftliche Rentenbank (Germany)

3.13%, 11/14/2023	31,000	33,033

2.00%, 1/13/2025	25,000	25,652

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	518,000	540,874

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (b)	40,000	40,939

National Bank of Canada (Canada) 2.20%, 11/2/2020	250,000	250,718

RBC USA Holdco Corp. 5.25%, 9/15/2020	25,000	25,800

Royal Bank of Canada (Canada)

2.50%, 1/19/2021	70,000	70,583

2.30%, 3/22/2021	25,000	25,182

2.75%, 2/1/2022	402,000	410,599

3.70%, 10/5/2023	139,000	147,937

2.55%, 7/16/2024	125,000	127,428

SunTrust Bank 2.45%, 8/1/2022	127,000	128,492

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (b)	121,000	123,865

3.00%, 2/2/2023	101,000	103,922

3.20%, 4/1/2024	127,000	133,178

4.05%, 11/3/2025	113,000	124,049

SunTrust Banks, Inc.

2.90%, 3/3/2021	108,000	109,230

4.00%, 5/1/2025	173,000	188,516

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

SVB Financial Group 5.38%, 9/15/2020	135,000	139,119

Synovus Financial Corp. 3.13%, 11/1/2022	90,000	90,180

		6,157,900

Beverages — 0.2%

Diageo Capital plc (United Kingdom) 3.88%, 4/29/2043	124,000	143,402

Diageo Investment Corp. (United Kingdom) 4.25%, 5/11/2042	200,000	239,773

		383,175

Biotechnology — 0.1%

Biogen, Inc. 4.05%, 9/15/2025	100,000	108,594

Building Products — 0.0% (c)

Lennox International, Inc. 3.00%, 11/15/2023	25,000	25,337

Capital Markets — 2.9%

Affiliated Managers Group, Inc.

4.25%, 2/15/2024	53,000	56,984

3.50%, 8/1/2025	50,000	52,127

Ameriprise Financial, Inc.

3.00%, 3/22/2022	28,000	28,661

4.00%, 10/15/2023	55,000	59,113

3.70%, 10/15/2024	30,000	32,291

2.88%, 9/15/2026	217,000	224,774

Apollo Investment Corp. 5.25%, 3/3/2025	40,000	40,934

BGC Partners, Inc. 5.38%, 7/24/2023	89,000	95,882

BlackRock, Inc.

4.25%, 5/24/2021	89,000	92,635

3.38%, 6/1/2022	163,000	170,193

3.50%, 3/18/2024	95,000	102,278

3.20%, 3/15/2027	480,000	514,377

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	53,000	56,052

4.70%, 9/20/2047	417,000	471,549

Cboe Global Markets, Inc. 3.65%, 1/12/2027	38,000	41,101

CME Group, Inc.

3.75%, 6/15/2028	141,000	158,928

5.30%, 9/15/2043	149,000	207,130

4.15%, 6/15/2048	57,000	69,594

E*TRADE Financial Corp. 2.95%, 8/24/2022	120,000	122,473

Eaton Vance Corp. 3.63%, 6/15/2023	78,000	81,896

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

Intercontinental Exchange, Inc.

2.75%, 12/1/2020	156,000	157,116

2.35%, 9/15/2022	146,000	147,663

4.00%, 10/15/2023	125,000	134,398

3.10%, 9/15/2027	75,000	79,484

3.75%, 9/21/2028	100,000	111,274

4.25%, 9/21/2048	101,000	124,355

Janus Capital Group, Inc. (United Kingdom) 4.88%, 8/1/2025	25,000	27,600

Lazard Group LLC

3.75%, 2/13/2025	253,000	265,892

3.63%, 3/1/2027	265,000	275,689

4.50%, 9/19/2028	100,000	110,305

Nasdaq, Inc.

4.25%, 6/1/2024	118,000	128,532

3.85%, 6/30/2026	154,000	167,097

S&P Global, Inc.

4.00%, 6/15/2025	25,000	27,512

2.95%, 1/22/2027	249,000	261,487

4.50%, 5/15/2048	200,000	254,085

Stifel Financial Corp.

3.50%, 12/1/2020	75,000	75,975

4.25%, 7/18/2024	26,000	27,528

TD Ameritrade Holding Corp.

2.95%, 4/1/2022	128,000	131,069

3.75%, 4/1/2024	144,000	154,041

3.63%, 4/1/2025	50,000	53,514

3.30%, 4/1/2027	25,000	26,527

		5,420,115

Chemicals — 0.6%

Ecolab, Inc.

4.35%, 12/8/2021	25,000	26,285

2.38%, 8/10/2022	26,000	26,260

3.25%, 1/14/2023	53,000	55,071

2.70%, 11/1/2026	35,000	36,299

5.50%, 12/8/2041	35,000	47,670

3.95%, 12/1/2047	291,000	342,161

LYB International Finance BV 5.25%, 7/15/2043	75,000	86,636

NewMarket Corp. 4.10%, 12/15/2022	50,000	52,293

SASOL Financing USA LLC (South Africa) 6.50%, 9/27/2028	335,000	371,745

Syngenta Finance NV (Switzerland) 3.13%, 3/28/2022	25,000	25,291

		1,069,711

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Commercial Services & Supplies — 0.1%

RELX Capital, Inc. (United Kingdom)

3.50%, 3/16/2023	96,000	100,056

4.00%, 3/18/2029	63,000	69,477

		169,533

Communications Equipment — 0.2%

Motorola Solutions, Inc.

3.75%, 5/15/2022	42,000	43,442

3.50%, 3/1/2023	142,000	146,174

4.00%, 9/1/2024	95,000	101,093

4.60%, 2/23/2028	40,000	43,367

5.50%, 9/1/2044	87,000	94,209

		428,285

Consumer Finance — 1.7%

American Express Co.

3.38%, 5/17/2021	40,000	40,869

2.50%, 8/1/2022	40,000	40,562

2.65%, 12/2/2022	82,000	83,585

3.40%, 2/27/2023	40,000	41,787

3.00%, 10/30/2024	28,000	29,059

4.05%, 12/3/2042	263,000	313,646

American Express Credit Corp.

2.70%, 3/3/2022	95,000	96,891

3.30%, 5/3/2027	300,000	324,186

Capital One Financial Corp.

2.40%, 10/30/2020	334,000	334,946

4.75%, 7/15/2021	30,000	31,363

3.20%, 1/30/2023	220,000	226,680

3.50%, 6/15/2023	40,000	41,776

3.75%, 4/24/2024	58,000	61,451

3.30%, 10/30/2024	125,000	129,576

3.80%, 1/31/2028	100,000	106,613

Discover Financial Services

3.85%, 11/21/2022	230,000	241,250

3.95%, 11/6/2024	27,000	28,783

3.75%, 3/4/2025	104,000	109,495

4.50%, 1/30/2026	20,000	22,088

4.10%, 2/9/2027	35,000	37,684

Synchrony Financial

3.75%, 8/15/2021	501,000	512,298

2.85%, 7/25/2022	73,000	73,985

4.25%, 8/15/2024	50,000	53,236

4.50%, 7/23/2025	25,000	26,868

3.70%, 8/4/2026	69,000	70,759

3.95%, 12/1/2027	30,000	31,101

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — continued

5.15%, 3/19/2029	180,000	202,711

		3,313,248

Containers & Packaging — 0.1%

Amcor Finance USA, Inc. (Australia) 3.63%, 4/28/2026 (d)	94,000	97,940

Avery Dennison Corp. 4.88%, 12/6/2028	81,000	92,348

Sonoco Products Co. 5.75%, 11/1/2040	65,000	81,774

		272,062

Diversified Financial Services — 0.1%

Private Export Funding Corp.

Series BB, 4.30%, 12/15/2021	84,000	88,828

Diversified Telecommunication Services — 1.1%

Bell Canada, Inc. (Canada)

4.46%, 4/1/2048	109,000	131,032

4.30%, 7/29/2049	60,000	70,663

Deutsche Telekom International Finance BV (Germany) 9.25%, 6/1/2032	340,000	543,512

TELUS Corp. (Canada)

2.80%, 2/16/2027	50,000	50,978

4.60%, 11/16/2048	159,000	191,914

Verizon Communications, Inc.

3.13%, 3/16/2022	25,000	25,772

2.45%, 11/1/2022	113,000	114,565

3.50%, 11/1/2024	159,000	169,493

2.63%, 8/15/2026	25,000	25,611

4.33%, 9/21/2028	50,000	57,434

4.02%, 12/3/2029 (d)	163,000	184,108

7.75%, 12/1/2030	80,000	118,204

4.50%, 8/10/2033	25,000	29,555

4.40%, 11/1/2034	91,000	105,414

6.40%, 2/15/2038	40,000	54,585

4.81%, 3/15/2039	25,000	30,659

4.52%, 9/15/2048	28,000	33,719

5.01%, 4/15/2049	37,000	47,298

4.67%, 3/15/2055	47,000	57,889

		2,042,405

Electric Utilities — 0.9%

Avangrid, Inc. 3.80%, 6/1/2029	60,000	65,440

Baltimore Gas & Electric Co.

3.35%, 7/1/2023	25,000	26,217

2.40%, 8/15/2026	57,000	57,444

6.35%, 10/1/2036	20,000	28,874

3.50%, 8/15/2046	390,000	415,739

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

DTE Electric Co.

3.38%, 3/1/2025	25,000	26,609

4.30%, 7/1/2044	90,000	109,533

Enel Americas SA (Chile) 4.00%, 10/25/2026	112,000	115,990

Enel Chile SA (Chile) 4.88%, 6/12/2028	134,000	148,164

Exelon Corp.

5.15%, 12/1/2020	60,000	61,719

4.95%, 6/15/2035	62,000	73,180

5.10%, 6/15/2045	83,000	104,168

Iberdrola International BV (Spain) 6.75%, 7/15/2036	40,000	56,380

NextEra Energy Capital Holdings, Inc.

Series H, 3.34%, 9/1/2020	25,000	25,264

2.80%, 1/15/2023	75,000	76,734

3.25%, 4/1/2026	40,000	41,808

3.55%, 5/1/2027	38,000	40,619

Oklahoma Gas & Electric Co.

3.80%, 8/15/2028	10,000	11,020

4.15%, 4/1/2047	27,000	31,255

Public Service Electric & Gas Co.

2.38%, 5/15/2023	147,000	149,256

3.65%, 9/1/2042	25,000	27,639

3.80%, 1/1/2043	29,000	32,704

		1,725,756

Electrical Equipment — 0.1%

Legrand France SA (France) 8.50%, 2/15/2025	50,000	65,083

Rockwell Automation, Inc.

3.50%, 3/1/2029	50,000	55,106

4.20%, 3/1/2049	66,000	81,355

		201,544

Electronic Equipment, Instruments & Components — 0.2%

Allegion US Holding Co., Inc.

3.20%, 10/1/2024	25,000	25,519

3.55%, 10/1/2027	70,000	71,925

FLIR Systems, Inc. 3.13%, 6/15/2021	60,000	60,758

Keysight Technologies, Inc. 4.60%, 4/6/2027	110,000	121,125

		279,327

Energy Equipment & Services — 0.0% (c)

Helmerich & Payne, Inc.

4.65%, 3/15/2025 (d)	30,000	32,630

4.65%, 3/15/2025	30,000	32,629

		65,259

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Entertainment — 0.6%

Electronic Arts, Inc. 4.80%, 3/1/2026	110,000	125,445

TWDC Enterprises 18 Corp.

7.00%, 3/1/2032	25,000	37,490

3.70%, 12/1/2042	50,000	56,886

3.00%, 7/30/2046	547,000	564,275

Walt Disney Co. (The)

4.50%, 2/15/2021 (d)	235,000	243,583

3.00%, 9/15/2022 (d)	25,000	25,821

5.40%, 10/1/2043 (d)	25,000	34,762

		1,088,262

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Rayonier, Inc. 3.75%, 4/1/2022	25,000	25,486

Food & Staples Retailing — 0.4%

Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029	60,000	78,300

Koninklijke Ahold Delhaize NV (Netherlands) 5.70%, 10/1/2040	77,000	97,678

Sysco Corp.

3.30%, 7/15/2026	290,000	305,085

3.25%, 7/15/2027	168,000	177,339

4.85%, 10/1/2045	125,000	155,979

		814,381

Food Products — 0.1%

Flowers Foods, Inc. 3.50%, 10/1/2026	114,000	118,198

Gas Utilities — 0.2%

Dominion Energy Gas Holdings LLC 3.60%, 12/15/2024	90,000	95,965

National Fuel Gas Co.

4.90%, 12/1/2021	67,000	69,696

3.75%, 3/1/2023	130,000	134,351

5.20%, 7/15/2025	50,000	54,850

		354,862

Health Care Equipment & Supplies — 0.8%

Baxter International, Inc.

2.60%, 8/15/2026	143,000	145,795

3.50%, 8/15/2046	50,000	50,727

Edwards Lifesciences Corp. 4.30%, 6/15/2028	105,000	119,257

Koninklijke Philips NV (Netherlands)

6.88%, 3/11/2038	49,000	74,213

5.00%, 3/15/2042	220,000	274,663

Stryker Corp.

2.63%, 3/15/2021	70,000	70,563

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

3.38%, 5/15/2024	73,000	76,940

3.38%, 11/1/2025	100,000	106,560

3.50%, 3/15/2026	71,000	76,271

3.65%, 3/7/2028	375,000	412,172

4.10%, 4/1/2043	25,000	28,602

4.38%, 5/15/2044	50,000	59,269

4.63%, 3/15/2046	53,000	66,971

		1,562,003

Hotels, Restaurants & Leisure — 0.6%

Choice Hotels International, Inc. 5.75%, 7/1/2022	29,000	31,053

Darden Restaurants, Inc.

3.85%, 5/1/2027	70,000	74,783

4.55%, 2/15/2048	29,000	31,138

Starbucks Corp.

2.10%, 2/4/2021	200,000	200,224

2.70%, 6/15/2022	300,000	306,158

3.85%, 10/1/2023	41,000	43,675

3.55%, 8/15/2029	200,000	218,836

4.30%, 6/15/2045	175,000	197,342

		1,103,209

Household Durables — 0.1%

Harman International Industries, Inc. 4.15%, 5/15/2025	96,000	102,278

NVR, Inc. 3.95%, 9/15/2022	75,000	77,965

		180,243

Household Products — 0.3%

Church & Dwight Co., Inc.

2.45%, 8/1/2022	98,000	99,009

3.15%, 8/1/2027	49,000	51,223

3.95%, 8/1/2047	51,000	56,401

Clorox Co. (The)

3.05%, 9/15/2022	60,000	61,679

3.50%, 12/15/2024	62,000	66,290

3.10%, 10/1/2027	65,000	68,703

3.90%, 5/15/2028	60,000	67,325

		470,630

Independent Power and Renewable Electricity Producers — 0.3%

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	25,000	26,359

Exelon Generation Co. LLC

3.40%, 3/15/2022	104,000	107,090

4.25%, 6/15/2022	75,000	78,839

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — continued

PSEG Power LLC

3.00%, 6/15/2021	50,000	50,610

3.85%, 6/1/2023	25,000	26,412

8.63%, 4/15/2031	171,000	242,280

		531,590

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.

3.75%, 11/15/2022	86,000	88,713

3.50%, 12/1/2024	20,000	20,807

3.75%, 12/1/2027	50,000	52,823

Ingersoll-Rand Global Holding Co. Ltd.

2.90%, 2/21/2021	417,000	421,253

4.25%, 6/15/2023	86,000	91,993

		675,589

Insurance — 0.1%

Loews Corp.

2.63%, 5/15/2023	107,000	108,696

3.75%, 4/1/2026	77,000	82,976

6.00%, 2/1/2035	30,000	39,545

		231,217

Interactive Media & Services — 0.2%

Alphabet, Inc.

3.63%, 5/19/2021	70,000	72,115

3.38%, 2/25/2024	40,000	42,746

2.00%, 8/15/2026	330,000	332,652

		447,513

Internet & Direct Marketing Retail — 0.2%

Booking Holdings, Inc.

2.75%, 3/15/2023	100,000	102,598

3.65%, 3/15/2025	64,000	68,420

3.60%, 6/1/2026	59,000	63,288

3.55%, 3/15/2028	51,000	55,253

		289,559

IT Services — 0.3%

Broadridge Financial Solutions, Inc. 3.40%, 6/27/2026	105,000	109,785

Mastercard, Inc.

2.00%, 11/21/2021	100,000	100,445

3.38%, 4/1/2024	35,000	37,377

2.95%, 11/21/2026	40,000	42,374

3.50%, 2/26/2028	63,000	69,476

3.80%, 11/21/2046	154,000	180,871

3.95%, 2/26/2048	96,000	115,825

		656,153

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Leisure Products — 0.1%

Hasbro, Inc.

3.15%, 5/15/2021	77,000	77,887

3.50%, 9/15/2027	55,000	56,105

6.35%, 3/15/2040	60,000	71,930

		205,922

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc.

3.20%, 10/1/2022	118,000	120,960

3.88%, 7/15/2023	93,000	98,132

Bio-Rad Laboratories, Inc. 4.88%, 12/15/2020	30,000	30,804

		249,896

Machinery — 0.1%

Fortive Corp.

3.15%, 6/15/2026	112,000	114,700

4.30%, 6/15/2046	25,000	27,442

IDEX Corp.

4.50%, 12/15/2020	85,000	86,971

4.20%, 12/15/2021	25,000	25,847

		254,960

Metals & Mining — 2.0%

Kinross Gold Corp. (Canada) 4.50%, 7/15/2027	117,000	122,557

Newmont Goldcorp Corp.

3.50%, 3/15/2022	25,000	25,661

3.70%, 3/15/2023	546,000	568,502

Rio Tinto Alcan, Inc. (Canada)

7.25%, 3/15/2031	50,000	71,641

6.13%, 12/15/2033	90,000	124,696

Rio Tinto Finance USA Ltd. (Australia) 5.20%, 11/2/2040	50,000	65,861

Rio Tinto Finance USA plc (Australia)

4.75%, 3/22/2042	90,000	114,042

4.13%, 8/21/2042	498,000	592,913

Southern Copper Corp. (Peru)

7.50%, 7/27/2035	100,000	135,031

5.25%, 11/8/2042	95,000	108,342

5.88%, 4/23/2045	390,000	479,578

Teck Resources Ltd. (Canada)

6.13%, 10/1/2035	31,000	36,261

6.00%, 8/15/2040	46,000	50,810

6.25%, 7/15/2041	206,000	233,394

5.40%, 2/1/2043	39,000	41,314

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	253,000	299,172

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Metals & Mining — continued

Vale Overseas Ltd. (Brazil)

4.38%, 1/11/2022	40,000	41,338

6.88%, 11/21/2036	141,000	176,118

6.88%, 11/10/2039	100,000	125,906

Vale SA (Brazil) 5.63%, 9/11/2042	314,000	351,484

		3,764,621

Multiline Retail — 0.1%

Dollar General Corp.

3.25%, 4/15/2023	71,000	73,631

4.15%, 11/1/2025	117,000	127,573

3.88%, 4/15/2027	40,000	43,199

4.13%, 5/1/2028	25,000	27,661

		272,064

Multi-Utilities — 0.3%

Dominion Energy, Inc.

Series B, 2.75%, 9/15/2022	200,000	202,441

Series F, 5.25%, 8/1/2033	25,000	30,881

Series B, 5.95%, 6/15/2035	50,000	64,462

Series A, 4.60%, 3/15/2049	50,000	59,860

DTE Energy Co.

Series B, 2.60%, 6/15/2022	58,000	58,578

Series B, 3.30%, 6/15/2022	27,000	27,764

Public Service Enterprise Group, Inc.

2.00%, 11/15/2021	55,000	54,755

2.65%, 11/15/2022	130,000	131,264

		630,005

Oil, Gas & Consumable Fuels — 3.5%

Boardwalk Pipelines LP

3.38%, 2/1/2023	118,000	119,519

4.95%, 12/15/2024	46,000	49,459

5.95%, 6/1/2026	66,000	74,610

4.45%, 7/15/2027	25,000	26,021

4.80%, 5/3/2029	40,000	42,227

Burlington Resources LLC 5.95%, 10/15/2036	115,000	157,832

Cimarex Energy Co.

4.38%, 6/1/2024	50,000	52,726

3.90%, 5/15/2027	128,000	130,974

ConocoPhillips Co.

2.40%, 12/15/2022	258,000	260,731

4.30%, 11/15/2044	316,000	373,305

ConocoPhillips Holding Co. 6.95%, 4/15/2029	142,000	195,664

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	55,000	61,347

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	52,000	67,666

Equinor ASA (Norway)

2.90%, 11/8/2020	35,000	35,382

3.63%, 9/10/2028	40,000	44,182

HollyFrontier Corp. 5.88%, 4/1/2026	131,000	145,796

Magellan Midstream Partners LP

4.25%, 2/1/2021	120,000	123,474

5.00%, 3/1/2026	300,000	340,478

5.15%, 10/15/2043	30,000	36,007

Nexen, Inc. (China) 7.88%, 3/15/2032	60,000	90,187

Petroleos Mexicanos (Mexico)

6.38%, 2/4/2021	50,000	51,400

4.63%, 9/21/2023	50,000	50,117

6.63%, 6/15/2038	163,000	152,405

5.50%, 6/27/2044	55,000	46,954

Phillips 66

4.30%, 4/1/2022	131,000	138,458

3.90%, 3/15/2028	357,000	388,106

4.65%, 11/15/2034	228,000	264,554

5.88%, 5/1/2042	30,000	39,742

4.88%, 11/15/2044	200,000	239,573

Suncor Energy, Inc. (Canada)

6.80%, 5/15/2038	29,000	41,432

6.50%, 6/15/2038	70,000	98,465

6.85%, 6/1/2039	132,000	191,803

4.00%, 11/15/2047	800,000	881,253

Valero Energy Corp.

3.65%, 3/15/2025	149,000	157,210

3.40%, 9/15/2026	170,000	175,990

4.35%, 6/1/2028	174,000	189,429

7.50%, 4/15/2032	57,000	79,012

6.63%, 6/15/2037	125,000	165,201

4.90%, 3/15/2045	100,000	115,044

Valero Energy Partners LP

4.38%, 12/15/2026	96,000	104,301

4.50%, 3/15/2028	45,000	49,561

Western Midstream Operating LP

5.38%, 6/1/2021	301,000	311,236

4.00%, 7/1/2022	79,000	80,488

3.95%, 6/1/2025	40,000	39,670

4.50%, 3/1/2028	40,000	39,933

5.45%, 4/1/2044	25,000	23,117

		6,542,041

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The)

3.15%, 3/15/2027	60,000	64,315

6.00%, 5/15/2037	55,000	77,142

4.38%, 6/15/2045	51,000	63,454

4.15%, 3/15/2047	100,000	121,799

		326,710

Pharmaceuticals — 0.9%

Johnson & Johnson

2.63%, 1/15/2025	25,000	25,945

2.45%, 3/1/2026	29,000	29,921

4.38%, 12/5/2033	60,000	72,826

5.95%, 8/15/2037	25,000	36,200

3.40%, 1/15/2038	107,000	117,039

4.50%, 9/1/2040	40,000	49,713

4.50%, 12/5/2043	25,000	31,596

3.70%, 3/1/2046	445,000	512,788

3.75%, 3/3/2047	56,000	65,165

3.50%, 1/15/2048	50,000	56,202

Zoetis, Inc.

3.25%, 8/20/2021	195,000	198,808

3.25%, 2/1/2023	176,000	182,034

4.50%, 11/13/2025	20,000	22,296

3.00%, 9/12/2027	100,000	103,875

3.90%, 8/20/2028	136,000	150,735

3.95%, 9/12/2047	25,000	27,918

4.45%, 8/20/2048	51,000	60,913

		1,743,974

Professional Services — 0.5%

Thomson Reuters Corp. (Canada)

3.35%, 5/15/2026	50,000	52,023

5.85%, 4/15/2040	132,000	161,605

5.65%, 11/23/2043	368,000	437,980

Verisk Analytics, Inc.

5.80%, 5/1/2021	210,000	222,212

4.13%, 9/12/2022	25,000	26,318

4.13%, 3/15/2029	25,000	27,901

		928,039

Semiconductors & Semiconductor Equipment — 0.5%

Maxim Integrated Products, Inc.

3.38%, 3/15/2023	58,000	59,783

3.45%, 6/15/2027	50,000	51,213

Micron Technology, Inc. 5.50%, 2/1/2025	255,000	260,333

Texas Instruments, Inc.

2.75%, 3/12/2021	119,000	120,528

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

2.25%, 5/1/2023	65,000	65,725

2.90%, 11/3/2027	175,000	185,168

4.15%, 5/15/2048	136,000	168,649

		911,399

Software — 0.1%

Cadence Design Systems, Inc. 4.38%, 10/15/2024	96,000	103,760

Citrix Systems, Inc. 4.50%, 12/1/2027	116,000	125,026

		228,786

Specialty Retail — 0.2%

Best Buy Co., Inc.

5.50%, 3/15/2021	104,000	108,203

4.45%, 10/1/2028	48,000	52,343

TJX Cos., Inc. (The)

2.75%, 6/15/2021	85,000	86,246

2.50%, 5/15/2023	67,000	68,470

2.25%, 9/15/2026	137,000	137,865

		453,127

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc.

2.25%, 5/1/2023	72,000	73,165

2.38%, 11/1/2026	20,000	20,573

3.63%, 5/1/2043	152,000	171,516

3.88%, 11/1/2045	56,000	65,464

3.38%, 11/1/2046	115,000	125,044

		455,762

Total Corporate BondS (Cost $45,926,772)		48,808,117

Commercial Mortgage-Backed Securities — 2.0%

BANK

Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	30,000	31,941

Series 2019-BN16, Class A4, 4.01%, 2/15/2052	60,000	68,691

BBCMS Mortgage Trust Series 2018-C2, Class A5, 4.31%, 12/15/2051	40,000	46,458

Benchmark Mortgage Trust Series 2018-B8, Class A5, 4.23%, 1/15/2052	40,000	46,373

BENCHMARK Mortgage Trust

Series 2018-B2, Class B, 4.34%, 2/15/2051 ‡ (e)	20,000	22,534

Series 2018-B6, Class A2, 4.20%, 10/10/2051	50,000	54,001

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

CD Mortgage Trust

Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	21,234

Series 2017-CD6, Class AM, 3.71%, 11/13/2050 (e)	30,000	32,526

CFCRE Commercial Mortgage Trust Series 2016-C7, Class ASB, 3.64%, 12/10/2054	20,000	21,360

Citigroup Commercial Mortgage Trust

Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	19,210	19,872

Series 2014-GC23, Class B, 4.17%, 7/10/2047 ‡ (e)	30,000	32,100

Series 2014-GC25, Class AAB, 3.37%, 10/10/2047	29,000	29,856

Series 2015-GC29, Class C, 4.28%, 4/10/2048 (e)	40,000	42,494

Series 2016-P4, Class A2, 2.45%, 7/10/2049	41,000	41,110

Series 2016-P5, Class A2, 2.40%, 10/10/2049	50,000	50,337

Commercial Mortgage Trust

Series 2013-CR9, Class A4, 4.37%, 7/10/2045 (e)	50,000	54,040

Series 2012-CR3, Class ASB, 2.37%, 10/15/2045	24,444	24,529

Series 2012-CR4, Class ASB, 2.44%, 10/15/2045	13,004	13,025

Series 2013-CR7, Class A4, 3.21%, 3/10/2046	69,298	71,861

Series 2013-CR12, Class C, 5.23%, 10/10/2046 (e)	10,000	10,153

Series 2014-UBS5, Class AM, 4.19%, 9/10/2047 (e)	40,000	43,182

Series 2014-CR20, Class A3, 3.33%, 11/10/2047	45,000	47,815

Series 2015-LC21, Class AM, 4.04%, 7/10/2048 (e)	30,000	32,627

Series 2015-LC23, Class A2, 3.22%, 10/10/2048	26,000	26,200

CSAIL Commercial Mortgage Trust

Series 2015-C4, Class A2, 3.16%, 11/15/2048	60,000	60,298

Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	29,446

DBJPM Mortgage Trust Series 2017-C6, Class A5, 3.33%, 6/10/2050	20,000	21,610

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

FHLMC, Multifamily Structured Pass-Through Certificates

Series K019, Class A2, 2.27%, 3/25/2022	20,000	20,221

Series K023, Class A1, 1.58%, 4/25/2022	19,923	19,802

Series K027, Class A2, 2.64%, 1/25/2023	80,000	82,045

Series K029, Class A2, 3.32%, 2/25/2023	150,000	157,099

Series K036, Class A2, 3.53%, 10/25/2023 (e)	162,000	172,139

Series K725, Class AM, 3.10%, 2/25/2024 (e)	50,000	52,541

Series K728, Class A2, 3.06%, 8/25/2024 (e)	50,000	52,573

Series K040, Class A2, 3.24%, 9/25/2024	70,000	74,479

Series K048, Class A1, 2.69%, 12/25/2024	41,123	41,985

Series K731, Class A2, 3.60%, 2/25/2025 (e)	50,000	54,017

Series K051, Class A2, 3.31%, 9/25/2025	40,000	43,249

Series K735, Class A2, 2.86%, 5/25/2026	50,000	52,934

Series K057, Class A2, 2.57%, 7/25/2026	63,000	65,794

Series K063, Class A1, 3.05%, 8/25/2026	47,155	49,338

Series K085, Class A2, 4.06%, 10/25/2028 (e)	80,000	92,969

Series K156, Class A3, 3.70%, 6/25/2033 (e)	91,000	105,016

FNMA ACES

Series 2012-M1, Class A2, 2.73%, 10/25/2021	44,354	44,941

Series 2014-M1, Class A2, 3.34%, 7/25/2023 (e)	47,988	50,249

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (e)	44,717	47,569

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (e)	41,229	43,875

Series 2017-M10, Class AV2, 2.65%, 7/25/2024 (e)	50,000	51,537

Series 2016-M6, Class A1, 2.14%, 5/25/2026	48,562	49,145

Series 2018-M10, Class A2, 3.50%, 7/25/2028 (e)	40,000	44,191

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (e)	35,000	39,154

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2018-M13, Class A1, 3.82%, 3/25/2030 (e)	34,803	38,982

GS Mortgage Securities Corp. II Series 2013-GC10, Class AAB, 2.56%, 2/10/2046	13,722	13,814

GS Mortgage Securities Trust

Series 2011-GC5, Class A4, 3.71%, 8/10/2044	60,000	61,302

Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	39,658	40,567

Series 2014-GC24, Class AAB, 3.65%, 9/10/2047	25,000	25,976

Series 2015-GC28, Class A4, 3.14%, 2/10/2048	40,000	42,138

Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	26,692

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2012-C8, Class A3, 2.83%, 10/15/2045	7,849	8,034

Series 2013-C16, Class ASB, 3.67%, 12/15/2046	20,321	20,961

Series 2012-LC9, Class A5, 2.84%, 12/15/2047	25,000	25,604

JPMBB Commercial Mortgage Securities Trust

Series 2014-C19, Class A3, 3.67%, 4/15/2047	40,000	40,901

Series 2015-C29, Class B, 4.12%, 5/15/2048 ‡ (e)	40,000	42,859

Series 2015-C31, Class A3, 3.80%, 8/15/2048	40,000	43,809

JPMDB Commercial Mortgage Securities Trust

Series 2016-C2, Class B, 3.99%, 6/15/2049 (e)	20,000	21,612

Series 2017-C5, Class B, 4.01%, 3/15/2050 ‡ (e)	20,000	21,705

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2012-C5, Class A4, 3.18%, 8/15/2045	20,000	20,565

Series 2014-C14, Class A3, 3.67%, 2/15/2047	34,491	35,099

Series 2014-C17, Class A3, 3.53%, 8/15/2047	29,000	29,713

Series 2015-C22, Class AS, 3.56%, 4/15/2048 ‡	40,000	42,199

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	50,000	52,102

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2015-C25, Class A5, 3.64%, 10/15/2048	40,000	43,425

Morgan Stanley Capital I Trust

Series 2012-C4, Class A4, 3.24%, 3/15/2045	38,000	38,990

Series 2017-H1, Class C, 4.28%, 6/15/2050 ‡ (e)	50,000	54,101

UBS Commercial Mortgage Trust

Series 2012-C1, Class A3, 3.40%, 5/10/2045	29,179	29,999

Series 2017-C1, Class A2, 2.98%, 6/15/2050	30,000	30,650

Series 2017-C4, Class ASB, 3.37%, 10/15/2050	40,000	42,347

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	20,000	20,763

Wells Fargo Commercial Mortgage Trust

Series 2012-LC5, Class A3, 2.92%, 10/15/2045	79,638	81,687

Series 2015-C27, Class A4, 3.19%, 2/15/2048	45,433	47,648

Series 2015-C29, Class A4, 3.64%, 6/15/2048	20,000	21,651

Series 2018-C45, Class A3, 3.92%, 6/15/2051	45,000	50,609

Series 2015-NXS3, Class A2, 2.85%, 9/15/2057	70,000	70,287

WFRBS Commercial Mortgage Trust

Series 2012-C9, Class AS, 3.39%, 11/15/2045	60,000	62,110

Series 2014-C20, Class A3, 3.64%, 5/15/2047	9,891	10,108

Series 2013-C12, Class ASB, 2.84%, 3/15/2048	7,425	7,502

Series 2014-C22, Class A4, 3.49%, 9/15/2057	40,000	42,562

Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	26,960

Total Commercial Mortgage-Backed Securities (Cost $3,702,923)		3,838,568

Foreign Government Securities — 1.6%

Canada Government Bond (Canada)

2.63%, 1/25/2022	65,000	66,677

2.00%, 11/15/2022	25,000	25,398

Export Development Canada (Canada)

2.00%, 5/17/2022	25,000	25,305

2.75%, 3/15/2023	25,000	26,075

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Export-Import Bank of Korea (South Korea) 2.63%, 12/30/2020	200,000	201,352

Italy Government Bond (Italy) 5.38%, 6/15/2033	96,000	111,422

Japan Bank for International Cooperation (Japan) 2.88%, 7/21/2027	218,000	234,045

Province of Alberta (Canada) 2.95%, 1/23/2024	50,000	52,819

Province of British Columbia Canada (Canada) 2.25%, 6/2/2026	49,000	50,685

Province of Ontario (Canada)

2.55%, 2/12/2021	20,000	20,226

2.55%, 4/25/2022	45,000	46,055

3.40%, 10/17/2023	95,000	101,520

3.05%, 1/29/2024	55,000	58,341

2.30%, 6/15/2026	30,000	31,052

Province of Quebec (Canada)

2.75%, 8/25/2021	50,000	51,032

2.38%, 1/31/2022	25,000	25,447

Republic of Colombia (Colombia)

8.13%, 5/21/2024	40,000	50,100

4.50%, 3/15/2029	90,000	102,234

10.38%, 1/28/2033	36,000	57,060

Republic of Hungary (Hungary)

6.38%, 3/29/2021	40,000	42,537

5.75%, 11/22/2023	50,000	56,891

Republic of Indonesia (Indonesia) 2.95%, 1/11/2023	200,000	202,476

Republic of Panama (Panama) 6.70%, 1/26/2036	40,000	58,500

Republic of Peru (Peru) 6.55%, 3/14/2037	25,000	37,945

Republic of Philippines (Philippines)

9.50%, 10/21/2024	90,000	121,839

10.63%, 3/16/2025	48,000	69,195

9.50%, 2/2/2030	27,000	44,668

Republic of Poland (Poland) 5.13%, 4/21/2021	95,000	99,864

Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	136,000	154,318

4.50%, 8/14/2024	29,000	31,510

Svensk Exportkredit AB (Sweden) 2.88%, 3/14/2023	201,000	209,880

Tunisia Government Bond (Tunisia) 1.42%, 8/5/2021	205,000	203,176

United Mexican States (Mexico)

3.50%, 1/21/2021	30,000	30,581

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

8.00%, 9/24/2022	25,000	28,820

4.00%, 10/2/2023	70,000	74,287

6.75%, 9/27/2034	25,000	33,938

4.60%, 1/23/2046	200,000	217,063

5.75%, 10/12/2110	108,000	127,744

Total Foreign Government Securities (Cost $3,036,398)		3,182,077

Supranational — 1.3%

Asian Development Bank (Supranational)

2.88%, 11/27/2020	84,000	85,163

1.88%, 2/18/2022	47,000	47,407

1.75%, 9/13/2022	40,000	40,293

2.50%, 11/2/2027	80,000	85,658

3.13%, 9/26/2028	80,000	90,366

Corp. Andina de Fomento (Supranational)

2.13%, 9/27/2021	30,000	29,896

3.75%, 11/23/2023	125,000	132,500

Council of Europe Development Bank (Supranational) 2.50%, 2/27/2024	25,000	26,077

European Bank for Reconstruction & Development (Supranational)

2.00%, 2/1/2021	25,000	25,119

1.50%, 11/2/2021	32,000	31,947

European Investment Bank (Supranational)

2.38%, 5/13/2021	70,000	70,902

2.88%, 12/15/2021	30,000	30,902

2.63%, 5/20/2022	26,000	26,776

2.38%, 6/15/2022	67,000	68,570

2.00%, 12/15/2022	99,000	100,812

1.88%, 2/10/2025	200,000	204,531

2.38%, 5/24/2027	41,000	43,541

4.88%, 2/15/2036	29,000	40,713

Inter-American Development Bank (Supranational)

3.13%, 9/18/2028	109,000	123,309

2.25%, 6/18/2029	95,000	100,813

3.20%, 8/7/2042	207,000	247,497

4.38%, 1/24/2044	145,000	206,042

International Bank for Reconstruction & Development (Supranational)

1.63%, 9/4/2020	25,000	24,955

1.63%, 3/9/2021	89,000	88,992

1.38%, 5/24/2021	130,000	129,487

2.78%, 6/5/2024	52,000	52,175

2.50%, 11/25/2024	50,000	52,574

2.50%, 7/29/2025	130,000	137,401

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

3.13%, 11/20/2025	70,000	76,685

1.88%, 10/27/2026	89,000	91,231

Total Supranational (Cost $2,357,266)		2,512,334

U.S. Government Agency Securities — 1.3%

FFCB

1.68%, 10/13/2020	50,000	50,006

1.75%, 10/26/2020	75,000	75,060

2.55%, 3/11/2021	100,000	101,404

1.85%, 8/5/2022	34,000	34,326

FHLB

1.38%, 2/18/2021	55,000	54,856

2.07%, 8/26/2021	60,000	60,009

3.00%, 10/12/2021	30,000	30,903

1.88%, 11/29/2021	80,000	80,611

2.63%, 12/10/2021	110,000	112,735

3.38%, 12/8/2023	100,000	107,853

2.50%, 2/13/2024	30,000	31,374

3.25%, 11/16/2028	60,000	68,083

5.63%, 3/14/2036	50,000	74,964

5.50%, 7/15/2036	35,000	52,180

FHLMC

1.13%, 8/12/2021	60,000	59,567

2.38%, 1/13/2022	50,000	50,960

2.55%, 6/6/2022	47,000	47,001

2.75%, 6/19/2023	218,000	228,050

2.49% 12/14/2029	80,000	65,512

6.25%, 7/15/2032	40,000	60,218

FNMA

2.88%, 10/30/2020	30,000	30,419

2.50%, 4/13/2021	84,000	85,254

1.25%, 5/6/2021	34,000	33,835

1.25%, 8/17/2021	36,000	35,789

2.00%, 1/5/2022	55,000	55,553

2.38%, 1/19/2023	121,000	124,534

2.88%, 9/12/2023	50,000	52,786

2.50%, 2/5/2024	84,000	87,888

2.63%, 9/6/2024	25,000	26,426

2.13%, 4/24/2026	90,000	93,448

1.88%, 9/24/2026	50,000	51,246

Israel Government AID Bond (Israel) 5.50%, 12/4/2023	70,000	81,132

Tennessee Valley Authority

3.88%, 2/15/2021	20,000	20,640

1.88%, 8/15/2022	80,000	80,582

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

3.50%, 12/15/2042	50,000	59,092

4.25%, 9/15/2065	10,000	14,337

Total U.S. Government Agency Securities (Cost $2,280,074)		2,378,633

Municipal Bonds — 0.7%

California — 0.2%

Education — 0.1%

Regents of the University of California Medical Center Pooled Series H, Rev., 6.55%, 5/15/2048	40,000	62,029

General Obligation — 0.1%

State of California Series 2018, GO, 2.80%, 4/1/2021	35,000	35,525

State of California, Various Purpose

GO, 5.70%, 11/1/2021	50,000	53,860

GO, 7.55%, 4/1/2039	80,000	134,125

		223,510

Transportation — 0.0% (c)

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series 2010S-1, Rev., 6.92%, 4/1/2040	40,000	61,435

Utility — 0.0% (c)

State of California Department of Water Resources Power Supply Series 2016P, Rev., 2.00%, 5/1/2022	35,000	35,352

Total California		382,326

Florida — 0.1%

Other Revenue — 0.1%

State Board of Administration Finance Corp.

Series 2013A, Rev., 3.00%, 7/1/2020	45,000	45,375

Series 2016A, Rev., 2.64%, 7/1/2021	100,000	101,128

		146,503

Total Florida		146,503

Illinois — 0.1%

General Obligation — 0.1%

Metropolitan Water Reclamation District of Greater Chicago, Build America Bonds GO, 5.72%, 12/1/2038	55,000	75,909

State of Illinois, Taxable Pension

Series 2003, GO, 4.95%, 6/1/2023	65,455	68,478

		144,387

Other Revenue — 0.0% (c)

Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	60,000	70,572

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.0% (c)

Chicago O’Hare International Airport, Senior Lien Rev., 4.47%, 1/1/2049	25,000	32,415

Total Illinois		247,374

Massachusetts — 0.0% (c)

General Obligation — 0.0% (c)

Commonwealth of Massachusetts, Consolidated Loan of 2010, Build America Bonds

Series 2010E, GO, 4.20%, 12/1/2021	40,000	41,409

Series A, GO, 4.91%, 5/1/2029	15,000	18,288

		59,697

Total Massachusetts		59,697

Missouri — 0.0% (c)

Hospital — 0.0% (c)

Health and Educational Facilities Authority of the State of Missouri, Educational Facilities, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	52,662

New Jersey — 0.1%

Other Revenue — 0.0% (c)

New Jersey Economic Development Authority, Pension Funding Series 1997B, Rev., AGM, 0.00%, 2/15/2023	40,000	37,303

Transportation — 0.1%

New Jersey Transportation Trust Fund Authority, Build America Bonds Series C, Rev., 6.10%, 12/15/2028	65,000	67,991

Total New Jersey		105,294

New York — 0.1%

General Obligation — 0.0% (c)

City of New York, Build America Bonds Series H-1, GO, 6.25%, 6/1/2035	25,000	25,812

City of New York, Fiscal Year 2010, Build America Bonds Subseries A-2, GO, 5.21%, 10/1/2031	25,000	30,619

		56,431

Special Tax — 0.0% (c)

New York State Urban Development Corp., State Personal Income Tax, Build America Bonds Series 2009E, Rev., 5.77%, 3/15/2039	25,000	31,651

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Transportation — 0.1%

Port Authority of New York & New Jersey Series 182, Rev., 5.31%, 8/1/2046	60,000	67,558

Total New York		155,640

Oregon — 0.0% (c)

General Obligation — 0.0% (c)

State of Oregon GO, 5.76%, 6/1/2023	33,809	36,789

Texas — 0.1%

Education — 0.0% (c)

Permanent University Fund — Texas A&M University System Series B, Rev., 3.66%, 7/1/2047	20,000	21,299

General Obligation — 0.1%

City of Houston GO, 3.96%, 3/1/2047	40,000	46,887

Total Texas		68,186

Total Municipal Bonds (Cost $1,162,203)		1,254,471

Asset-Backed Securities — 0.5%

Ally Auto Receivables Trust Series 2018-2, Class A3, 2.92%, 11/15/2022	30,000	30,255

Ally Master Owner Trust Series 2018-1, Class A2, 2.70%, 1/17/2023	30,000	30,297

American Express Credit Account Master Trust Series 2018-6, Class A, 3.06%, 2/15/2024	100,000	102,493

AmeriCredit Automobile Receivables Trust

Series 2018-1, Class A3, 3.07%, 12/19/2022	20,000	20,168

Series 2018-1, Class C, 3.50%, 1/18/2024	15,000	15,485

Capital One Multi-Asset Execution Trust

Series 2015-A8, Class A8, 2.05%, 8/15/2023	20,000	20,041

Series 2016-A5, Class A5, 1.66%, 6/17/2024	20,000	19,987

Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	10,192

CarMax Auto Owner Trust

Series 2016-4, Class A4, 1.60%, 6/15/2022	20,000	19,920

Series 2016-1, Class D, 3.11%, 8/15/2022	26,000	26,068

Series 2018-1, Class A4, 2.64%, 6/15/2023	25,000	25,444

Citibank Credit Card Issuance Trust Series 2018-A6, Class A6, 3.21%, 12/7/2024	50,000	52,460

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Discover Card Execution Note Trust

Series 2018-A4, Class A4, 3.11%, 1/16/2024	40,000	41,012

Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	18,785

Drive Auto Receivables Trust Series 2018-1, Class D, 3.81%, 5/15/2024	46,000	46,825

Ford Credit Auto Owner Trust Series 2018-A, Class A3, 3.03%, 11/15/2022	50,000	50,600

Ford Credit Floorplan Master Owner Trust A Series 2018-1, Class A1, 2.95%, 5/15/2023	30,000	30,529

Honda Auto Receivables Owner Trust

Series 2018-1, Class A3, 2.64%, 2/15/2022	20,000	20,107

Series 2016-4, Class A4, 1.36%, 1/18/2023	67,000	66,687

Hyundai Auto Receivables Trust Series 2016-B, Class C, 2.19%, 11/15/2022	20,000	20,026

Santander Drive Auto Receivables Trust

Series 2018-3, Class C, 3.51%, 8/15/2023	25,000	25,363

Series 2019-1, Class C, 3.42%, 4/15/2025	20,000	20,455

Synchrony Credit Card Master Note Trust Series 2018-2, Class A, 3.47%, 5/15/2026	50,000	52,982

Toyota Auto Receivables Owner Trust Series 2018-C, Class A3, 3.02%, 12/15/2022	70,000	71,329

Total Asset-Backed Securities (Cost $824,386)		837,510

	SHARES
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (f) (g) (Cost $503,250)	503,250	503,250

Total Investments — 99.7% (Cost $180,134,081)		189,203,081

Other Assets Less Liabilities — 0.3%		655,828

NET ASSETS — 100.0%		189,858,909

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Abbreviations
ACES	Alternative Credit Enhancement Securities
AGM	Insured by Assured Guaranty Municipal Corp.
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Rev.	Revenue
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 64.8%

Aerospace & Defense — 0.2%

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.47%, 5/11/2020 (a)	834,000	835,063

Lockheed Martin Corp. 4.25%, 11/15/2019	8,237,000	8,269,207

United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 2.82%, 8/16/2021 (a)	6,881,000	6,881,831

		15,986,101

Automobiles — 2.5%

BMW US Capital LLC (Germany) 1.45%, 9/13/2019 (b)	12,245,000	12,241,527

(ICE LIBOR USD 3 Month + 0.38%), 2.68%, 4/6/2020 (a) (b)	15,489,000	15,511,365

(ICE LIBOR USD 3 Month + 0.41%), 2.75%, 4/12/2021 (a) (b)	12,300,000	12,303,542

(ICE LIBOR USD 3 Month + 0.50%), 2.68%, 8/13/2021 (a) (b)	979,000	981,290

(ICE LIBOR USD 3 Month + 0.64%), 2.94%, 4/6/2022 (a) (b)	10,500,000	10,519,916

Daimler Finance North America LLC (Germany)

2.25%, 3/2/2020 (b)	19,324,000	19,316,968

(ICE LIBOR USD 3 Month + 0.39%), 2.68%, 5/4/2020 (a) (b)	6,242,000	6,247,191

3.10%, 5/4/2020 (b)	6,874,000	6,911,681

2.20%, 5/5/2020 (b)	2,405,000	2,405,142

(ICE LIBOR USD 3 Month + 0.53%), 2.82%, 5/5/2020 (a) (b)	3,745,000	3,750,533

2.70%, 8/3/2020 (b)	5,567,000	5,590,959

(ICE LIBOR USD 3 Month + 0.43%), 2.61%, 2/12/2021 (a) (b)	3,400,000	3,395,376

(ICE LIBOR USD 3 Month + 0.45%), 2.60%, 2/22/2021 (a) (b)	2,600,000	2,596,489

(ICE LIBOR USD 3 Month + 0.90%), 3.06%, 2/15/2022 (a) (b)	24,697,000	24,798,455

(ICE LIBOR USD 3 Month + 0.88%), 3.03%, 2/22/2022 (a) (b)	28,500,000	28,611,641

Nissan Motor Acceptance Corp.

1.55%, 9/13/2019 (b)	3,196,000	3,195,331

2.25%, 1/13/2020 (b)	15,977,000	15,964,128

(ICE LIBOR USD 3 Month + 0.58%), 2.88%, 1/13/2020 (a) (b)	630,000	630,624

2.13%, 3/3/2020 (b)	4,651,000	4,643,404

(ICE LIBOR USD 3 Month + 0.39%), 2.72%, 9/28/2020 (a) (b)	5,350,000	5,349,452

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

Volkswagen Group of America Finance LLC (Germany)

2.45%, 11/20/2019 (b)	16,215,000	16,213,145

2.40%, 5/22/2020 (b)	1,700,000	1,701,829

(ICE LIBOR USD 3 Month + 0.94%), 3.12%, 11/12/2021 (a) (b)	5,700,000	5,729,796

		208,609,784

Banks — 30.0%

ABN AMRO Bank NV (Netherlands)

1.80%, 9/20/2019 (b)	39,356,000	39,340,258

2.45%, 6/4/2020 (b)	13,319,000	13,336,155

(ICE LIBOR USD 3 Month + 0.41%), 2.71%, 1/19/2021 (a) (b)	4,400,000	4,405,702

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021 (a) (b)	21,178,000	21,253,690

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (b)	1,590,000	1,590,339

2.20%, 7/17/2020 (b)	17,556,000	17,578,944

2.85%, 8/6/2020 (b)	2,350,000	2,367,714

2.75%, 1/22/2021 (b)	4,556,000	4,598,611

2.75%, 2/3/2021 (b)	835,000	842,331

(ICE LIBOR USD 3 Month + 1.01%), 3.27%, 7/28/2021 (a) (b)	13,356,000	13,509,356

Australia & New Zealand Banking Group Ltd. (Australia)

2.05%, 9/23/2019	3,913,000	3,912,846

(ICE LIBOR USD 3 Month + 0.32%), 2.64%, 7/2/2020 (a) (b)	3,000,000	3,004,335

2.25%, 11/9/2020	14,135,000	14,187,635

(ICE LIBOR USD 3 Month + 0.32%), 2.50%, 11/9/2020 (a) (b)	4,341,000	4,349,686

(ICE LIBOR USD 3 Month + 0.46%), 2.58%, 5/17/2021 (a) (b)	2,300,000	2,306,613

(ICE LIBOR USD 3 Month + 0.99%), 3.51%, 6/1/2021 (a) (b)	2,100,000	2,123,919

(ICE LIBOR USD 3 Month + 0.87%), 3.02%, 11/23/2021 (a) (b)	1,470,000	1,485,126

Bank of America Corp.

Series L, 2.25%, 4/21/2020	11,965,000	11,976,050

(ICE LIBOR USD 3 Month + 0.65%), 3.00%, 6/25/2022 (a)	10,680,000	10,726,570

(ICE LIBOR USD 3 Month + 1.18%), 3.46%, 10/21/2022 (a)	18,504,000	18,743,363

Bank of America NA (ICE LIBOR USD 3 Month + 0.35%), 2.48%, 5/24/2021 (a)	35,876,000	35,893,899

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Bank of Montreal (Canada) 3.10%, 7/13/2020	12,600,000	12,728,446

(ICE LIBOR USD 3 Month + 0.40%), 2.68%, 1/22/2021 (a)	69,769,000	69,935,423

Series D, (ICE LIBOR USD 3 Month + 0.46%), 2.76%, 4/13/2021 (a)	1,819,000	1,826,212

(ICE LIBOR USD 3 Month + 0.57%), 2.90%, 3/26/2022 (a)	30,500,000	30,612,564

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.42%), 2.70%, 1/25/2021 (a)	52,500,000	52,677,228

(ICE LIBOR USD 3 Month + 0.64%), 3.11%, 3/7/2022 (a)	10,098,000	10,159,356

Banque Federative du Credit Mutuel SA (France)

2.20%, 7/20/2020 (b)	13,530,000	13,550,264

(ICE LIBOR USD 3 Month + 0.49%), 2.77%, 7/20/2020 (a) (b)	750,000	752,280

2.75%, 10/15/2020 (b)	33,626,000	33,891,846

(ICE LIBOR USD 3 Month + 0.73%), 3.01%, 7/20/2022 (a) (b)	30,361,000	30,507,451

Barclays Bank plc (United Kingdom) 5.13%, 1/8/2020	1,277,000	1,288,886

(ICE LIBOR USD 3 Month + 0.65%), 2.86%, 8/7/2020 (a)	1,886,000	1,890,738

BB&T Corp. 2.45%, 1/15/2020	12,925,000	12,934,177

(ICE LIBOR USD 3 Month + 0.57%), 2.98%, 6/15/2020 (a)	24,141,000	24,225,599

(ICE LIBOR USD 3 Month + 0.22%), 2.47%, 2/1/2021 (a)	10,007,000	9,993,421

BBVA USA (ICE LIBOR USD 3 Month + 0.73%), 3.18%, 6/11/2021 (a)	9,511,000	9,492,384

BNP Paribas SA (France)

2.38%, 5/21/2020	13,894,000	13,920,590

5.00%, 1/15/2021	8,392,000	8,716,140

(ICE LIBOR USD 3 Month + 0.39%), 2.57%, 8/7/2021 (a) (b)	55,000,000	54,999,862

BNZ International Funding Ltd. (New Zealand)

2.40%, 2/21/2020 (b)	3,565,000	3,569,352

(ICE LIBOR USD 3 Month + 0.70%), 2.85%, 2/21/2020 (a) (b)	3,737,000	3,747,707

(ICE LIBOR USD 3 Month + 0.98%), 3.41%, 9/14/2021 (a) (b)	21,969,000	22,234,498

Branch Banking & Trust Co. 2.10%, 1/15/2020	1,761,000	1,760,821

(ICE LIBOR USD 3 Month + 0.45%), 2.75%, 1/15/2020 (a)	13,300,000	13,314,523

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.22%), 2.74%, 6/1/2020 (a)	7,322,000	7,325,878

2.85%, 4/1/2021	4,492,000	4,545,502

Capital One NA

1.85%, 9/13/2019	13,286,000	13,284,260

2.35%, 1/31/2020	9,666,000	9,668,103

(ICE LIBOR USD 3 Month + 0.82%), 3.01%, 8/8/2022 (a)	17,800,000	17,798,818

Citibank NA

(ICE LIBOR USD 3 Month + 0.50%), 2.94%, 6/12/2020 (a)	1,690,000	1,694,946

(ICE LIBOR USD 3 Month + 0.57%), 2.83%, 7/23/2021 (a)	9,059,000	9,091,804

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 2/19/2022 (a)	25,800,000	25,823,109

(ICE LIBOR USD 3 Month + 0.60%), 2.74%, 5/20/2022 (a)	4,100,000	4,107,551

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.38%), 3.71%, 3/30/2021 (a)	8,313,000	8,438,491

(ICE LIBOR USD 3 Month + 1.19%), 3.46%, 8/2/2021 (a)	7,950,000	8,054,430

(ICE LIBOR USD 3 Month + 0.96%), 3.24%, 4/25/2022 (a)	22,058,000	22,298,690

Citizens Bank NA 2.25%, 3/2/2020	34,000,000	34,005,777

(ICE LIBOR USD 3 Month + 0.54%), 3.06%, 3/2/2020 (a)	10,400,000	10,414,712

2.20%, 5/26/2020	6,668,000	6,666,971

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 5/26/2020 (a)	3,900,000	3,911,759

2.25%, 10/30/2020	3,220,000	3,224,661

(ICE LIBOR USD 3 Month + 0.72%), 2.90%, 2/14/2022 (a)	13,543,000	13,556,047

Comerica Bank 2.50%, 6/2/2020	20,077,000	20,130,997

Commonwealth Bank of Australia (Australia)

2.30%, 9/6/2019	6,371,000	6,371,057

5.00%, 10/15/2019 (b)	10,844,000	10,879,239

1.75%, 11/7/2019 (b)	11,325,000	11,315,973

2.25%, 3/10/2020 (b)	11,042,000	11,054,675

(ICE LIBOR USD 3 Month + 0.45%), 2.90%, 3/10/2020 (a) (b)	1,180,000	1,182,405

2.30%, 3/12/2020	3,150,000	3,154,284

(ICE LIBOR USD 3 Month + 0.68%), 3.08%, 9/18/2022 (a) (b)	20,500,000	20,641,323

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Cooperatieve Rabobank UA (Netherlands)

2.25%, 1/14/2020	12,456,000	12,464,770

4.75%, 1/15/2020 (b)	10,067,000	10,162,109

2.50%, 1/19/2021	17,690,000	17,810,143

(ICE LIBOR USD 3 Month + 0.43%), 2.70%, 4/26/2021 (a)	4,750,000	4,763,431

3.13%, 4/26/2021	7,586,000	7,719,268

(ICE LIBOR USD 3 Month + 0.83%), 3.17%, 1/10/2022 (a)	3,700,000	3,737,038

Credit Agricole Corporate & Investment Bank SA (France) (ICE LIBOR USD 3 Month + 0.63%), 2.96%, 10/3/2021 (a)	32,889,000	32,948,447

Credit Agricole SA (France) 2.75%, 6/10/2020 (b)	25,670,000	25,782,632

(ICE LIBOR USD 3 Month + 0.97%), 3.42%, 6/10/2020 (a) (b)	3,549,000	3,570,091

(ICE LIBOR USD 3 Month + 1.18%), 3.50%, 7/1/2021 (a) (b)	6,523,000	6,609,574

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.13%, 12/10/2020	33,933,000	34,313,853

(ICE LIBOR USD 3 Month + 2.29%), 4.59%, 4/16/2021 (a)	6,956,000	7,155,954

DBS Group Holdings Ltd. (Singapore) (ICE LIBOR USD 3 Month + 0.49%),

2.94%, 6/8/2020 (a) (b)	9,339,000	9,343,693

2.85%, 4/16/2022 (b)	18,777,000	19,091,218

DNB Bank ASA (Norway) 2.13%, 10/2/2020 (b)	8,133,000	8,137,166

(ICE LIBOR USD 3 Month + 0.37%), 2.69%, 10/2/2020 (a) (b)	7,500,000	7,514,645

2.38%, 6/2/2021 (b)	29,079,000	29,200,573

Federation des Caisses Desjardins du Quebec (Canada)

2.25%, 10/30/2020 (b)	15,437,000	15,477,154

(ICE LIBOR USD 3 Month + 0.33%), 2.60%, 10/30/2020 (a) (b)	700,000	701,342

Fifth Third Bancorp 2.88%, 7/27/2020	46,641,000	46,945,733

Fifth Third Bank

1.63%, 9/27/2019	7,695,000	7,691,881

(ICE LIBOR USD 3 Month + 0.59%), 2.90%, 9/27/2019 (a)	1,278,000	1,278,486

2.20%, 10/30/2020	9,340,000	9,361,369

(ICE LIBOR USD 3 Month + 0.25%), 2.52%, 10/30/2020 (a)	9,905,000	9,912,450

(ICE LIBOR USD 3 Month + 0.44%), 2.71%, 7/26/2021 (a)	1,300,000	1,302,369

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

First Niagara Financial Group, Inc. 6.75%, 3/19/2020	12,012,000	12,302,479

HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 2.24%),

4.69%, 3/8/2021 (a)	3,423,000	3,511,835

5.10%, 4/5/2021	6,520,000	6,805,872

(ICE LIBOR USD 3 Month + 0.60%), 2.72%, 5/18/2021 (a)	9,538,000	9,541,894

(ICE LIBOR USD 3 Month + 1.66%), 3.79%, 5/25/2021 (a)	16,910,000	17,227,538

(ICE LIBOR USD 3 Month + 0.65%), 3.09%, 9/11/2021 (a)	25,986,000	26,009,435

(ICE LIBOR USD 3 Month + 1.50%), 3.79%, 1/5/2022 (a)	14,543,000	14,808,706

HSBC USA, Inc.

2.38%, 11/13/2019	11,836,000	11,837,281

2.35%, 3/5/2020	11,540,000	11,551,933

5.00%, 9/27/2020	2,661,000	2,738,024

Huntington Bancshares, Inc. 3.15%, 3/14/2021	5,019,000	5,091,843

Huntington National Bank (The) 2.38%, 3/10/2020	11,834,000	11,843,625

(ICE LIBOR USD 3 Month + 0.51%), 2.96%, 3/10/2020 (a)	1,257,000	1,259,596

2.40%, 4/1/2020	3,086,000	3,090,658

(ICE LIBOR USD 3 Month + 0.55%), 2.84%, 2/5/2021 (a)	22,116,000	22,184,845

ING Groep NV (Netherlands) (ICE LIBOR USD 3 Month + 1.15%), 3.48%, 3/29/2022 (a)	19,625,000	19,842,639

KeyBank NA

2.50%, 12/15/2019	9,321,000	9,329,708

2.25%, 3/16/2020	10,776,000	10,786,271

Lloyds Bank plc (United Kingdom) 5.80%, 1/13/2020 (b)	11,970,000	12,121,570

(ICE LIBOR USD 3 Month + 0.49%), 2.70%, 5/7/2021 (a)	2,101,000	2,101,107

Manufacturers & Traders Trust Co. (ICE LIBOR USD 3 Month + 0.61%), 2.73%, 5/18/2022 (a)	14,091,000	14,105,729

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.95%, 3/1/2021	5,500,000	5,559,672

(ICE LIBOR USD 3 Month + 0.65%), 2.92%, 7/26/2021 (a)	9,060,000	9,086,691

(ICE LIBOR USD 3 Month + 1.06%), 3.51%, 9/13/2021 (a)	7,076,000	7,150,605

(ICE LIBOR USD 3 Month + 0.92%), 3.07%, 2/22/2022 (a)	4,689,000	4,720,618

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.79%), 3.07%, 7/25/2022 (a)	20,592,000	20,673,406

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (b)	23,344,000	23,348,295

Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021 (b)	47,556,000	47,844,262

(ICE LIBOR USD 3 Month + 1.14%), 3.59%, 9/13/2021 (a)	14,870,000	15,042,016

(ICE LIBOR USD 3 Month + 0.94%), 3.08%, 2/28/2022 (a)	6,525,000	6,562,813

(ICE LIBOR USD 3 Month + 0.88%), 3.33%, 9/11/2022 (a)	7,800,000	7,829,442

MUFG Bank Ltd. (Japan)

2.35%, 9/8/2019 (b)	10,549,000	10,548,973

2.30%, 3/5/2020 (b)	15,997,000	16,011,830

National Australia Bank Ltd. (Australia)

2.40%, 12/9/2019 (b)	3,000,000	3,002,731

2.25%, 1/10/2020	3,357,000	3,358,533

2.13%, 5/22/2020	2,985,000	2,988,427

(ICE LIBOR USD 3 Month + 0.35%), 2.69%, 1/12/2021 (a) (b)	7,670,000	7,684,222

(ICE LIBOR USD 3 Month + 1.00%), 3.34%, 7/12/2021 (a) (b)	4,750,000	4,809,449

(ICE LIBOR USD 3 Month + 0.71%), 2.95%, 11/4/2021 (a) (b)	17,000,000	17,142,416

(ICE LIBOR USD 3 Month + 0.72%), 2.87%, 5/22/2022 (a) (b)	10,500,000	10,578,657

National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.60%),

2.90%, 1/17/2020 (a)	16,239,000	16,279,936

2.20%, 11/2/2020	3,148,000	3,157,042

(ICE LIBOR USD 3 Month + 0.40%), 2.79%, 3/21/2021 (a) (b)	60,000,000	60,034,280

Nordea Bank Abp (Finland)

1.63%, 9/30/2019 (b)	724,000	723,692

4.88%, 1/27/2020 (b)	10,475,000	10,588,861

2.13%, 5/29/2020 (b)	18,219,000	18,237,027

(ICE LIBOR USD 3 Month + 0.47%), 2.59%, 5/29/2020 (a) (b)	5,302,000	5,314,924

2.50%, 9/17/2020 (b)	4,505,000	4,524,600

4.88%, 1/14/2021 (b)	4,132,000	4,286,399

2.25%, 5/27/2021 (b)	51,449,000	51,611,742

PNC Bank NA

2.40%, 10/18/2019	6,922,000	6,922,761

2.30%, 6/1/2020	4,368,000	4,375,507

2.50%, 1/22/2021	5,181,000	5,216,640

(ICE LIBOR USD 3 Month + 0.25%), 2.53%, 1/22/2021 (a)	1,500,000	1,500,436

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

2.15%, 4/29/2021	22,347,000	22,411,407

(ICE LIBOR USD 3 Month + 0.50%), 2.76%, 7/27/2022 (a)	2,165,000	2,167,173

Regions Bank (ICE LIBOR USD 3 Month + 0.38%), 2.70%, 4/1/2021 (a)	6,425,000	6,414,145

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.30%), 2.58%, 7/22/2020 (a)	6,368,000	6,378,395

(ICE LIBOR USD 3 Month + 0.40%), 2.68%, 1/25/2021 (a)	26,500,000	26,592,379

(ICE LIBOR USD 3 Month + 0.39%), 2.66%, 4/30/2021 (a)	7,500,000	7,523,995

Santander UK plc (United Kingdom) 2.35%, 9/10/2019	10,103,000	10,103,353

(ICE LIBOR USD 3 Month + 0.62%), 3.14%, 6/1/2021 (a)	2,800,000	2,801,086

3.40%, 6/1/2021	3,350,000	3,419,393

(ICE LIBOR USD 3 Month + 0.66%), 2.82%, 11/15/2021 (a)	6,288,000	6,303,640

Skandinaviska Enskilda Banken AB (Sweden)

1.50%, 9/13/2019	26,598,000	26,593,542

2.30%, 3/11/2020	4,055,000	4,058,735

2.45%, 5/27/2020 (b)	12,711,000	12,736,905

2.63%, 11/17/2020 (b)	38,006,000	38,200,971

2.63%, 3/15/2021	12,198,000	12,307,712

(ICE LIBOR USD 3 Month + 0.43%), 2.55%, 5/17/2021 (a) (b)	7,500,000	7,516,879

2.80%, 3/11/2022	7,280,000	7,408,362

Societe Generale SA (France)

2.63%, 9/16/2020 (b)	2,026,000	2,035,809

2.50%, 4/8/2021 (b)	6,677,000	6,702,447

(ICE LIBOR USD 3 Month + 1.33%), 3.63%, 4/8/2021 (a) (b)	5,150,000	5,223,117

5.20%, 4/15/2021 (b)	5,000,000	5,239,781

Standard Chartered plc (United Kingdom)

2.40%, 9/8/2019 (b)	3,165,000	3,165,036

2.25%, 4/17/2020 (b)	19,055,000	19,030,788

3.05%, 1/15/2021 (b)	34,673,000	34,910,743

(ICE LIBOR USD 3 Month + 1.15%), 3.43%, 1/20/2023 (a) (b)	10,773,000	10,740,789

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.35%), 2.65%, 1/17/2020 (a)	9,863,000	9,873,257

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.11%), 3.43%, 7/14/2021 (a)	5,404,000	5,461,088

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.97%), 3.31%, 1/11/2022 (a)	19,000,000	19,139,728

(ICE LIBOR USD 3 Month + 0.74%), 3.04%, 10/18/2022 (a)	1,890,000	1,897,092

Sumitomo Mitsui Trust Bank Ltd. (Japan)

1.95%, 9/19/2019 (b)	2,432,000	2,431,517

2.05%, 10/18/2019 (b)	5,298,000	5,296,835

(ICE LIBOR USD 3 Month + 0.91%), 3.21%, 10/18/2019 (a) (b)	4,200,000	4,205,392

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (a)	13,273,000	13,291,076

(ICE LIBOR USD 3 Month + 0.59%), 2.71%, 5/17/2022 (a)	12,044,000	12,073,962

SunTrust Banks, Inc. 2.90%, 3/3/2021	8,079,000	8,171,002

Svenska Handelsbanken AB (Sweden) 1.50%, 9/6/2019	11,103,000	11,102,516

(ICE LIBOR USD 3 Month + 0.49%), 2.96%, 9/6/2019 (a)	5,311,000	5,311,215

5.13%, 3/30/2020 (b)	18,279,000	18,594,487

1.95%, 9/8/2020	2,706,000	2,705,511

2.40%, 10/1/2020	8,121,000	8,150,902

2.45%, 3/30/2021	8,784,000	8,845,524

(ICE LIBOR USD 3 Month + 0.47%), 2.60%, 5/24/2021 (a)	28,555,000	28,665,940

Toronto-Dominion Bank (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 2.73%, 6/11/2020 (a)	8,731,000	8,745,927

UBS Group Funding Switzerland AG (Switzerland)

2.95%, 9/24/2020 (b)	16,113,000	16,256,415

(ICE LIBOR USD 3 Month + 1.44%), 3.78%, 9/24/2020 (a) (b)	17,549,000	17,789,415

(ICE LIBOR USD 3 Month + 1.78%), 4.08%, 4/14/2021 (a) (b)	1,400,000	1,430,037

3.00%, 4/15/2021 (b)	9,293,000	9,413,266

(ICE LIBOR USD 3 Month + 1.53%), 3.78%, 2/1/2022 (a) (b)	15,805,000	16,178,932

US Bank NA

(ICE LIBOR USD 3 Month + 0.31%), 2.60%, 2/4/2021 (a)	21,496,000	21,531,872

(ICE LIBOR USD 3 Month + 0.32%), 2.59%, 4/26/2021 (a)	1,831,000	1,833,249

Westpac Banking Corp. (Australia)

4.88%, 11/19/2019	7,187,000	7,228,522

2.15%, 3/6/2020	6,612,000	6,616,305

(ICE LIBOR USD 3 Month + 0.28%), 2.44%, 5/15/2020 (a)	1,783,000	1,785,587

3.05%, 5/15/2020	5,500,000	5,536,973

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.36%), 2.88%, 9/1/2020 (a) (b)	950,000	951,925

2.60%, 11/23/2020	8,727,000	8,791,757

		2,512,003,062

Beverages — 0.4%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 6.88%, 11/15/2019	5,773,000	5,806,671

Constellation Brands, Inc. 2.25%, 11/6/2020	8,000,000	8,010,607

(ICE LIBOR USD 3 Month + 0.70%), 2.86%, 11/15/2021 (a)	14,460,000	14,463,149

Diageo Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.24%), 2.36%, 5/18/2020 (a)	2,215,000	2,215,415

Suntory Holdings Ltd. (Japan) 2.55%, 9/29/2019 (b)	2,023,000	2,023,038

		32,518,880

Biotechnology — 0.4%

AbbVie, Inc.

2.50%, 5/14/2020	25,382,000	25,419,533

2.30%, 5/14/2021	10,248,000	10,273,595

		35,693,128

Capital Markets — 4.6%

Bank of New York Mellon Corp. (The) 2.30%, 9/11/2019	4,978,000	4,977,927

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (b)	1,172,000	1,178,106

Charles Schwab Corp. (The) (ICE LIBOR USD 3 Month + 0.32%), 2.47%, 5/21/2021 (a)	11,076,000	11,081,240

CPPIB Capital, Inc. (Canada) 1.25%, 9/20/2019 (b)	4,798,000	4,796,033

Goldman Sachs Bank USA 3.20%, 6/5/2020	1,305,000	1,316,483

(SOFR + 0.60%), 2.71%, 5/24/2021 (a)	15,914,000	15,923,524

Goldman Sachs Group, Inc. (The)

2.55%, 10/23/2019	1,033,000	1,033,448

5.38%, 3/15/2020	7,594,000	7,722,120

(ICE LIBOR USD 3 Month + 1.16%), 3.42%, 4/23/2020 (a)	7,445,000	7,483,074

Series D, 6.00%, 6/15/2020	3,000,000	3,086,188

(ICE LIBOR USD 3 Month + 1.20%), 3.61%, 9/15/2020 (a)	5,049,000	5,091,349

(ICE LIBOR USD 3 Month + 0.73%), 3.04%, 12/27/2020 (a)	5,444,000	5,450,967

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.77%), 3.90%, 2/25/2021 (a)	5,144,000	5,251,420

(ICE LIBOR USD 3 Month + 1.11%), 3.38%, 4/26/2022 (a)	20,664,000	20,828,513

(ICE LIBOR USD 3 Month + 0.78%), 3.04%, 10/31/2022 (a)	9,934,000	9,956,222

ING Bank NV (Netherlands) 2.50%, 10/1/2019 (b)	10,911,000	10,913,757

(ICE LIBOR USD 3 Month + 0.69%), 3.01%, 10/1/2019 (a) (b)	2,535,000	2,536,580

2.45%, 3/16/2020 (b)	27,206,000	27,259,705

(ICE LIBOR USD 3 Month + 0.97%), 3.09%, 8/17/2020 (a) (b)	6,025,000	6,072,502

5.00%, 6/9/2021 (b)	4,378,000	4,588,254

Macquarie Bank Ltd. (Australia) 2.85%, 1/15/2021 (b)	16,688,000	16,833,848

(ICE LIBOR USD 3 Month + 0.45%), 2.62%, 8/6/2021 (a) (b)	66,780,000	66,717,641

Morgan Stanley

5.63%, 9/23/2019	2,274,000	2,277,918

5.50%, 1/26/2020	6,500,000	6,581,753

(ICE LIBOR USD 3 Month + 1.14%), 3.40%, 1/27/2020 (a)	4,500,000	4,518,374

5.50%, 7/24/2020	4,030,000	4,149,603

5.75%, 1/25/2021	7,403,000	7,766,922

(ICE LIBOR USD 3 Month + 0.55%), 2.73%, 2/10/2021 (a)	5,500,000	5,504,702

2.50%, 4/21/2021	5,500,000	5,530,729

(ICE LIBOR USD 3 Month + 1.40%), 3.68%, 4/21/2021 (a)	5,904,000	5,999,914

(ICE LIBOR USD 3 Month + 0.93%), 3.21%, 7/22/2022 (a)	28,458,000	28,654,887

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	26,732,000	27,325,577

UBS AG (Switzerland) 2.20%, 6/8/2020 (b)	6,737,000	6,740,053

(ICE LIBOR USD 3 Month + 0.58%), 3.03%, 6/8/2020 (a) (b)	3,000,000	3,008,928

2.45%, 12/1/2020 (b)	26,063,000	26,169,337

(ICE LIBOR USD 3 Month + 0.48%), 3.00%, 12/1/2020 (a) (b)	10,162,000	10,186,186

		384,513,784

Chemicals — 0.4%

Air Liquide Finance SA (France)

1.38%, 9/27/2019 (b)	22,816,000	22,800,721

1.75%, 9/27/2021 (b)	3,960,000	3,933,419

Chevron Phillips Chemical Co. LLC 2.45%, 5/1/2020 (b)	2,922,000	2,923,127

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Chemicals — continued

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020 (a)	7,099,000	7,136,846

		36,794,113

Commercial Services & Supplies — 0.2%

Republic Services, Inc. 5.00%, 3/1/2020	17,167,000	17,390,406

Construction Materials — 0.1%

Martin Marietta Materials, Inc. (ICE LIBOR USD 3 Month + 0.65%), 2.80%, 5/22/2020 (a)	6,127,000	6,134,613

Consumer Finance — 2.9%

American Express Co.

2.20%, 10/30/2020	10,229,000	10,248,516

3.00%, 2/22/2021	15,608,000	15,822,260

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 5/17/2021 (a)	3,354,000	3,364,781

(ICE LIBOR USD 3 Month + 0.60%), 2.89%, 11/5/2021 (a)	8,000,000	8,043,040

(ICE LIBOR USD 3 Month + 0.62%), 2.76%, 5/20/2022 (a)	15,171,000	15,219,462

(ICE LIBOR USD 3 Month + 0.65%), 2.78%, 2/27/2023 (a)	5,921,000	5,927,038

American Express Credit Corp. 1.70%, 10/30/2019	9,547,000	9,539,791

(ICE LIBOR USD 3 Month + 0.57%), 2.84%, 10/30/2019 (a)	1,524,000	1,524,612

2.38%, 5/26/2020	6,488,000	6,496,357

Avolon Holdings Funding Ltd. (Ireland) 3.63%, 5/1/2022 (b)	11,415,000	11,578,235

Capital One Financial Corp. 2.50%, 5/12/2020	15,484,000	15,511,672

(ICE LIBOR USD 3 Month + 0.76%), 2.94%, 5/12/2020 (a)	8,250,000	8,274,343

(ICE LIBOR USD 3 Month + 0.95%), 3.40%, 3/9/2022 (a)	8,214,000	8,265,724

Caterpillar Financial Services Corp.

(ICE LIBOR USD 3 Month + 0.18%), 2.34%, 5/15/2020 (a)	7,353,000	7,355,079

(ICE LIBOR USD 3 Month + 0.23%), 2.64%, 3/15/2021 (a)	30,000,000	30,007,500

(ICE LIBOR USD 3 Month + 0.28%), 2.75%, 9/7/2021 (a)	5,263,000	5,266,222

General Motors Financial Co., Inc. 3.15%, 1/15/2020	6,581,000	6,593,143

(ICE LIBOR USD 3 Month + 0.93%), 3.23%, 4/13/2020 (a)	17,242,000	17,286,758

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

John Deere Capital Corp. 1.70%, 1/15/2020	5,495,000	5,487,470

(ICE LIBOR USD 3 Month + 0.42%), 2.76%, 7/10/2020 (a)	26,235,000	26,320,262

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.20%), 2.38%, 11/13/2020 (a)	11,340,000	11,351,153

(ICE LIBOR USD 3 Month + 0.26%), 2.44%, 5/10/2021 (a)	1,099,000	1,099,489

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.40%), 2.52%, 5/17/2022 (a)	10,900,000	10,907,881

		241,490,788

Diversified Financial Services — 1.3%

AIG Global Funding

(ICE LIBOR USD 3 Month + 0.48%), 2.80%, 7/2/2020 (a) (b)	3,956,000	3,965,595

(ICE LIBOR USD 3 Month + 0.65%), 2.93%, 1/22/2021 (a) (b)	48,025,000	48,157,024

Boeing Capital Corp. 4.70%, 10/27/2019	3,910,000	3,924,729

CK Hutchison International II Ltd. (Hong Kong) 2.25%, 9/29/2020 (b)	12,136,000	12,128,415

CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (b)	23,510,000	23,252,361

National Rural Utilities Cooperative Finance Corp.

2.00%, 1/27/2020 (c)	2,787,000	2,783,878

(ICE LIBOR USD 3 Month + 0.38%), 2.69%, 6/30/2021 (a)	7,659,000	7,685,642

Siemens Financieringsmaatschappij NV (Germany) (ICE LIBOR USD 3 Month + 0.34%), 2.75%, 3/16/2020 (a) (b)	4,536,000	4,542,120

		106,439,764

Diversified Telecommunication Services — 1.1%

AT&T, Inc. (ICE LIBOR USD 3 Month + 0.65%), 2.95%, 1/15/2020 (a)	12,300,000	12,321,857

Deutsche Telekom International Finance BV (Germany)

1.50%, 9/19/2019 (b)	5,145,000	5,143,011

(ICE LIBOR USD 3 Month + 0.45%), 2.87%, 9/19/2019 (a) (b)	4,490,000	4,490,882

2.23%, 1/17/2020 (b)	20,559,000	20,544,179

(ICE LIBOR USD 3 Month + 0.58%), 2.88%, 1/17/2020 (a) (b)	3,009,000	3,012,002

Orange SA (France) 1.63%, 11/3/2019	8,493,000	8,484,087

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

Verizon Communications, Inc

.(ICE LIBOR USD 3 Month + 0.55%), 2.70%, 5/22/2020 (a)	14,024,000	14,055,126

(ICE LIBOR USD 3 Month + 1.00%), 3.41%, 3/16/2022 (a)	25,699,000	26,107,714

		94,158,858

Electric Utilities — 1.6%

Duke Energy Corp. (ICE LIBOR USD 3 Month + 0.50%), 2.68%, 5/14/2021 (a) (b)	14,791,000	14,837,375

Duke Energy Florida LLC

2.10%, 12/15/2019 (c)	132,750	132,696

1.85%, 1/15/2020	2,325,000	2,323,261

Eversource Energy 4.50%, 11/15/2019	4,818,000	4,836,859

Exelon Corp.

2.85%, 6/15/2020	3,500,000	3,515,587

5.15%, 12/1/2020	3,434,000	3,532,379

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022 (a)	20,000,000	20,005,422

LG&E & KU Energy LLC 3.75%, 11/15/2020	7,783,000	7,900,073

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.96%, 3/27/2020 (a)	2,849,000	2,849,353

NextEra Energy Capital Holdings, Inc. 2.40%, 9/1/2021	13,863,000	13,935,689

(ICE LIBOR USD 3 Month + 0.72%), 2.85%, 2/25/2022 (a)	42,944,000	43,190,387

State Grid Overseas Investment 2016 Ltd. (China) 2.25%, 5/4/2020 (b)	9,618,000	9,614,853

Tampa Electric Co. 5.40%, 5/15/2021	5,014,000	5,287,188

Wisconsin Power & Light Co. 4.60%, 6/15/2020	1,368,000	1,394,230

		133,355,352

Energy Equipment & Services — 0.3%

Schlumberger Holdings Corp. 3.00%, 12/21/2020 (b)	15,462,000	15,614,706

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	7,324,000	7,467,126

		23,081,832

Entertainment — 0.5%

NBCUniversal Enterprise, Inc. (ICE LIBOR USD 3 Month + 0.40%), 2.72%, 4/1/2021 (a) (b)	40,262,000	40,336,082

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 1.1%

Scentre Group Trust 1 (Australia)

2.38%, 11/5/2019 (b)	14,402,000	14,396,501

2.38%, 4/28/2021 (b)	1,737,000	1,736,888

WEA Finance LLC (France)

2.70%, 9/17/2019 (b)	10,346,000	10,346,637

3.25%, 10/5/2020 (b)	63,945,000	64,703,664

		91,183,690

Food & Staples Retailing — 0.6%

Alimentation Couche-Tard, Inc. (Canada) 2.35%, 12/13/2019 (b)	31,182,000	31,183,459

Kroger Co. (The)

1.50%, 9/30/2019	9,361,000	9,355,846

6.15%, 1/15/2020	7,740,000	7,845,622

		48,384,927

Food Products — 0.4%

General Mills, Inc. (ICE LIBOR USD 3 Month + 0.54%), 2.86%, 4/16/2021 (a)	8,055,000	8,059,430

Mondelez International Holdings Netherlands BV

1.63%, 10/28/2019 (b)	4,552,000	4,547,241

(ICE LIBOR USD 3 Month + 0.61%), 2.87%, 10/28/2019 (a) (b)	6,200,000	6,205,691

Mondelez International, Inc. 3.00%, 5/7/2020	14,496,000	14,565,822

Tyson Foods, Inc. (ICE LIBOR USD 3 Month + 0.55%), 3.07%, 6/2/2020 (a) (c)	1,372,000	1,373,601

		34,751,785

Health Care Equipment & Supplies — 0.0% (d)

Zimmer Biomet Holdings, Inc. (ICE LIBOR USD 3 Month + 0.75%), 3.17%, 3/19/2021 (a)	1,510,000	1,508,253

Health Care Providers & Services — 0.7%

Cigna Corp. 3.20%, 9/17/2020	5,909,000	5,963,325

CVS Health Corp. (ICE LIBOR USD 3 Month + 0.63%),

3.08%, 3/9/2020 (a)	1,743,000	1,746,887

2.80%, 7/20/2020	31,415,000	31,571,601

Express Scripts Holding Co. 2.60%, 11/30/2020	18,314,000	18,392,328

(ICE LIBOR USD 3 Month + 0.75%), 2.87%, 11/30/2020 (a)	3,400,000	3,400,530

		61,074,671

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Independent Power and Renewable Electricity Producers — 0.3%

Exelon Generation Co. LLC

5.20%, 10/1/2019	11,971,000	11,996,279

2.95%, 1/15/2020	14,634,000	14,662,331

		26,658,610

Industrial Conglomerates — 0.3%

Honeywell International, Inc. (ICE LIBOR USD 3 Month + 0.37%), 2.56%, 8/8/2022 (a)	21,297,000	21,351,286

Hutchison Whampoa International Ltd. (Hong Kong) 5.75%, 9/11/2019 (b)	1,826,000	1,826,082

		23,177,368

Insurance — 5.6%

AIA Group Ltd. (Hong Kong) (ICE LIBOR USD 3 Month + 0.52%), 2.91%, 9/20/2021 (a) (b)	10,683,000	10,662,734

Alterra Finance LLC 6.25%, 9/30/2020	4,128,000	4,303,887

American International Group, Inc.

6.40%, 12/15/2020	5,739,000	6,046,709

3.30%, 3/1/2021	10,954,000	11,135,289

Athene Global Funding 2.75%, 4/20/2020 (b) (c)	18,827,000	18,889,177

(ICE LIBOR USD 3 Month + 1.14%), 3.42%, 4/20/2020 (a) (b)	7,295,000	7,335,573

4.00%, 1/25/2022 (b)	11,205,000	11,630,872

(ICE LIBOR USD 3 Month + 1.23%), 3.56%, 7/1/2022 (a) (b)	26,740,000	26,909,756

Jackson National Life Global Funding

(ICE LIBOR USD 3 Month + 0.30%), 2.56%, 4/27/2020 (a) (b)	15,809,000	15,827,154

(ICE LIBOR USD 3 Month + 0.30%), 2.60%, 10/15/2020 (a) (b)	17,176,000	17,195,789

(ICE LIBOR USD 3 Month + 0.31%), 2.72%, 3/16/2021 (a) (b)	60,180,000	60,188,898

2.25%, 4/29/2021 (b)	18,748,000	18,805,065

(ICE LIBOR USD 3 Month + 0.48%), 2.93%, 6/11/2021 (a) (b)	3,446,000	3,451,553

(ICE LIBOR USD 3 Month + 0.73%), 3.04%, 6/27/2022 (a) (b)	7,250,000	7,311,463

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	7,619,000	7,624,072

MassMutual Global Funding II

1.55%, 10/11/2019 (b)	6,914,000	6,909,229

2.00%, 4/15/2021 (b)	18,002,000	18,007,866

Metropolitan Life Global Funding I 2.00%, 4/14/2020 (b)	1,125,000	1,124,551

(ICE LIBOR USD 3 Month + 0.40%), 2.84%, 6/12/2020 (a) (b)	2,631,000	2,637,525

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — continued

(SOFR + 0.57%), 2.69%, 9/7/2020 (a) (b)	12,500,000	12,534,150

2.40%, 1/8/2021 (b)	29,283,000	29,453,017

(ICE LIBOR USD 3 Month + 0.23%), 2.53%, 1/8/2021 (a) (b)	12,450,000	12,450,627

New York Life Global Funding 1.50%, 10/24/2019 (b)	4,625,000	4,621,065

(ICE LIBOR USD 3 Month + 0.32%), 2.56%, 8/6/2021 (a) (b)	2,017,000	2,019,991

Pricoa Global Funding I 1.45%, 9/13/2019 (b)	1,242,000	1,241,766

Principal Life Global Funding II

2.38%, 9/11/2019 (b)	1,624,000	1,624,000

2.15%, 1/10/2020 (b)	15,820,000	15,818,677

(ICE LIBOR USD 3 Month + 0.33%), 2.85%, 3/2/2021 (a) (b)	20,233,000	20,227,067

Protective Life Global Funding

1.56%, 9/13/2019 (b)	10,119,000	10,116,711

2.26%, 4/8/2020 (b)	15,779,000	15,777,116

(ICE LIBOR USD 3 Month + 0.37%), 2.67%, 7/13/2020 (a) (b)	10,380,000	10,404,207

2.16%, 9/25/2020 (b)	2,458,000	2,460,385

2.70%, 11/25/2020 (b)	7,952,000	8,007,385

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (b)	9,888,000	9,892,223

2.38%, 5/4/2020 (b)	54,986,000	55,060,762

		467,706,311

Interactive Media & Services — 0.0% (d)

Tencent Holdings Ltd. (China) 2.88%, 2/11/2020 (b)	2,159,000	2,163,217

IT Services — 0.8%

International Business Machines Corp. (ICE LIBOR USD 3 Month + 0.40%),

2.58%, 5/13/2021 (a)	35,040,000	35,139,516

2.80%, 5/13/2021	30,461,000	30,856,427

		65,995,943

Media — 0.1%

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.65%, 10/1/2020 (a)	13,434,000	13,452,734

Multiline Retail — 0.2%

Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.00%, 4/17/2020 (a)	14,311,000	14,311,876

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Multi-Utilities — 0.9%

Consolidated Edison Co. of New York, Inc. Series C, (ICE LIBOR USD 3 Month + 0.40%), 2.75%, 6/25/2021 (a)	2,631,000	2,640,524

Dominion Energy, Inc. 2.72%, 8/15/2021 (e)	20,166,000	20,335,636

DTE Energy Co.

1.50%, 10/1/2019	11,937,000	11,928,924

2.40%, 12/1/2019	3,111,000	3,111,074

TECO Finance, Inc. 5.15%, 3/15/2020	31,096,000	31,542,960

WEC Energy Group, Inc. 2.45%, 6/15/2020	5,887,000	5,894,077

		75,453,195

Oil, Gas & Consumable Fuels — 2.5%

BG Energy Capital plc (United Kingdom) 4.00%, 12/9/2020 (b)	2,453,000	2,506,788

BP Capital Markets America, Inc. 4.50%, 10/1/2020	4,183,000	4,295,031

BP Capital Markets plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.25%), 2.38%, 11/24/2020 (a)	31,151,000	31,181,372

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	26,017,000	26,188,981

Enbridge Energy Partners LP

5.20%, 3/15/2020	19,208,000	19,489,810

4.38%, 10/15/2020	3,886,000	3,967,868

Enbridge, Inc. (Canada) (ICE LIBOR USD 3 Month + 0.40%), 2.74%, 1/10/2020 (a)	24,575,000	24,585,289

Energy Transfer Operating LP 7.50%, 10/15/2020	1,000,000	1,053,678

Enterprise Products Operating LLC

2.55%, 10/15/2019	1,038,000	1,037,921

5.25%, 1/31/2020	5,938,000	6,006,025

EOG Resources, Inc. 2.45%, 4/1/2020	7,091,000	7,101,041

Exxon Mobil Corp. 1.90%, 8/16/2022	10,747,000	10,818,650

(ICE LIBOR USD 3 Month + 0.33%), 2.50%, 8/16/2022 (a)	26,284,000	26,351,918

Occidental Petroleum Corp. (ICE LIBOR USD 3 Month + 0.95%), 3.14%, 2/8/2021 (a)	23,830,000	23,938,665

Phillips 66

(ICE LIBOR USD 3 Month + 0.75%), 3.05%, 4/15/2020 (a) (b)	410,000	410,121

(ICE LIBOR USD 3 Month + 0.60%), 2.73%, 2/26/2021 (a)	1,115,000	1,115,042

Spectra Energy Partners LP (ICE LIBOR USD 3 Month + 0.70%), 3.18%, 6/5/2020 (a)	4,042,000	4,050,092

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Total Capital International SA (France) 2.22%, 7/12/2021	16,284,000	16,391,919

TransCanada PipeLines Ltd. (Canada) 2.13%, 11/15/2019	1,513,000	1,511,916

		212,002,127

Pharmaceuticals — 1.1%

Bristol-Myers Squibb Co.

(ICE LIBOR USD 3 Month + 0.20%), 2.37%, 11/16/2020 (a) (b)	13,848,000	13,845,915

(ICE LIBOR USD 3 Month + 0.38%), 2.55%, 5/16/2022 (a) (b)	14,789,000	14,810,147

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (b)	12,240,000	12,245,085

GlaxoSmithKline Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.35%), 2.53%, 5/14/2021 (a)	3,393,000	3,399,786

Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/2019	25,000,000	24,994,500

Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 2.58%, 8/20/2021 (a)	22,847,000	22,733,837

		92,029,270

Road & Rail — 0.6%

Burlington Northern Santa Fe LLC 4.70%, 10/1/2019	3,405,000	3,411,257

ERAC USA Finance LLC 2.35%, 10/15/2019 (b)	9,681,000	9,678,683

Penske Truck Leasing Co. LP 3.65%, 7/29/2021 (b)	15,088,000	15,443,655

Ryder System, Inc.

2.45%, 9/3/2019	5,465,000	5,465,000

2.88%, 9/1/2020	13,115,000	13,185,378

2.88%, 6/1/2022	6,291,000	6,419,800

		53,603,773

Technology Hardware, Storage & Peripherals — 0.0% (d)

Apple, Inc. (ICE LIBOR USD 3 Month + 0.20%), 2.41%, 2/7/2020 (a)	400,000	400,258

Thrifts & Mortgage Finance — 1.2%

BPCE SA (France)

3.15%, 7/31/2020 (b)	65,000,000	65,588,786

2.65%, 2/3/2021	5,000,000	5,035,776

(ICE LIBOR USD 3 Month + 1.22%), 3.37%, 5/22/2022 (a) (b)	16,733,000	16,922,920

(ICE LIBOR USD 3 Month + 0.88%), 3.00%, 5/31/2022 (a)	1,500,000	1,510,478

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Thrifts & Mortgage Finance — continued

Nationwide Building Society (United Kingdom) 2.35%, 1/21/2020 (b)	10,299,000	10,309,416

		99,367,376

Tobacco — 0.6%

Altria Group, Inc.

2.63%, 1/14/2020	8,796,000	8,800,267

4.75%, 5/5/2021	5,514,000	5,752,456

BAT Capital Corp. (United Kingdom) 2.30%, 8/14/2020	8,200,000	8,200,885

(ICE LIBOR USD 3 Month + 0.59%), 2.77%, 8/14/2020 (a)	2,300,000	2,304,513

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (b)	14,626,000	14,658,758

Philip Morris International, Inc. 2.00%, 2/21/2020	9,640,000	9,628,802

Reynolds American, Inc. (United Kingdom) 6.88%, 5/1/2020	1,925,000	1,980,256

		51,325,937

Trading Companies & Distributors — 1.1%

Air Lease Corp. 4.75%, 3/1/2020	2,593,000	2,622,103

(ICE LIBOR USD 3 Month + 0.67%), 3.19%, 6/3/2021 (a)	59,617,000	59,757,564

Aviation Capital Group LLC

(ICE LIBOR USD 3 Month + 0.95%), 3.47%, 6/1/2021 (a) (b)	15,273,000	15,350,157

(ICE LIBOR USD 3 Month + 0.67%), 2.94%, 7/30/2021 (a) (b)	6,254,000	6,250,235

BOC Aviation Ltd. (Singapore) 3.00%, 3/30/2020 (b)	1,420,000	1,424,076

(ICE LIBOR USD 3 Month + 1.05%), 3.32%, 5/2/2021 (a) (b)	4,090,000	4,109,980

		89,514,115

Transportation Infrastructure — 0.1%

HPHT Finance 15 Ltd. (Hong Kong) 2.88%, 3/17/2020 (b)	8,593,000	8,615,039

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	8,824,000	8,956,360

Total Corporate Bonds (Cost $5,409,154,289)		5,430,143,382

Asset-Backed Securities — 11.1%

AIMCO CLO (Cayman Islands) Series 2015-AA, Class AR, 3.15%, 1/15/2028 (b) (f)	4,500,000	4,482,950

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Allegro CLO II-S Ltd. (Cayman Islands) Series 2014-1RA, Class X, 2.93%, 10/21/2028 (b) (f)	1,000,000	1,000,000

Ally Auto Receivables Trust Series 2018-3, Class A2, 2.72%, 5/17/2021	1,658,028	1,659,225

ALM VI Ltd. (Cayman Islands) Series 2012-6A, Class X, 2.90%, 7/15/2026 ‡ (b) (f)	400,000	400,000

American Express Credit Account Master Trust Series 2017-3, Class A, 1.77%, 11/15/2022	25,000,000	24,960,583

AmeriCredit Automobile Receivables Trust

Series 2016-4, Class A3, 1.53%, 7/8/2021	60,181	60,159

Series 2018-1, Class A2A, 2.71%, 7/19/2021	274,849	274,998

Series 2018-2, Class A2A, 2.86%, 11/18/2021	4,293,414	4,302,150

Series 2017-2, Class A3, 1.98%, 12/20/2021	2,037,648	2,035,895

Series 2018-3, Class A2A, 3.11%, 1/18/2022	5,952,186	5,968,699

Anchorage Capital CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.95%, 10/13/2030 ‡ (b) (f)	185,428	185,335

Apidos CLO (Cayman Islands) Series 2015-21A, Class A1R, 3.23%, 7/18/2027 (b) (f)	10,325,000	10,322,233

ARES XLVI CLO Ltd. Series 2017-46A, Class X, 2.90%, 1/15/2030 ‡ (b) (f)	93,750	93,745

Ares XXXVR CLO Ltd. Series 2015-35RA, Class X, 2.95%, 7/15/2030 (b) (f)	700,000	699,965

Atrium XV (Cayman Islands) Series 15A, Class X, 2.93%, 1/23/2031 (b) (f)	1,858,333	1,858,333

Avery Point III CLO Ltd. (Cayman Islands) Series 2013-3A, Class AR, 3.42%, 1/18/2025 (b) (f)	559,665	559,957

Avery Point VI CLO Ltd. (Cayman Islands) Series 2015-6A, Class AR, 3.34%, 8/5/2027 (b) (f)	41,921,000	41,920,413

Barings CLO Ltd. (Cayman Islands)

Series 2013-IA, Class AR, 3.08%, 1/20/2028 (b) (f)	6,975,000	6,940,669

Battalion CLO VII Ltd. (Cayman Islands) Series 2014-7A, Class XRR, 3.20%, 7/17/2028 ‡ (b) (f)	4,000,000	3,999,800

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Battalion CLO XI Ltd. (Cayman Islands)

Series 2017-11A, Class X, 3.08%, 10/24/2029 (b) (f)	475,000	474,763

Benefit Street Partners CLO II Ltd. (Cayman Islands) Series 2013-IIA, Class X, 4.00%, 7/15/2029 ‡ (b) (f)	137,500	137,431

Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class X, 3.30%, 4/15/2029 (b) (f)	96,875	96,870

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class AR2, 3.19%, 11/20/2028 (b) (f)	27,750,000	27,697,469

Series 2013-1A, Class A1R2, 3.51%, 1/20/2029 (b) (f)	12,000,000	12,011,220

Series 2014-2A, Class X, 2.88%, 10/20/2030 (b) (f)	2,142,857	2,142,857

Series 2016-3A, Class X, 2.78%, 11/15/2030 (b) (f)	2,025,000	2,024,899

BMW Vehicle Lease Trust Series 2019-1, Class A3, 2.84%, 11/22/2021	12,336,000	12,493,348

Bristol Park CLO Ltd. (Cayman Islands) Series 2016-1A, Class A, 3.72%, 4/15/2029 (b) (f)	33,500,000	33,494,908

Capital Auto Receivables Asset Trust Series 2018-2, Class A2, 3.02%, 2/22/2021 (b)	6,048,133	6,061,029

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands) Series 2012-4A, Class XRR, 3.03%, 4/22/2032 (b) (f)	1,300,000	1,299,935

CarMax Auto Owner Trust Series 2018-3, Class A2A, 2.88%, 10/15/2021	3,797,831	3,807,386

CBAM Ltd. (Cayman Islands) Series 2017-3A, Class X, 3.00%, 10/17/2029 (b) (f)	4,470,000	4,470,000

CIFC Funding Ltd. (Cayman Islands)

Series 2015-4A, Class A1R, 3.43%, 10/20/2027 (b) (f)	440,000	439,806

Series 2016-1A, Class A, 3.76%, 10/21/2028 (b) (f)	8,490,000	8,500,502

Series 2013-1A, Class X, 3.17%, 7/16/2030 (b) (f)	424,435	424,413

Series 2014-1A, Class X, 2.90%, 1/18/2031 (b) (f)	428,571	428,571

Series 2013-3RA, Class X, 2.93%, 4/24/2031 (b) (f)	2,000,000	1,999,000

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	24,426,000	24,403,880

Clear Creek CLO (Cayman Islands) Series 2015-1A, Class X, 3.28%, 10/20/2030 ‡ (b) (f)	154,688	154,610

Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (b) (f)	36,027,693	36,504,339

Cole Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 3.33%, 10/20/2028 (b) (f)	11,565,000	11,584,475

Colombia Cent CLO Ltd. (Cayman Islands) Series 2018-27A, Class X, 2.98%, 10/25/2028 (b) (f)	1,791,666	1,791,666

Dell Equipment Finance Trust Series 2019-1, Class A2, 2.78%, 8/23/2021 (b)	25,987,000	26,171,380

Discover Card Execution Note Trust Series 2016-A4, Class A4, 1.39%, 3/15/2022	7,153,000	7,150,969

Drive Auto Receivables Trust Series 2018-5, Class A2A, 3.08%, 7/15/2021	2,270,012	2,270,741

Series 2019-1, Class A2A, 3.08%, 9/15/2021	557,660	558,187

Series 2018-3, Class A3, 3.01%, 11/15/2021	361,585	361,645

Series 2019-2, Class A3, 3.04%, 3/15/2023	25,569,000	25,816,733

Dryden 30 Senior Loan Fund (Cayman Islands) Series 2013-30A, Class X, 2.76%, 11/15/2028 ‡ (b) (f)	50,000	49,998

Dryden 36 Senior Loan Fund (Cayman Islands) Series 2014-36A, Class XR2, 2.95%, 4/15/2029 ‡ (b) (f)	1,400,000	1,400,351

Dryden 50 Senior Loan Fund (Cayman Islands) Series 2017-50A, Class X, 3.10%, 7/15/2030 ‡ (b) (f)	120,000	119,940

Dryden 61 CLO Ltd. (Cayman Islands) Series 2018-61A, Class X, 3.00%, 1/17/2032 (b) (f)	3,750,000	3,749,813

Dryden XXV Senior Loan Fund (Cayman Islands) Series 2012-25A, Class ARR, 3.20%, 10/15/2027 (b) (f)	32,900,000	32,819,921

Ford Credit Auto Owner Trust

Series 2014-2, Class A, 2.31%, 4/15/2026 (b)	31,385,000	31,385,395

Series 2015-1, Class A, 2.12%, 7/15/2026 (b)	5,224,000	5,221,841

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2015-2, Class A, 2.44%, 1/15/2027 (b)	6,712,000	6,726,762

Series 2016-1, Class A, 2.31%, 8/15/2027 (b)	6,444,000	6,469,706

Galaxy XVIII CLO Ltd. (Cayman Islands) Series 2018-28A, Class X, 2.95%, 7/15/2031 (b) (f)	3,828,000	3,827,809

Galaxy XXI CLO Ltd. (Cayman Islands) Series 2015-21A, Class X, 2.78%, 4/20/2031 ‡ (b) (f)	250,000	249,988

GE Capital Credit Card Master Note Trust Series 2012-7, Class A, 1.76%, 9/15/2022	20,921,000	20,916,123

GoldentTree Loan Management US CLO 1 Ltd. (Cayman Islands) Series 2017-1A, Class A, 3.50%, 4/20/2029 (b) (f)	11,250,000	11,268,585

GT Loan Financing I Ltd. (Cayman Islands) Series 2013-1A, Class XR, 2.91%, 7/28/2031 (b) (f)	1,071,428	1,071,428

Honda Auto Receivables Owner Trust Series 2018-3, Class A2, 2.67%, 12/22/2020	4,682,126	4,688,911

ICG US CLO Ltd. (Cayman Islands) Series 2017-2A, Class X, 3.06%, 10/23/2029 (b) (f)	185,714	185,705

KKR CLO Ltd. (Cayman Islands)

Series 13, Class A1R, 3.12%, 1/16/2028 (b) (f)	12,260,000	12,177,282

Series 17, Class A, 3.64%, 4/15/2029 (b) (f)	20,275,000	20,270,783

Series 11, Class X, 2.90%, 1/15/2031 ‡ (b) (f)	243,750	243,628

KREF Ltd. Series 2018-FL1, Class A, 3.30%, 6/15/2036 (b) (f)	5,000,000	5,007,810

KVK CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.95%, 1/14/2028 ‡ (b) (f)	1,160,000	1,160,000

LCM XVI LP (Cayman Islands) Series 16A, Class XR, 3.00%, 10/15/2031 (b) (f)	5,960,000	5,960,000

LCM XVII LP (Cayman Islands) Series 17A, Class XR, 2.90%, 10/15/2031 (b) (f)	1,080,000	1,077,840

LCM XX LP (Cayman Islands) Series 20A, Class AR, 3.32%, 10/20/2027 (b) (f)	10,850,000	10,870,344

Magnetite VII Ltd. (Cayman Islands) Series 2012-7A, Class A1R2, 3.10%, 1/15/2028 (b) (f)	750,000	743,297

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Magnetite XVI Ltd. (Cayman Islands) Series 2015-16A, Class AR, 3.10%, 1/18/2028 (b) (f)	8,515,000	8,486,594

Magnetite XXI Ltd. (Cayman Islands) Series 2019-21A, Class X, 3.28%, 4/20/2030 (b) (f)	5,000,000	5,007,125

Mercedes-Benz Auto Lease Trust Series 2019-A, Class A2, 3.01%, 2/16/2021	11,585,952	11,616,852

Neuberger Berman CLO XIX Ltd. (Cayman Islands) Series 2015-19A, Class A1R2, 3.10%, 7/15/2027 (b) (f)	3,780,000	3,766,687

Neuberger Berman CLO XVI-S Ltd. (Cayman Islands) Series 2017-16SA, Class X, 2.90%, 1/15/2028 (b) (f)	25,000	24,999

Nissan Auto Lease Trust Series 2019-B, Class A2A, 2.27%, 1/15/2021	17,074,000	17,115,295

Nissan Auto Receivables Owner Trust Series 2019-A, Class A2A, 2.82%, 1/18/2022	10,044,000	10,090,219

Oak Hill Credit Partners Ltd. (Cayman Islands) Series 2014-10RA, Class X, 2.91%, 12/12/2030 (b) (f)	3,112,500	3,112,500

OCP CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 3.15%, 4/17/2027 (b) (f)	44,130,134	44,078,281

Series 2015-9A, Class A1R, 3.10%, 7/15/2027 (b) (f)	16,285,000	16,252,625

Series 2016-12A, Class A1R, 3.42%, 10/18/2028 (b) (f)	10,420,000	10,420,188

Octagon Investment Partners 25 Ltd. (Cayman Islands) Series 2015-1A, Class AR, 3.08%, 10/20/2026 (b) (f)	24,750,000	24,684,413

Octagon Investment Partners 28 Ltd. (Cayman Islands) Series 2016-1A, Class XR, 2.93%, 10/24/2030 (b) (f)	953,333	953,333

Octagon Investment Partners XVII Ltd. (Cayman Islands) Series 2013-1A, Class X, 2.88%, 1/25/2031 ‡ (b) (f)	439,647	439,625

OHA Credit Funding 1 Ltd. (Cayman Islands) Series 2018-1A, Class X, 2.93%, 10/20/2030 (b) (f)	1,666,667	1,666,667

OHA Credit Partners XII Ltd. Series 2015-12A, Class XR, 2.91%, 7/23/2030 (b) (f)	3,100,000	3,100,000

Palmer Square Loan Funding Ltd. (Cayman Islands)

Series 2019-2A, Class A1, 3.49%, 4/20/2027 (b) (f)	24,650,000	24,571,095

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2019-3A, Class A1, 3.04%, 8/20/2027 (b) (f)	31,700,000	31,683,675

Regatta XIII Funding Ltd. (Cayman Islands) Series 2018-2A, Class X, 2.95%, 7/15/2031 (b) (f)	3,228,571	3,228,410

Regatta XV Funding Ltd. (Cayman Islands) Series 2018-4A, Class X, 2.93%, 10/25/2031 (b) (f)	3,785,714	3,785,714

Santander Drive Auto Receivables Trust

Series 2018-4, Class A2, 2.73%, 3/15/2021	37,795	37,801

Series 2018-3, Class A3, 3.03%, 2/15/2022	2,864,333	2,867,210

Shackleton CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 3.20%, 10/20/2027 (b) (f)	19,416,500	19,366,832

Series 2014-6RA, Class A, 3.32%, 7/17/2028 (b) (f)	16,485,000	16,423,165

Series 2014-5RA, Class X, 2.81%, 5/7/2031 ‡ (b) (f)	428,571	428,550

Symphony CLO XIV Ltd. (Cayman Islands)

Series 2014-14A, Class A1R, 3.58%, 7/14/2026 (b) (f)	3,619,332	3,621,522

Series 2014-14A, Class A2R, 3.58%, 7/14/2026 (b) (f)	3,561,090	3,562,041

Symphony CLO XV Ltd. (Cayman Islands) Series 2014-15A, Class XR2, 3.00%, 1/17/2032 (b) (f)	5,333,333	5,333,333

Synchrony Credit Card Master Note Trust Series 2016-3, Class A, 1.58%, 9/15/2022	10,284,000	10,280,791

THL Credit Wind River CLO Ltd. (Cayman Islands)

Series 2017-1A, Class A, 3.64%, 4/18/2029 (b) (f)	7,500,000	7,515,555

Series 2014-2A, Class X, 2.95%, 1/15/2031 ‡ (b) (f)	375,000	374,813

Series 2014-1A, Class X, 2.90%, 7/18/2031 ‡ (b) (f)	1,125,000	1,124,984

Toyota Auto Receivables Owner Trust Series 2018-C, Class A2A, 2.77%, 8/16/2021	5,516,384	5,534,084

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	3,389,194	3,385,793

Series 2017-3A, Class A1B, 2.44%, 4/20/2022 (b) (f)	440,000	440,197

Volvo Financial Equipment LLC Series 2019-1A, Class A2, 2.90%, 11/15/2021 (b)	5,788,000	5,813,406

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Voya CLO Ltd. (Cayman Islands)

Series 2014-3A, Class A1R, 3.00%, 7/25/2026 (b) (f)	2,328,272	2,322,060

Series 2015-2A, Class AR, 3.23%, 7/23/2027 (b) (f)	23,350,000	23,315,115

Series 2015-1A, Class A1R, 3.20%, 1/18/2029 (b) (f)	21,087,500	20,958,065

Series 2019-1A, Class A, 3.81%, 4/15/2029 (b) (f)	11,411,000	11,431,734

Series 2014-4A, Class XR, 3.00%, 7/14/2031 (b) (f)	571,429	571,400

Series 2015-3A, Class X, 2.98%, 10/20/2031 (b) (f)	2,988,000	2,987,851

Westlake Automobile Receivables Trust Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (b)	7,500,000	7,533,276

Total Asset-backed Securities (Cost $931,481,820)		933,475,276

U.S. Treasury Obligations — 6.3%

U.S. Treasury Notes

1.00%, 11/30/2019	36,041,600	35,951,496

1.63%, 12/31/2019	40,000,000	39,953,125

1.50%, 4/15/2020	190,000,000	189,569,532

1.63%, 10/15/2020	83,000,000	82,886,523

1.63%, 6/30/2021	115,440,400	115,575,682

1.75%, 7/31/2021	58,880,000	59,123,800

Total U.S. Treasury Obligations (Cost $521,208,867)		523,060,158

Certificates of Deposit — 1.3%

Certificate of Deposit — 1.3%

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 2.67%, 9/21/2020 (a)	3,000,000	3,000,923

Lloyds Bank Corporate Markets plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.50%), 2.84%, 9/24/2020 (a)	23,000,000	23,059,678

Nordea Bank Abp (Finland) (ICE LIBOR USD 3 Month + 0.32%), 2.61%, 5/5/2021 (a)	21,100,000	21,117,063

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.39%), 2.57%, 2/12/2021 (a)	25,823,000	25,844,771

(ICE LIBOR USD 3 Month + 0.36%), 2.64%, 4/6/2021 (a)	25,929,000	25,934,937

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.28%), 2.68%, 9/11/2020 (a)	6,000,000	6,003,626

Total Certificates Of Deposit (Cost $104,883,442)		104,960,998

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Mortgage-Backed Securities — 0.6%

BX Commercial Mortgage Trust Series 2018-IND, Class A, 2.95%, 11/15/2035 (b) (f)	13,448,768	13,454,105

BXMT Ltd. Series 2017-FL1, Class A, 3.07%, 6/15/2035 (b) (f)	1,000,000	1,000,000

BXP Trust Series 2017-CQHP, Class A, 3.05%, 11/15/2034 (b) (f)	500,000	498,594

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 2.99%, 7/15/2032 (b) (f)	900,000	899,998

Citigroup Commercial Mortgage Trust Series 2017-1500, Class A, 3.05%, 7/15/2032 (b) (f)	1,800,000	1,800,018

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class A, 3.18%, 5/15/2036 (b) (f)	28,000,000	28,017,570

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 3.00%, 5/15/2036 (b) (f)	5,600,000	5,598,237

Total Commercial Mortgage-backed Securities (Cost $51,248,934)		51,268,522

Foreign Government Securities — 0.0% (d)

Japan Bank for International Cooperation (Japan) (ICE LIBOR USD 3 Month + 0.48%), 3.00%, 6/1/2020 (a) (Cost $200,000)	200,000	200,586

Short-Term Investments — 15.6%

Certificates of Deposit — 3.7%

Barclays Bank plc (United Kingdom)

3.00%, 9/19/2019	25,250,000	25,260,080

2.95%, 4/9/2020	52,000,000	52,278,944

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.41%), 2.80%, 9/20/2019 (a)	1,950,000	1,950,546

3.08%, 10/25/2019	32,000,000	32,050,519

(ICE LIBOR USD 3 Month + 0.40%), 2.67%, 5/2/2020 (a)	4,000,000	4,007,932

Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.35%), 2.62%, 7/30/2020 (a)	21,500,000	21,522,944

Credit Suisse AG (Switzerland) 2.94%, 9/27/2019	21,000,000	21,012,113

Lloyds Bank plc 3.03%, 10/21/2019	6,000,000	6,007,262

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — continued

Certificates of Deposit — continued

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.33%), 2.63%, 4/15/2020 (a)	12,000,000	12,011,613

MUFG Bank Ltd. (Japan) 2.02%, 8/13/2020	35,000,000	35,008,725

National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.19%), 2.37%, 2/14/2020 (a)	5,000,000	5,003,091

Nordea Bank Abp (Finland) (ICE LIBOR USD 3 Month + 0.30%), 2.78%, 6/5/2020 (a)	4,000,000	4,006,551

Societe Generale SA (France)

3.05%, 10/18/2019	12,000,000	12,015,709

2.19%, 7/31/2020	44,926,000	45,055,323

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.37%), 2.63%, 1/31/2020 (a)	6,959,000	6,964,682

US Bank NA 2.72%, 9/6/2019	12,080,000	12,081,416

Westpac Banking Corp. (Australia) 2.97%, 10/18/2019	16,600,000	16,616,127

Total Certificates of Deposit (Cost $312,266,963)		312,853,577

Commercial Paper — 5.9%

AT&T, Inc. 2.75%, 12/10/2019 (b) (g)	8,000,000	7,946,507

Bank of China Ltd. (China) 2.47%, 10/15/2019 (g)	14,340,000	14,298,094

BNZ International Funding Ltd. (New Zealand) 2.98%, 10/11/2019 (b) (g)	12,500,000	12,469,025

BP Capital Markets plc (United Kingdom) 3.03%, 10/10/2019 (b) (g)	34,700,000	34,615,270

Campbell Soup Co. 2.35%, 9/23/2019 (b) (g)	16,100,000	16,075,335

Enel Finance America LLC (Italy) 2.89%, 10/25/2019 (b) (g)	11,200,000	11,159,458

Industrial & Commercial Bank of China Ltd. (China) 2.40%, 10/31/2019 (b) (g)	143,500,000	142,929,110

Macquarie Bank Ltd. (Australia) 3.10%, 10/25/2019 (b) (g)	14,000,000	13,953,396

Michelin Luxembourg SCS (France) 2.70%, 9/9/2019 (b) (g)	1,917,000	1,915,793

Nutrien Ltd. (Canada)

2.26%, 10/10/2019 (b) (g)	9,400,000	9,375,195

2.26%, 10/11/2019 (b) (g)	31,750,000	31,664,138

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.40%, 11/12/2019 (b) (g)	5,500,000	5,474,664

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Paper — continued

2.37%, 1/8/2020 (b) (g)	25,000,000	24,797,405

2.40%, 2/6/2020 (b) (g)	20,900,000	20,692,579

2.39%, 4/1/2020 (b) (g)	29,000,000	28,621,051

Suncor Energy, Inc. (Canada) 2.61%, 9/19/2019 (b) (g)	7,000,000	6,991,094

Toronto-Dominion Bank (The) (Canada) 3.09%, 10/18/2019 (b) (g)	28,000,000	27,919,890

VW Credit, Inc. (Germany)

2.94%, 10/17/2019 (b) (g)	4,000,000	3,987,616

2.38%, 2/10/2020 (b) (g)	32,600,000	32,251,741

Walgreens Boots Alliance, Inc.

2.33%, 2/21/2020 (g)	21,000,000	20,760,921

2.33%, 2/25/2020 (g)	24,000,000	23,720,760

Total Commercial Paper (Cost $491,504,819)		491,619,042

	SHARES

Investment Companies — 4.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (h) (i) (Cost $343,725,884)	343,725,884	343,725,884

	PRINCIPAL AMOUNT ($)

Repurchase Agreements — 1.9%

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 12/09/2019, repurchase price $9,063,630, collateralized by Municipal Debt Securities, 0.00 — 6.50%, due 7/1/2026 — 7/1/2036, with the value of $9,720,000	9,000,000	9,000,000

Citigroup Global Markets, Inc., 2.62%, dated 8/30/2019, due 01/17/2020, repurchase price $12,122,458, collateralized by Collateralized Mortgage Obligations, 2.29% — 7.15%, due 1/25/2037 — 6/20/2041, Asset-Backed Securities, 2.26% — 4.89%, due 9/26/2034 — 5/25/2037, with the value of $13,199,993	12,000,000	12,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Repurchase Agreements — continued

Wells Fargo Securities LLC, 3.04%, dated 8/30/2019, due 11/13/2019, repurchase price $140,886,667, collateralized by Asset-Backed Securities, 0.00% — 7.39%, due 5/16/2022 — 12/15/2040 with the value of $156,392,819	140,000,000	140,000,000

Total Repurchase Agreements (Cost $161,000,000)		161,000,000

Total Short-Term Investments (Cost $1,308,497,666)		1,309,198,503

	SHARES
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (h) (i)	1,999,800	2,000,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (h) (i)	5,021,090	5,021,090

Total Investment of Cash Collateral from Securities Loaned (Cost $7,021,090)		7,021,090

Total Investments — 99.8% (Cost $8,333,696,108)		8,359,328,515

Other Assets Less Liabilities — 0.2%		18,023,115

NET ASSETS — 100.0%		8,377,351,630

Percentages indicated are based on net assets.

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is $6,807,353.
(d)	Amount rounds to less than 0.1% of net assets.
(e)

Step bond. Interest rate is a fixed rate for an initial

period that either resets at a specific date or may reset

in the future contingent upon a predetermined trigger. The

interest rate shown is the current rate as of August 31,

2019.

(f)

Variable or floating rate security, the interest rate of

which adjusts periodically based on changes in current

interest rates and prepayments on the underlying pool of

assets. The interest rate shown is the current rate as of

August 31, 2019.

(g)	The rate shown is the effective yield as of August 31, 2019.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 98.6% (a)

Alabama — 0.7%

Education — 0.0% (b)

Alabama Public School & College Authority Series B, Rev., 5.00%, 1/1/2020	20,000	20,253

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Madison County Public Building Authority, Department of Human Resources Project Series 2019-0, Rev., 5.00%, 3/1/2020	30,000	30,531

Other Revenue — 0.2%

Alabama 21st Century Authority

Series A, Rev., 5.00%, 6/1/2020	125,000	128,412

County of Jefferson Rev., 5.00%, 9/15/2019	55,000	55,061

		183,473

Prerefunded — 0.3%

City of Troy, Electric Water and Sewer System Rev., AGM, 4.75%, 10/1/2020 (c)	20,000	20,781

South Alabama Gas District

Rev., 3.40%, 8/1/2020 (c)	300,000	306,258

		327,039

Special Tax — 0.0% (b)

Hoover City Board of Education

Rev., 4.00%, 2/15/2020	25,000	25,294

Transportation — 0.1%

Alabama Federal Aid Highway Finance Authority Series 2012A, Rev., GAN, 5.00%, 9/1/2019	145,000	145,000

Utility — 0.1%

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (d)	75,000	81,907

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	50,000	52,317

City of Huntsville, Electric System

Series 2017A, Rev., 5.00%, 12/1/2019	25,000	25,237

		159,461

Total Alabama		891,051

Alaska — 0.7%

Certificate of Participation/Lease — 0.3%

State of Alaska, Native Tribal Health Consortium housing facility project Series 2014, COP, 4.00%, 6/1/2022	280,000	301,300

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — 0.2%

University of Alaska

Series T, Rev., 5.00%, 10/1/2019	25,000	25,066

Series V-2, Rev., 5.00%, 10/1/2020	200,000	207,512

		232,578

General Obligation — 0.1%

Borough of North Slope Series 2018A, GO, 5.00%, 6/30/2021	20,000	21,403

Municipality of Anchorage Series C, GO, 5.00%, 9/1/2019	65,000	65,000

		86,403

Other Revenue — 0.0% (b)

Alaska Municipal Bond Bank Authority Series 2, Rev., 5.00%, 9/1/2019	30,000	30,000

Prerefunded — 0.0% (b)

Alaska Housing Finance Corp., Capital Project Series 2011A, Rev., 5.00%, 12/1/2020 (c)	50,000	52,428

Utility — 0.1%

Alaska Energy Authority, Power Sixth Series, Bradley Lake Hydroelectric Project Series 6, Rev., 5.00%, 7/1/2020	115,000	118,604

Total Alaska		821,313

Arizona — 0.8%

Certificate of Participation/Lease — 0.3%

Arizona School Facilities Board Series A-1, COP, AGM, 3.25%, 9/1/2019	125,000	125,000

Arizona State University Series A, COP, 5.00%, 9/1/2019	35,000	35,000

City of Tucson COP, AGM, 4.00%, 7/1/2020	25,000	25,579

State of Arizona

Series B, COP, 5.00%, 10/1/2019	25,000	25,073

Series A, COP, AGM, 5.25%, 10/1/2019	125,000	125,373

		336,025

General Obligation — 0.0% (b)

Pinal County, Florence Unified School District No. 1 GO, 4.00%, 7/1/2020	20,000	20,475

Hospital — 0.0% (b)

Arizona Health Facilities Authority, Banner Health Series 2015A, Rev., 5.00%, 1/1/2021	25,000	26,274

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Chandler Industrial Development Authority, Intel Corp. Project Series 2018, Rev., 2.40%, 8/14/2023 (d)	400,000	417,904

Other Revenue — 0.0% (b)

City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series B, Rev., NATL-RE, 5.50%, 7/1/2020	20,000	20,694

Transportation — 0.1%

City of Phoenix, Civic Improvement Corp., Light Rail Project Series 2013, Rev., 5.00%, 7/1/2020	25,000	25,800

Pima County Regional Transportation Authority Rev., 5.00%, 6/1/2020	40,000	41,184

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2021	30,000	32,284

		99,268

Water & Sewer — 0.1%

Arizona Water Infrastructure Finance Authority Series 2010A, Rev., 5.00%, 10/1/2019	45,000	45,134

County of Pima, Sewer System Series 2011B, Rev., 5.00%, 7/1/2020	25,000	25,801

		70,935

Total Arizona		991,575

Arkansas — 0.3%

General Obligation — 0.3%

El Dorado Special School District No. 15 Series 2012, GO, 3.00%, 2/1/2020	20,000	20,029

Newport Special School District, Subordinate Construction GO, 2.45%, 2/1/2021	330,000	330,280

Pine Bluff School District No. 3 Series 2015, GO, 3.00%, 2/1/2020	35,000	35,262

		385,571

Utility — 0.0% (b)

Arkansas Development Finance Authority, Mt. Magazine Project Rev., AGM, 3.00%, 1/1/2020	25,000	25,148

Total Arkansas		410,719

California — 0.6%

Certificate of Participation/Lease — 0.4%

Sweetwater Union High School District Series 2017, COP, 4.00%, 9/1/2019	500,000	500,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — 0.1%

Mount San Antonio Community College District Series A, GO, 5.00%, 9/1/2019	20,000	20,000

State of California, Various Purpose Series 2009, GO, 5.25%, 10/1/2020	25,000	25,083

		45,083

Other Revenue — 0.1%

California Statewide Communities Development Authority, Southern California Edison Co. Series 2013B, Rev., VRDO, 1.90%, 4/1/2020 (d)	100,000	100,255

Midpeninsula Regional Open Space District, Promissory Notes Series 2015, Rev., 5.00%, 9/1/2019	25,000	25,000

		125,255

Water & Sewer — 0.0% (b)

Bay Area Water Supply & Conservation Agency Series A, Rev., 4.00%, 10/1/2019	20,000	20,047

Los Angeles County Sanitation Districts Financing Authority, Sanitation Districts Financing Authority Capital Projects Series A, Rev., 5.00%, 10/1/2019	20,000	20,062

		40,109

Total California		710,447

Colorado — 0.6%

Certificate of Participation/Lease — 0.1%

Adams County, Colorado Refunding and Improvement Series 2015, COP, 4.00%, 12/1/2019	25,000	25,172

El Paso County School District No. 49 Series B, COP, 4.00%, 12/15/2019	25,000	25,198

Regional Transportation District Series 2015A, COP, 5.00%, 6/1/2020	25,000	25,712

State of Colorado, UCSC Fitzsimons Academic Projects Series A, COP, 5.00%, 11/1/2019	25,000	25,154

		101,236

Hospital — 0.3%

Colorado Health Facilities Authority, Catholic health Initiatives Series 2011A, Rev., 5.00%, 2/1/2020 (c)	100,000	101,581

Colorado Health Facilities Authority, Catholic Health Initiatives Series A, Rev., 5.00%, 2/1/2021 (c)	200,000	210,774

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — continued

Colorado Health Facilities Authority, Covenant Retirement Communities, Inc. Series 2012C, Rev., 5.00%, 12/1/2021	75,000	80,631

		392,986

Prerefunded — 0.1%

Colorado Health Facilities Authority, Catholic health Initiatives Series 2011A, Rev., 5.00%, 2/1/2021 (c)	50,000	52,677

Transportation — 0.1%

City & County of Denver, Airport System Series A, Rev., 5.00%, 11/15/2019	30,000	30,233

E-470 Public Highway Authority

Series 2015A, Rev., 2.25%, 9/1/2019	25,000	25,000

Series 2015A, Rev., 5.00%, 9/1/2019	110,000	110,000

		165,233

Total Colorado		712,132

Connecticut — 0.5%

General Obligation — 0.2%

State of Connecticut Series C, GO, 5.00%, 6/1/2020	100,000	102,791

Town of Groton Series A, GO, BAN, 2.75%, 4/30/2020	25,000	25,246

Town of South Windsor GO, BAN, 3.00%, 2/13/2020	50,000	50,384

Town of Trumbull GO, 3.00%, 9/1/2019	50,000	50,000

		228,421

Hospital — 0.1%

Connecticut State Health and Educational Facilities Authority, Yale University Issue

Series 2014A, Rev., VRDO, 1.30%, 2/3/2020 (d)	200,000	200,130

Housing — 0.1%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series C, Subseries C-1, Rev., 1.80%, 5/15/2020	110,000	110,484

Other Revenue — 0.0% (b)

State of Connecticut Series C, Rev., 5.00%, 10/1/2019	50,000	50,149

Special Tax — 0.1%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series 2014A, Rev., 5.00%, 9/1/2019	65,000	65,000

Series 2010C, Rev., 4.00%, 11/1/2019	25,000	25,114

		90,114

Total Connecticut		679,298

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Delaware — 0.0% (b)

General Obligation — 0.0% (b)

State of Delaware Series 2009-C, GO, 4.00%, 10/1/2019	25,000	25,056

District of Columbia — 0.3%

Other Revenue — 0.2%

District of Columbia, Income Tax

Series 2010A, Rev., 5.00%, 12/1/2019	25,000	25,238

Series F, Rev., 4.00%, 12/1/2021	35,000	37,265

District of Columbia, Kipp DC Project Series 2017B, Rev., 4.00%, 7/1/2020	250,000	254,795

		317,298

Transportation — 0.1%

Metropolitan Washington Airports Authority

Series C, Rev., 4.00%, 10/1/2019	60,000	60,132

Series 2009C, Rev., 5.00%, 10/1/2019	25,000	25,074

		85,206

Water & Sewer — 0.0% (b)

District of Columbia Water & Sewer Authority, Subordinate Lien Series A, Rev., 5.00%, 10/1/2019	25,000	25,074

Total District of Columbia		427,578

Florida — 12.2%

Certificate of Participation/Lease — 0.2%

Collier County School Board Series 2005A, COP, AGM, 5.25%, 2/15/2021	25,000	26,470

Escambia County School Board COP, 5.00%, 2/1/2020	30,000	30,469

Palm Beach County School District

Series 2014B, COP, 5.00%, 8/1/2020	35,000	36,225

Pasco County School Board Series 2013A, COP, 5.00%, 8/1/2021	50,000	53,573

School Board of Miami-Dade County (The)

Series D, COP, 5.00%, 2/1/2021	100,000	105,272

South Florida Water Management District COP, 5.00%, 10/1/2019	25,000	25,073

St Lucie County School Board Series 2015A, COP, 5.00%, 7/1/2021	30,000	32,048

		309,130

Education — 0.4%

Florida Higher Educational Facilities Financial Authority, Nova Southeastern University Project Series 2012A, Rev., 5.00%, 4/1/2020	200,000	204,138

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

Florida State University Housing Facility Series A, Rev., 5.00%, 5/1/2020	20,000	20,500

Manatee County School District, Sales Tax Series 2017, Rev., AGM, 4.00%, 10/1/2019	50,000	50,110

Pasco County School Board, Sales Tax

Series 2013, Rev., 2.13%, 10/1/2019	100,000	100,074

State of Florida, State Board of Education, Lottery Series 2010E, Rev., 5.00%, 7/1/2020	20,000	20,638

Volusia County School Board, Sales Tax Series 2016, Rev., 5.00%, 10/1/2019	45,000	45,133

		440,593

General Obligation — 0.1%

Florida State Board of Education, Public Education Capital Outlay Series 2015C, GO, 5.00%, 6/1/2020	30,000	30,865

State of Florida, State Board of Education Series B, GO, 5.00%, 6/1/2020	40,000	41,154

		72,019

Hospital — 2.7%

Brevard County Health Facilities Authority, Health First, Inc. Project Series 2014, Rev., 5.00%, 4/1/2021	310,000	327,202

City of Jacksonville, Health Care Facilities, Baptist Health Series 2019 B, Rev., VRDO, 1.27%, 9/12/2019 (d)	1,400,000	1,400,000

City of Tallahassee, Memorial Healthcare, Inc. Project Series 2016A, Rev., 5.00%, 12/1/2019	495,000	499,232

Miami Beach Health Facilities Authority Rev., 5.00%, 11/15/2019	320,000	322,272

Miami-Dade County Health Facilities Authority, Miami Children’s Hospital Project Rev., 4.00%, 8/1/2020	700,000	717,332

Palm Beach County Health Facilities Authority, Lifespace Communities Series 2015C, Rev., 5.00%, 5/15/2020	110,000	112,015

		3,378,053

Housing — 0.1%

Orange County Housing Finance Authority, Willow Key Apartments Series 2019A, Rev., 1.90%, 4/1/2021 (d)	100,000	100,812

Industrial Development Revenue/Pollution Control Revenue — 2.2%

Florida Department of Environmental Protection Series 2014-A, Rev., 5.00%, 7/1/2021	20,000	21,429

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Industrial Development Revenue/Pollution Control Revenue — continued

Florida Department of Environmental Protection, Everglades Restoration Series A, Rev., VRDO, AGC, 1.31%, 9/11/2019 (d)	2,325,000	2,325,000

Palm Beach County Solid Waste Authority

Rev., 4.00%, 10/1/2019	25,000	25,055

Rev., 5.00%, 10/1/2019	350,000	350,980

State of Florida, Department of Environmental Protection Series A, Rev., 5.00%, 7/1/2020	25,000	25,814

		2,748,278

Other Revenue — 2.6%

City of Cape Coral Rev., 5.00%, 10/1/2020	50,000	52,091

City of Gulf Breeze, Local Government Loan Program, Remarketing Series 1985J, Rev., 4.50%, 12/1/2020	200,000	208,362

City of Jacksonville

Series 2011B, Rev., 5.00%, 10/1/2019	30,000	30,082

Series C, Rev., 5.00%, 10/1/2019	415,000	416,129

City of Jacksonville, Excise Tax Series 2009B, Rev., 5.00%, 10/1/2019	25,000	25,073

City of Ocoee Rev., 4.00%, 10/1/2019	25,000	25,053

City of Orlando Series C, Rev., 5.00%, 10/1/2019	100,000	100,295

City of Pembroke Pines Rev., AGM, 4.00%, 12/1/2019	100,000	100,698

City of Tallahassee Rev., 5.00%, 10/1/2020	270,000	281,021

County of Broward, Half-Cent Sales Tax Series A, Rev., 5.00%, 10/1/2020	20,000	20,826

County of Collier Series 2010B, Rev., 5.00%, 10/1/2021	30,000	32,440

County of Miami-Dade Series A, Rev., 5.00%, 4/1/2021	125,000	132,651

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.25%, 9/11/2019 (d)	1,375,000	1,375,000

County of Orange Rev., 5.00%, 10/1/2019	20,000	20,057

County of Orange, Sales Tax

Series C, Rev., 5.00%, 1/1/2020	20,000	20,251

County of Tallahassee, City of Leon, Blueprint 2000 Intergovernmental Agency Series 2011, Rev., AGM, 5.00%, 10/1/2019	50,000	50,143

Rev., NATL-RE, 5.25%, 10/1/2019	30,000	30,089

Florida Department of Environmental Protection Series 2011B, Rev., 5.00%, 7/1/2021	100,000	107,144

Orange County Convention Center Rev., 5.00%, 10/1/2021	85,000	91,655

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — continued

St. Johns County, School Board Rev., 5.00%, 10/1/2019	40,000	40,117

		3,159,177

Prerefunded — 0.7%

Capital Trust Agency Inc., Alexander Apartments Project Series 2011A, Rev., 6.00%, 7/1/2021 (c)	360,000	387,652

Capital Trust Agency, Inc., Mission Springs Apartments Project Series A, Rev., 4.25%, 12/1/2022 (c)	295,000	336,881

City of Jacksonville Series B-1A, Rev., 5.00%, 10/1/2019 (c)	20,000	20,059

County of Miami-Dade Series C, Rev., AGC, 5.38%, 10/1/2019 (c)	25,000	25,080

JEA Electric System Series 3-C, Rev., 3.25%, 4/1/2020 (c)	25,000	25,312

Palm Beach County Solid Waste Authority Rev., BHAC-CR, 5.50%, 10/1/2019 (c)	50,000	50,165

		845,149

Transportation — 0.4%

County of Miami-Dade Series A, Rev., 5.75%, 10/1/2019	40,000	40,143

County of Miami-Dade, Seaport Department Series 2013A, Rev., 5.00%, 10/1/2019	100,000	100,266

Greater Orlando Aviation Authority Series B, Rev., 5.00%, 10/1/2019	25,000	25,073

Miami-Dade County Expressway Authority, Toll System Series 2014B, Rev., 5.00%, 7/1/2022	340,000	374,320

		539,802

Utility — 2.7%

City of Palm Coast, Utility System Improvement Rev., 5.00%, 10/1/2019	50,000	50,143

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2019	25,000	25,000

City of Tallahassee, Energy System

Rev., 5.00%, 10/1/2019	100,000	100,295

Rev., 5.00%, 10/1/2020	110,000	114,620

Rev., 5.00%, 10/1/2021	35,000	37,823

County of Charlotte, Utility System Rev., AGM, 5.00%, 10/1/2019	100,000	100,293

County of Martin, Consolidated Utilities System Series A, Rev., 4.00%, 10/1/2019	25,000	25,055

JEA Bulk Power Supply System, Scherer 4 Project Series A, Rev., 3.50%, 10/1/2019	20,000	20,036

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — continued

JEA Electric System

Series A, Rev., 4.00%, 10/1/2019	20,000	20,039

Series 2013D, Rev., 5.00%, 10/1/2019	50,000	50,130

Series 2014A, Rev., 5.00%, 10/1/2019	100,000	100,285

Series 2015A, Rev., 5.00%, 10/1/2019	30,000	30,085

Series 2015B, Rev., 5.00%, 10/1/2019	70,000	70,199

Series A, Rev., 5.00%, 10/1/2019	335,000	335,955

Series B, Rev., 5.00%, 10/1/2019	2,000,000	2,005,200

Series G, Rev., 5.00%, 10/1/2019	30,000	30,093

Miami-Dade County Industrial Development Authority, Waste Management Inc. of Florida Project Rev., VRDO, 1.75%, 11/1/2019 (d)	155,000	155,048

St Johns River Power Park

Series 6, Rev., 5.00%, 10/1/2019	15,000	15,044

Series 7, Rev., 5.00%, 10/1/2019	65,000	65,189

Tampa Bay Water Utility System Series 2005, Rev., 5.50%, 10/1/2019	20,000	20,066

		3,370,598

Water & Sewer — 0.1%

County of Indian River, Water & Sewer System Rev., 5.00%, 9/1/2019	65,000	65,000

County of Lee County Series 2013B, Rev., 5.00%, 10/1/2022	35,000	39,130

		104,130

Total Florida		15,067,741

Georgia — 2.0%

Education — 0.2%

Private Colleges & Universities Authority Series B, Rev., 5.00%, 9/1/2019	260,000	260,000

General Obligation — 0.1%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30,000	32,313

Houston County School District GO, 4.00%, 9/1/2019	50,000	50,000

		82,313

Hospital — 0.1%

Floyd County Hospital Authority, Medical Center Project Rev., 5.00%, 7/1/2020	35,000	36,084

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., RAN, 5.00%, 8/1/2021	50,000	53,237

		89,321

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Housing — 0.0% (b)

South Regional Joint Development Authority, Auxiliary Service Real Estate Rev., 5.00%, 8/1/2020	75,000	77,533

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Fulton County Development Authority Series A, Rev., 4.00%, 5/1/2021	200,000	209,622

Prerefunded — 0.0% (b)

County of Columbia, Water and Sewer Rev., 5.00%, 6/1/2020 (c)	20,000	20,579

Utility — 1.4%

Main Street Natural Gas, Inc., Gas Supply

Series 2019B, Rev., 4.00%, 6/1/2022	450,000	481,414

Series 2019B, Rev., 4.00%, 12/1/2022	345,000	372,883

Series 2019B, Rev., 4.00%, 6/1/2023	240,000	262,121

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (d)	90,000	98,342

Series 2018C, Rev., 4.00%, 12/1/2023 (d)	65,000	71,323

Monroe County Development Authority, Gulf Power Co. Plant Scherer Project

Rev., VRDO, 1.40%, 9/19/2019 (d)	325,000	324,824

Valdosta Housing Authority, Brown Rural Development Portfolio Project

Rev., 2.25%, 12/1/2020 (d)	100,000	101,100

		1,712,007

Water & Sewer — 0.0% (b)

County of DeKalb, Water and Sewerage

Series 2015, Rev., 5.00%, 10/1/2019	20,000	20,058

Total Georgia		2,471,433

Hawaii — 0.1%

General Obligation — 0.1%

City & County of Honolulu Series C, GO, 4.00%, 10/1/2019	75,000	75,164

Illinois — 1.5%

General Obligation — 0.7%

Cook County Series 2009C, GO, 5.00%, 11/15/2021	50,000	50,342

Cook County School District No. 81 Schiller Park, School Bonds GO, 4.00%, 12/1/2021	80,000	84,693

Fox Valley Park District Series 2015B, GO, 4.00%, 12/15/2019	20,000	20,147

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 4.00%, 1/1/2020	20,000	20,176

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Lake County Township High School District No. 121 Series 2016A, GO, 3.00%, 1/1/2024 (c)	370,000	397,606

Village of McCook

Series 2019A, GO, AGM, 4.00%, 12/1/2019	75,000	75,427

Series 2019A, GO, AGM, 4.00%, 12/1/2020	100,000	102,848

Series 2019A, GO, AGM, 4.00%, 12/1/2021	135,000	141,684

		892,923

Hospital — 0.3%

Illinois Finance Authority, Advocate Healthcare Series 2008A-2, Rev., 5.00%, 2/12/2020 (d)	180,000	182,787

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	100,000	100,829

Illinois Finance Authority, Unitypoint Health Series 2016, Rev., 5.00%, 2/15/2024	90,000	104,064

		387,680

Other Revenue — 0.1%

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2020	100,000	102,937

State of Illinois Rev., 4.00%, 6/15/2020	45,000	45,810

		148,747

Prerefunded — 0.2%

Cook County School District No. 144 Prairie Hills, School Bonds Series 2010A, GO, AGM, 5.00%, 12/1/2020 (c)	100,000	104,882

County of St Clair Series 2009, GO, 5.00%, 10/1/2019 (c)	20,000	20,059

Macoupin County Community Unit School District No. 7 Gillespie, School Building GO, AGC, 6.00%, 12/1/2021 (c)	50,000	55,483

		180,424

Transportation — 0.0% (b)

Regional Transportation Authority Series B, Rev., NATL-RE, 5.50%, 6/1/2020	45,000	46,398

Utility — 0.2%

City of Springfield, Senior Lien Electric Rev., 5.00%, 3/1/2020	50,000	50,912

Illinois Finance Authority, Prairie Power Inc. Series A, Rev., VRDO, 1.75%, 5/6/2020 (d)	125,000	124,677

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utility — continued

Illinois Municipal Electric Agency, Power Supply System Series 2015A, Rev., 5.00%, 2/1/2020	60,000	60,915

		236,504

Total Illinois		1,892,676

Indiana — 5.6%

Education — 0.6%

City of Evansville, Economic Development Lease Rental School Project Series 2015C, Rev., 5.00%, 2/15/2020	25,000	25,409

Danville School Building Corp., Ad Valorem Property Tax Series 2015B, Rev., 5.00%, 1/15/2020	100,000	101,369

East Porter County School Building Corp. Rev., 4.00%, 7/15/2020	125,000	127,975

Elkhart Community Schools Building Corp., First Mortgage Bonds Series 2018B, Rev., 5.00%, 1/15/2020	75,000	76,017

Hamilton Southeastern Consolidated School Building Corp., First Mortgage Series B, Rev., 5.00%, 7/15/2022	35,000	38,705

Jennings County School Building Corp., First Mortgage

Series 2019A, Rev., 2.00%, 1/15/2021	90,000	90,942

Series 2019B, Rev., 3.00%, 1/15/2021	15,000	15,359

Series 2019B, Rev., 3.00%, 7/15/2021	50,000	51,630

Series 2019A, Rev., 2.00%, 1/15/2022	90,000	91,615

Series 2019B, Rev., 3.00%, 1/15/2022	40,000	41,647

Series 2019A, Rev., 2.00%, 1/15/2023	60,000	61,513

		722,181

Hospital — 3.9%

Indiana Finance Authority, Health Obligation Series H, Rev., 1.65%, 7/1/2022 (d)	1,000,000	1,013,430

Indiana Finance Authority, Parkview Health Series 2017A, Rev., 5.00%, 11/1/2020	35,000	36,549

Indiana Finance Authority, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.27%, 9/11/2019 (d)	3,000,000	3,000,000

Indiana Health & Educational Facilities Financing Authority, Ascension Senior Credit Group

Series A-10, Rev., VRDO, 1.50%, 5/1/2020 (d)	250,000	250,010

Series B-3, Rev., 1.75%, 11/2/2021 (d)	80,000	80,525

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., VRDO, 1.37%, 5/1/2020 (d)	455,000	455,205

		4,835,719

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Rev., 4.00%, 2/1/2022	50,000	53,273

Indiana Finance Authority, Revolving Fund Series 2010C, Rev., 5.00%, 2/1/2020	20,000	20,322

		73,595

Prerefunded — 0.0% (b)

County of Allen, Maplecrest Bridge of 2009 GO, 3.90%, 9/1/2019 (c)	20,000	20,000

Utility — 1.0%

City of Rockport, Michigan Power Company Project Series D, Rev., 2.05%, 6/1/2021 (d)	1,000,000	1,011,600

City of Whiting, BP Products North America Inc. Project Rev., VRDO, 1.85%, 10/1/2019 (d)	200,000	200,070

Indiana Municipal Power Agency Series B, Rev., 5.00%, 1/1/2020	50,000	50,628

Indiana Municipal Power Agency, Power Supply System Series 2014A, Rev., 5.00%, 1/1/2021	20,000	21,008

		1,283,306

Water & Sewer — 0.0% (b)

City of Indianapolis, Department of Public Utilities Water System Series 2016B, Rev., 5.00%, 10/1/2019	25,000	25,072

Total Indiana		6,959,873

Iowa — 0.1%

General Obligation — 0.1%

Waukee Community School District GO, 5.00%, 6/1/2020 Series 2014C, GO, 5.00%, 6/1/2021	30,000 40,000	30,867 42,697

		73,564

Hospital — 0.0% (b)

Iowa State Board of Regents, University of Iowa Hospitals and Clinics Rev., 4.00%, 9/1/2020	25,000	25,703

Total Iowa		99,267

Kansas — 0.3%

General Obligation — 0.2%

City of Lawrence, Temporary Notes Series I, GO, 2.00%, 5/1/2021	120,000	120,739

City of Leawood, Temporary Notes Series 1, GO, 3.00%, 9/1/2019	100,000	100,000

City of Olathe Series 2018 231, GO, 5.00%, 10/1/2019	20,000	20,059

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

City of Overland Park Series 2013B, GO, 4.00%, 9/1/2019	35,000	35,000

		275,798

Other Revenue — 0.0% (b)

County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	25,000	25,000

Utility — 0.1%

Wyandotte County Unified Government, Kansas City, Utility System Series A, Rev., 5.00%, 9/1/2019	110,000	110,000

Total Kansas		410,798

Kentucky — 0.7%

General Obligation — 0.5%

City of Bowling Green Series 2016C, GO, 4.00%, 6/1/2020	100,000	102,211

County of Kenton

Series B, GO, 5.00%, 10/1/2020	305,000	317,173

Series B, GO, 5.00%, 10/1/2021	215,000	231,471

		650,855

Housing — 0.2%

Kentucky Housing Corp., Westminster Village Project Series 2019, Rev., 2.00%, 3/1/2021 (d)	200,000	202,624

Other Revenue — 0.0% (b)

Kentucky Association of Counties Finance Corp. Series C, Rev., 3.25%, 2/1/2021	50,000	51,352

Water & Sewer — 0.0% (b)

Louisville & Jefferson County Metropolitan Sewer District, Sewer and Drainage System Rev., BAN, 4.00%, 11/1/2019	25,000	25,108

Total Kentucky		929,939

Louisiana — 0.3%

General Obligation — 0.2%

City of Shreveport, Water & Sewer Improvement GO, 3.50%, 9/1/2019	250,000	250,000

Other Revenue — 0.1%

City of Lafayette, Public Improvement Sales Tax Rev., 5.00%, 5/1/2020	25,000	25,633

State of Louisiana, Gas and Fuels Tax Series 2010B, Rev., 5.00%, 5/1/2020	40,000	41,026

		66,659

Prerefunded — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series B, Rev., 5.00%, 5/1/2020 (c)	20,000	20,509

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 0.0% (b)

Louisiana Local Government Environmental Facilities & Community Development Authority, Parish of East Baton Rouge Road Improvements Project Rev., 5.00%, 8/1/2020	40,000	41,384

Total Louisiana		378,552

Maine — 0.0% (b)

Transportation — 0.0% (b)

Maine Municipal Bond Bank, Transportation Infrastructure Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,772

Maryland — 1.7%

General Obligation — 0.0% (b)

County of Prince George’s, Public Improvement Series 2011B, GO, 5.00%, 9/15/2019	40,000	40,047

Town of Ocean City, Mayor and City Council Series 2015, GO, 5.00%, 12/1/2019	20,000	20,189

		60,236

Hospital — 1.6%

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series B, Rev., VRDO, LOC: TD Bank NA, 1.25%, 9/11/2019 (d)	1,955,000	1,955,000

Transportation — 0.1%

Maryland State Transportation Authority, Transportation Facilities Projects Rev., 5.00%, 7/1/2020	25,000	25,813

Montgomery County Revenue Authority Series 2015A, Rev., 4.00%, 11/1/2019	35,000	35,159

		60,972

Total Maryland		2,076,208

Massachusetts — 0.6%

Education — 0.2%

Massachusetts Development Finance Agency, Emerson College Rev., 5.00%, 1/1/2020	200,000	202,288

University of Massachusetts Building Authority Series 2, Rev., 5.00%, 11/1/2020	25,000	26,121

		228,409

General Obligation — 0.2%

City of Newburyport, Municipal Purpose Loan of 2013 GO, 4.00%, 1/15/2020	25,000	25,275

City of Springfield Series 2012, GO, 4.00%, 9/1/2019	40,000	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Commonwealth of Massachusetts Series D, GO, AMBAC, 5.50%, 10/1/2019	40,000	40,133

Commonwealth of Massachusetts, Consolidated Loan of 2001 Series 2001D, GO, AGM-CR, 5.50%, 11/1/2019	25,000	25,179

Town of Concord, Municipal Purpose Loan GO, 4.00%, 9/15/2019	20,000	20,019

Town of Dartmouth GO, 4.00%, 4/15/2020	20,000	20,362

Town of Stoneham Series 2010, GO, 5.00%, 11/15/2019	20,000	20,154

		191,122

Hospital — 0.2%

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Series I, Rev., 5.00%, 7/1/2022	245,000	269,008

Prerefunded — 0.0% (b)

Massachusetts Development Finance Agency, Boston University Series V-1, Rev., 5.00%, 10/1/2019 (c)	25,000	25,074

Transportation — 0.0% (b)

Massachusetts Bay Transportation Authority, Sales Tax Series 2010C, Rev., 5.00%, 7/1/2020	25,000	25,812

Massachusetts Department of Transportation Series A, Rev., 5.00%, 1/1/2020 (c)	20,000	20,277

		46,089

Total Massachusetts		759,702

Michigan — 1.1%

General Obligation — 0.2%

Byron Center Public Schools GO, 3.50%, 5/1/2022	25,000	25,390

City of Warren Series B, GO, 4.00%, 10/1/2019	25,000	25,052

County of Kent GO, 5.00%, 1/1/2021	110,000	115,680

Novi Community School District, School Building and Site Bonds Series I, GO, 4.00%, 5/1/2021	25,000	26,125

State of Michigan, Environmental Program Series A, GO, 5.00%, 12/1/2019	30,000	30,290

		222,537

Hospital — 0.5%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 9/11/2019 (d) (e)	200,000	212,344

Michigan Finance Authority, Henry Ford Health System Rev., 5.00%, 11/15/2020	120,000	125,380

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Hospital — continued

Michigan State Hospital Finance Authority, Ascension Health Series 2010 F-1, Rev., 4.00%, 6/1/2023 (d)	50,000	55,049

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series F-5, Rev., 2.40%, 3/15/2023 (d)	140,000	145,652

Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 9/1/2020	25,000	25,945

		564,370

Other Revenue — 0.3%

Detroit Wayne County Stadium Authority Series 2012, Rev., AGM, 5.00%, 10/1/2019	175,000	175,465

Michigan State Building Authority, Facilities Program

Series 2015I, Rev., 5.00%, 4/15/2020	20,000	20,475

Series I, Rev., 5.00%, 4/15/2021	100,000	106,211

State of Michigan Rev., GAN, 5.00%, 3/15/2020	75,000	76,571

		378,722

Transportation — 0.1%

State of Michigan, Trunk Line Rev., 5.00%, 11/1/2019	25,000	25,158

Wayne County Airport Authority, Junior Lien Series 2017A, Rev., 5.00%, 12/1/2020	100,000	104,679

		129,837

Water & Sewer — 0.0% (b)

Michigan Finance Authority, Revolving Fund Cleanwater Series 2011, Rev., 5.00%, 10/1/2020	20,000	20,844

Michigan Finance Authority, Revolving Fund Drinking water Series 2012, Rev., 5.00%, 10/1/2019	20,000	20,060

Michigan Municipal Bond Authority, Clean Water Rev., 5.00%, 10/1/2019	20,000	20,059

		60,963

Total Michigan		1,356,429

Minnesota — 2.2%

Certificate of Participation/Lease — 0.7%

Duluth Independent School District No. 709

Series 2019C, COP, 5.00%, 2/1/2020	145,000	147,008

Series 2019C, COP, 5.00%, 2/1/2022	130,000	140,394

Series A, COP, 5.00%, 2/1/2022	200,000	215,990

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Certificate of Participation/Lease — continued

Minnetonka Independent School District No. 276

Series E, COP, 3.00%, 10/1/2021	155,000	160,556

Series E, COP, 3.00%, 10/1/2022	85,000	89,472

Series E, COP, 4.00%, 10/1/2023	115,000	127,459

		880,879

Education — 0.0% (b)

Minnesota Higher Education Facilities Authority, St. Olaf College Series 8-G, Rev., 5.00%, 12/1/2019	25,000	25,229

General Obligation — 0.3%

City of Pipestone Series A, GO, 3.00%, 2/1/2020	80,000	80,580

Shakopee Independent School District No. 720, School Building Series 2013A, GO, 5.00%, 2/1/2020	200,000	203,108

State of Minnesota Series A, GO, 5.00%, 12/1/2019	25,000	25,239

State of Minnesota, Trunk Highway Series E, GO, 5.00%, 8/1/2020	35,000	36,244

		345,171

Housing — 0.2%

City of Maplewood, Maple Pond Apartments Project Series 2018A, Rev., 2.20%, 4/1/2020 (d)	150,000	150,830

Housing and Redevelopment Authority of The City of St Paul Minnesota, Millberry Apartments Project Series 2018A, Rev., VRDO, 2.15%, 3/1/2020 (d)	100,000	100,048

		250,878

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	20,000	20,392

Transportation — 0.0% (b)

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport Series C, Rev., 5.00%, 1/1/2020	20,000	20,254

Utility — 0.5%

City of Minneapolis, 1500 Nicollet Apartments Project Rev., VRDO, 1.37%, 11/1/2019 (d)	175,000	174,996

City of Rochester, Eastgate Apartments Project Rev., VRDO, 1.70%, 12/1/2019 (d)	250,000	250,225

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — continued

Housing and Redevelopment Authority of The City of St. Paul, Legends Berry Senior Apartments Project Series A, Rev., VRDO, 2.20%, 9/1/2020 (d)	125,000	125,488

Minnesota Municipal Power Agency Series 2010A, Rev., 5.00%, 10/1/2019	25,000	25,074

		575,783

Water & Sewer — 0.5%

Minnesota Rural Water Finance Authority, Inc., Public Projects Construction Rev., 2.00%, 8/1/2020	610,000	612,196

Total Minnesota		2,730,782

Mississippi — 2.7%

General Obligation — 0.0% (b)

Rankin County School District GO, 5.00%, 10/1/2019	20,000	20,058

Industrial Development Revenue/Pollution Control Revenue — 2.6%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series D, Rev., VRDO, 1.28%, 9/6/2019 (d)	3,240,000	3,240,000

Water & Sewer — 0.1%

Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 3.00%, 12/1/2020	100,000	102,047

Total Mississippi		3,362,105

Missouri — 2.6%

Education — 1.3%

Health & Educational Facilities Authority of the State of Missouri, Bethesda Health Group Inc. Rev., 4.00%, 8/1/2020	110,000	112,086

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 1.25%, 9/12/2019 (d)	815,000	815,000

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2016A, Rev., 4.00%, 2/1/2020	20,000	20,170

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series F, Rev., VRDO, 1.26%, 9/6/2019 (d)	700,000	700,000

		1,647,256

General Obligation — 0.1%

Columbia School District GO, 4.00%, 3/1/2020	25,000	25,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Jackson County Reorganized School District No. 7 GO, 4.00%, 3/1/2020	20,000	20,279

		45,629

Hospital — 0.1%

Health and Educational Facilities Authority of the State of Missouri, Coxhealth Series 2013A, Rev., 5.00%, 11/15/2022	50,000	55,759

Health and Educational Facilities Authority of the State of Missouri, Saint Luke’s Health System, Inc. Series 2010A, Rev., 4.00%, 11/15/2019	100,000	100,544

		156,303

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Kansas City Industrial Development Authority, Downtown Redevelopment District Series A, Rev., 5.00%, 9/1/2019	35,000	35,000

Other Revenue — 0.1%

City of Columbia Rev., 5.00%, 2/1/2020	25,000	25,376

County of Jackson Rev., 4.00%, 12/1/2019	70,000	70,455

		95,831

Utility — 0.9%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2019	300,000	302,748

Missouri Joint Municipal Electric Utility Commission Series 2014A, Rev., 5.00%, 1/1/2020	20,000	20,252

Missouri Joint Municipal Electric Utility Commission, Prairie State Project Series A, Rev., 5.00%, 12/1/2019	775,000	782,137

		1,105,137

Water & Sewer — 0.1%

City of Kansas City Series A, Rev., BHAC-CR, 5.00%, 9/9/2019	100,000	100,054

Total Missouri		3,185,210

Nebraska — 0.7%

General Obligation — 0.0% (b)

City of Omaha GO, 5.25%, 4/1/2021	25,000	26,647

Utility — 0.7%

Central Plains Energy Project, Gas Supply Rev., LIQ: Royal Bank of Canada, 5.00%, 12/1/2019 (d)	770,000	776,691

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2021	50,000	52,580

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — continued

Norris Public Power District, Electric System Series 2011B, Rev., 4.00%, 1/1/2020	50,000	50,427

		879,698

Total Nebraska		906,345

Nevada — 0.7%

General Obligation — 0.1%

Clark County GO, 5.00%, 6/1/2020	25,000	25,705

State of Nevada, Capital Improvement and Cultural Affairs Series 2012B, GO, 5.00%, 8/1/2021	30,000	32,254

		57,959

Prerefunded — 0.0% (b)

Washoe County School District, Limited Tax, School Improvement Series 2011-A, GO, 5.00%, 6/1/2021 (c)	40,000	42,690

Transportation — 0.6%

Clark County, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: Union Bank NA, 1.31%, 9/11/2019 (d)	720,000	720,000

Total Nevada		820,649

New Hampshire — 0.2%

Other Revenue — 0.0% (b)

New Hampshire Municipal Bond Bank Series 2014A, Rev., 5.00%, 8/15/2020	25,000	25,939

Prerefunded — 0.1%

New Hampshire Business Finance Authority, Elliot Hospital Obligation Series 2009A, Rev., 6.00%, 10/1/2019 (c)	55,000	55,200

Transportation — 0.1%

State of New Hampshire, Federal Highway Grant Anticipation Bonds Rev., GAN, 5.00%, 9/1/2019	155,000	155,000

Total New Hampshire		236,139

New Jersey — 11.0%

Education — 0.3%

New Jersey Economic Development Authority, School Facilities Construction Series 2011EE, Rev., 5.25%, 9/1/2019 (c)	25,000	25,000

Rev., 5.00%, 3/1/2020	390,000	397,000

		422,000

General Obligation — 8.8%

Bernards Township School District Series 2013B, GO, 5.00%, 1/1/2021	20,000	21,045

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Borough of Chatham Series 2019, GO, BAN, 2.50%, 5/22/2020	1,423,750	1,436,692

Borough of Haddon Heights Series A, GO, BAN, 2.00%, 8/6/2020	1,461,980	1,468,150

Borough of Kinnelon GO, BAN, 2.00%, 3/6/2020	908,000	910,116

Borough of North Haledon GO, BAN, 2.00%, 4/14/2020	857,000	859,142

Borough of Oakland GO, BAN, 3.25%, 12/13/2019	251,000	252,431

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	900,000	901,962

City of Bridgeton GO, 3.00%, 6/11/2020	650,000	657,306

City of Orange Township GO, 3.00%, 12/5/2019	300,000	301,386

City of Somers Point GO, BAN, 3.00%, 12/3/2019	300,000	301,464

City of Woodbury, Water and Sewer Utility GO, 2.00%, 5/1/2020	45,000	45,288

County of Burlington, General Improvement Series 2016A-1, GO, 4.00%, 9/1/2019	25,000	25,000

Ocean Township Board of Education/Monmouth County GO, 4.00%, 3/1/2021	25,000	25,352

Township of Clark GO, BAN, 3.00%, 10/4/2019	900,000	901,116

Township of Edison, County of Middlesex Series 2011, GO, 5.00%, 2/1/2020	25,000	25,399

Township of Fairfield, Cumberland County Series 2019, GO, BAN, 2.50%, 3/25/2020	689,200	693,059

Township of Frelinghuysen Series 2019, GO, BAN, 2.50%, 6/4/2020	1,971,471	1,987,755

Township of Toms River Series 2015, GO, 4.00%, 12/1/2019	25,000	25,177

		10,837,840

Hospital — 0.0% (b)

Passaic County Improvement Authority, Preakness Healthcare Center Expansion Project Series 2015, Rev., 5.00%, 5/1/2020	25,000	25,638

Housing — 0.1%

New Jersey Housing & Mortgage Finance Agency, Oceanport Gardens Series B, Rev., 2.02%, 8/1/2020 (d)	100,000	100,548

Other Revenue — 1.3%

Camden County Improvement Authority Series A, Rev., 4.00%, 12/15/2019	100,000	100,812

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Garden State Preservation Trust Series C, Rev., AGM, 5.13%, 11/1/2019	35,000	35,222

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2020	1,200,000	1,232,580

Series A, Rev., 5.00%, 6/1/2023	200,000	225,226

		1,593,840

Prerefunded — 0.0% (b)

New Jersey Educational Facilities Authority, Kean University Series 2009A, Rev., 5.00%, 9/1/2019 (c)	25,000	25,000

Transportation — 0.2%

New Jersey Infrastructure Bank

Series 2010A, Rev., 5.00%, 9/1/2019	25,000	25,000

Series 2012A, Rev., 5.00%, 9/1/2019	20,000	20,000

New Jersey Transportation Trust Fund Authority Series A, Rev., 4.00%, 12/15/2019	205,000	206,533

New Jersey Transportation Trust Fund Authority, Transportation System Series B, Rev., NATL-RE, 5.50%, 12/15/2019	20,000	20,239

		271,772

Utility — 0.3%

New Jersey Economic Development Authority, New Jersey Transit Corporation Projects Series B, Rev., 5.00%, 11/1/2019	335,000	336,940

Total New Jersey		13,613,578

New Mexico — 0.5%

Other Revenue — 0.3%

City of Farmington, Southern California Edison Co. Four Corners Project Series A, Rev., VRDO, 1.87%, 4/1/2020 (d)	260,000	260,674

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2013A, Rev., 4.00%, 6/1/2021	20,000	21,008

State of New Mexico, Severance Tax Permanent Fund Series 2010A, Rev., 5.00%, 7/1/2020	20,000	20,645

		302,327

Transportation — 0.0% (b)

New Mexico Finance Authority, Subordinate Lien Series 2010A-2, Rev., NATL-RE, 5.00%, 12/15/2020	25,000	26,266

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utility — 0.2%

Silver City Joint Utility System Series B, Rev., 2.00%, 12/1/2019	265,000	265,384

Total New Mexico		593,977

New York — 13.2%

Education — 0.1%

New York State Dormitory Authority Series F, Rev., 5.00%, 10/1/2019	25,000	25,074

New York State Dormitory Authority, General Purpose

Series 2016D, Rev., 5.00%, 2/15/2020	25,000	25,442

Series 2017A, Rev., 5.00%, 2/15/2020	35,000	35,619

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2011A, Rev., 5.00%, 3/15/2020	25,000	25,517

		111,652

General Obligation — 11.0%

Cherry Valley-Springfield Central School District Series B, GO, 2.00%, 6/26/2020	1,500,000	1,508,355

City of New York Series A-3, GO, VRDO, 1.26%, 9/6/2019 (d)	1,700,000	1,700,000

Series A-1, GO, 5.00%, 10/1/2019	225,000	225,664

City of Ogdensburg Series 2019, GO, BAN, 3.00%, 4/24/2020	500,000	503,860

City of Troy GO, BAN, 3.00%, 2/7/2020	1,000,000	1,008,860

City of Yonkers Series 2019A, GO, BAN, 2.25%, 12/17/2019	1,200,000	1,204,044

County of Nassau Series C, GO, BAN, 4.00%, 12/10/2019	325,000	327,389

County of Onondaga GO, 5.00%, 2/15/2020	20,000	20,365

De Ruyter Central School District GO, BAN, 2.25%, 7/10/2020	1,862,800	1,877,516

Harpursville Central School District Series 2019, GO, BAN, 3.00%, 3/11/2020	887,000	894,646

Montgomery County GO, BAN, 3.00%, 10/11/2019	900,000	901,737

Town of Colonie GO, BAN, 3.00%, 3/13/2020	1,075,000	1,085,083

Town of Oyster Bay Series 2019, GO, BAN, 3.00%, 3/13/2020	700,000	705,166

Town of Watertown Series 2019, GO, BAN, 2.25%, 4/16/2020	900,000	905,436

Village of Clayton GO, BAN, 2.75%, 2/13/2020	680,000	684,869

		13,552,990

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.8%

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	20,000	20,691

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0697, Rev., VRDO, LIQ: Bank of America NA, 1.50%, 9/13/2019 (d) (f)	750,000	750,000

Westchester Tobacco Asset Securitization Corp. Series B, Rev., 5.00%, 6/1/2021	260,000	274,477

		1,045,168

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax Series C, Rev., 5.00%, 3/15/2020	20,000	20,414

Transportation — 1.3%

Metropolitan Transportation Authority Series 2019A, Rev., BAN, 4.00%, 2/3/2020	1,020,000	1,031,312

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	50,000	51,333

Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	200,000	212,560

Subseries 2008B-4, Rev., 5.00%, 11/15/2021	20,000	21,725

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2020	50,000	52,359

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Series E-1, Rev., 5.00%, 2/1/2020	35,000	35,556

Port Authority of New York & New Jersey Rev., 5.00%, 10/15/2019	175,000	175,792

		1,580,637

Water & Sewer — 0.0% (b)

Nassau County Sewer & Storm Water Finance Authority Series A, Rev., 5.00%, 10/1/2019	25,000	25,071

Total New York		16,335,932

North Carolina — 1.7%

General Obligation — 0.1%

County of Durham GO, 5.00%, 11/1/2019	20,000	20,125

County of Guilford Series 2017, GO, 5.00%, 3/1/2020	40,000	40,776

		60,901

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — 1.1%

North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, LIQ: Branch Banking & Trust, 1.31%, 9/11/2019 (d)	1,000,000	1,000,000

North Carolina Medical Care Commission, Health Care Facilities, Wake Forest Baptist Obligated Group Series 2012B, Rev., 5.00%, 12/1/2020	205,000	214,307

North Carolina Medical Care Commission, Moses Cone Health Systems Series A, Rev., 5.00%, 10/1/2019	25,000	25,072

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (d)	60,000	61,385

		1,300,764

Housing — 0.4%

North Carolina Housing Finance Agency, Catawba Pines Apartments Rev., 2.00%, 9/1/2020 (d)	350,000	351,977

Wilmington Housing Authority Rev., VRDO, 1.50%, 10/1/2019 (d)	200,000	200,002

		551,979

Other Revenue — 0.0% (b)

County of Wake Series 2016A, Rev., 4.00%, 12/1/2019	25,000	25,178

Prerefunded — 0.1%

County of New Hanover, Regional Medical Project Series B, Rev., AGM, 5.13%, 10/1/2019 (c)	50,000	50,153

County of Wake Rev., 4.30%, 1/1/2020 (c)	30,000	30,318

		80,471

Transportation — 0.0% (b)

Raleigh Durham Airport Authority Series B, Rev., 5.00%, 11/1/2019	20,000	20,126

Water & Sewer — 0.0% (b)

Onslow Water and Sewer Authority, Combined Enterprise System Series 2016, Rev., 4.00%, 12/1/2019	25,000	25,178

Total North Carolina		2,064,597

North Dakota — 1.2%

General Obligation — 0.0% (b)

City of Fargo Series 2011A, GO, 4.00%, 5/1/2020	25,000	25,472

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Housing — 0.7%

North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series C, Rev., 1.75%, 7/1/2021	900,000	905,328

Other Revenue — 0.4%

North Dakota Public Finance Authority

Series A, Rev., 5.00%, 10/1/2019	25,000	25,073

Series A, Rev., 1.75%, 11/1/2023	430,000	429,811

		454,884

Utility — 0.1%

City of Grand Forks, The Alerus Project Series D, Rev., 5.00%, 12/15/2019	150,000	151,626

Total North Dakota		1,537,310

Ohio — 5.9%

Education — 0.2%

Bowling Green State University Series 2017B, Rev., 5.00%, 6/1/2020	35,000	35,939

Miami University/Oxford Rev., 5.00%, 9/1/2019	30,000	30,000

Ohio Higher Educational Facility Commission, Baldwin Wallace University 2012 Project Rev., 4.00%, 12/1/2019	50,000	50,335

Ohio State University, General Receipts Series 2014A, Rev., 5.00%, 12/1/2019	25,000	25,239

Youngstown State University Series 2016, Rev., 4.00%, 12/15/2019	50,000	50,374

		191,887

General Obligation — 2.5%

City of Reynoldsburg GO, 5.00%, 12/1/2020	60,000	62,891

City of Seven Hills, Capital Improvement Series 2019, GO, BAN, 3.00%, 4/9/2020	500,000	504,960

City of Willoughby

Series 2019, GO, BAN, 2.50%, 5/22/2020	2,365,000	2,386,357

Geauga County Public Library, Unlimited Tax

Series 2018A, GO, 3.00%, 12/1/2019	50,000	50,234

State of Ohio, Common Schools Series C, GO, 5.00%, 9/15/2019	25,000	25,030

State of Ohio, Infrastructure Improvement Bonds

Series 2011A, GO, 5.00%, 9/1/2019	25,000	25,000

Series 2015A, GO, 5.00%, 9/1/2020	45,000	46,738

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Vinton County Local School District, Galloa, Hocking and Jackson Counties

Series A, GO, 2.00%, 12/1/2019	45,000	45,094

		3,146,304

Hospital — 0.9%

County of Allen, Catholic Healthcare Partners

Series 2010B, Rev., 5.00%, 9/1/2019	260,000	260,000

Series 2012A, Rev., 5.00%, 5/1/2021	85,000	90,258

County of Allen, Hospital Facilities, Catholic Healthcare Partners Series B, Rev., 4.13%, 9/1/2020	40,000	41,149

County of Allen, Hospital Facilities, Mercy Health Series 2017A, Rev., 5.00%, 8/1/2021	480,000	514,061

County of Hamilton, Hospital Facilities, UC Health Rev., 5.00%, 2/1/2020	100,000	101,559

County of Lucas, Promedica Healthcare Obligated Group Series D, Rev., 5.00%, 11/15/2019	75,000	75,532

Ohio Higher Educational Facility Commission, Hospitals Health System Series 2010A, Rev., 5.00%, 1/15/2020	75,000	76,002

		1,158,561

Housing — 0.1%

Cuyahoga Metropolitan Housing Authority, Riverside Park Phase II Project Series 2019, Rev., 2.00%, 4/1/2021 (d)	100,000	101,460

Ohio State Building Authority, Administrative Building Fund Projects Series 2011A, Rev., 4.00%, 10/1/2019	20,000	20,044

		121,504

Other Revenue — 1.7%

County of Hamilton Series 2016A, Rev., 5.00%, 12/1/2019	30,000	30,287

State of Ohio, Cultural & Sports Capital Facilities Series A, Rev., 5.00%, 10/1/2019	25,000	25,074

Tender Option Bond Trust Receipts/Certificates Series C, Rev., VRDO, LOC: Citibank NA, 1.44%, 9/12/2019 (d) (f)	2,000,000	2,000,000

		2,055,361

Prerefunded — 0.1%

City of Mentor, Various Purpose GO, 4.50%, 12/1/2019 (c)	50,000	50,419

Huber Heights City School District, School Improvement Series 2009, GO, 4.75%, 12/1/2019 (c)	25,000	25,225

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — continued

State of Ohio, Capital Facilities Lease-Appropriation Series 2013B, Rev., 5.00%, 4/1/2021 (c)	25,000	26,549

		102,193

Utility — 0.4%

Lancaster Port Authority, Gas Supply

Series 2019A, Rev., 5.00%, 8/1/2021	300,000	320,409

Series 2019A, Rev., 5.00%, 2/1/2022	190,000	206,150

		526,559

Total Ohio		7,302,369

Oklahoma — 0.3%

General Obligation — 0.2%

Oklahoma County Independent School District No. 12, Edmond School District GO, 3.00%, 3/1/2021	40,000	41,131

Tulsa County, Independent School District No. 1 Series B, GO, 2.00%, 1/1/2020	200,000	200,542

		241,673

Other Revenue — 0.0% (b)

Tulsa County Public Facilities Authority, Capital Improvements Series 2015, Rev., 4.00%, 11/1/2019	25,000	25,112

Utility — 0.1%

Oklahoma Development Finance Authority, Repair Project Rev., 3.00%, 6/1/2020	90,000	91,077

Total Oklahoma		357,862

Pennsylvania — 3.9%

Education — 0.3%

Allegheny County Higher Education Building Authority, Duquesne University of the Holy Spirit Rev., 5.00%, 3/1/2020	35,000	35,650

Pennsylvania Higher Educational Facilities Authority

Series A, Rev., 5.00%, 9/1/2019 (c)	45,000	45,000

Series 2015A, Rev., 5.00%, 11/1/2019	225,000	226,114

Pennsylvania State University Series 2016A, Rev., 5.00%, 9/1/2019	35,000	35,000

		341,764

General Obligation — 0.8%

Allentown City School District GO, 2.05%, 1/2/2020	250,000	250,050

Butler Area School District GO, AGM, 3.00%, 10/1/2019	295,000	295,368

Central Cambria School District Series A, GO, 3.00%, 9/1/2019	35,000	35,000

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Central York School District GO, 4.00%, 11/1/2019	55,000	55,246

Chambersburg Area School District Series A, GO, 5.00%, 3/1/2021	25,000	26,420

Commonwealth of Pennsylvania GO, 5.00%, 10/15/2019	100,000	100,434

County of Delaware GO, 5.00%, 10/1/2020	30,000	31,242

Palisades School District GO, 4.00%, 9/1/2019	100,000	100,000

Parkland School District GO, 4.00%, 4/15/2021	30,000	31,347

Southern Lehigh School District Series A, GO, 5.00%, 9/1/2019	20,000	20,000

Township of Dover GO, 3.00%, 9/1/2021	25,000	25,854

Trinity Area School District GO, AGM, 4.00%, 11/1/2020 (c)	30,000	30,989

		1,001,950

Hospital — 0.2%

Beaver County Hospital Authority, Heritage Valley Health System, Inc. Rev., 5.00%, 5/15/2020	165,000	169,087

DuBois Hospital Authority, Penn Highlands Healthcare Series 2018, Rev., 5.00%, 7/15/2020	25,000	25,818

Montgomery County Industrial Development Authority, Jefferson Health System Series 2012A, Rev., 5.00%, 10/1/2019	30,000	30,087

		224,992

Housing — 0.4%

Pittsburgh Housing Authority, Larimer/East Liberty Phase II Apartments Rev., VRDO, 1.40%, 10/1/2019 (d)	500,000	500,095

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2021	100,000	105,321

Series 2019, Rev., 4.00%, 12/1/2022	100,000	107,576

Series 2019, Rev., 4.00%, 12/1/2023	125,000	137,156

Pennsylvania Economic Development Financing Authority Series 2015B, Rev., 5.00%, 3/15/2020	25,000	25,520

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (d)	100,000	103,225

		478,798

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.1%

Monroeville Finance Authority Rev., 5.00%, 2/15/2020	25,000	25,438

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., VRDO, 2.25%, 6/1/2020 (d)	85,000	85,172

		110,610

Prerefunded — 0.1%

County of Allegheny Series 2009C-62B, GO, 5.00%, 11/1/2019 (c)	20,000	20,123

Delaware River Port Authority Series 2010D, Rev., 5.00%, 1/1/2020 (c)	25,000	25,316

Pennsylvania Higher Educational Facilities Authority Series 2009C, Rev., 5.00%, 9/1/2019 (c)	30,000	30,000

Pennsylvania Turnpike Commission Series 2009D, Rev., 5.50%, 12/1/2019 (c)	25,000	25,265

Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Series B, Rev., 5.00%, 12/1/2021 (c)	50,000	54,308

South Fork Municipal Authority, Conemaugh Valley Memorial Hospital Series B, Rev., AGC, 5.38%, 7/1/2020 (c)	30,000	31,043

Washington County Industrial Development Authority, Washington Jefferson College Rev., 4.00%, 5/1/2020 (c)	25,000	25,473

		211,528

Transportation — 1.4%

Pennsylvania Turnpike Commission Series 2nd, Rev., VRDO, LOC: TD Bank NA, 1.25%, 9/12/2019 (d)	1,645,000	1,645,000

Series A, Rev., AGM, 5.25%, 7/15/2020	50,000	51,829

Philadelphia Airport Parking Authority Rev., 5.00%, 9/1/2019	40,000	40,000

		1,736,829

Utility — 0.1%

Philadelphia Gas Works Co., 1998 General Ordinance Series 2016, Rev., 5.00%, 10/1/2019	95,000	95,277

Water & Sewer — 0.1%

West Goshen Sewer Authority Rev., 3.00%, 5/1/2020	95,000	96,245

West View Municipal Authority Water Rev., 4.00%, 11/15/2019	20,000	20,115

		116,360

Total Pennsylvania		4,818,203

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Rhode Island — 0.1%

Prerefunded — 0.0% (b)

Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund Series 2009A, Rev., 5.00%, 10/1/2019 (c)	20,000	20,059

Transportation — 0.1%

Rhode Island Turnpike & Bridge Authority, Motor Fuel Tax Series A, Rev., 4.00%, 10/1/2019	100,000	100,215

Total Rhode Island		120,274

South Carolina — 0.4%

Education — 0.0% (b)

Charleston Educational Excellence Finance Corp., Installment Purchase Series 2013B, Rev., 5.00%, 12/1/2019	25,000	25,238

Dorchester County School District No. 2, Growth Installment Purchase Series B, Rev., 5.00%, 12/1/2019	25,000	25,228

		50,466

General Obligation — 0.1%

County of Richland Series 2019A, GO, BAN, 3.00%, 2/27/2020	50,000	50,463

Fort Mill School District No. 4

Series A, GO, 4.00%, 3/1/2020	35,000	35,508

Series 2013D, GO, 5.00%, 3/1/2020	20,000	20,388

State of South Carolina, Highway Series A, GO, 5.00%, 10/1/2020	25,000	26,060

		132,419

Other Revenue — 0.2%

Saxe Gotha-Lexington Public Facilities Corp. Rev., 2.50%, 5/8/2020	200,000	201,452

Transportation — 0.1%

South Carolina Transportation Infrastructure Bank Series A, Rev., 4.00%, 10/1/2019	55,000	55,120

Water & Sewer — 0.0% (b)

Anderson Regional Joint Water System Series 2011A, Rev., 5.00%, 7/15/2020	25,000	25,826

Total South Carolina		465,283

South Dakota — 0.1%

Hospital — 0.0% (b)

South Dakota Health and Educational Facilities Authority, Sanford Health Rev., 5.25%, 11/1/2019	50,000	50,307

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Housing — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2013A, Rev., 5.00%, 4/1/2021	70,000	74,155

Total South Dakota		124,462

Tennessee — 3.4%

Education — 0.0% (b)

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board Series 2009A, Rev., 4.00%, 10/1/2019	45,000	45,099

General Obligation — 0.1%

County of Hamilton Series 2011A, GO, 5.00%, 1/1/2020	25,000	25,323

County of Rutherford Series 2010, GO, 4.00%, 4/1/2020	20,000	20,334

County of Shelby Series A, GO, 4.00%, 3/1/2020	20,000	20,289

State of Tennessee Series A, GO, 5.00%, 9/1/2020	30,000	31,175

		97,121

Hospital — 0.0% (b)

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 5.00%, 7/1/2020	50,000	51,514

Housing — 1.9%

Memphis Health Educational & Housing Facility Board, Forum Flats Apartments Project Series 2017, Rev., VRDO, 1.80%, 12/1/2019 (d)	200,000	200,136

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., VRDO, 1.87%, 7/1/2020 (d)	1,825,000	1,830,420

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project

Rev., 2.00%, 1/1/2021 (d)	250,000	252,310

		2,282,866

Other Revenue — 0.6%

Montgomery County Public Building Authority, Pooled Financing Series 2002, Rev., VRDO, LOC: Bank of America NA, 1.28%, 9/6/2019 (d)	685,000	685,000

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Prerefunded — 0.7%

Johnson City Health and Educational Facilities Board, Mountain States Health Alliance Series 2010-A, Rev., 6.50%, 7/1/2020 (c)	850,000	887,868

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Series B, Rev., 5.00%, 10/1/2019 (c)	30,000	30,088

		917,956

Utility — 0.1%

Tennessee Energy Acquisition Corp. Series C, Rev., 5.00%, 2/1/2020	95,000	96,259

Total Tennessee		4,175,815

Texas — 8.2%

Education — 0.5%

Alamo Community College District, Financing System Senior lien Series 2012A, Rev., 5.00%, 11/1/2020	20,000	20,886

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	25,000	26,354

Clifton Higher Education Finance Corp., Baylor University Rev., 5.00%, 3/1/2020	45,000	45,826

Clifton Higher Education Finance Corp., Idea Public Schools Series 2014, Rev., PSF-GTD, 5.00%, 8/15/2020	60,000	62,046

Houston Independent School District Public Facility Corp. Rev., 5.00%, 9/15/2019	100,000	100,115

Permanent University Fund — Texas A&M University System Series A, Rev., 5.00%, 7/1/2020	35,000	36,127

Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Series 2017, Rev., 5.00%, 11/15/2019	240,000	241,627

University of Texas (The), Board of Regents, Financing System Series A, Rev., 5.00%, 8/15/2020	20,000	20,738

		553,719

General Obligation — 4.3%

Aledo Independent School District GO, PSF-GTD, 0.00%, 2/15/2022	85,000	81,449

Carrollton-Farmers Branch Independent School District Series 2012, GO, PSF-GTD, 5.00%, 2/15/2020	20,000	20,354

City of Abilene Series 2015, GO, 4.00%, 2/15/2020	20,000	20,259

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

City of Baytown Series 2014, GO, 4.00%, 2/1/2020	25,000	25,299

GO, 5.00%, 2/1/2020	80,000	81,281

City of College Station GO, 5.00%, 2/15/2020	25,000	25,441

City of Dallas GO, 5.00%, 2/15/2021	75,000	79,115

City of Denton

Series 2015, GO, 4.00%, 2/15/2020	30,000	30,387

Series 2017, GO, 4.00%, 2/15/2020	25,000	25,323

City of El Paso GO, 5.00%, 8/15/2021	30,000	32,201

City of Fort Worth, Tarrant, Denton, Parker and Wise Counties GO, 3.50%, 3/1/2020	55,000	55,669

City of Frisco GO, 5.00%, 2/15/2021	25,000	26,395

City of Garland Series 2015, GO, 5.00%, 2/15/2020	25,000	25,440

City of Grand Prairie, Combination Tax Series 2013A, GO, 5.00%, 2/15/2021	65,000	68,668

City of Houston, Public Improvement

Series 2010A, GO, 5.00%, 3/1/2020	20,000	20,381

City of League City Series 2015, GO, 4.00%, 2/15/2020	20,000	20,254

City of Lewisville GO, 5.00%, 2/15/2021	25,000	26,392

City of Lubbock, Waterworks System GO, 5.00%, 2/15/2020	20,000	20,351

City of Mesquite, Certificates Obligation GO, 4.00%, 2/15/2020	25,000	25,326

City of New Braunfels Series 2016, GO, 5.00%, 2/1/2020	20,000	20,315

City of Paris GO, 4.50%, 12/15/2020	30,000	31,275

City of Sugar Land Series 2019, GO, 4.00%, 2/15/2020	25,000	25,328

Counties of Collin and Denton, City of Frisco, Improvement Series 2015A, GO, 5.00%, 2/15/2020	25,000	25,434

County of Bell, Limited Tax GO, 4.00%, 2/15/2020	375,000	379,800

County of Bexar, Certificates of Obligation

Series B, GO, 5.00%, 6/15/2020	20,000	20,597

Series B, GO, 5.00%, 6/15/2021	20,000	21,354

County of Chambers GO, 3.00%, 3/1/2020	150,000	151,374

County of Fort Bend GO, 5.00%, 3/1/2020	55,000	56,068

County of Webb, Limited Tax Series A, GO, 4.00%, 2/15/2020	50,000	50,625

County of Wichita GO, 5.00%, 9/15/2019	250,000	250,303

Dallas County Utility and Reclamation District, Unlimited Tax GO, 5.00%, 2/15/2020	80,000	81,341

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Fort Bend County Municipal Utility District No. 35 GO, AGM, 3.00%, 9/1/2019	30,000	30,000

Hays Consolidated Independent School District, School Building Series 2018B, GO, PSF-GTD, 2.70%, 8/15/2023 (d)	100,000	104,519

Hidalgo County Drain District No. 1, Improvement GO, 5.00%, 9/1/2022	100,000	111,356

Houston Community College System, Maintenance Tax Notes GO, 5.00%, 2/15/2020	20,000	20,339

Humble Independent School District Series 2012B, GO, 5.00%, 2/15/2020	20,000	20,352

Katy Independent School District GO, PSF-GTD, 5.00%, 2/15/2020	25,000	25,437

Keller Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	21,490

Northside Independent School District Series 2013, GO, PSF-GTD, 5.00%, 2/15/2020	20,000	20,344

Richardson Independent School District Series 2017, GO, PSF-GTD, 5.00%, 2/15/2020	30,000	30,529

Spring Branch Independent School District Series A, GO, PSF-GTD, 5.00%, 2/1/2020	30,000	30,488

State of Texas GO, VRDO, LIQ: State Street Bank & Trust, 1.36%, 9/11/2019 (d)	3,000,000	3,000,000

Town of Trophy Club GO, 3.00%, 9/1/2019	85,000	85,000

		5,323,653

Housing — 0.4%

Las Varas Public Facility Corp., Wurzbach Manor Apartments Rev., VRDO, 1.70%, 12/1/2020 (d)	100,000	100,217

Panhandle Regional Housing Finance Agency Rev., VRDO, 2.00%, 5/1/2020 (d)	125,000	125,514

Texas State Affordable Housing Corp., Palladium Glenn Heights Apartments Rev., VRDO, 1.90%, 9/25/2019 (d)	250,000	250,072

		475,803

Other Revenue — 0.7%

Harris County-Houston Sports Authority, 2nd Lien Series C, Rev., 5.00%, 11/15/2019	100,000	100,671

Harris County-Houston Sports Authority, Senior Lien Series 2014A, Rev., 5.00%, 11/15/2019	95,000	95,674

Lower Colorado River Authority

Series 2010B, Rev., 4.00%, 5/15/2020	25,000	25,493

Series A, Rev., 5.00%, 5/15/2020	35,000	35,929

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Series 2010B, Rev., 5.00%, 5/15/2020	40,000	41,044

Red River Authority Rev., NATL-RE, 4.45%, 6/1/2020	500,000	510,495

State of Texas, Public Finance Authority Series 2016-A, Rev., 4.00%, 12/1/2019	50,000	50,337

		859,643

Prerefunded — 0.5%

City of Annetta, Certificates of Obligation GO, 5.00%, 8/1/2020 (c)	295,000	304,974

City of Killeen Series 2011, GO, 5.00%, 8/1/2020 (c)	25,000	25,866

Conroe Independent School District, School Building Series 2012, GO, PSF-GTD, 5.00%, 2/15/2021 (c)	20,000	21,099

Tarrant County Cultural Education Facilities Finance Corp.

Rev., 5.00%, 8/15/2020 (c)	20,000	20,732

Rev., 5.25%, 8/15/2020 (c)	45,000	46,747

Travis County Health Facilities Development Corp. Rev., 7.13%, 11/1/2020 (c)	220,000	235,046

		654,464

Transportation — 1.1%

Alamo Regional Mobility Authority, Vehicle Registration Fee Senior Lien Rev., 5.00%, 6/15/2021	25,000	26,531

Central Texas Regional Mobility Authority, Senior Lien Rev., 5.75%, 1/1/2020	1,250,000	1,267,350

Dallas Area Rapid Transit, Senior Lien Rev., 4.00%, 12/1/2020	20,000	20,676

Texas Transportation Commission, State Highway Fund Series 2016A, Rev., 5.00%, 10/1/2019	25,000	25,074

		1,339,631

Utility — 0.4%

City of Houston, Combined First Lien Series C, Rev., 4.00%, 11/15/2019	20,000	20,114

City of San Antonio, Electric and Gas Systems Series 2014, Rev., 5.00%, 2/1/2020	20,000	20,313

Sam Rayburn Municipal Power Agency Rev., 5.00%, 10/1/2019	150,000	150,393

Texas Municipal Power Agency

Rev., 5.00%, 9/1/2019	50,000	50,000

Rev., 5.00%, 9/1/2020	255,000	264,624

		505,444

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.3%

City of Dallas, Waterworks and Sewer System Series 2016A, Rev., 5.00%, 10/1/2019	20,000	20,059

City of Garland, Water & Sewer System

Rev., 4.00%, 3/1/2020	25,000	25,367

Series 2018, Rev., 5.00%, 3/1/2020	45,000	45,881

County of El Paso, Water and Sewer Rev., 4.00%, 3/1/2020	50,000	50,663

North Harris County, Regional Water Authority, Senior Lien Series 2016, Rev., 5.00%, 12/15/2019	75,000	75,809

North Texas Municipal Water District, Water System Rev., 5.00%, 9/1/2019	20,000	20,000

San Antonio Water System Series 2017A, Rev., 5.00%, 5/15/2021	20,000	21,306

San Antonio Water System, Junior Lien

Series B, Rev., 5.00%, 5/15/2020	35,000	35,944

Trinity River Authority Central Regional Wastewater System

Rev., 5.00%, 8/1/2021	60,000	64,376

Trinity River Authority, Tarrant County Water Project Rev., 5.00%, 2/1/2020	30,000	30,467

		389,872

Total Texas		10,102,229

Utah — 0.3%

Education — 0.3%

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2021	35,000	36,935

Series A, Rev., 5.00%, 4/15/2022	30,000	32,656

Series A, Rev., 5.00%, 4/15/2023	80,000	89,698

Utah Charter School Finance Authority, Utah Charter Academies Project Rev., 3.00%, 10/15/2019	195,000	195,290

		354,579

Other Revenue — 0.0% (b)

Utah Transit Authority, Sales Tax Series A, Rev., 5.00%, 6/15/2020	25,000	25,770

Water & Sewer — 0.0% (b)

Jordan Valley Water Conservancy District Series A, Rev., 4.00%, 10/1/2019	30,000	30,066

Total Utah		410,415

Vermont — 0.1%

General Obligation — 0.1%

City of Burlington Series 2018D, GO, 5.00%, 11/1/2020	65,000	67,906

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — 0.4%

Education — 0.2%

Virginia College Building Authority, 21st Century College and Equipment Programs Series A, Rev., 5.00%, 2/1/2020	70,000	71,126

Virginia College Building Authority, Public Higher Education Financing Program

Series A, Rev., 5.00%, 9/1/2019	125,000	125,000

Series B, Rev., 5.00%, 9/1/2019	100,000	100,000

		296,126

General Obligation — 0.0% (b)

City of Norfolk, Capital Improvement Series 2016A, GO, 5.00%, 10/1/2019	35,000	35,104

Other Revenue — 0.1%

New River Valley Regional Jail Authority Rev., 3.00%, 10/1/2019	50,000	50,071

Prerefunded — 0.0% (b)

Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2019 (c)	50,000	50,000

Transportation — 0.1%

Virginia Commonwealth Transportation Board

Series 2013-A, Rev., GAN, 5.00%, 3/15/2020	25,000	25,524

Series A, Rev., 5.00%, 3/15/2020	35,000	35,734

		61,258

Total Virginia		492,559

Washington — 3.6%

Certificate of Participation/Lease — 0.0% (b)

State of Washington, Local Agency Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2020	25,000	25,810

Education — 0.0% (b)

Washington State University Rev., 5.00%, 10/1/2020	35,000	36,476

General Obligation — 0.3%

City of Bellevue Series 2013, GO, 5.00%, 12/1/2019	30,000	30,286

City of Richland Series 2013A, GO, 4.00%, 12/1/2021	40,000	42,613

City of Seattle, Limited Tax

GO, 5.00%, 9/1/2019	25,000	25,000

Series B, GO, 5.00%, 8/1/2020	35,000	36,261

City of Vancouver Series 2015B, GO, 4.00%, 12/1/2019	55,000	55,389

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Skagit, Limited Tax GO, 5.00%, 12/1/2021	20,000	21,731

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2021	60,000	64,947

King County School District No. 405 Bellevue, Credit Enhancement Program GO, 5.00%, 12/1/2020	20,000	20,978

Pierce County School District No. 3 GO, 5.00%, 12/1/2019	20,000	20,185

Skagit County Public Hospital District No. 2, Refunding and Improvement-Limited Tax GO, 4.00%, 12/1/2019	50,000	50,328

State of Washington, Motor Vehicle Fuel Tax Series B, GO, 5.00%, 8/1/2020	20,000	20,708

		388,426

Hospital — 1.0%

Washington Health Care Facilities Authority, Commonspirit Health Series B-1, Rev., 5.00%, 8/1/2024 (d)	1,000,000	1,154,050

Washington Health Care Facilities Authority, Providence Health and Service Series 2011B, Rev., 5.00%, 10/1/2019	25,000	25,072

		1,179,122

Housing — 2.0%

Washington State Housing Finance Commission Rev., VRDO, LIQ: State Street Bank & Trust, 1.27%, 9/12/2019 (d)	2,450,000	2,450,000

Prerefunded — 0.1%

County of King, Sewer Rev., 5.00%, 1/1/2021 (c)	25,000	26,294

Series 2011C, Rev., 5.00%, 1/1/2021 (c)	25,000	26,295

Grant County Public Utility District No. 2, Electric System Series 2011-I, Rev., 5.00%, 1/1/2021 (c)	25,000	26,294

		78,883

Transportation — 0.1%

State of Washington, Federal Highway Grant

Series 2012F, Rev., 5.00%, 9/1/2019	80,000	80,000

Series 2012F, Rev., 5.00%, 9/1/2020	20,000	20,775

		100,775

Utility — 0.1%

City of Tacoma, Electric System Series A, Rev., 4.00%, 1/1/2020 (c)	30,000	30,278

Energy Northwest, Electric Series A, Rev., 5.00%, 7/1/2021	25,000	26,760

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — continued

Grant County Public Utility District No. 2, Hydroelectric Project Series 2012A, Rev., 5.00%, 1/1/2020	20,000	20,252

Public Utility District No. 1 of Cowlitz County Rev., 5.00%, 9/1/2019	45,000	45,000

		122,290

Water & Sewer — 0.0% (b)

County of King, Sewer

Series 2012C, Rev., 4.00%, 1/1/2020	20,000	20,190

Series 2010, Rev., 5.00%, 1/1/2020	25,000	25,318

		45,508

Total Washington		4,427,290

West Virginia — 0.7%

Hospital — 0.2%

Monongalia County Building Commission, Monongalia Health System Obligated Group Rev., 5.00%, 7/1/2020	200,000	204,790

Transportation — 0.1%

West Virginia Commissioner of Highways

Series 2017A, Rev., 5.00%, 9/1/2019	50,000	50,000

Series 2017A, Rev., 5.00%, 9/1/2020	75,000	77,841

		127,841

Utility — 0.4%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009-B, Rev., 2.63%, 6/1/2022 (d)	500,000	515,140

Total West Virginia		847,771

Wisconsin — 3.8%

Certificate of Participation/Lease — 0.0% (b)

State of Wisconsin Series 2015A, COP, 5.00%, 3/1/2020	35,000	35,666

Education — 0.8%

Milwaukee Redevelopment Authority, Milwaukee Public Schools

Series 2017, Rev., 5.00%, 11/15/2022	365,000	406,895

Series 2017, Rev., 5.00%, 11/15/2023	130,000	149,281

Milwaukee Redevelopment Authority, Milwaukee Public Schools — Neighborhood Schools Initiative Rev., NATL-RE, 4.00%, 8/1/2023	400,000	440,996

		997,172

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — 1.6%

City of Kenosha Series 2012, GO, 5.00%, 9/1/2019	40,000	40,000

City of Oshkosh

Series A, GO, 0.05%, 12/1/2022	70,000	67,574

Series A, GO, 2.00%, 12/1/2023	200,000	206,842

City of Shawano, Promissory Notes Series 2019, GO, 3.00%, 4/1/2022	140,000	145,992

City of Waukesha

Series 2013A, GO, 4.00%, 10/1/2019	50,000	50,107

Series A, GO, 4.00%, 10/1/2020	20,000	20,612

City of West Allis, Corporate Purpose Series 2018A, GO, 4.00%, 4/1/2020	455,000	462,053

County of Milwaukee Series 2018D, GO, 3.00%, 8/1/2024	100,000	109,156

Ithaca School District, School Improvement Series 2014, GO, 3.00%, 3/1/2021	175,000	179,118

State of Wisconsin Series 3, GO, 5.00%, 11/1/2020	65,000	67,932

Village of Menomonee Falls

Series B, GO, 3.50%, 2/1/2022	150,000	157,786

Series B, GO, 3.50%, 2/1/2023	155,000	166,104

Series B, GO, 3.50%, 2/1/2024	245,000	267,168

		1,940,444

Hospital — 1.3%

Public Finance Authority, Wakemed Series 2019 C, Rev., VRDO, LOC: Barclays Bank plc, 1.27%, 9/6/2019 (d)	1,300,000	1,300,000

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018B-1, Rev., 5.00%, 1/26/2022 (d)	55,000	59,897

Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series 2013B-3, Rev., 5.00%, 6/1/2020 (d)	150,000	154,349

Wisconsin Health and Educational Facilities Authority, Ministry Healthcare, Inc. Series 2010B, Rev., 4.25%, 8/15/2020 (c)	20,000	20,573

Wisconsin Health and Educational Facilities Authority, SSM Health Care Series 2010A, Rev., 4.00%, 6/1/2020 (c)	40,000	40,849

Wisconsin Health and Educational Facilities Authority, Unity Point Health Series 2014A, Rev., 5.00%, 12/1/2021	50,000	54,209

		1,629,877

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — 0.1%

City of Waukesha Series 2009B, GO, 4.00%, 10/1/2019 (c)	20,000	20,043

State of Wisconsin Series 1, GO, 5.00%, 5/1/2020 (c)	20,000	20,508

Wisconsin Health & Educational Facilities Authority, St. John’s Communities, Inc. Series A, Rev., 7.63%, 9/15/2019 (c)	30,000	30,060

		70,611

Transportation — 0.0% (b)

Wisconsin Department of Transportation Series 2012 1, Rev., 5.00%, 7/1/2020	25,000	25,812

Total Wisconsin		4,699,582

Total Municipal Bonds (Cost $121,483,383)		121,966,367

	SHARES
Short-term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (g) (h) (Cost $1,682,531)	1,682,373	1,682,541

Total Investments — 100.0% (Cost $123,165,914)		123,648,908
Other Assets Less Liabilities — 0.0% (b)		20,292

NET ASSETS — 100.0%		123,669,200

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
GAN	Grant Anticipation Notes
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 85.2%

Azerbaijan — 0.8%

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	200,000	214,500

3.50%, 9/1/2032 (a)	282,000	278,034

		492,534

Bolivia, Plurinational State of — 0.3%

Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	200,000	192,187

Brazil — 4.5%

Federative Republic of Brazil

4.88%, 1/22/2021	237,000	246,184

2.63%, 1/5/2023	200,000	200,187

4.25%, 1/7/2025	520,000	554,287

6.00%, 4/7/2026	181,000	211,940

4.63%, 1/13/2028	220,000	236,706

8.25%, 1/20/2034	191,000	266,266

5.63%, 1/7/2041	279,000	319,368

5.63%, 2/21/2047	842,000	965,932

		3,000,870

Chile — 0.5%

Republic of Chile 3.50%, 1/25/2050	270,000	307,884

China — 0.6%

Export-Import Bank of China (The) 2.88%, 4/26/2026 (b)	200,000	206,347

People’s Republic of China 2.13%, 11/2/2022 (b)	200,000	200,808

		407,155

Colombia — 2.6%

Republic of Colombia

8.13%, 5/21/2024	325,000	407,062

3.88%, 4/25/2027	216,000	233,888

7.38%, 9/18/2037	200,000	291,875

5.63%, 2/26/2044	205,000	264,386

5.00%, 6/15/2045	437,000	528,333

		1,725,544

Croatia — 1.2%

Republic of Croatia

5.50%, 4/4/2023 (a)	205,000	228,063

6.00%, 1/26/2024 (a)	509,000	588,849

		816,912

Dominican Republic — 4.4%

Government of Dominican Republic

5.88%, 4/18/2024 (a)	225,000	240,862

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Dominican Republic — continued

5.50%, 1/27/2025 (a)	116,000	123,758

5.95%, 1/25/2027 (b)	612,000	671,670

5.95%, 1/25/2027 (a)	198,000	217,305

6.00%, 7/19/2028 (a)	260,000	287,381

7.45%, 4/30/2044 (a)	319,000	386,389

6.85%, 1/27/2045 (a)	660,000	757,350

6.40%, 6/5/2049 (a)	230,000	252,641

		2,937,356

Ecuador — 4.2%

Republic of Ecuador

8.75%, 6/2/2023 (a)	200,000	210,200

7.95%, 6/20/2024 (a)	1,000,000	1,012,188

9.65%, 12/13/2026 (a)	864,000	896,400

8.88%, 10/23/2027 (a)	201,000	198,739

7.88%, 1/23/2028 (a)	500,000	470,312

		2,787,839

Egypt — 4.5%

Arab Republic of Egypt

6.13%, 1/31/2022 (a)	537,000	558,648

5.88%, 6/11/2025 (a) (c)	464,000	478,500

7.50%, 1/31/2027 (a)	740,000	802,900

8.50%, 1/31/2047 (a)	800,000	865,750

7.90%, 2/21/2048 (a)	225,000	231,609

		2,937,407

Ethiopia — 0.3%

Federal Democratic Republic of Ethiopia

6.63%, 12/11/2024 (a)	200,000	208,062

Gabon — 0.4%

Gabonese Republic 6.38%, 12/12/2024 (a)	290,000	280,031

Ghana — 1.4%

Republic of Ghana

8.13%, 1/18/2026 (a)	223,000	235,962

7.63%, 5/16/2029 (a)	200,000	197,250

8.63%, 6/16/2049 (a)	235,000	228,537

8.95%, 3/26/2051 (a)	275,000	269,844

		931,593

Hungary — 1.3%

Republic of Hungary

5.38%, 2/21/2023	170,000	187,956

5.75%, 11/22/2023	300,000	341,344

7.63%, 3/29/2041	190,000	319,437

		848,737

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

India — 0.3%

Export-Import Bank of India 3.88%, 2/1/2028 (a)	200,000	213,250

Indonesia — 2.2%

Perusahaan Penerbit SBSN Indonesia III 4.55%, 3/29/2026 (a)	200,000	219,938

Republic of Indonesia

4.75%, 1/8/2026 (a)	200,000	223,187

3.50%, 1/11/2028	200,000	209,688

4.10%, 4/24/2028	200,000	219,125

6.75%, 1/15/2044 (a)	401,000	588,467

		1,460,405

Iraq — 1.2%

Republic of Iraq

6.75%, 3/9/2023 (a)	300,000	306,563

5.80%, 1/15/2028 (a)	520,000	508,787

		815,350

Ivory Coast — 1.4%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (a)	373,000	376,264

5.75%, 12/31/2032 (a) (d)	363,440	360,260

6.13%, 6/15/2033 (a)	200,000	188,750

		925,274

Jamaica — 1.8%

Jamaica Government International Bond

6.75%, 4/28/2028	425,000	497,250

8.00%, 3/15/2039	290,000	375,097

7.88%, 7/28/2045	225,000	292,008

		1,164,355

Jordan — 1.1%

Kingdom of Jordan

6.13%, 1/29/2026 (a)	266,000	277,139

5.75%, 1/31/2027 (a) (c)	202,000	205,030

7.38%, 10/10/2047 (a)	225,000	234,000

		716,169

Kazakhstan — 0.6%

Republic of Kazakhstan 3.88%, 10/14/2024 (a)	350,000	373,100

Kenya — 1.5%

Republic of Kenya

6.88%, 6/24/2024 (a)	394,000	421,580

7.25%, 2/28/2028 (a)	260,000	271,700

8.25%, 2/28/2048 (a)	280,000	288,750

		982,030

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kuwait — 0.3%

Kuwait Government Bond 3.50%, 3/20/2027 (a)	200,000	220,200

Lithuania — 0.2%

Republic of Lithuania 6.13%, 3/9/2021 (a)	100,000	105,840

Malaysia — 0.3%

Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (a)	200,000	208,875

Mexico — 1.9%

United Mexican States

4.00%, 10/2/2023	40,000	42,450

4.13%, 1/21/2026	725,000	771,037

6.05%, 1/11/2040	100,000	127,900

4.35%, 1/15/2047	200,000	210,188

5.75%, 10/12/2110	100,000	118,281

		1,269,856

Mongolia — 0.3%

Mongolia Government International Bond

5.13%, 12/5/2022 (a)	200,000	199,750

Morocco — 0.2%

Kingdom of Morocco 4.25%, 12/11/2022 (a)	150,000	157,359

Nigeria — 0.9%

Federal Republic of Nigeria

8.75%, 1/21/2031 (a)	314,000	345,106

7.88%, 2/16/2032 (a)	260,000	267,150

		612,256

Oman — 4.5%

Oman Government International Bond

3.88%, 3/8/2022 (a)	632,000	627,892

4.75%, 6/15/2026 (a)	300,000	289,875

5.38%, 3/8/2027 (a)	381,000	373,618

5.63%, 1/17/2028 (a)	200,000	196,500

6.50%, 3/8/2047 (a)	777,000	720,668

6.75%, 1/17/2048 (b)	205,000	192,764

Oman Sovereign Sukuk SAOC 5.93%, 10/31/2025 (b)	525,000	556,008

		2,957,325

Pakistan — 1.6%

Republic of Pakistan

5.63%, 12/5/2022 (a)	325,000	327,437

8.25%, 4/15/2024 (a)	400,000	435,375

6.88%, 12/5/2027 (a)	295,000	295,369

		1,058,181

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Panama — 1.6%

Republic of Panama

3.88%, 3/17/2028	200,000	221,937

6.70%, 1/26/2036	384,000	561,600

4.50%, 5/15/2047	206,000	256,084

		1,039,621

Paraguay — 0.4%

Republic of Paraguay 6.10%, 8/11/2044 (a)	200,000	250,438

Peru — 1.9%

Republic of Peru

4.13%, 8/25/2027	500,000	572,813

8.75%, 11/21/2033	110,000	187,859

6.55%, 3/14/2037	100,000	151,781

5.63%, 11/18/2050	225,000	343,969

		1,256,422

Philippines — 2.5%

Republic of Philippines

10.63%, 3/16/2025	180,000	259,481

5.50%, 3/30/2026	200,000	240,375

9.50%, 2/2/2030	30,000	49,631

6.38%, 1/15/2032	296,000	416,158

6.38%, 10/23/2034	147,000	215,860

3.70%, 3/1/2041	214,000	251,584

3.70%, 2/2/2042	200,000	236,188

		1,669,277

Poland — 1.4%

Republic of Poland

3.00%, 3/17/2023	706,000	734,461

4.00%, 1/22/2024	150,000	163,066

		897,527

Qatar — 1.5%

State of Qatar

3.88%, 4/23/2023 (a)	415,000	441,353

5.10%, 4/23/2048 (b)	400,000	533,625

		974,978

Romania — 1.1%

Republic of Romania

6.75%, 2/7/2022 (a)	136,000	149,940

4.38%, 8/22/2023 (a)	100,000	106,625

4.88%, 1/22/2024 (a)	190,000	208,644

6.13%, 1/22/2044 (a)	100,000	131,437

5.13%, 6/15/2048 (a)	100,000	116,500

		713,146

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Russia — 2.5%

Russian Federation

4.25%, 6/23/2027 (a)	400,000	426,000

12.75%, 6/24/2028 (a)	383,000	648,227

7.50%, 3/31/2030 (a) (d)	82,125	92,678

5.88%, 9/16/2043 (a)	200,000	255,875

5.25%, 6/23/2047 (a)	200,000	238,313

		1,661,093

Saudi Arabia — 2.2%

Kingdom of Saudi Arabia

2.88%, 3/4/2023 (a)	320,000	329,600

3.63%, 3/4/2028 (b)	308,000	333,333

4.50%, 4/17/2030 (a)	217,000	253,565

4.50%, 10/26/2046 (b)	267,000	310,254

5.00%, 4/17/2049 (b)	200,000	250,000

		1,476,752

Serbia — 0.7%

Republic of Serbia 7.25%, 9/28/2021 (a)	442,000	483,106

Slovakia — 0.3%

Slovak Republic 4.38%, 5/21/2022 (a)	200,000	211,313

South Africa — 3.8%

Republic of South Africa

5.88%, 5/30/2022	526,000	562,820

5.88%, 9/16/2025	284,000	314,441

4.30%, 10/12/2028	494,000	491,357

5.88%, 6/22/2030	461,000	506,432

5.38%, 7/24/2044	204,000	208,845

5.00%, 10/12/2046	205,000	202,181

5.65%, 9/27/2047	221,000	232,326

		2,518,402

Sri Lanka — 3.8%

Republic of Sri Lanka

5.75%, 4/18/2023 (a)	450,000	446,063

6.85%, 11/3/2025 (a)	871,000	871,272

6.20%, 5/11/2027 (a)	605,000	566,998

6.75%, 4/18/2028 (a)	621,000	593,055

		2,477,388

Trinidad and Tobago — 0.3%

Republic of Trinidad & Tobago 4.50%, 8/4/2026 (a)	200,000	205,500

Turkey — 6.4%

Hazine Mustesarligi Varlik Kiralama A/S

5.00%, 4/6/2023 (a)	200,000	196,750

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Turkey — continued

4.49%, 11/25/2024 (a)	203,000	190,181

Republic of Turkey

6.25%, 9/26/2022	681,000	687,810

5.75%, 3/22/2024	275,000	268,125

7.38%, 2/5/2025	119,000	123,016

4.25%, 4/14/2026	220,000	192,294

6.00%, 3/25/2027	651,000	619,874

6.13%, 10/24/2028	290,000	274,231

11.88%, 1/15/2030	100,000	133,500

8.00%, 2/14/2034	200,000	212,687

6.88%, 3/17/2036	225,000	215,508

6.75%, 5/30/2040	315,000	294,033

4.88%, 4/16/2043	250,000	191,563

6.63%, 2/17/2045	455,000	412,059

5.75%, 5/11/2047	240,000	196,650

		4,208,281

Ukraine — 4.7%

Republic of Ukraine

7.75%, 9/1/2021 (a)	110,000	114,620

7.75%, 9/1/2022 (a)	375,000	396,938

7.75%, 9/1/2023 (a)	217,000	230,671

7.75%, 9/1/2024 (a)	110,000	117,700

7.75%, 9/1/2025 (a)	100,000	106,250

7.75%, 9/1/2026 (a)	782,000	828,920

7.75%, 9/1/2027 (a)	420,000	444,675

7.38%, 9/25/2032 (a)	850,000	874,225

		3,113,999

United Arab Emirates — 0.5%

Abu Dhabi Government Bond 3.13%, 10/11/2027 (b)	300,000	325,125

Uruguay — 2.0%

Republic of Uruguay

4.50%, 8/14/2024	80,000	86,925

4.38%, 10/27/2027	282,000	313,196

7.63%, 3/21/2036	140,000	212,188

5.10%, 6/18/2050	450,000	559,828

4.98%, 4/20/2055	100,000	123,156

		1,295,293

Vietnam — 0.3%

Republic of Vietnam 4.80%, 11/19/2024 (a)	200,000	217,007

Total Foreign Government Securities (Cost $54,030,880)		56,308,354

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Corporate Bonds — 13.2%

Azerbaijan — 1.3%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	401,000	473,681

State Oil Co. of the Azerbaijan Republic

4.75%, 3/13/2023 (b)	350,000	366,735

		840,416

Brazil — 0.5%

Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (a)	280,000	306,600

Chile — 0.9%

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (a)	372,000	398,389

4.50%, 8/1/2047 (a)	201,000	236,112

		634,501

China — 2.0%

CNAC HK Finbridge Co. Ltd. 3.50%, 7/19/2022 (b)	200,000	202,625

CNOOC Curtis Funding No. 1 Pty. Ltd. 4.50%, 10/3/2023 (a)	200,000	215,750

Sinopec Group Overseas Development Ltd. 3.63%, 4/12/2027 (a)	400,000	425,853

State Grid Overseas Investment Ltd.

3.13%, 5/22/2023 (a)	200,000	205,938

3.50%, 5/4/2027 (a)	250,000	267,163

		1,317,329

Indonesia — 1.1%

Indonesia Asahan Aluminium Persero PT 6.53%, 11/15/2028 (a)	225,000	278,719

Pertamina Persero PT 4.30%, 5/20/2023 (a)	220,000	231,756

Perusahaan Listrik Negara PT 5.25%, 10/24/2042 (a)	200,000	231,625

		742,100

Kazakhstan — 1.7%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	200,000	273,062

KazMunayGas National Co. JSC

5.38%, 4/24/2030 (a)	520,000	602,550

6.38%, 10/24/2048 (a)	200,000	252,563

		1,128,175

Malaysia — 1.1%

Petronas Capital Ltd.

7.88%, 5/22/2022 (a)	180,000	206,325

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Malaysia — continued

3.50%, 3/18/2025 (a)	250,000	265,781

4.50%, 3/18/2045 (a)	231,000	295,536

		767,642

Mexico — 2.0%

Comision Federal de Electricidad 4.75%, 2/23/2027 (a)	100,000	104,156

Petroleos Mexicanos 4.88%, 1/24/2022	60,000	60,975

(ICE LIBOR USD 3 Month + 3.65%), 6.10%, 3/11/2022 (e)	100,000	100,865

5.38%, 3/13/2022	150,000	153,375

4.63%, 9/21/2023	70,000	70,164

4.25%, 1/15/2025	75,000	71,659

5.50%, 6/27/2044	163,000	139,153

5.63%, 1/23/2046	767,000	657,848

		1,358,195

Oman — 0.3%

Lamar Funding Ltd. 3.96%, 5/7/2025 (a)	200,000	184,437

Peru — 0.4%

Petroleos del Peru SA 5.63%, 6/19/2047 (a)	200,000	243,860

Philippines — 0.2%

Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/2024 (a)	100,000	125,094

Russia — 0.2%

Vnesheconombank Via VEB Finance plc 6.80%, 11/22/2025 (a)	125,000	143,438

South Africa — 1.2%

Eskom Holdings SOC Ltd.

6.75%, 8/6/2023 (a)	260,000	265,850

7.13%, 2/11/2025 (a)	294,000	302,085

Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	200,000	201,250

		769,185

Tunisia — 0.3%

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (a)	200,000	183,000

Total Corporate Bonds (Cost $8,302,704)		8,743,972

INVESTMENTS	SHARES	VALUE ($)
Short-term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (f) (g) (Cost $256,588)	256,588	256,588

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (f) (g) (Cost $676,237)	676,237	676,237

Total Investments — 99.8% (Cost $63,266,409)		65,985,151
Other Assets Less Liabilities — 0.2%		119,688

NET ASSETS — 100.0%		66,104,839

Percentages indicated are based on net assets.

Abbreviations

CJSC	Closed Joint Stock Company
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PT	Limited liability company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is $656,831.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
ASSETS:
Investments in non-affiliates, at value	$31,759,993	$30,572,787	$28,911,109
Investments in affiliates, at value	184,514	1,751,366	298,084
Restricted cash	—	100	—
Cash	15,592	—	—
Deposits at broker for futures contracts	—	65,000	26,000
Deferred offering costs (See Note 2.I.)	—	4,410	4,411
Prepaid expenses	—	229	178
Receivables:
Investment securities sold	744,544	1,475	—
Investment securities sold — delayed delivery securities	12,192	—	—
Interest from non-affiliates	196,567	148,811	263,612
Dividends from affiliates	160	4,368	315
Variation margin on futures contracts	—	6,437	—
Due from Adviser	10	—	19,054

Total Assets	32,913,572	32,554,983	29,522,763

LIABILITIES:
Payables:
Due to custodian	—	2,260	—
Distributions	64,888	73,044	86,762
Investment securities purchased	811,081	10,363	12,146
Investment securities purchased — delayed delivery securities	46,179	288,078	—
Variation margin on futures contracts	—	—	1,184
Accrued liabilities:
Investment advisory fees	—	27,573	—
Management fees (See Note 3.A.)	1,336	—	—
Administration fees	—	2,030	1,854
Custodian, Accounting and Transfer Agent fees	—	5,132	5,462
Trustees’ and Chief Compliance Officer’s fees	—	106	190
Professional fees	—	57,421	56,152
Other	—	10,726	14,090

Total Liabilities	923,484	476,733	177,840

Net Assets	$31,990,088	$32,078,250	$29,344,923

NET ASSETS:
Paid-in-Capital	$31,338,122	$30,304,831	$26,362,338
Total distributable earnings (loss)	651,966	1,773,419	2,982,585

Total Net Assets	$31,990,088	$32,078,250	$29,344,923

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	1,250,000	600,000	525,000

Net asset value, per share	$25.59	$53.46	$55.90

Cost of investments in non-affiliates	$31,135,559	$29,104,604	$26,278,841
Cost of investments in affiliates	184,514	1,751,366	298,084

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

	JPMorgan Global Bond Opportunities ETF	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)	JPMorgan Municipal ETF
ASSETS:
Investments in non-affiliates, at value	$182,896,505	$159,358,166	$34,835,325
Investments in affiliates, at value	5,760,227	3,167,845	933,602
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	2,057,978	—
Restricted cash	—	—	400
Cash	27,413	—	—
Foreign currency, at value	2,152,201	—	—
Deposits at broker for futures contracts	1,024,000	—	—
Deposits at broker for centrally cleared swaps	372,000	—	—
Due from custodian	5,548,399	—	—
Deferred offering costs (See Note 2.I.)	—	—	2,670
Prepaid expenses	—	—	117
Receivables:
Investment securities sold	258,533	—	—
Interest from non-affiliates	2,029,638	2,369,672	333,337
Dividends from affiliates	10,831	5,692	2,849
Tax reclaims	44,850	—	—
Securities lending income (See Note 2.F.)	—	1,928	—
Variation margin on futures contracts	376,005	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,585,903	—	—
Outstanding OTC swap contracts, at value (net upfront payments of $333,606, $0 and $0, respectively)	285,349	—	—
Due from Adviser	—	—	40,433

Total Assets	202,371,854	166,961,281	36,148,733

LIABILITIES:
Payables:
Distributions	551,722	670,592	67,152
Investment securities purchased	6,562,430	—	497,441
Collateral received on securities loaned (See Note 2.F.)	—	2,057,978	—
Unrealized depreciation on forward foreign currency exchange contracts	520,726	—	—
Outstanding OTC swap contracts, at value (net upfront receipts of $12,064, $0 and $0, respectively)	12,793	—	—
Variation margin on centrally cleared swaps (net upfront receipts of $1,017,444, $0 and $0, respectively)	53,119	—	—
Accrued liabilities:
Investment advisory fees	51,674	23,612	—
Administration fees	12,342	10,389	2,259
Custodian, Accounting and Transfer Agent fees	2,486	5,237	11,352
Collateral management fees	3,105	—	—
Trustees’ and Chief Compliance Officer’s fees	2,122	1,806	310
Deferred foreign capital gains tax	10,030	—	—
Professional fees	82,004	67,056	28,033
Other	31,365	17,135	11,103

Total Liabilities	7,895,918	2,853,805	617,650

Net Assets	$194,475,936	$164,107,476	$35,531,083

NET ASSETS:
Paid-in-Capital	$192,694,372	$161,976,815	$32,816,606
Total distributable earnings (loss)	1,781,564	2,130,661	2,714,477

Total Net Assets	$194,475,936	$164,107,476	$35,531,083

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	3,800,000	3,200,000	650,000

Net asset value, per share	$51.18	$51.28	$54.66

Cost of investments in non-affiliates	$179,842,111	$155,728,695	$32,630,239
Cost of investments in affiliates	5,760,227	3,167,845	933,510
Cost of foreign currency	2,380,292	—	—
Investment securities on loan, at value (See Note 2.F.)	—	1,987,184	—
Cost of investment of cash collateral (See Note 2.F.)	—	2,057,978	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$188,699,831	$7,847,581,541	$121,966,367	$65,052,326
Investments in affiliates, at value	503,250	343,725,884	1,682,541	256,588
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	—	7,021,090	—	676,237
Repurchase agreements, at value	—	161,000,000	—	—
Restricted cash	800	2,850	1,000	—
Cash	—	16,762	—	—
Deferred offering costs (See Note 2.I.)	6,498	—	2,333	—
Prepaid expenses	2,066	44,400	567	—
Receivables:
Investment securities sold	3,231,388	—	—	2,045,143
Investment securities sold — delayed delivery securities	1,360,585	—	—	—
Interest from non-affiliates	1,210,622	44,337,085	1,055,883	950,947
Dividends from affiliates	1,038	493,960	1,790	326
Securities lending income (See Note 2.F.)	—	904	—	130
Due from Adviser	40,535	—	43,642	1,129

Total Assets	195,056,613	8,404,224,476	124,754,123	68,982,826

LIABILITIES:
Payables:
Due to custodian	58,344	—	—	—
Distributions	412,214	17,992,812	165,473	256,646
Investment securities purchased	3,637,714	745,559	651,287	1,840,030
Investment securities purchased — delayed delivery securities	1,001,439	—	212,620	—
Collateral received on securities loaned (See Note 2.F.)	—	7,021,090	—	676,237
Accrued liabilities:
Investment advisory fees	—	399,406	—	—
Administration fees	11,616	516,039	7,740	4,170
Custodian, Accounting and Transfer Agent fees	9,040	16,125	11,319	—
Trustees’ and Chief Compliance Officer’s fees	—	12,801	213	741
Professional fees	52,377	32,505	28,674	71,001
Other	14,960	136,509	7,597	29,162

Total Liabilities	5,197,704	26,872,846	1,084,923	2,877,987

Net Assets	$189,858,909	$8,377,351,630	$123,669,200	$66,104,839

NET ASSETS:
Paid-in-Capital	$179,966,906	$8,349,782,204	$123,187,776	$64,284,140
Total distributable earnings (loss)	9,892,003	27,569,426	481,424	1,820,699

Total Net Assets	$189,858,909	$8,377,351,630	$123,669,200	$66,104,839

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	7,050,000	166,200,000	2,450,000	1,300,000

Net asset value, per share	$26.93	$50.41	$50.48	$50.85

Cost of investments in non-affiliates	$179,630,831	$7,821,949,134	$121,483,383	$62,333,584
Cost of investments in affiliates	503,250	343,725,884	1,682,531	256,588
Cost of repurchase agreements	—	161,000,000	—	—
Investment securities on loan, at value (See Note 2.F.)	—	6,807,353	—	656,831
Cost of investment of cash collateral (See Note 2.F.)	—	7,021,090	—	676,237

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (a)	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$342,260	$422,855	$538,266
Interest income from affiliates	6	684	—
Dividend income from affiliates	723	30,099	2,495
Income from securities lending (net) (See Note 2.F.)	—	145	—

Total investment income	342,989	453,783	540,761

EXPENSES:
Investment advisory fees (See Note 3.A.)	—	41,396	19,544
Management fees (See Note 3.A.)	6,713	—	—
Administration fees (See Note 3.B.)	—	10,349	10,470
Interest expense to non-affiliates	—	2	—
Interest expense to affiliates	—	2	12
Professional fees	—	51,970	42,732
Trustees’ and Chief Compliance Officer’s fees	—	274	449
Printing and mailing costs	—	261	970
Registration and filing fees	—	9,477	11,680
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	—	11,712	19,983
Insurance expense	—	97	116
Offering costs (See Note 2.I.)	—	5,411	7,888
Other	—	1,204	1,202

Total expenses	6,713	132,155	115,046

Less fee waived (See Note 3.E.)	(44)	(51,745)	(30,014)
Less expense reimbursements from affiliates (See Note 3.E.)	—	(27,710)	(65,440)
Less expense reimbursements from non-affiliates (See Note 3.C.)	—	(100)	(300)

Net expenses	6,669	52,600	19,292

Net investment income (loss)	336,320	401,183	521,469

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,042	107,211	385,964
Futures contracts	—	179,376	(70,151)

Net realized gain (loss)	28,042	286,587	315,813

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	624,434	1,372,046	2,122,698
Futures contracts	—	13,684	(1,108)

Change in net unrealized appreciation/depreciation	624,434	1,385,730	2,121,590

Net realized/unrealized gains (losses)	652,476	1,672,317	2,437,403

Change in net assets resulting from operations	$988,796	$2,073,500	$2,958,872

(a)	Commencement of operations was March 12, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

	JPMorgan Global Bond Opportunities ETF	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)	JPMorgan Municipal ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$3,667,598	$4,219,174	$427,573
Interest income from affiliates	96	2	—
Dividend income from affiliates	57,742	24,472	10,934
Income from securities lending (net) (See Note 2.F.)	—	19,898	—
Foreign taxes withheld	31,825	—	—

Total investment income	3,757,261	4,263,546	438,507

EXPENSES:
Investment advisory fees (See Note 3.A.)	517,090	242,222	39,927
Administration fees (See Note 3.B.)	70,512	60,556	12,477
Collateral management fees	6,392	—	—
Interest expense to affiliates	1,878	—	552
Professional fees	58,981	58,435	23,398
Trustees’ and Chief Compliance Officer’s fees	2,769	2,286	476
Printing and mailing costs	2,725	8,297	506
Registration and filing fees	5,740	6,035	6,462
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	43,660	25,183	59,717
Insurance expense	5,093	3,778	159
Offering costs (See Note 2.I.)	—	—	8,277
Other	4,050	4,095	1,191

Total expenses	718,890	410,887	153,142

Less fee waived (See Note 3.E.)	(206,753)	(90,652)	(52,404)
Less expense reimbursements from affiliates (See Note 3.E.)	—	—	(59,460)
Less expense reimbursements from non-affiliates (See Note 3.C.)	(1,100)	(200)	(1,800)

Net expenses	511,037	320,035	39,478

Net investment income (loss)	3,246,224	3,943,511	399,029

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,185,953 (a)	(254,834)	407,634
Investments in affiliates	—	—	700
Futures contracts	(460,374)	—	—
Foreign currency transactions	(24,801)	—	—
Forward foreign currency exchange contracts	2,176,844	—	—
Swaps	(69,108)	—	—

Net realized gain (loss)	2,808,514	(254,834)	408,334

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,250,984 (b)	4,802,656	1,295,825
Investments in affiliates	—	—	92
Futures contracts	(374,115)	—	—
Foreign currency translations	(49,134)	—	—
Forward foreign currency exchange contracts	474,173	—	—
Swaps	(157,558)	—	—

Change in net unrealized appreciation/depreciation	5,144,350	4,802,656	1,295,917

Net realized/unrealized gains (losses)	7,952,864	4,547,822	1,704,251

Change in net assets resulting from operations	$11,199,088	$8,491,333	$2,103,280

(a)	Net of foreign capital gains tax of $(10,195).
(b)	Net change in foreign capital gains tax of $(3,614).

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Aggregate Bond ETF	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$2,385,522	$106,216,838	$859,053	$1,659,279
Interest income from affiliates	6	1,407	—	1
Dividend income from non-affiliates	—	3	—	—
Dividend income from affiliates	7,651	1,669,656	14,570	2,611
Income from securities lending (net) (See Note 2.F.)	45	2,837	—	950

Total investment income	2,393,224	107,890,741	873,623	1,662,841

EXPENSES:
Investment advisory fees (See Note 3.A.)	55,910	5,392,134	69,819	102,421
Administration fees (See Note 3.B.)	59,904	2,696,067	34,909	24,005
Interest expense to affiliates	2,739	10,889	772	—
Professional fees	41,821	141,002	25,311	56,454
Trustees’ and Chief Compliance Officer’s fees	1,196	98,783	887	790
Printing and mailing costs	5,830	81,568	489	1,299
Registration and filing fees	20,268	133,243	7,662	8,729
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	37,551	185,353	67,450	20,741
Insurance expense	397	46,395	243	1,795
Offering costs (See Note 2.I.)	11,619	—	9,436	—
Other	971	25,988	87	766

Total expenses	238,206	8,811,422	217,065	217,000

Less fee waived (See Note 3.E.)	(115,814)	(2,449,510)	(104,728)	(92,734)
Less expense reimbursements from affiliates (See Note 3.E.)	(62,333)	—	(24,808)	—
Less expense reimbursements from non-affiliates (See Note 3.C.)	(2,100)	(7,950)	(4,600)	—

Net expenses	57,959	6,353,962	82,929	124,266

Net investment income (loss)	2,335,265	101,536,779	790,694	1,538,575

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	798,940	1,627,200	(593)	(48,951)
Investments in affiliates	—	—	348	—

Net realized gain (loss)	798,940	1,627,200	(245)	(48,951)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,949,466	22,950,067	348,572	4,379,683
Investments in affiliates	—	—	10	—

Change in net unrealized appreciation/depreciation	8,949,466	22,950,067	348,582	4,379,683

Net realized/unrealized gains (losses)	9,748,406	24,577,267	348,337	4,330,732

Change in net assets resulting from operations	$12,083,671	$126,114,046	$1,139,031	$5,869,307

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	JPMorgan Core Plus Bond ETF
	Period Ended August 31, 2019 (unaudited) (a)	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$336,320	$401,183	$65,409
Net realized gain (loss)	28,042	286,587	8,375
Change in net unrealized appreciation/depreciation	624,434	1,385,730	92,883

Change in net assets resulting from operations	988,796	2,073,500	166,667

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(336,830)	(403,183)	(63,565)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	31,338,122	5,229,831	25,075,000

NET ASSETS:
Change in net assets	31,990,088	6,900,148	25,178,102
Beginning of period	—	25,178,102	—

End of period	$31,990,088	$32,078,250	$25,178,102

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$31,338,122	$5,229,831	$25,075,000

Total change in net assets resulting from capital transactions	$31,338,122	$5,229,831	$25,075,000

SHARE TRANSACTIONS:
Issued	1,250,000	100,000	500,000

Net increase in shares from share transactions	1,250,000	100,000	500,000

(a)	Commencement of operations was March 12, 2019.
(b)	Commencement of operations was January 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

	JPMorgan Corporate Bond Research Enhanced ETF		JPMorgan Global Bond Opportunities ETF
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$521,469	$218,413	$3,246,224	$6,692,618
Net realized gain (loss)	315,813	36,262	2,808,514	271,962
Change in net unrealized appreciation/depreciation	2,121,590	509,173	5,144,350	(3,291,415)

Change in net assets resulting from operations	2,958,872	763,848	11,199,088	3,673,165

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(521,780)	(218,355)	(2,143,418)	(9,983,877)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,312,338	25,050,000	5,063,035	35,033,711

NET ASSETS:
Change in net assets	3,749,430	25,595,493	14,118,705	28,722,999
Beginning of period	25,595,493	—	180,357,231	151,634,232

End of period	$29,344,923	$25,595,493	$194,475,936	$180,357,231

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,312,338	$25,050,000	$5,063,035	$35,033,711
Cost of shares redeemed	—	—	—	—

Total change in net assets resulting from capital transactions	$1,312,338	$25,050,000	$5,063,035	$35,033,711

SHARE TRANSACTIONS:
Issued	25,000	500,000	100,000	700,000
Redeemed	—	—	—	—

Net increase in shares from share transactions	25,000	500,000	100,000	700,000

(a)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)		JPMorgan Municipal ETF
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,943,511	$6,940,696	$399,029	$249,211
Net realized gain (loss)	(254,834)	(876,971)	408,334	99,242
Change in net unrealized appreciation/depreciation	4,802,656	742,057	1,295,917	909,793

Change in net assets resulting from operations	8,491,333	6,805,782	2,103,280	1,258,246

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(4,034,980)	(7,004,942)	(398,244)	(248,805)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,080,738	49,578,237	2,672,489	30,144,117

NET ASSETS:
Change in net assets	9,537,091	49,379,077	4,377,525	31,153,558
Beginning of period	154,570,385	105,191,308	31,153,558	—

End of period	$164,107,476	$154,570,385	$35,531,083	$31,153,558

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$5,080,738	$64,284,563	$13,354,178	$30,144,117
Cost of shares redeemed	—	(14,706,326)	(10,681,689)	—

Total change in net assets resulting from capital transactions	$5,080,738	$49,578,237	$2,672,489	$30,144,117

SHARE TRANSACTIONS:
Issued	100,000	1,300,000	250,000	600,000
Redeemed	—	(300,000)	(200,000)	—

Net increase in shares from share transactions	100,000	1,000,000	50,000	600,000

(a)	Commencement of operations was October 29, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Aggregate Bond ETF		JPMorgan Ultra-Short Income ETF
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,335,265	$345,419	$101,536,779	$68,227,290
Net realized gain (loss)	798,940	22,161	1,627,200	198,669
Change in net unrealized appreciation/depreciation	8,949,466	119,461	22,950,067	2,890,875

Change in net assets resulting from operations	12,083,671	487,041	126,114,046	71,316,834

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,342,087)	(336,622)	(101,555,326)	(68,093,896)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	81,387,243	98,579,663	2,649,730,635	5,499,788,071

NET ASSETS:
Change in net assets	91,128,827	98,730,082	2,674,289,355	5,503,011,009
Beginning of period	98,730,082	—	5,703,062,275	200,051,266

End of period	$189,858,909	$98,730,082	$8,377,351,630	$5,703,062,275

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$103,466,673	$98,579,663	$2,876,883,673	$5,574,934,056
Cost of shares redeemed	(22,079,430)	—	(227,153,038)	(75,145,985)

Total change in net assets resulting from capital transactions	$81,387,243	$98,579,663	$2,649,730,635	$5,499,788,071

SHARE TRANSACTIONS:
Issued	4,000,000	3,900,000	57,100,000	111,100,000
Redeemed	(850,000)	—	(4,500,000)	(1,500,000)

Net increase in shares from share transactions	3,150,000	3,900,000	52,600,000	109,600,000

(a)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Ultra-Short Municipal Income ETF		JPMorgan USD Emerging Markets Sovereign Bond ETF
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$790,694	$264,520	$1,538,575	$2,624,577
Net realized gain (loss)	(245)	186	(48,951)	(840,894)
Change in net unrealized appreciation/depreciation	348,582	134,833	4,379,683	(334,291)

Change in net assets resulting from operations	1,139,031	399,539	5,869,307	1,449,392

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(794,107)	(263,039)	(1,541,215)	(2,651,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	65,524,685	57,663,091	—	9,265,211

NET ASSETS:
Change in net assets	65,869,609	57,799,591	4,328,092	8,062,818
Beginning of period	57,799,591	—	61,776,747	53,713,929

End of period	$123,669,200	$57,799,591	$66,104,839	$61,776,747

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$68,042,902	$57,663,091	$—	$9,265,211
Cost of shares redeemed	(2,518,217)	—	—	—

Total change in net assets resulting from capital transactions	$65,524,685	$57,663,091	$—	$9,265,211

SHARE TRANSACTIONS:
Issued	1,350,000	1,150,000	—	200,000
Redeemed	(50,000)	—	—	—

Net increase in shares from share transactions	1,300,000	1,150,000	—	200,000

(a)	Commencement of operations was October 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
March 12, 2019 (f) through August 31, 2019 (Unaudited)	$25.00	$0.30	$0.59		$0.89	$(0.30)	$—		$(0.30)

JPMorgan Core Plus Bond ETF
Six Months Ended August 31, 2019 (Unaudited)	50.36	0.76	3.10		3.86	(0.76)	—		(0.76)
January 28, 2019 (f) through February 28, 2019	50.00	0.13	0.36		0.49	(0.13)	—		(0.13)

JPMorgan Corporate Bond Research Enhanced ETF
Six Months Ended August 31, 2019 (Unaudited)	51.19	1.00	4.71		5.71	(1.00)	—		(1.00)
December 12, 2018 (f) through February 28, 2019	50.00	0.44	1.19		1.63	(0.44)	—		(0.44)

JPMorgan Global Bond Opportunities ETF
Six Months Ended August 31, 2019 (Unaudited)	48.75	0.87	2.13		3.00	(0.57)	—		(0.57)
Year Ended February 28, 2019	50.54	1.94	(0.97)		0.97	(2.56)	(0.20)		(2.76)
April 5, 2017 (f) through February 28, 2018	50.00	1.83	0.05	(k)	1.88	(1.34)	—		(1.34)

JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)
Six Months Ended August 31, 2019 (Unaudited)	49.86	1.25	1.44		2.69	(1.27)	—		(1.27)
Year Ended February 28, 2019	50.09	2.47	(0.23)		2.24	(2.47)	—		(2.47)
Year Ended February 28, 2018	50.96	2.44	(0.92)		1.52	(2.39)	—		(2.39)
September 14, 2016 (f) through February 28, 2017	50.00	1.14	0.96		2.10	(1.14)	—	(j)	(1.14)

JPMorgan Municipal ETF
Six Months Ended August 31, 2019 (Unaudited)	51.92	0.64	2.75		3.39	(0.65)	—		(0.65)
October 29, 2018 (f) through February 28, 2019	50.00	0.46	1.90		2.36	(0.44)	—		(0.44)

JPMorgan U.S. Aggregate Bond ETF
Six Months Ended August 31, 2019 (Unaudited)	25.32	0.38	1.60		1.98	(0.37)	—		(0.37)
December 12, 2018 (f) through February 28, 2019	25.00	0.18	0.29		0.47	(0.15)	—		(0.15)

JPMorgan Ultra-Short Income ETF
Six Months Ended August 31, 2019 (Unaudited)	50.20	0.72	0.19		0.91	(0.70)	—		(0.70)
Year Ended February 28, 2019	50.01	1.37	(0.04	)(k)	1.33	(1.14)	—		(1.14)
May 17, 2017 (f) through February 28, 2018	50.00	0.70	(0.08)		0.62	(0.61)	—		(0.61)

JPMorgan Ultra-Short Municipal Income ETF
Six Months Ended August 31, 2019 (Unaudited)	50.26	0.43	0.20		0.63	(0.41)	—		(0.41)
October 16, 2018 (f) through February 28, 2019	50.00	0.35	0.23		0.58	(0.32)	—		(0.32)

JPMorgan USD Emerging Markets Sovereign Bond ETF
Six Months Ended August 31, 2019 (Unaudited)	47.52	1.18	3.34		4.52	(1.19)	—		(1.19)
Year Ended February 28, 2019	48.83	2.31	(1.30)		1.01	(2.32)	—		(2.32)
January 29, 2018 (f) through February 28, 2018	50.00	0.19	(1.21)		(1.02)	(0.15)	—		(0.15)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business for the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, Global Bond Opportunities ETF, High Yield Research Enhanced ETF, Municipal ETF, Ultra-Short Municipal Income ETF and Ultra-Short Income ETF on the Cboe BZX Exchange, Inc. and on the NYSE Arca, Inc. for the Corporate Bond Research Enhanced ETF, U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF.

(f)	Commencement of operations.
(g)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Amount rounds to less than 0.5%.
(j)	Amount rounds to less than $0.005.
(k)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Ratios /Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$25.59	$25.61	3.56%	3.64	%(g)	$31,990,088	0.05%		2.49%	0.05%		18%

53.46	53.57	7.71	7.68		32,078,250	0.38	(h)	2.91	0.94	(h)	77
50.36	50.48	0.97	1.21	(g)	25,178,102	0.38	(h)	2.96	5.38	(h)	—	(i)

55.90	56.00	11.26	11.21		29,344,923	0.14	(h)	3.74	0.80	(h)	39
51.19	51.30	3.26	3.48	(g)	25,595,493	0.14	(h)	3.98	2.13	(h)	12

51.18	51.33	6.18	6.32		194,475,936	0.54		3.46	0.77		40
48.75	48.83	2.09	2.13		180,357,231	0.54		3.92	0.82		73
50.54	50.60	3.76	3.88	(g)	151,634,232	0.53	(h)	3.98	1.10	(h)	52

51.28	51.36	5.46	5.71		164,107,476	0.40		4.90	0.51		15
49.86	49.82	4.66	4.00		154,570,385	0.40		5.01	0.57		23
50.09	50.36	3.00	3.12		105,191,308	0.40		4.78	0.98		23
50.96	51.16	4.24	4.64	(g)	30,574,068	0.39	(h)	4.99	1.74	(h)	8

54.66	54.68	6.56	6.42		35,531,083	0.24	(h)	2.40	0.90	(h)	34
51.92	52.01	4.74	4.92	(g)	31,153,558	0.23	(h)	2.65	1.06	(h)	15

26.93	27.00	7.88	8.07		189,858,909	0.07	(h)	2.92	0.29	(h)	34
25.32	25.34	1.90	1.98	(g)	98,730,082	0.07	(h)	3.26	1.14	(h)	53

50.41	50.43	1.83	1.81		8,377,351,630	0.18		2.83	0.25		17
50.20	50.23	2.68	2.66		5,703,062,275	0.17		2.74	0.28		43
50.01	50.05	1.25	1.33	(g)	200,051,266	0.16	(h)	1.77	0.55	(h)	25

50.48	50.51	1.26	1.26		123,669,200	0.18	(h)	1.70	0.46	(h)	97
50.26	50.29	1.16	1.22	(g)	57,799,591	0.17	(h)	1.88	0.79	(h)	61

50.85	51.11	9.62	9.94		66,104,839	0.39		4.82	0.68		25
47.52	47.62	2.29	2.23		61,776,747	0.39		4.96	0.87		28
48.83	48.95	(2.03)	(1.79	)(g)	53,713,929	0.35	(h)	4.79	2.74	(h)	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversification Classification
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan Global Bond Opportunities ETF	Diversified
JPMorgan High Yield Research Enhanced ETF*	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

*	Effective September 9, 2019, JPMorgan Disciplined High Yield ETF changed its name to JPMorgan High Yield Research Enhanced ETF.

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “BetaBuilders 1-5 Year U.S. Aggregate Bond ETF”) commenced operations on March 12, 2019. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Barclays Short-Term U.S. Aggregate Bond Index.

JPMorgan Core Plus Bond ETF (the “Core Plus Bond ETF”) commenced operations on January 28, 2019. The investment objective of the Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

JPMorgan Corporate Bond Research Enhanced ETF (the “Corporate Bond Research Enhanced ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek to provide total return.

The investment objective of JPMorgan High Yield Research Enhanced ETF (the “High Yield Research Enhanced ETF”) is to seek to provide a high level of income with capital appreciation as a secondary objective.

The investment objective of JPMorgan Global Bond Opportunities ETF (the “Global Bond Opportunities ETF”) is to seek to provide total return.

JPMorgan Municipal ETF (the “Municipal ETF”) commenced operations on October 29, 2018. The investment objective of the Fund is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

JPMorgan U.S. Aggregate Bond ETF (the “U.S. Aggregate Bond ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek long-term total return.

The investment objective of JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) is to seek to provide current income while seeking to maintain a low volatility of principal.

JPMorgan Ultra-Short Municipal Income ETF (the “Ultra-Short Municipal Income ETF”) commenced operations on October 16, 2018. The investment objective of the Fund is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) commenced operations on January 29, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Shares of each Fund are listed and traded at market price on an exchange as follows:

Listing Exchange
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	Cboe BZX Exchange, Inc.
Core Plus Bond ETF	Cboe BZX Exchange, Inc.
Corporate Bond Research Enhanced ETF	NYSE Arca, Inc.
Global Bond Opportunities ETF	Cboe BZX Exchange, Inc.
High Yield Research Enhanced ETF	Cboe BZX Exchange, Inc.
Municipal ETF	Cboe BZX Exchange, Inc.
U.S. Aggregate Bond ETF	NYSE Arca, Inc.
Ultra-Short Income ETF	Cboe BZX Exchange, Inc.
Ultra-Short Municipal Income ETF	Cboe BZX Exchange, Inc.
USD Emerging Markets Sovereign Bond ETF	NYSE Arca, Inc.

Market prices for the Funds’ shares may be different from their net asset value (“NAV”).

The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	50,000
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
Global Bond Opportunities ETF	100,000
High Yield Research Enhanced ETF	100,000
Municipal ETF	50,000
U.S. Aggregate Bond ETF	50,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding exchange traded funds (“ETFs”) ( “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Global Bond Opportunities ETF at August 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$351,696	$—	$351,696
Commercial Mortgage-Backed Securities	—	583,650	36,183	619,833
Corporate Bonds	—	8,032,766	—	8,032,766
Foreign Government Securities	—	438,694	—	438,694
Mortgage-Backed Securities	—	2,149,549	—	2,149,549
Municipal Bonds	—	43,562	—	43,562
Supranational	—	920,079	—	920,079
U.S. Government Agency Securities	—	723,597	—	723,597
U.S. Treasury Obligations	—	18,480,217	—	18,480,217
Short-Term Investments
Investment Companies	184,514	—	—	184,514

Total Investments in Securities	$184,514	$31,723,810	$36,183	$31,944,507

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Core Plus Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$3,642,583	$561,161		$4,203,744
Collateralized Mortgage Obligations	—	1,988,925	—		1,988,925
Commercial Mortgage-Backed Securities	—	1,970,863	—		1,970,863
Convertible Bonds	—	1,840	—		1,840
Corporate Bonds	—	8,438,928	—		8,438,928
Mortgage-Backed Securities	—	5,616,848	—		5,616,848
Preferred Stocks	—	3,179	—		3,179
U.S. Treasury Obligations	—	4,812,181	—		4,812,181
Short-Term Investments
Investment Companies	1,751,366	—	—		1,751,366
U.S. Treasury Obligations	—	3,536,279	—		3,536,279

Total Short-Term Investments	1,751,366	3,536,279	—		5,287,645

Total Investments in Securities	$1,751,366	$30,011,626	$561,161	*	$32,324,153

Appreciation in Other Financial Instruments
Futures Contracts	$11,329	$—	$—		$11,329

Depreciation in Other Financial Instruments
Futures Contracts	$(829)	$—	$—		$(829)

Corporate Bond Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$50,881	$—	$50,881
Corporate Bonds	—	28,524,782	—	28,524,782
U.S. Treasury Obligations	—	335,446	—	335,446
Short-Term Investments
Investment Companies	298,084	—	—	298,084

Total Investments in Securities	$298,084	$28,911,109	$—	$29,209,193

Appreciation in Other Financial Instruments
Futures Contracts	$2,056	$—	$—	$2,056

Depreciation in Other Financial Instruments
Futures Contracts	$(3,533)	$—	$—	$(3,533)

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Global Bond Opportunities ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$754,268	$346,452		$1,100,720
United States	—	9,636,722	4,061,649		13,698,371

Total Asset-Backed Securities	—	10,390,990	4,408,101		14,799,091

Collateralized Mortgage Obligations
United States	—	6,838,811	153,348		6,992,159
Other Collateralized Mortgage Obligations	—	442,168	—		442,168

Total Collateralized Mortgage Obligations	—	7,280,979	153,348		7,434,327

Commercial Mortgage-Backed Securities
United States	—	8,202,589	3,281,009		11,483,598
Corporate Bonds
United States	—	45,840,526	—	(a)	45,840,526
Other Corporate Bonds	—	42,772,834	—		42,772,834

Total Corporate Bonds	—	88,613,360	—	(a)	88,613,360

Mortgage-Backed Securities	—	6,746,953	—		6,746,953
Foreign Government Securities	—	49,761,979	—		49,761,979
U.S. Treasury Obligations	—	2,302,641	—		2,302,641
Warrants	—	86	—		86
Short-Term Investments
Foreign Government Treasury Bills	—	1,754,470	—		1,754,470
Investment Companies	5,760,227	—	—		5,760,227

Total Short-Term Investments	5,760,227	1,754,470	—		7,514,697

Total Investments in Securities	$5,760,227	$175,054,047	$7,842,458		$188,656,732

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,585,903	$—		$1,585,903
Futures Contracts	393,231	—	—		393,231

Total Appreciation in Other Financial Instruments	$393,231	$1,585,903	$—		$1,979,134

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(520,726)	$—		$(520,726)
Futures Contracts	(1,021,137)	—	—		(1,021,137)
Swaps	—	(157,558)	—		(157,558)

Total Depreciation in Other Financial Instruments	$(1,021,137)	$(678,284)	$—		$(1,699,421)

High Yield Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Wireless Telecommunication Services	$—	$6,630,507	$—	(a)	$6,630,507
Other Corporate Bonds	—	152,727,659	—		152,727,659

Total Corporate Bonds	—	159,358,166	—	(a)	159,358,166

Short-Term Investments
Investment Companies	3,167,845	—	—		3,167,845
Investment of cash collateral from securities loaned	2,057,978	—	—		2,057,978

Total Investments in Securities	$5,225,823	$159,358,166	$—	(a)	$164,583,989

190	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Municipal ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$933,602	$34,835,325	$—	$35,768,927

U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$837,510	$—	$837,510
Commercial Mortgage-Backed Securities	—	3,623,070	215,498	3,838,568
Corporate Bonds	—	48,808,117	—	48,808,117
Foreign Government Securities	—	3,182,077	—	3,182,077
Mortgage-Backed Securities	—	50,656,937	—	50,656,937
Municipal Bonds	—	1,254,471	—	1,254,471
Supranational	—	2,512,334	—	2,512,334
U.S. Government Agency Securities	—	2,378,633	—	2,378,633
U.S. Treasury Obligations	—	75,231,184	—	75,231,184
Short-Term Investments
Investment Companies	503,250	—	—	503,250

Total Investments in Securities	$503,250	$188,484,333	$215,498	$189,203,081

Ultra-Short Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$922,912,478	$10,562,798	$933,475,276
Certificates of Deposit	—	104,960,998	—	104,960,998
Commercial Mortgage-Backed Securities	—	51,268,522	—	51,268,522
Corporate Bonds	—	5,430,143,382	—	5,430,143,382
Foreign Government Securities	—	200,586	—	200,586
U.S. Treasury Obligations	—	523,060,158	—	523,060,158
Short-Term Investments
Certificates of Deposit	—	312,853,577	—	312,853,577
Commercial Paper	—	491,619,042	—	491,619,042
Investment Companies	343,725,884	—	—	343,725,884
Repurchase Agreements	—	161,000,000	—	161,000,000

Total Short-Term Investments	343,725,884	965,472,619	—	1,309,198,503

Investment of cash collateral from securities loaned	7,021,090	—	—	7,021,090

Total Investments in Securities	$350,746,974	$7,998,018,743	$10,562,798	$8,359,328,515

Ultra-Short Municipal Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,682,541	$121,966,367	$—	$123,648,908

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	191

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

USD Emerging Markets Sovereign Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds	$—	$8,743,972	$—	$8,743,972
Foreign Government Securities	—	56,308,354	—	56,308,354
Short-Term Investments
Investment Companies	256,588	—	—	256,588
Investment of cash collateral from securities loaned	676,237	—	—	676,237

Total Investments in Securities	$932,825	$65,052,326	$—	$65,985,151

(a)	Value is zero.
(b)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

*

Level 3 securities are valued by brokers and pricing services. At August 31, 2019, the value of these securities was $561,161. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2019 for Global Bond Opportunities ETF.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the six months ended August 31, 2019 for Core Plus Bond ETF.

There were no transfers into and out of level 3 for the six months ended August 31, 2019 for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, High Yield Research Enhanced ETF, Municipal ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF, Ultra-Short Municipal Income ETF and USD Emerging Markets Sovereign Bond ETF.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Core Plus Bond ETF	Balance as of February 28, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$—	$1,853	$16,691	$12	$131,016	$(272,520)	$684,109	$—	$561,161

Global Bond Opportunities ETF	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$425,781		$(1,269)	$(1,882)	$(6)	$—	$(76,172)	$—	$—	$346,452
Asset-Backed Securities — United States	4,653,873		2,118	42,951	(309)	649,983	(1,524,835)	394,517	(156,649)	4,061,649
Collateralized Mortgage Obligations — United States	—		—	3,355	—	149,993	—	—	—	153,348
Commercial Mortgage-Backed Securities — United States	2,809,277		(1,723)	61,488	1,196	249,977	(629,270)	790,064	—	3,281,009
Corporate Bonds — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Grand Total	$7,888,931		$(874)	$105,912	$881	$1,049,953	$(2,230,277)	$1,184,581	$(156,649)	$7,842,458

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

192	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3) were as follows:

Core Plus Bond ETF	$16,691
Global Bond Opportunities ETF	102,055

Global Bond Opportunities ETF

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,061,649	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (17.12%)
			Constant Default Rate	0.00% - 3.01% (0.46%)
			Yield (Discount Rate of Cash Flows)	2.09% - 5.96% (4.17%)

Asset-Backed Securities	4,061,649

	3,070,288	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (8.03%)
			Constant Default Rate	0.00% - 2.00% (0.16%)
			Yield (Discount Rate of Cash Flows)	2.35% - 102.31% (8.11%)

Commercial Mortgage-Backed Securities	3,070,288

	153,348	Discounted Cash Flow	Constant Prepayment Rate	20.00% (20.00%)
			Yield (Discount Rate of Cash Flows)	3.39% (3.39%)

Commercial Mortgage Obligations	153,348

Total	$7,285,285

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was $557,173. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, U.S. Aggregate Bond ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Core Plus Bond ETF, U.S. Aggregate Bond ETF and Ultra-Short Municipal Income ETF had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities (“SAL”). The values of these securities held at August 31, 2019 are detailed on the SOIs.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	193

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

E. Derivatives — The Funds used derivative instruments including futures and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the SAL.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes (1) — (3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — The Core Bond Plus ETF, Corporate Bond Research Enhanced ETF and Global Bond Opportunities ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Global Bond Opportunities ETF may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign

194	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Global Bond Opportunities ETF engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the SAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the SAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the SAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the SAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the SOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund, otherwise the cash collateral is included on the SAL as Restricted cash.

Credit Default Swaps

The Global Bond Opportunities ETF entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	195

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

4. Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the SAL:

Core Plus Bond ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$11,329

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(829)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

Corporate Bond Research Enhanced ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$2,056

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(3,533)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

Global Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$285,349	$285,349
Foreign exchange contracts	Receivables	—	1,585,903	—	—	1,585,903
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	393,231	—	—	—	393,231

Total		$393,231	$1,585,903	$—	$285,349	$2,264,483

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(1,126,016)	$(12,793)	$(1,138,809)
Foreign exchange contracts	Payables	—	(520,726)	—	—	(520,726)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(1,021,137)	—	—	—	(1,021,137)

Total		$(1,021,137)	$(520,726)	$(1,126,016)	$(12,793)	$(2,680,672)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

196	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019.

Global Bond Opportunities ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Barclays Bank plc	$207,181	$(14,812)	$—	$192,369
BNP Paribas	39,456	(39,456)	—	—
Citibank, NA	245,016	(76,328)	—	168,688
Credit Suisse International	10,144	(7,083)	—	3,061
Deutsche Bank AG	5,710	—	—	5,710
Goldman Sachs International	1,135,609	(226,414)	—	909,195
HSBC Bank, NA	172,351	(6,778)	—	165,573
Merrill Lynch International	5,989	(5,989)	—	—
State Street Corp.	49,051	(49,051)	—	—
TD Bank Financial Group	745	(745)	—	—

Total	$1,871,252	$(426,656)	$—	$1,444,596

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due to Counterparty (not less than zero)
Barclays Bank plc	$14,812	$(14,812)	$—	$—
BNP Paribas	61,629	(39,456)	—	22,173
Citibank, NA	76,328	(76,328)	—	—
Credit Suisse International	7,083	(7,083)	—	—
Goldman Sachs International	226,414	(226,414)	—	—
HSBC Bank, NA	6,778	(6,778)	—	—
Merrill Lynch International	6,280	(5,989)	—	291
Royal Bank of Canada	3,406	—	—	3,406
State Street Corp.	123,852	(49,051)	—	74,801
TD Bank Financial Group	6,937	(745)	—	6,192

Total	$533,519	$(426,656)	$—	$106,863

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the SAL.

The following tables present the effect of derivatives on the SOP for the period ended August 31, 2019, by primary underlying risk exposure:

Core Plus Bond ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$179,376

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$13,684

Corporate Bond Research Enhanced ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(70,151)

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	197

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,108)

Global Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(69,108)	$(69,108)
Foreign exchange contracts	—	2,176,844	—	2,176,844
Interest rate contracts	(460,374)	—	—	(460,374)

Total	$(460,374)	$2,176,844	$(69,108)	$1,647,362

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(157,558)	$(157,558)
Foreign exchange contracts	—	474,173	—	474,173
Interest rate contracts	(374,115)	—	—	(374,115)

Total	$(374,115)	$474,173	$(157,558)	$(57,500)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the period ended August 31, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond ETF		Corporate Bond Research Enhanced ETF	Global Bond Opportunities ETF
Futures Contracts — Interest:
Average Notional Balance Long	$4,003,227		$1,228,079	$32,661,612
Average Notional Balance Short	518,625	(a)	1,298,691	94,497,589
Ending Notional Balance Long	6,873,203		1,576,859	24,702,682
Ending Notional Balance Short	527,125		1,397,375	74,741,370

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—		—	36,229,943
Average Settlement Value Sold	—		—	103,621,722
Ending Settlement Value Purchased	—		—	43,106,540
Ending Settlement Value Sold	—		—	119,786,494

Credit Default Swaps:
Average Notional Balance — Buy Protection	—		—	8,732,179	(b)
Ending Notional Balance — Buy Protection	—		—	18,053,421

(a)	For the period July 1, 2019 through August 31, 2019.
(b)	For the period March 1, 2019 through August 31, 2019.

The Funds’ derivatives contracts held at August 31, 2019 are not accounted for as hedging instruments under GAAP.

F. Securities Lending — The Funds, except Global Bond Opportunities ETF, are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to

198	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SALs. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of August 31, 2019.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
High Yield Research Enhanced ETF	$1,987,184	$(1,987,184)	$—
Ultra-Short Income ETF	6,807,353	(6,807,353)	—
USD Emerging Markets Sovereign Bond ETF	656,831	(656,831)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows:

Core Plus Bond ETF	$12
High Yield Research Enhanced ETF	1,397
U.S. Aggregate Bond ETF	4
Ultra-Short Income ETF	416
USD Emerging Markets Sovereign Bond ETF	205

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, Municipal ETF and Ultra-Short Municipal Income ETF did not lend out any securities during the period ended August 31, 2019.

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	199

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

For the period ended August 31, 2019
Security Description	Value at March 12, 2019 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	$—	$1,742,179	$1,557,665	$—	$—	$184,514	184,514	$723		$—

Core Plus Bond ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$2,078,531	$2,078,531	$—	$—	$—	—	$342	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	6,071,775	14,373,896	18,694,305	—	—	1,751,366	1,751,366	30,099		—

	$6,071,775	$16,452,427	$20,772,836	$—	$—	$1,751,366		$30,441		$—

Corporate Bond Research Enhanced ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	$307,539	$4,394,314	$4,403,769	$—	$—	$298,084	298,084	$2,495		$—

Global Bond Opportunities ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	$10,805,532	$42,662,981	$47,708,286	$—	$—	$5,760,227	5,760,227	$57,742		$—

200	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

High Yield Research Enhanced ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (b) (c)	$4,202,920	$16,031,643	$18,176,585	$—	$—	$2,057,978	2,057,978	$43,753	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	2,621,250	17,142,488	16,595,893	—	—	3,167,845	3,167,845	24,472		—

Total	$6,824,170	$33,174,131	$34,772,478	$—	$—	$5,225,823		$68,225		$—

Municipal ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (b) (c)	$1,050,773	$26,800,424	$26,918,387	$700	$92	$933,602	933,508	$10,934		$—

U.S. Aggregate Bond ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$98,065	$98,065	$—	$—	$—	—	$125	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	337,456	31,200,250	31,034,456	—	—	503,250	503,250	7,651		—

Total	$337,456	$31,298,315	$31,132,521	$—	$—	$503,250		$7,776		$—

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	201

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Ultra-Short Income ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (b) (c)	$—	$2,000,000	$—	$—	$—	$2,000,000	1,999,800	$4,885	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (b) (c)	—	18,217,493	13,196,403	—	—	5,021,090	5,021,090	15,940	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	150,351,796	2,389,366,487	2,195,992,399	—	—	343,725,884	343,725,884	1,669,656		—

Total	$150,351,796	$2,409,583,980	$2,209,188,802	$—	$—	$350,746,974		$1,690,481		$—

Ultra-Short Municipal Income ETF

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (b) (c)	$146,947	$76,922,276	$75,387,040	$348	$10	$1,682,541	1,682,373	$14,570		$—

USD Emerging Markets Sovereign Bond ETF
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (b) (c)	$—	$2,614,820	$1,938,583	$—	$—	$676,237	676,237	$6,976	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b) (c)	353,654	2,863,400	2,960,466	—	—	256,588	256,588	2,611		—

Total	$353,654	$5,478,220	$4,899,049	$—	$—	$932,825		$9,587		$—

(a)	Commencement of operations was March 12, 2019.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of August 31, 2019.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

202	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

I. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Total offering costs incurred were as follows:

Core Plus Bond ETF	$10,733
Corporate Bond Research Enhanced ETF	15,480
Municipal ETF	16,242
U.S. Aggregate Bond ETF	22,802
Ultra-Short Municipal Income ETF	18,516

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the SOP. For the six months ended August 31, 2019, total offering costs amortized were:

Core Plus Bond ETF	$5,411
Corporate Bond Research Enhanced ETF	7,888
Municipal ETF	8,277
U.S. Aggregate Bond ETF	11,619
Ultra-Short Municipal Income ETF	9,436

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

K. Allocation of Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	203

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Fund	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Core Plus Bond ETF	$(70)	$70
Corporate Bond Research Enhanced ETF	(28)	28
Global Bond Opportunities ETF	(282,217)	282,217
High Yield Research Enhanced ETF	(238,372)	238,372
Municipal ETF	532	(532)
U.S. Aggregate Bond ETF	(73)	73
Ultra-Short Income ETF	(74,493)	74,493
Ultra-Short Municipal Income ETF	421	(421)
USD Emerging Markets Sovereign Bond ETF	(164)	164

In August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement for all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, and a Management Agreement for the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, the Adviser manages the investments of each Fund. For such services, the Adviser is paid an investment advisory fee which is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	0.05%
Core Plus Bond ETF	0.30
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.55
High Yield Research Enhanced ETF	0.30
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.15
Ultra-Short Municipal Income ETF	0.15
USD Emerging Markets Sovereign Bond ETF	0.32

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement for all Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of each Fund’s respective average daily net assets. The Administrator also provides administration services to the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF pursuant to the Management Agreement for that Fund; the Administrator is compensated as described in Note 3.A.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, which is paid as described in Note 3.A, for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period ended August 31, 2019, the Funds paid no transfer agency fees to JPMCB.

204	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions. For the period ended August 31, 2019, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Core Plus Bond ETF	$100
Corporate Bond Research Enhanced ETF	300
Global Bond Opportunities ETF	1,100
High Yield Research Enhanced ETF	200
Municipal ETF	1,800
U.S. Aggregate Bond ETF	2,100
Ultra-Short Income ETF	7,950
Ultra-Short Municipal Income ETF	4,600

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Collateral Management Fees — JPMCB provides derivatives collateral management services for Global Bond Opportunities ETF. The amount paid directly to JPMCB by the Fund for the services is included in Collateral management fees on the Statements of Operations.

E. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Expense Cap
Core Plus Bond ETF	0.40%
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.55
High Yield Research Enhanced ETF	0.40
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

The expense limitation agreements were in effect for the period ended August 31, 2019 and are in place until at least June 30, 2022. For the period ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Core Plus Bond ETF	$38,873	$10,349	$49,222	$27,710
Corporate Bond Research Enhanced ETF	19,317	10,470	29,787	65,440
Global Bond Opportunities ETF	130,276	70,512	200,788	—
High Yield Research Enhanced ETF	53,102	35,401	88,503	—
Municipal ETF	39,005	12,477	51,482	59,460
U.S. Aggregate Bond ETF	55,199	59,904	115,103	62,333
Ultra-Short Income ETF	1,395,940	930,627	2,326,567	—
Ultra-Short Municipal Income ETF	68,100	34,909	103,009	24,808
USD Emerging Markets Sovereign Bond ETF	68,462	24,005	92,467	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). For each Fund, except the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, the Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses of the affiliated money market funds on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. For BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, these waivers are covered under the Management Agreement as described in Note 3.A.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	205

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The amounts of these waivers resulting from investments in these money market funds for the period ended August 31, 2019 were as follows:

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$44
Core Plus Bond ETF	2,523
Corporate Bond Research Enhanced ETF	227
Global Bond Opportunities ETF	5,965
High Yield Research Enhanced ETF	2,149
Municipal ETF	922
U.S. Aggregate Bond ETF	711
Ultra-Short Income ETF	122,943
Ultra-Short Municipal Income ETF	1,719
USD Emerging Markets Sovereign Bond ETF	267

F. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, excluding the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

During the six months ended August 31, 2019, the High Yield Research Enhanced ETF and Global Bond Opportunities ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

H. Management Fee — Under the Management Agreement, JPMIM is responsible for substantially all expenses of the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, except for the management fees, payments under the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF’s business. Additionally, the BetaBuilders 1-5 Year U.S. Aggregate Bond ETF shall be responsible for its non-operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

Effective November 1, 2019, the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement for each Fund will be replaced by a Management Agreement. Under the Management Agreement, JPMIM is responsible for substantially all expenses of each Fund, except for the management fees, payments under a Fund’s 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, the costs of any securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of each Fund’s business. Additionally, each Fund shall be responsible for its non-operating expenses, including brokerage commissions and fees and expense associated with a Fund’s securities lending program, if applicable. For the avoidance of doubt, the Adviser’s payment of such expenses may be accomplished through a Fund’s payment of such expenses and a corresponding reduction in the fee payable to the Adviser, provided, however, that if the amount of expenses paid by a Fund exceeds the fee payable to the Adviser, the Adviser will reimburse that Fund for such amount. The management fee is accrued daily and paid no more frequently than monthly based on each Fund’s respective average daily net assets at following rate:

Core Plus Bond ETF	0.40%
Corporate Bond Research Enhanced ETF	0.14
Global Bond Opportunities ETF	0.50
High Yield Research Enhanced ETF	0.40
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

206	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

4. Investment Transactions

During the period ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$15,617,143	$2,613,332	$20,638,346	$2,587,145
Core Plus Bond ETF	20,430,313	18,033,866	8,713	9,426
Corporate Bond Research Enhanced ETF	9,841,559	8,519,497	1,795,038	2,054,390
Global Bond Opportunities ETF	77,355,645	70,401,246	—	—
High Yield Research Enhanced ETF	27,210,813	22,962,676	—	—
Municipal ETF	14,139,693	11,101,409	—	—
U.S. Aggregate Bond ETF	86,408,793	38,438,150	46,166,043	13,533,672
Ultra-Short Income ETF	2,765,618,786	910,902,287	256,217,633	—
Ultra-Short Municipal Income ETF	115,067,728	64,388,000	—	—
USD Emerging Markets Sovereign Bond ETF	15,563,637	15,498,337	—	—

For the period ended August 31, 2019, there were no in-kind transactions associated with creations and redemptions.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	$31,320,073	$625,628	$1,194	$624,434
Core Plus Bond ETF	30,855,970	1,528,612	49,929	1,478,683
Corporate Bond Research Enhanced ETF	26,576,925	2,634,431	3,640	2,630,791
Global Bond Opportunities ETF	184,906,436	8,010,867	4,676,760	3,334,107
High Yield Research Enhanced ETF	160,954,518	5,171,225	1,541,754	3,629,471
Municipal ETF	33,563,749	2,205,337	159	2,205,178
U.S. Aggregate Bond ETF	180,134,081	9,091,331	22,331	9,069,000
Ultra-Short Income ETF	8,333,696,108	26,293,898	661,491	25,632,407
Ultra-Short Municipal Income ETF	123,165,914	484,106	1,112	482,994
USD Emerging Markets Sovereign Bond ETF	63,266,409	3,392,505	673,763	2,718,742

As of February 28, 2019, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Bond Opportunities ETF	$1,184,197	$415,777
High Yield Research Enhanced ETF	278,732	77,763
USD Emerging Markets Sovereign Bond ETF	662,337	—

Net capital losses and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the Funds deferred to March 1, 2019 the following net capital losses and specified ordinary losses of:

	Net Capital Losses		Specified Ordinary Losses
	Short-Term	Long-Term
Global Bond Opportunities ETF	$931,655	$1,099,030	$566,558
High Yield Research Enhanced ETF	361,803	188,246	—
Ultra-Short Income ETF	—	19,191	—
USD Emerging Markets Sovereign Bond ETF	123,967	3,736	—

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding and act as executing or clearing broker for investment transactions

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	207

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, Corporate Bond Research Enhanced ETF, Global Bond Opportunities ETF, High Yield Research Enhanced ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and USD Emerging Markets Sovereign Bond ETF, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2019, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	78%
Core Plus Bond ETF	82
Corporate Bond Research Enhanced ETF	94
Global Bond Opportunities ETF	34
Municipal ETF	77
USD Emerging Markets Sovereign Bond ETF	77

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Core Plus Bond ETF, Global Bond Opportunities ETF, U.S. Aggregate Bond ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The High Yield Research Enhanced ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Global Bond Opportunities ETF’s and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Global Bond Opportunities ETF is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swaps, forward foreign currency exchange contracts and TBA securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as

208	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

BetaBuilders 1-5 Year U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF may not track the return of their underlying index for a number of reasons and therefore may not achieve their investment objective. For example, the Funds incur a number of operating expenses not applicable to their underlying index, and incur cost in buying and selling securities, especially when rebalancing the Funds’ securities holdings to reflect changes in the composition of the underlying index. In addition, each Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Funds’ return may differ from the return of the underlying index.

8. Subsequent Event

Effective September 9, 2019, the contractual expense limitation for High Yield Research Enhanced ETF was decreased from 0.40% to 0.24%.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	209

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds excluding BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, you incur two types of ongoing costs: (1) transaction costs, including brokerage commissions on your purchases and sales of Fund shares and (2) ongoing costs, including , investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. As a shareholder of BetaBuilders 1-5 Year U.S. Aggregate Bond ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund Shares and (2) ongoing costs, primarily management fees. The examples assume that you had a $1,000 investment at the beginning of the reporting period, March 1, 2019 and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
Actual (1)	$1,000.00	$1,035.60	0.05%	$0.24
Hypothetical (2)	1,000.00	1,024.89	0.05	0.25

JPMorgan Core Plus Bond ETF
Actual (2)	1,000.00	1,077.10	0.38	1.98
Hypothetical (2)	1,000.00	1,023.23	0.38	1.93

JPMorgan Corporate Bond Research Enhanced ETF
Actual (2)	1,000.00	1,112.60	0.14	0.74
Hypothetical (2)	1,000.00	1,024.43	0.14	0.71

JPMorgan Global Bond Opportunities ETF
Actual (2)	1,000.00	1,061.80	0.54	2.80
Hypothetical (2)	1,000.00	1,022.42	0.54	2.75

JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF)
Actual (2)	1,000.00	1,054.60	0.40	2.07
Hypothetical (2)	1,000.00	1,023.13	0.40	2.03

JPMorgan Municipal ETF
Actual (2)	1,000.00	1,065.60	0.24	1.25
Hypothetical (2)	1,000.00	1,023.93	0.24	1.22

JPMorgan U.S. Aggregate Bond ETF
Actual (2)	1,000.00	1,078.80	0.07	0.37
Hypothetical (2)	1,000.00	1,024.78	0.07	0.36

JPMorgan Ultra-Short Income ETF
Actual (2)	1,000.00	1,018.30	0.18	0.91
Hypothetical (2)	1,000.00	1,024.23	0.18	0.92

JPMorgan Ultra-Short Municipal Income ETF
Actual (2)	1,000.00	1,012.60	0.18	0.91
Hypothetical (2)	1,000.00	1,024.23	0.18	0.92

210	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period

JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual (2)	$1,000.00	$1,096.20	0.39%	$2.05
Hypothetical (2)	1,000.00	1,023.18	0.39	1.98

(1)

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 173/366 (to reflect the one-half year period). Commencement of operations was March 12, 2019.

(2)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	211

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

J.P. Morgan Exchange-Traded Trust (the “Trust”) held a special meeting of shareholders on August 22, 2019, for the purpose of considering and voting upon the approval of a new Management Agreement with J.P. Morgan Investment Management Inc. which will implement a unitary fee structure for each of the Funds covered by this report, except for BetaBuilders 1-5 Year U.S. Aggregate Bond ETF.

The new Management Agreement was approved by shareholders of JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan USD Emerging Markets Sovereign Bond ETF and JPMorgan Ultra-Short Municipal Income ETF.

The results of the voting for these Funds were as follows:

JPMorgan Core Plus Bond ETF

Votes Received
For	25,717,878
Against	—
Abstain	157

JPMorgan Corporate Bond Research Enhanced ETF

Votes Received
For	26,908,567
Against	—
Abstain	—

JPMorgan Global Bond Opportunities ETF

Votes Received
For	100,974,942
Against	69,713
Abstain	179,607

JPMorgan Municipal ETF

Votes Received
For	27,036,940
Against	6,696
Abstain	429

JPMorgan USD Emerging Markets Sovereign Bond ETF

Votes Received
For	52,518,785
Against	—
Abstain	895

JPMorgan Ultra-Short Municipal Income ETF

Votes Received
For	56,910,324
Against	103,725
Abstain	592,737

For JPMorgan High Yield Research Enhanced ETF (formerly known as JPMorgan Disciplined High Yield ETF), JPMorgan U.S. Aggregate Bond ETF and JPMorgan Ultra-Short Income ETF, the August 22, 2019 meeting was adjourned to September 17, 2019 to allow shareholders of these Funds additional time to vote on the proposal.

212	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

The results of the voting for these Funds as of August 22, 2019, were as follows:

JPMorgan High Yield Research Enhanced ETF

Votes Received
For	47,664,885
Against	302,497
Abstain	4,991,285

JPMorgan U.S. Aggregate Bond ETF

Votes Received
For	46,031,554
Against	144,894
Abstain	4,450,007

JPMorgan Ultra-Short Income ETF

Votes Received
For	3,364,497,185
Against	16,941,568
Abstain	193,573,446

The new Management Agreement was approved by shareholders of JPMorgan Ultra-Short Income ETF when the special meeting reconvened on September 17, 2019.

The results of the voting on September 17, 2019, were as follows:

JPMorgan Ultra-Short Income ETF

Votes Received
For	3,532,417,335
Against	20,539,221
Abstain	249,821,958

For JPMorgan High Yield Research Enhanced ETF and JPMorgan U.S. Aggregate Bond ETF, the September 17, 2019 meeting was adjourned to October 10, 2019 to allow shareholders of these Funds additional time to vote on the proposal.

The results of the voting as of September 17, 2019, were as follows:

JPMorgan High Yield Research Enhanced ETF

Votes Received
For	63,917,801
Against	532,770
Abstain	12,510,377

JPMorgan U.S. Aggregate Bond ETF

Votes Received
For	47,656,457
Against	182,520
Abstain	4,894,536

The new Management Agreement was approved by shareholders of JPMorgan High Yield Research Enhanced ETF and JPMorgan U.S. Aggregate Bond ETF when the special meeting reconvened on October 10, 2019.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	213

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

The results of the voting on October 10, 2019 were as follows:

JPMorgan High Yield Research Enhanced ETF

Votes Received
For	73,172,216
Against	682,508
Abstain	16,389,484

JPMorgan U.S. Aggregate Bond ETF

Votes Received
For	75,726,344
Against	182,520
Abstain	8,201,400

214	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

On March 5-6, 2019, the Board of Trustees held in-person meetings and approved the initial management agreement (the “Management Agreement”) for the JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF (the “Fund”). The Management Agreement was approved by a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Management Agreement or any of their affiliates. In connection with the approval of the Management Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Management Agreement, the Trustees reviewed the Management Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Management Agreement. They also considered information they received from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Management Agreement in executive session with independent legal counsel at which no representatives of the Adviser were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Management Agreement. The Trustees considered information provided with respect to the Fund and the approval of the Management Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Management Agreement was fair and reasonable and that initial approval of the Management Agreement was in the best interests of the Fund and its potential shareholders.

Summarized below are the material factors considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the initial Management Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the Management Agreement, as well as other relevant information furnished for the Trustees, regarding the nature, extend, and quality of services provided by the adviser. Among other things, the Trustees considered the background and experience of the Adviser’s senior management and investment personnel. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy for the Fund, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the Trust’s other fund offerings, and how it will be positioned against peer funds, as identified by management and/or Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data. Further, the Trustees considered the administration services to be provided by the Adviser under the Management Agreement.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Fund. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

The Trustees also considered the benefits the Adviser is expected to receive as the result of JPMorgan Chase Bank, N.A.’s roles as custodian, fund accountant and transfer agent for the Fund.

Investment Performance

The Trustees considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered that under the Management Agreement, the Adviser will provide advisory and administrative services and will be responsible for substantially all of the expenses of the Fund (“unitary fee structure”). The Trustees considered the contractual management fee rate that will be paid by the Fund to the Adviser and compared the rate to information prepared by Broadridge, providing management fee rates paid by other funds in the same Broadridge category as the Fund.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	215

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also compared the management fee for the Fund to fees charged to mutual funds with similar investment objectives or in similar asset classes managed by the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A., an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund.

The Trustees noted that the Fund’s proposed management fee was in line with identified peer funds. The Trustees also noted that because the Fund was not yet operational, no profitability information was available. After considering the factors identified above and other factors, in light of the information, the Trustees concluded that the Fund’s proposed management fee was reasonable.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed unitary management fee schedule for the Fund does not contain breakpoints. The Trustees also considered that shareholders would benefit because expenses would be limited even when the Fund was new and not achieving economies of scale. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale are achieved, but also that they would have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. After considering the factors identified above, the Trustees concluded that the Fund’s shareholders will receive the benefits of potential economies of scale.

216	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan High Yield Research Enhanced ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Funds. At the June 11-12, 2019 quarterly Board meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Trustees”), approved the new Management Agreement on behalf of each Fund. The Board also recommended that the Fund’s shareholders approve the Management Agreement. Such approval was recently obtained, and the agreement will take effect November 1, 2019.

As part of their review of the Management Agreement, the Trustees considered and reviewed information received from the Adviser about the proposed changes to the advisory agreements to convert them to a “unitary fee” structure. They also considered information received in connection with the December 2018 board meeting when the Trustees last approved the Investment Advisory Agreement for certain Funds. This included comprehensive information concerning the nature and quality of services provided by the Adviser, “fall-out” benefits received by the Adviser, and information on profitability and performance of the Funds. For new Funds (for which the Investment Advisory Agreement has not been reapproved), information provided by the Adviser when each of these Funds was initially approved was considered. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12, 2019 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practice, the potential impact on the Funds, and related matters. Before voting on the Management Agreement, the Trustees reviewed the agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreement. The Trustees also discussed the Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Trustees in determining whether to approve Management Agreement is provided below.

The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under the Management Agreement was fair and reasonable and that the approval of the Management Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the Management Agreement on behalf of each Fund, the Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its Investment Advisory and Administration Agreements, as well as those that will be provided under the Management Agreement. They also considered management’s representation that the services provided to the Funds will not change as a result of the transition to the unitary fee structure. The Trustees also took into account information furnished throughout the year at Trustee meetings, including consideration of the background and experience of JPMIM’s senior management and the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered each Fund’s investment strategy, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategies of the Funds, how they fit within the Trust’s fund offerings, and how each Fund is positioned against peer funds, as identified by management and/or Broadridge Investor Communication Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry in general. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	217

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds, particularly those benefits potentially impacted by the implementation of the unitary fee structure. The Trustees also considered the benefits the Adviser receives as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”) roles as custodian, fund accountant and transfer agent for the Funds.

The Trustees considered that adopting the Management Agreement would benefit the Adviser by bringing the Funds in line with industry practice, which could potentially improve their marketability and ultimately increase the Adviser’s assets under management.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the actual profitability to the Adviser and its affiliates with respect to the Management Agreement is not available (because the Management Agreement is not yet in effect), the Trustees received and considered information regarding the profitability to the Adviser in providing services to each Fund when renewing the Investment Advisory Agreement for each applicable Fund. In conjunction with the consideration of the Management Agreement, the Trustees also considered that the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure. The Trustees reviewed and discussed the profitability information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered the fees that the Adviser earned from the Funds for providing administrative services. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund. It was noted that under the new fee structure, JPMIM will be responsible for providing the administrative services under the Management Agreement and for paying JPMCB for the services that it provides.

The Trustees also considered the fact that because each Fund’s total expense ratio would decrease, or stay the same, the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure under the Management Agreement. They also noted, however, that if Fund assets increase, Fund fees will not necessarily decrease even if the Fund and JPMIM achieve economies of scale. In this regard, the Trustees noted that after the Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract review process.

Based on these considerations and other factors, the Trustees concluded that the projected profitability to the Adviser under the Management Agreement would not be unreasonable in light of the anticipated services and benefits provided to each Fund under the new fee structure.

Economies of Scale

In connection with its review of the Investment Advisory Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Trustees noted that the management fees and other expenses paid by the Funds under the Management Agreement would be the same as or less than the amounts the Funds would have paid under the prior structure, which involved the Investment Advisory and Administration Agreements operating in conjunction with a terminable expense limitation agreement. The Trustees further considered that shareholders would benefit because expenses would be limited even when Funds are new or if assets decreased. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. In this regard, the Trustees noted that after the Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract renewal process.

218	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Investment Performance

Except with respect to the JPMorgan Core Plus Bond ETF which commenced operations in January 2019, the Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds and benchmark indexes (for actively managed Funds) and a comparison of Fund performance against the index the Fund seeks to track (for Funds managed against an index). Performance for each applicable Fund was considered by the Board in approving the continuation of the applicable Fund’s Investment Advisory Agreement in December 2018 and is also reviewed by the Trustees at regular Board Meetings. After considering such information, the Trustees concluded that the prospects for competitive future performance were acceptable.

For JPMorgan Core Plus Bond ETF, the Board considered the Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, as well as the fact that the Fund had recently commenced operations, and concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered the contractual unitary management fee rate that will be paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees also considered additional fund comparisons proposed by the Adviser. The Trustees also considered information comparing the management fee for the Fund to the expense ratios of mutual funds with similar investment objectives or in similar asset classes managed by the Adviser.

The Trustees noted that each Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, the Trustees concluded that the proposed management fees were reasonable.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Management Agreement are fair and reasonable; (b) concluded that the proposed fees were reasonable in light of the services that the Adviser will provide to each Fund; and (c) approved the Management Agreement.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	219

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-FIETF-819

Semi-Annual Report

J.P. Morgan Exchange-Traded Funds

August 31, 2019 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund’s electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

OCTOBER 10, 2019 (Unaudited)

Dear Shareholder,

The upward trajectory of JPMorgan Exchange-Traded Funds’ growth has continued in 2019. So far this year, we’ve increased our assets under management to more than $27 billion; placing J.P. Morgan as a top five provider in ETF flows as of the end of September 2019.1 We continue to offer an expanding suite of liquid and transparent solutions for building well-diversified, well-priced portfolios. J.P. Morgan is proud to provide ETFs that can help each investor achieve their goals.

“Amid changing market environments, we believe that investors should have all the tools to build a diversified ETF portfolio — J.P. Morgan ETFs span asset classes, management styles and portfolio needs to help investors build portfolios that endure over market cycles.”

While our ETF business has been progressing, the U.S. economic expansion slowed but remained above global growth trends through the six months ended August 31, 2019. U.S. equity and bond markets provided positive returns amid growth in corporate profits and continued strength in consumer spending. In July, the U.S. Federal Reserve cut interest rates for the first time in more than a decade, which provided further support for both equity and bond prices. However, a slowing global economy and a sharp increase in reciprocal trade tariffs between the U.S. and China led to increased volatility in financial markets and downward pressure on asset prices in August. For the six months, the S&P 500 returned 6.15% and the Bloomberg Barclays U.S. Aggregate Index returned 8.02%.

Amid an uncertain macro backdrop, we believe diversification is key — both across and within asset classes. For investors looking to diversify from traditional equity and fixed income markets, real estate investment trusts (REITs) have historically offered attractive yield and diversification benefits compared to other asset classes. Considering our current low rate environment, I’m pleased to report our JPMorgan BetaBuilders MSCI US REIT ETF (BBRE) provided a positive return for the six months ended August 31, 2019 and offered a 30 day SEC Yield of 3.73% (3.59% unsubsidized) as of September 30, 2019.

We are proud to bring a range of investment solutions to help you navigate a changing market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Joanna M. Gallegos

President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

1	Bloomberg L.P., September 30, 2019.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders MSCI US REIT ETF Net Asset Value*	9.51%
Market Price**	9.47%
MSCI US REIT Index	9.57%

Net Assets as of 8/31/2019	$634,157,491

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index made up of the stocks of publicly traded equity REITs. Using a passive investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE MARKET PERFORM?

The real estate sector equity largely provided positive returns and outperformed the broader U.S. equity market during the reporting period. REITs benefitted from falling interest rates in 2019 as well as from investors seeking higher yielding assets.

For the six months ended August 31, 2019, the S&P 500 Index returned 6.15% and the MSCI US REIT Index returned 9.57%.

HOW DID THE FUND PERFORM?

For the six months ended August 31, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the specialized and residential REIT sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the retail and hotel & resort REIT sectors were leading detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the specialized and residential REIT sectors and the smallest allocations were in the diversified and the hotel & resorts REIT sectors.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Prologis, Inc.	5.3%
2.	Equinix, Inc.	4.7
3.	Simon Property Group, Inc.	4.7
4.	Public Storage	4.2
5.	Welltower, Inc.	3.7
6.	Equity Residential	3.2
7.	AvalonBay Communities, Inc.	3.0
8.	Ventas, Inc.	2.7
9.	Digital Realty Trust, Inc.	2.6
10.	Realty Income Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR****
Apartments	23.7%
Industrial	16.8
Health Care	12.7
Office	11.9
Storage	9.5
Diversified	8.6
Shopping Centers	5.5
Regional Malls	5.5
Hotels	4.9
Investment of cash collateral from securities loaned	0.7
Short-Term Investments	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $88.08 as of August 31, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the reporting period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $88.06 as of August 31, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019 (Unaudited)
	INCEPTION DATE	SIX MONTHS*	1 YEAR	SINCE INCEPTION
Net Asset Value	June 15, 2018	9.51%	11.98%	16.09%
Market Price		9.47%	18.82%	16.07%

*	Not annualized.

LIFE OF FUND PERFORMANCE (6/15/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Index from June 15, 2018 to August 31, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of U.S. equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded U.S. equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain Specialized REITs. Specialized REITs that may be included in the Underlying Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

Investments	Shares	Value ($)
COMMON STOCKS — 99.8%

Apartments — 23.8%
Agree Realty Corp., REIT	24,878	1,858,138
American Campus Communities, Inc., REIT	88,785	4,126,727
American Homes 4 Rent, Class A, REIT	174,126	4,454,143
Apartment Investment & Management Co., Class A, REIT	96,269	4,909,719
AvalonBay Communities, Inc., REIT	90,174	19,167,385
Camden Property Trust, REIT	62,537	6,769,630
Equity LifeStyle Properties, Inc., REIT	55,266	7,445,435
Equity Residential, REIT	239,684	20,315,616
Essential Properties Realty Trust, Inc., REIT	47,173	1,071,299
Essex Property Trust, Inc., REIT	42,516	13,658,690
Front Yard Residential Corp., REIT	32,951	365,427
Getty Realty Corp., REIT	22,537	715,775
Independence Realty Trust, Inc., REIT	58,114	808,366
Investors Real Estate Trust, REIT	7,598	526,161
Invitation Homes, Inc., REIT	288,656	8,301,747
Mid-America Apartment Communities, Inc., REIT	73,740	9,341,383
National Retail Properties, Inc., REIT	105,227	5,908,496
NexPoint Residential Trust, Inc., REIT	12,229	567,426
Preferred Apartment Communities, Inc., Class A, REIT	28,040	377,418
Realty Income Corp., REIT	204,715	15,110,014
Spirit Realty Capital, Inc., REIT	63,935	3,065,044
STORE Capital Corp., REIT	132,196	4,991,721
Sun Communities, Inc., REIT	58,657	8,669,505
UDR, Inc., REIT	182,285	8,782,491

		151,307,756

Diversified — 8.7%
Alexander & Baldwin, Inc., REIT	44,330	1,014,714
American Assets Trust, Inc., REIT	31,622	1,481,807
American Finance Trust, Inc., REIT (a)	68,711	822,471
Armada Hoffler Properties, Inc., REIT	33,912	588,034
Colony Capital, Inc., REIT	298,077	1,341,347
CoreCivic, Inc., REIT	77,015	1,305,404
CorePoint Lodging, Inc., REIT	26,334	239,639
Cousins Properties, Inc., REIT	94,024	3,262,633
Duke Realty Corp., REIT	232,499	7,735,242
EPR Properties, REIT	48,842	3,821,887
Four Corners Property Trust, Inc., REIT	44,252	1,260,739
Gaming and Leisure Properties, Inc., REIT	131,913	5,160,437
GEO Group, Inc. (The), REIT	78,401	1,345,361
Gladstone Commercial Corp., REIT	19,594	444,196
Global Net Lease, Inc., REIT	54,229	1,040,112
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	41,304	1,141,230
iStar, Inc., REIT	41,844	535,603
Lexington Realty Trust, REIT	136,739	1,420,718
NorthStar Realty Europe Corp., REIT	26,031	440,705
One Liberty Properties, Inc., REIT	9,548	255,695
PS Business Parks, Inc., REIT	13,299	2,388,633
Spirit MTA REIT, REIT	27,920	234,528

Investments	Shares	Value ($)

Diversified — continued
UMH Properties, Inc., REIT	23,004	295,831
VICI Properties, Inc., REIT	265,629	5,886,339
Washington REIT, REIT	51,775	1,371,520
Whitestone REIT, REIT	23,181	287,908
WP Carey, Inc., REIT	110,228	9,898,474

		55,021,207

Health Care — 12.8%
CareTrust REIT, Inc., REIT	61,834	1,471,031
Community Healthcare Trust, Inc., REIT	11,588	494,112
HCP, Inc., REIT	309,198	10,732,262
Healthcare Realty Trust, Inc., REIT	83,581	2,777,397
Healthcare Trust of America, Inc., Class A, REIT	132,676	3,762,691
LTC Properties, Inc., REIT	25,702	1,254,258
Medical Properties Trust, Inc., REIT	284,356	5,286,178
National Health Investors, Inc., REIT	27,944	2,318,234
New Senior Investment Group, Inc., REIT	53,184	332,400
Omega Healthcare Investors, Inc., REIT	138,772	5,645,245
Physicians Realty Trust, REIT	119,851	2,075,819
Sabra Health Care REIT, Inc., REIT	116,111	2,510,320
Senior Housing Properties Trust, REIT	153,781	1,305,601
Universal Health Realty Income Trust, REIT	8,443	816,354
Ventas, Inc., REIT	231,831	17,014,077
Welltower, Inc., REIT	261,936	23,458,988

		81,254,967

Hotels — 5.0%
Apple Hospitality REIT, Inc., REIT	137,576	2,191,586
Ashford Hospitality Trust, Inc., REIT	62,704	175,571
Braemar Hotels & Resorts, Inc., REIT	18,080	165,794
Chatham Lodging Trust, REIT	30,132	499,890
Chesapeake Lodging Trust, REIT	39,301	1,012,001
DiamondRock Hospitality Co., REIT	130,304	1,233,979
Hersha Hospitality Trust, REIT	24,103	335,032
Hospitality Properties Trust, REIT	106,366	2,567,675
Host Hotels & Resorts, Inc., REIT	479,260	7,687,330
MGM Growth Properties LLC, Class A, REIT	58,555	1,805,836
Park Hotels & Resorts, Inc., REIT	130,398	3,070,873
Pebblebrook Hotel Trust, REIT	84,497	2,278,884
RLJ Lodging Trust, REIT	112,329	1,820,853
Ryman Hospitality Properties, Inc., REIT	31,613	2,518,291
Summit Hotel Properties, Inc., REIT	67,973	758,579
Sunstone Hotel Investors, Inc., REIT	147,892	1,943,301
Xenia Hotels & Resorts, Inc., REIT	72,864	1,472,581

		31,538,056

Industrial — 16.9%
CoreSite Realty Corp., REIT	23,870	2,773,217
CyrusOne, Inc., REIT	73,205	5,377,639
Digital Realty Trust, Inc., REIT	134,734	16,657,164
EastGroup Properties, Inc., REIT	23,781	2,961,210
Equinix, Inc., REIT	54,385	30,253,288

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Investments	Shares	Value ($)
COMMON STOCKS — continued

Industrial — continued
First Industrial Realty Trust, Inc., REIT	81,818	3,186,811
Industrial Logistics Properties Trust, REIT	42,092	900,348
Innovative Industrial Properties, Inc., REIT (a)	7,185	640,615
Liberty Property Trust, REIT	95,915	4,999,090
Monmouth Real Estate Investment Corp., REIT	57,882	759,412
Prologis, Inc., REIT	408,043	34,120,556
STAG Industrial, Inc., REIT	81,278	2,363,564
Terreno Realty Corp., REIT	40,838	2,064,769

		107,057,683

Office — 12.0%
Alexandria Real Estate Equities, Inc., REIT	73,059	10,947,160
Boston Properties, Inc., REIT	99,953	12,835,964
Brandywine Realty Trust, REIT	113,943	1,635,082
Columbia Property Trust, Inc., REIT	75,599	1,617,063
Corporate Office Properties Trust, REIT	72,391	2,091,376
Douglas Emmett, Inc., REIT	104,639	4,415,766
Easterly Government Properties, Inc., REIT	44,005	904,303
Empire State Realty Trust, Inc., Class A, REIT	96,802	1,361,036
Equity Commonwealth, REIT	78,856	2,654,293
Franklin Street Properties Corp., REIT	69,367	525,108
Highwoods Properties, Inc., REIT	67,077	2,898,397
Hudson Pacific Properties, Inc., REIT	99,864	3,395,376
JBG SMITH Properties, REIT	82,402	3,152,700
Kilroy Realty Corp., REIT	65,320	5,085,815
Mack-Cali Realty Corp., REIT	58,438	1,190,382
Office Properties Income Trust, REIT	31,108	843,338
Paramount Group, Inc., REIT	121,337	1,599,222
Piedmont Office Realty Trust, Inc., Class A, REIT (a)	81,244	1,603,757
SL Green Realty Corp., REIT	54,543	4,375,439
VEREIT, Inc., REIT	629,600	6,138,600
Vornado Realty Trust, REIT	111,063	6,715,980

		75,986,157

Regional Malls — 5.5%
Macerich Co. (The), REIT	73,093	2,085,343
Pennsylvania REIT, REIT (a)	47,553	244,423
Simon Property Group, Inc., REIT	199,873	29,769,085
Tanger Factory Outlet Centers, Inc., REIT (a)	60,867	860,659
Taubman Centers, Inc., REIT	39,561	1,544,857
Washington Prime Group, Inc., REIT(a)	120,640	389,667

		34,894,034

Shopping Centers — 5.5%
Acadia Realty Trust, REIT	53,542	1,464,374
Alexander’s, Inc., REIT	1,484	560,314
Brixmor Property Group, Inc., REIT	192,754	3,552,456
Cedar Realty Trust, Inc., REIT	57,588	136,484
Federal Realty Investment Trust, REIT	48,451	6,260,354

Investments	Shares	Value ($)

Shopping Centers — continued
Kimco Realty Corp., REIT	273,006	5,017,850
Kite Realty Group Trust, REIT	54,289	775,790
Regency Centers Corp., REIT	108,092	6,973,015
Retail Opportunity Investments Corp., REIT	73,948	1,294,829
Retail Properties of America, Inc., Class A, REIT	138,165	1,569,554
Retail Value, Inc., REIT	9,858	364,647
RPT Realty, REIT	51,971	618,455
Saul Centers, Inc., REIT	8,853	444,686
Seritage Growth Properties, Class A, REIT (a)	21,930	857,244
SITE Centers Corp., REIT	93,426	1,294,884
Urban Edge Properties, REIT	77,880	1,363,679
Urstadt Biddle Properties, Inc., Class A, REIT	19,348	406,115
Weingarten Realty Investors, REIT	79,049	2,094,008

		35,048,738

Storage — 9.6%
Americold Realty Trust, REIT	117,704	4,286,780
CubeSmart, REIT	121,912	4,375,422
Extra Space Storage, Inc., REIT	82,442	10,051,329
Iron Mountain, Inc., REIT	185,569	5,910,373
Life Storage, Inc., REIT	30,169	3,196,707
National Storage Affiliates Trust, REIT	36,799	1,231,295
Public Storage, REIT	101,606	26,899,172
QTS Realty Trust, Inc., Class A, REIT	35,802	1,756,446
Rexford Industrial Realty, Inc., REIT	67,297	2,973,854

		60,681,378

TOTAL COMMON STOCKS (Cost $611,433,522)		632,789,976

SHORT-TERM INVESTMENTS — 0.2%

INVESTMENT COMPANIES — 0.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (b)(c) (Cost $1,025,580)	1,025,580	1,025,580

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED — 0.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (b)(c) (Cost $4,679,849)	4,679,849	4,679,849

Total Investments—100.7% (Cost $617,138,951)		638,495,405
Liabilities in Excess of Other Assets — (0.7)%		(4,337,914)

Net Assets — 100.0%		$634,157,491

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Abbreviations
REIT	RealEstate Investment Trust
(a)	Thesecurity or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is $4,360,525.
(b)	Investmentin an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of August 31, 2019.

Futures contracts outstanding as of August 31, 2019:
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
DJ US Real Estate Index	33	09/2019	USD	1,196,910	32,078

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
ASSETS:
Investments in non-affiliates, at value	$632,789,976
Investments in affiliates, at value	1,025,580
Investments of cash collateral received from securities loaned, at value (See Note 2.D.)	4,679,849
Restricted cash	4,800
Deposits at broker for futures contracts	82,000
Prepaid expenses	687
Receivables:
Dividends from non-affiliates	346,865
Dividends from affiliates	1,199
Securities lending income (See Note 2.D.)	2,768
Variation margin on futures contracts	330
Due from Adviser	1,430

Total Assets	638,935,484

LIABILITIES:
Payables:
Due to custodian	9,580
Collateral received on securities loaned (See Note 2.D.)	4,679,849
Accrued liabilities:
Administration fees	30,433
Custodian, Accounting and Transfer Agent fees	10,711
Trustees’ and Chief Compliance Officer’s fees	505
Professional fees	33,211
Other	13,704

Total Liabilities	4,777,993

Net Assets	$634,157,491

NET ASSETS:
Paid-in-Capital	$603,828,510
Total distributable earnings (loss)	30,328,981

Total Net Assets	$634,157,491

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	7,200,000

Net asset value, per share	$88.08

Cost of investments in non-affiliates	$611,433,522
Cost of investments in affiliates	1,025,580
Investment securities on loan, at value (See Note 2.D.)	4,360,525
Cost of investment of cash collateral (See Note 2.D.)	4,679,849

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

JPMorgan BetaBuilders MSCI US REIT ETF
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,513,336
Dividend income from affiliates	8,137
Interest income from non-affiliates	835
Income from securities lending (net) (See Note 2.D.)	9,430

Total investment income	3,531,738

EXPENSES:
Investment advisory fees (See Note 3.A.)	171,106
Administration fees (See Note 3.B.)	106,940
Professional fees	24,694
Trustees’ and Chief Compliance Officer’s fees	2,504
Printing and mailing costs	5,838
Registration and filing fees	7,556
Custodian, Accounting and Transfer Agent fees (See Note 3.C.)	25,516
Insurance expense	627
Offering costs (See Note 2.F.)	4,660
Other	1,493

Total expenses	350,934

Less fee waived (See Note 3.D.)	(183,444)
Less expense reimbursements from non-affiliates (See Note 3.C.)	(9,600)

Net expenses	157,890

Net investment income (loss)	3,373,848

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	657,251
In-kind redemptions of investments in non-affiliates	6,403,231
Futures contracts	80,379

Net realized gain (loss)	7,140,861

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	14,896,763
Futures contracts	(15,946)

Change in net unrealized appreciation/depreciation	14,880,817

Net realized/unrealized gains (losses)	22,021,678

Change in net assets resulting from operations	$25,395,526

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan BetaBuilders MSCI US REIT ETF
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,373,848	$2,151,788
Net realized gain (loss)	7,140,861	1,203,906
Change in net unrealized appreciation/depreciation	14,880,817	6,507,715

Change in net assets resulting from operations	25,395,526	9,863,409

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(2,479,344)	(1,574,130)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	475,212,385	127,739,645

NET ASSETS:
Change in net assets	498,128,567	136,028,924
Beginning of period	136,028,924	—

End of period	$634,157,491	$136,028,924

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$518,119,946	$141,407,612
Cost of shares redeemed	(42,907,561)	(13,667,967)

Total change in net assets resulting from capital transactions	$475,212,385	$127,739,645

SHARE TRANSACTIONS:
Issued	6,025,000	1,850,000
Redeemed	(500,000)	(175,000)

Net increase in shares from share transactions	5,525,000	1,675,000

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

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AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

JPMorgan BetaBuilders MSCI US REIT ETF
Six Months Ended August 31, 2019 (Unaudited)	$81.21	$1.01	$6.67	$7.68	$(0.81)	$—	$(0.81)
June 15, 2018 (h) through February 28, 2019	75.67	1.85	5.10	6.95	(1.35)	(0.06)	(1.41)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc.

(f)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$88.08	$88.06	9.51%	9.47%		$634,157,491	0.11	%(g)	2.35%	0.24	%(g)	3%
81.21	81.22	9.40	9.41	(f)	136,028,924	0.11	(g)	3.37	0.40	(g)	5

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or the “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded at market price on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units”.

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted if the Fund has sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.

Investments in open-end investment companies excluding Exchange-Traded Funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$638,495,405	$—	$—	$638,495,405

Appreciation in Other Financial Instruments
Futures Contracts (a)	$32,078	$—	$—	$32,078

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of August 31, 2019, the Fund had no investments in restricted securities.

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities (“SAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2019: Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$933,050
Ending Notional Balance Long	1,196,910

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Securities Lending — Effective June 18, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Fund as of August 31, 2019.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$4,360,525	$(4,360,525)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $415. JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	$132,381	$21,862,980	$17,315,512	$—	$—	$4,679,849	4,679,849	$22,916	*	$—

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a)(b)	$1,275,554	$12,348,508	$12,598,482	$—	$—	$1,025,580	1,025,580	$8,137	$—

Total	$1,407,935	$34,211,488	$29,913,994	$—	$—	$5,705,429		$31,053	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Offering and Organizational Costs — Total offering costs of $16,048 incurred in connection with the offering of shares of the Fund is amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the six months ended August 31, 2019, total offering costs amortized were $4,660.

Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the SOP.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns since inception remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. New Accounting Pronouncement — In August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.12% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.075% of the Fund’s net assets. Prior to January 1, 2019, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.085% of the Fund’s average daily net assets.

The Administrator waived administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Fund. The amount paid directly to JPMCB by the Fund for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the six months ended August 31, 2019, the Fund paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the six months ended August 31, 2019, the amount of transaction fees paid by the Authorized Participants to the Fund that were used to reimburse custodian fees were $9,600.

Such amounts are included in expense reimbursements from non-affiliates on the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed 0.11% of the Fund’s average daily net assets.

The expense limitation agreement is in effect for the six months ended August 31, 2019 and the current agreement is in place until at least June 30, 2022.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total
$109,577	$73,052	$182,629

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds, except for investments of securities lending collateral.

The amount of the waivers resulting from investments in the money market fund for the six months ended August 31, 2019 was $815.

E. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

G. Management Fee — Effective November 1, 2019, the Investment Advisory Agreement, Administration Agreement and Expense Limitation Agreement were replaced by a Management Agreement. Under the Management Agreement, JPMIM is responsible for substantially all expenses of the Fund, except for the management fees, payments under the Funds 12b-1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, the costs of any securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. If the amount of expenses paid by the Fund exceeds the fee payable to the Adviser, the Adviser will reimburse the Fund for such amount. The management fee is accrued daily and paid no more frequently than monthly at an annual rate of 0.11% of the Fund’s average daily net assets.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$18,815,484	$8,867,582

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

For the six months ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:

In-Kind Creations	In-Kind Redemptions
$509,566,515	$42,380,725

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$617,138,951	$32,193,494	$10,804,962	$21,388,532

At February 28, 2019, the Fund did not have any net capital loss carryforwards.

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding and act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

Because the Fund may invest a significant portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on your purchase and sales of Fund shares and (2) ongoing costs, including investment advisory fees, administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period March 1, 2019 and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period (1)
JPMorgan BetaBuilders MSCI US REIT ETF
Actual	$1,000.00	$1,095.10	0.11%	$0.58
Hypothetical	1,000.00	1,024.58	0.11	0.56

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

J.P. Morgan Exchange-Traded Trust (the “Trust”) held a special meeting of shareholders on August 22, 2019, for the purpose of considering and voting upon the approval of a new Management Agreement with J.P. Morgan Investment Management Inc. which will implement a unitary fee structure.

The new Management Agreement was approved by shareholders of the Fund.

The results of the voting were as follows:

Votes Received
For	329,196,766
Against	3,175
Abstain	106,074

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board meets regularly throughout the year and considers factors that are relevant to its consideration of investment advisory agreements at each meeting. The Board also meets for the specific purpose of considering approvals of amendments to and new investment advisory agreements for the Fund. At the June 11-12, 2019 quarterly Board meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, Adviser or any of its affiliates (“Independent Trustees”), approved the new Management Agreement on behalf of the Fund. The Board also recommended that the Fund’s shareholders approve the Management Agreement. Such approval was recently obtained, and the agreement will take effect November 1, 2019.

As part of their review of the Management Agreement, the Trustees considered and reviewed information received from the Adviser about the proposed changes to the Fund’s Investment Advisory Agreement to convert it to a “unitary fee” structure. They also considered information received in connection with the March 2018 Board meeting when the Trustees initially approved the Investment Advisory Agreement for the Fund. This included comprehensive information concerning the nature and quality of services provided by the Adviser and potential “fall-out” benefits expected to be received by the Adviser. The Board noted that the possibility of proposing a unitary fee had been raised by the Adviser at an earlier meeting, and that prior to the June 11-12, 2019 meeting, the Adviser and the Board had several discussions about unitary fees generally, industry practice, the potential impact on the Fund, and related matters. Before voting on the Management Agreement, the Trustees reviewed the agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Management Agreement. The Trustees also discussed the Management Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. A summary of the material factors evaluated by the Trustees in determining whether to approve Management Agreement is provided below.

The Trustees considered information provided with respect to the Fund over the course of the year, as well as the materials furnished specifically in connection with this approval process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the Management Agreement was fair and reasonable and that the approval of the Management Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the Management Agreement on behalf of the Fund, the Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under its Investment Advisory and Administration Agreements, as well as those that will be provided under the Management Agreement. They also considered management’s representation that the services provided to the Fund will not change as a result of the transition to the unitary fee structure. The Trustees also took into account information furnished throughout the year at Trustee meetings, including consideration of the background and experience of JPMIM’s senior management and the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the Fund’s investment strategy, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategies of the Fund, how they fit within the Trust’s fund offerings, and how the Fund is positioned against peer funds, as identified by management and/or Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry in general. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Fund, particularly those benefits potentially impacted by the implementation of the unitary fee structure. The Trustees also considered the benefits the Adviser receives as the result of JPMorgan Chase Bank, N.A.’s (“JPMCB”) roles as custodian, fund accountant and transfer agent for the Fund.

AUGUST 31, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees considered that adopting the Management Agreement would benefit the Adviser by bringing the Fund in line with industry practice, which could potentially improve their marketability and ultimately increase the Adviser’s assets under management.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees considered the fees that the Adviser earned from the Fund for providing investment advisory and administrative services and that because the Fund was relatively new, it was not likely to be profitable under the Investment Advisory Agreement. The Trustees also considered the fees paid to JPMCB, also an affiliate of the Adviser, for custody, transfer agency and other related services for the Fund. It was noted that under the new fee structure, JPMIM will be responsible for providing the administrative services under the Management Agreement and for paying JPMCB for the services that it provides.

The Trustees also considered the fact that because the Fund’s total expense ratio would stay the same, the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure under the new Management Agreement. They also noted, however, that if the Fund’s assets increase, Fund fees will not necessarily decrease even if the Fund and JPMIM achieve economies of scale. In this regard, the Trustees noted that after the Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract review process.

Based on these considerations and other factors noted above, the Trustees concluded that the projected profitability to the Adviser under the Management Agreement would not be unreasonable in light of the anticipated services and benefits provided to the Fund under the new fee structure.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the management fees and other expenses paid by the Fund under the Management Agreement would be the same as or less than the amounts the Fund would have paid under the prior structure, which involved the Investment Advisory and Administration Agreement operating in conjunction with a terminable expense limitation agreement. The Trustees further considered that shareholders would benefit because expenses would be limited even when the Fund is new or if assets decreased. The Trustees also considered the fact that increases in assets would not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future. In this regard, The Trustees noted that after the Management Agreement’s initial two-year term, the Trustees would have the opportunity to review the fee each year as part of the annual contract renewal process.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds and a comparison of Fund performance against the index the Fund seeks to track. The Trustees also considered Fund performance information reviewed at regular Board Meetings. After considering such information, the Trustees concluded that the prospects for competitive future performance were acceptable.

Management Fees and Expense Ratios

The Trustees considered the contractual unitary management fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees also considered additional fund comparisons proposed by the Adviser. The Trustees also considered information comparing the management fee for the Fund to the expense ratios of mutual funds with similar investment objectives or in similar asset classes managed by the Adviser.

The Trustees noted that the Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, the Trustees concluded that the proposed management fees were reasonable.

Based on the foregoing, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Management Agreement are fair and reasonable; (b) concluded that the proposed fees were reasonable in light of the services that the Adviser will provide to the Fund; and (c) approved the Management Agreement.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	AUGUST 31, 2019

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-RETF-819

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
November 4, 2019

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
November 4, 2019